RBC Equity Funds
Prospectus

November 27, 2012

RBC Mid Cap Value Fund	RBC Small Cap Core Fund
Class I: RBMVX	Class A: TEEAX
Class I: RCSIX
RBC SMID Cap Growth Fund
Class A: TMCAX	RBC Microcap Value Fund
Class I: TMCIX	Class A: TMVAX
Class I: RMVIX
RBC Enterprise Fund
Class A: TETAX
Class I: TETIX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund shares described in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of Contents

Fund Summaries
This prospectus describes the equity funds (the “Funds” or each a “Fund”) offered by RBC Funds Trust. Carefully review this important section, which summarizes the Funds’ investment objectives, principal investment strategies and risks, past performance, and fees.	1	RBC Mid Cap Value Fund
	5	RBC SMID Cap Growth Fund
	10	RBC Enterprise Fund
	14	RBC Small Cap Core Fund
	18	RBC Microcap Value Fund
	23	Important Additional Information

More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks
	24	Investment Objectives
	24	Principal Investment Strategies
	26	Investing for Temporary Defensive Purposes
	27	Risk Profile of Mutual Funds
	27	Overview of Certain Principal Risks of the Funds
	27	Principal Risks

Management
The Funds are managed by RBC Global Asset Management (U.S.) Inc. (“RBC GAM (U.S.)” or the “Advisor”).	30	Investment Advisor
	31	Portfolio Managers
	32	Historical Performance Data of the Portfolio Managers of the RBC Mid Cap Value Fund

Shareholder Information
Review this section for details on how shares are valued, how to purchase, sell and exchange shares, related charges and payments of dividends and distributions.	36	Pricing of Fund Shares
	37	Investment Minimums
	38	Additional Policies About Transactions
	40	Instructions for Opening an Account
	41	Instructions for Purchasing and Adding to Your Shares
	42	Automatic Monthly Investments
	42	Dividends and Distributions and Directed Dividend Option
	43	Selling Your Shares
	44	Instructions for Selling Shares (Redemptions)
	44	Additional Policies on Selling Shares (Redemptions)
	45	Exchanging Your Shares
	46	Additional Policies on Exchanges
	46	Additional Shareholder Services
	47	Market Timing and Excessive Trading
	48	Disclosure of Portfolio Holdings
	49	Distribution Arrangements/Sales Charges
	51	Distribution and Service (12b-1) Fees
	51	Dividends, Distributions and Taxes
	53	Organizational Structure

Financial Highlights
54
Privacy Policy
60

Back Cover
Where to Learn More About the Funds

Fund Summary	RBC Mid Cap Value Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class I
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)	None
Redemption Fee (as a % of amount redeemed or exchanged within 30 days after the date of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.70%
Distribution and Service (12b-1) Fees	None
Other Expenses	4.61%
Total Annual Fund Operating Expenses	5.31%
Fee Waiver and/or Expense Reimbursement[1]	(4.41)%

Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement[1,2]	0.90%

1

The Advisor has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses or extraordinary expenses such as litigation) to 0.90% of the Fund’s average daily net assets. This expense limitation agreement is in place until January 31, 2014 and may not be terminated by the Advisor prior to that date.

2

SEC rules require fund expense tables to reflect the effect of “Acquired Fund Fees and Expenses,” which are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including business development companies (BDCs). BDC expenses are similar to expenses paid by any operating company held by the Fund, and are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. For the fiscal year ended September 30, 2012, the indirect expenses attributable to the Fund’s investment in BDCs was 0.16%. The Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement in this table has not been revised to reflect the effect of such BDC investments, because as of June 15, 2012, the Fund no longer holds or invests in BDCs.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class I
One Year	$92
Three Years	$1,194
Five Years	$2,289
Ten Years	$4,998

Fund Summary	RBC Mid Cap Value Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 160% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its assets in common stocks of mid-sized companies that are considered to be undervalued in relation to earnings, dividends and/or assets. Mid-sized companies are defined by the Fund as companies that fall within the market capitalization range of $1 billion to $12 billion at the time of purchase. The Advisor uses a disciplined, bottom-up approach to select stocks for the Fund’s portfolio with a focus on fundamental research and qualitative analysis. This analysis considers factors such as attractive and sustainable business fundamentals, financial strength, management strength and low valuation. The Fund normally invests for the long-term, but may sell a security at any time the Advisor considers the security to be overvalued or otherwise unfavorable. The Fund expects to invest primarily in securities of U.S.-based companies, but may also invest in securities of non-U.S. companies.

Principal Risks

The value of your investment in the Fund will change daily, which means that you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. The principal risks of investing in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the Advisor’s ability to make investment decisions that are suited to achieve the Fund’s investment objective.

Counterparty Risk. The Fund is subject to the risk of the failure of any markets in which its positions trade, of their clearinghouses, of any counterparty or guarantor of the Fund’s transactions or of any service provider to the Fund. Their inability or unwillingness to honor obligations can subject the Fund to credit losses incurred from late payments, failed payments and default. In times of general market turmoil, even large, well-established financial institutions may fail rapidly with little warning.

Foreign Risk. Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Government Intervention in Financial Markets Risk. Instability in the financial markets has led the U.S. Government to take unprecedented actions to support certain financial institutions and certain segments of the financial markets that experienced extreme volatility. Regulatory organizations may take future legislative or regulatory actions that may affect the operations of the Fund or the Fund’s investments. Such actions could limit or preclude the Fund’s ability to achieve its investment objective.

Fund Summary	RBC Mid Cap Value Fund

Market Risk. The markets in which the Fund invests may go down in value, sometimes sharply and unpredictably. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

Mid-Sized Company Risk. Stocks of mid-sized companies may carry greater risks than those of larger companies because mid-sized companies may have less management experience, competitive strengths and financial resources than larger companies. Mid-sized companies may also be more vulnerable to adverse business or economic events and may be more volatile than larger companies.

Value Investing Risk. Value stocks may not increase in price as anticipated by the Advisor if they fall out of favor with investors or the markets favor faster-growing companies.

Performance Information

The bar chart and performance table provide an indication of the risks of an investment in the Fund by showing changes in performance from year to year and by showing how the Fund’s average annual total returns (before and after taxes) compare with those of a broad-based securities index. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.rbcgam.us or by calling 1-800-422-2766.

RBC Mid Cap Value Fund – Class I
Annual Total Returns

During the periods shown in the chart for the RBC Mid Cap Value Fund – Class I:

	Quarter	Year	Returns
Best quarter:	Q4	2011	18.10%
Worst quarter:	Q3	2011	-23.41%

The year-to-date return of Class I shares as of September 30, 2012 was 11.54%.

Fund Summary	RBC Mid Cap Value Fund

Performance Table

The table below shows after-tax returns for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax benefit for any loss incurred on the sale of the shares. The inception date of the Fund is December 31, 2009.

Average Annual Total Returns (for the periods ended December 31, 2011)

	Past Year	Since Inception
Class I Before Taxes	-3.60%	10.43%
Class I After Taxes on Distributions	-8.55%	6.16%
Class I After Taxes on Distributions and Sale of Shares	-1.66%	6.70%
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)	-1.38%	10.92%

Investment Advisor

RBC Global Asset Management (U.S.) Inc.

Portfolio Managers

The following individuals are primarily responsible for the day-to-day management of the Fund’s portfolio:

•	Stephen E. Kylander, Vice President and Senior Portfolio Manager of the Advisor, has been the lead portfolio manager of the Fund since 2009.

•	Lance F. James, Managing Director and Senior Portfolio Manager of the Advisor, has been a co-manager of the Fund since 2009.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or a combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you may be taxed later upon withdrawal of your investment from such arrangement.

For important information about “Purchase and Sale of Fund Shares” and “Payments to Broker-Dealers and Other Financial Intermediaries,” please turn to “Important Additional Information” on page 23 of this prospectus.

Fund Summary	RBC SMID Cap Growth Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Funds in this prospectus. More information about these and other discounts is available from your financial professional and under the subheading “Reducing the Initial Sales Charge on Purchases of Class A Shares” on page 50 of this prospectus.

	Class A	Class I
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)	None [1]	None
Redemption Fee (as a % of amount redeemed or exchanged within 30 days after the date of purchase)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.65%	0.65%
Total Annual Fund Operating Expenses	1.60%	1.35%
Fee Waiver and/or Expense Reimbursement[2]	(0.25)%	(0.25)%

Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement[2]	1.35%	1.10%

[1]	A 1.00% CDSC is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more of Class A shares on which no front-end sales charge was paid.

[2]

The Advisor has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses or extraordinary expenses such as litigation) to the net expenses in the table. This expense limitation agreement is in place until January 31, 2014 and may not be terminated by the Advisor prior to that date.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class I
One Year	$705	$112
Three Years	$1,028	$403
Five Years	$1,374	$715
Ten Years	$2,346	$1,602

Fund Summary	RBC SMID Cap Growth Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in common stocks of small and mid capitalization growth companies with market capitalizations from $300 million to $6 billion at the time of investment. The Advisor uses a bottom-up investment approach employing fundamental analysis to identify individual companies for inclusion in the Fund’s portfolio.

In analyzing companies for investment, the Advisor looks for, among other things, companies that it believes have:

•	Positive future revenue and earnings growth prospects

•	Consistent financial results

•	High returns on equity and profit margins relative to industry peers

•	A strong balance sheet

•	Attractive valuation metrics

In addition, the Advisor prefers companies that it believes possess the following qualitative characteristics:

•	Superior company management

•	A unique market niche and broad market opportunities

•	Solid accounting methodology

The Fund’s portfolio will normally consist of approximately 70 to 90 companies.

Principal Risks

The value of your investment in the Fund will change daily, which means that you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. The principal risks of investing in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the Advisor’s ability to make investment decisions that are suited to achieve the Fund’s investment objective.

Counterparty Risk. The Fund is subject to the risk of the failure of any markets in which its positions trade, of their clearinghouses, of any counterparty or guarantor of the Fund’s transactions or of any service provider to the Fund. Their inability or unwillingness to honor obligations can subject the Fund to credit losses incurred from late payments, failed payments and default. In times of general market turmoil, even large, well-established financial institutions may fail rapidly with little warning.

Fund Summary	RBC SMID Cap Growth Fund

Government Intervention in Financial Markets Risk. Instability in the financial markets has led the U.S. Government to take unprecedented actions to support certain financial institutions and certain segments of the financial markets that experienced extreme volatility. Regulatory organizations may take future legislative or regulatory actions that may affect the operations of the Fund or the Fund’s investments. Such actions could limit or preclude the Fund’s ability to achieve its investment objective.

Growth Investing Risk. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections.

Market Risk. The markets in which the Fund invests may go down in value, sometimes sharply and unpredictably. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

Mid-Sized Company Risk. Stocks of mid-sized companies may carry greater risks than those of larger companies because mid-sized companies may have less management experience, competitive strengths and financial resources than larger companies. Mid-sized companies may also be more vulnerable to adverse business or economic events and may be more volatile than larger companies.

Small Company Risk. The value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities of larger companies, due to narrow markets and limited resources of smaller companies. The Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Performance Information

The bar chart and performance table provide an indication of the risks of an investment in the Fund by showing changes in performance from year to year and by showing how the Fund’s average annual total returns (before and after taxes) compare with those of a broad-based securities index. Sales charges are not reflected in the bar chart, and if those charges had been included, the returns would be less than those shown below. The returns for the Fund for the periods prior to April 19, 2004 reflect the performance of predecessor funds. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.rbcgam.us or by calling 1-800-422-2766.

Fund Summary	RBC SMID Cap Growth Fund

RBC SMID Cap Growth Fund – Class A
Annual Total Returns

During the periods shown in the chart for the RBC SMID Cap Growth Fund – Class A:

	Quarter	Year	Returns
Best quarter:	Q2	2003	17.48%
Worst quarter:	Q4	2008	-28.41%

The year-to-date return of Class A shares (excluding sales charges) as of September 30, 2012 was 15.77%.

Performance Table

The table below shows after-tax returns for Class A shares only and assumes applicable maximum sales charges. After-tax returns for Class I shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax benefit for any loss incurred on the sale of the shares. The inception date of the Fund (Class A and Class I) is December 31, 1990.

Average Annual Total Returns (for the periods ended December 31, 2011)1

	Past Year	Past 5 Years	Past 10 Years	Since Inception
Class A Before Taxes	-4.39%	1.56%	3.50%	10.08%
Class A After Taxes on Distributions	-4.39%	1.27%	3.06%	8.59%
Class A After Taxes on Distributions and Sale of Shares	-2.86%	1.31%	2.96%	8.43%
Class I Before Taxes	1.77%	3.05%	4.38%	10.72%
Russell 2500™ Growth Index (reflects no deduction for fees, expenses or taxes)	-1.57%	2.89%	5.23%	9.23%

[1]

The performance for the period from June 1, 1994 to April 19, 2004 reflects the performance of the Mid Cap Equity Fund, the predecessor to RBC SMID Cap Growth Fund. The performance of the Fund also includes the performance of a common trust fund (“CTF”) account advised by the Advisor (including its predecessor) and managed the same as the Fund in all material respects for the period from December 31, 1990 to June 1, 1994, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The CTF account was not registered with the Securities and Exchange Commission (“SEC”) under the 1940 Act and therefore was not

Fund Summary	RBC SMID Cap Growth Fund

subject to the investment restrictions imposed by law on registered mutual funds. If the CTF account had been registered, the CTF account’s performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

Investment Advisor

RBC Global Asset Management (U.S.) Inc.

Portfolio Manager

•	Kenneth A. Tyszko, Managing Director and Senior Portfolio Manager of the Advisor, has been the lead portfolio manager of the Fund since October 2009.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or a combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you may be taxed later upon withdrawal of your investment from such arrangement.

For important information about “Purchase and Sale of Fund Shares” and “Payments to Broker-Dealers and Other Financial Intermediaries,” please turn to “Important Additional Information” on page 23 of this prospectus.

Fund Summary	RBC Enterprise Fund

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Funds in this prospectus. More information about these and other discounts is available from your financial professional and under the subheading “Reducing the Initial Sales Charge on Purchases of Class A Shares” on page 50 of this prospectus.

	Class A	Class I
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)	None [1]	None
Redemption Fee (as a % of amount redeemed or exchanged within
30 days after the date of purchase)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.93%	0.93%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.40%	0.40%
Total Annual Fund Operating Expenses	1.58%	1.33%
Fee Waiver and/or Expense Reimbursement[2]	(0.25)%	(0.25)%

Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement[2]	1.33%	1.08%

1	A 1.00% CDSC is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more of Class A shares on which no front-end sales charge was paid.

2

The Advisor has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses or extraordinary expenses such as litigation) to the net expenses in the table. This expense limitation agreement is in place until January 31, 2014 and may not be terminated by the Advisor prior to that date.

Example:This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class I
One Year	$703	$110
Three Years	$1,022	$397
Five Years	$1,364	$705
Ten Years	$2,325	$1,580

Fund Summary	RBC Enterprise Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests primarily in common stocks of companies whose market capitalizations at the time of the Fund’s initial purchase are below the dollar-weighted median market capitalization of companies in the Russell 2000® Index, which are often referred to as “micro-cap” companies. However, the Fund is more broadly authorized to invest in common stocks of small capitalization companies, defined for this purpose as companies whose market capitalizations at the time of initial purchase are at or below the highest capitalization represented in the Russell 2000® Index. As of May 31, 2012, the highest capitalization represented in the Russell 2000® Index was $ 2.6 billion.

The Fund seeks to provide long-term growth of capital while taking a low risk approach to small company investing. The Fund selects stocks of companies that are selling at prices the Advisor believes are attractive in relation to the companies’ fundamental financial characteristics and business prospects. The Advisor uses a bottom-up approach to select stocks for the Fund’s portfolio with a focus on companies’ competitive positions, strong balance sheets, and profit margin improvement potential. The Advisor believes that portfolios of smaller companies with low valuations, long-term attractive business fundamentals, and near-term profitability improvement potential should produce strong absolute and risk-adjusted returns over time.

Principal Risks

The value of your investment in the Fund will change daily, which means that you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. The principal risks of investing in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the Advisor’s ability to make investment decisions that are suited to achieve the Fund’s investment objective.

Counterparty Risk. The Fund is subject to the risk of the failure of any markets in which its positions trade, of their clearinghouses, of any counterparty or guarantor of the Fund’s transactions or of any service provider to the Fund. Their inability or unwillingness to honor obligations can subject the Fund to credit losses incurred from late payments, failed payments and default. In times of general market turmoil, even large, well-established financial institutions may fail rapidly with little warning.

Government Intervention in Financial Markets Risk. Instability in the financial markets has led the U.S. Government to take unprecedented actions to support certain financial institutions and certain segments of the financial markets that experienced extreme volatility. Regulatory organizations may take future legislative or regulatory actions that may affect the operations of the Fund or the Fund’s investments. Such actions could limit or preclude the Fund’s ability to achieve its investment objective.

Fund Summary	RBC Enterprise Fund

Market Risk. The markets in which the Fund invests may go down in value, sometimes sharply and unpredictably. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

Small and Micro Company Risk. Stocks of smaller and less seasoned companies involve greater risks than those of larger companies. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, a Fund’s net asset value may be subject to rapid and substantial changes. Small company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a Fund wants to sell a large quantity of stock of a smaller company, the Fund may have to sell at a lower price than the Advisor might prefer, or it may have to sell in small quantities over a period of time. Small company risk can be intensified when investing in micro-cap companies. The prices of micro-cap stocks are generally more volatile and their markets are less liquid relative to larger companies. An investment in the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger companies.

Performance Information

The bar chart and performance table provide an indication of the risks of an investment in the Fund by showing changes in performance from year to year and by showing how the Fund’s average annual total returns (before and after taxes) compare with those of a broad-based securities index. The returns for the Fund for the periods prior to September 30, 2004 reflect the performance of a predecessor fund. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.rbcgam.us or by calling 1-800-422-2766.

RBC Enterprise Fund – Class I
Annual Total Returns

During the periods shown in the chart for the RBC Enterprise Fund – Class I:

	Quarter	Year	Returns
Best quarter:	Q2	2009	27.91%
Worst quarter:	Q4	2008	-26.11%

Fund Summary	RBC Enterprise Fund

The year-to-date return of Class I shares as of September 30, 2012 was 20.82%.

Performance Table

The table below shows after-tax returns for Class I shares only. After-tax returns for Class A shares assume applicable maximum sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax benefit for any loss incurred on the sale of the shares. Performance shown for periods prior to the inception date of Class A (April 19, 2004) and Class I (September 30, 2004) is based on the performance of a class of shares that is no longer offered, adjusted to reflect the fees and expenses and any applicable sales charges of the applicable class. The inception date of the Fund and the prior class of shares is December 2, 1983.

Average Annual Total Returns (for the periods ended December 31, 2011)

	Past Year	Past 5 Years	Past 10 Years	Since Inception
Class I Before Taxes	-1.79%	-2.07%	6.19%	10.20%
Class I After Taxes on Distributions	-1.79%	-2.93%	5.29%	8.03%
Class I After Taxes on Distributions and Sale of Shares	-1.17%	-1.86%	5.33%	7.98%
Class A Before Taxes	-7.57%	-3.46%	5.30%	9.70%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes; inception calculated from November 30, 1983)	-4.18%	0.15%	5.62%	8.58%

Investment Advisor

RBC Global Asset Management (U.S.) Inc.

Portfolio Managers

The following individuals are primarily responsible for the day-to-day management of the Fund’s portfolio:

•

Lance F. James, Managing Director and Senior Portfolio Manager of the Advisor, was the lead portfolio manager from 1999 to 2002, a co-manager from 2002 to 2006 and has been the lead portfolio manager of the Fund since 2006.

•	George Prince, Portfolio Manager of the Advisor, has been a co-manager of the Fund since 2007.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or a combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you may be taxed later upon withdrawal of your investment from such arrangement.

For important information about “Purchase and Sale of Fund Shares” and “Payments to Broker-Dealers and Other Financial Intermediaries,” please turn to “Important Additional Information” on page 23 of this prospectus.

Fund Summary	RBC Small Cap Core Fund

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Funds in this prospectus. More information about these and other discounts is available from your financial professional and under the subheading “Reducing the Initial Sales Charge on Purchases of Class A Shares” on page 50 of this prospectus.

	Class A	Class I5
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)	None [1]	None
Redemption Fee (as a % of amount redeemed or exchanged within 30 days after the date of purchase)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees[2]	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.52%	0.52%
Total Annual Fund Operating Expenses	1.62%	1.37%
Fee Waiver and/or Expense Reimbursement[3]	(0.47)%	(0.47)%

Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement3,[4]	1.15%	0.90%

1	A 1.00% CDSC is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more of Class A shares on which no front-end sales charge was paid.

2	The Annual Fund Operating Expenses of the Fund have been restated to reflect a reduction in the Management Fee to 0.85% effective November 27, 2012.

3

The Advisor has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses or extraordinary expenses such as litigation) to the net expenses in the table. This expense limitation agreement is in place until January 31, 2014 and may not be terminated by the Advisor prior to that date.

4

SEC rules require fund expense tables to reflect the effect of “Acquired Fund Fees and Expenses,” which are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including business development companies (BDCs). BDC expenses are similar to expenses paid by any operating company held by the Fund, and are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. For the fiscal year ended September 30, 2012, the indirect expenses attributable to the Fund’s investment in BDCs was 0.13%. The Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement in this table has not been revised to reflect the effect of such BDC investments, because as of June 15, 2012, the Fund no longer holds or invests in BDCs.

5	Class I shares were previously designated Class S shares prior to November 27, 2012.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5%

Fund Summary	RBC Small Cap Core Fund

return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class I
One Year	$685	$92
Three Years	$1,013	$388
Five Years	$1,364	$705
Ten Years	$2,349	$1,605

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its assets in common stocks of small companies. The Fund currently considers “small companies” to be those within the market capitalization range of the Russell 2000® Index at the time of initial purchase by the Fund. As of May 31, 2012, the market capitalization range of the Russell 2000® Index was $101 million to $2.6 billion.

Principal Risks

The value of your investment in the Fund will change daily, which means that you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. The principal risks of investing in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the Advisor’s ability to make investment decisions that are suited to achieve the Fund’s investment objective.

Counterparty Risk. The Fund is subject to the risk of the failure of any markets in which its positions trade, of their clearinghouses, of any counterparty or guarantor of the Fund’s transactions or of any service provider to the Fund. Their inability or unwillingness to honor obligations can subject the Fund to credit losses incurred from late payments, failed payments and default. In times of general market turmoil, even large, well-established financial institutions may fail rapidly with little warning.

Government Intervention in Financial Markets Risk. Instability in the financial markets has led the U.S. Government to take unprecedented actions to support certain financial institutions and certain segments of the financial markets that experienced extreme volatility. Regulatory organizations may take future legislative or regulatory actions that may affect the operations of the Fund or the Fund’s investments. Such actions could limit or preclude the Fund’s ability to achieve its investment objective.

Market Risk. The markets in which the Fund invests may go down in value, sometimes sharply and unpredictably. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and

Fund Summary	RBC Small Cap Core Fund

international political circumstances. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

Small Company Risk. The value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities of larger companies, due to narrow markets and limited resources of smaller companies. The Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Performance Information

The bar chart and performance table provide an indication of the risks of an investment in the Fund by showing changes in performance from year to year and by showing how the Fund’s average annual total returns (before and after taxes) compare with those of a broad-based securities index. The returns for the Fund for the periods prior to April 19, 2004 reflect the performance of a predecessor fund. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.rbcgam.us or by calling 1-800-422-2766.

RBC Small Cap Core Fund – Class I
Annual Total Returns

During the periods shown in the chart for the RBC Small Cap Core Fund – Class I:

	Quarter	Year	Returns

Best quarter:	Q2	2009	28.47%
Worst quarter:	Q4	2008	-26.15%

The year-to-date return of Class I shares as of September 30, 2012 was 11.06%.

Performance Table

The table below shows after-tax returns for Class I shares only. After-tax returns for Class A shares assume applicable maximum sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors

Fund Summary	RBC Small Cap Core Fund

who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax benefit for any loss incurred on the sale of the shares. Class I shares were previously designated Class S shares prior to November 27, 2012. The inception date of the Fund (Class S) is August 5, 1991. Performance shown for periods prior to the inception date of Class A (April 19, 2004) is based on the performance of Class S shares, adjusted to reflect the fees and expenses and any applicable sales charges of the applicable class.

Average Annual Total Returns (for the periods ended December 31, 2011)

	Past Year	Past 5 Years	Past 10 Years	Since Inception
Class I Before Taxes	0.92%	2.66%	7.55%	10.03%
Class I After Taxes on Distributions	0.05%	1.45%	6.25%	8.70%
Class I After Taxes on Distributions and Sale of Shares	1.78%	2.02%	6.35%	8.58%
Class A Before Taxes	-5.10%	1.13%	6.62%	9.43%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes; inception calculated from July 31, 1991)	-4.18%	0.15%	5.62%	8.87%

Investment Advisor

RBC Global Asset Management (U.S.) Inc.

Portfolio Manager

•	Lance F. James, Managing Director and Senior Portfolio Manager of the Advisor, has been the lead portfolio manager of the Fund since 1991.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or a combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you may be taxed later upon withdrawal of your investment from such arrangement.

For important information about “Purchase and Sale of Fund Shares” and “Payments to Broker-Dealers and Other Financial Intermediaries,” please turn to “Important Additional Information” on page 23 of this prospectus.

Fund Summary	RBC Microcap Value Fund

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Funds in this prospectus. More information about these and other discounts is available from your financial professional and under the subheading “Reducing the Initial Sales Charge on Purchases of Class A Shares” on page 50 of this prospectus.

	Class A	Class I4
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)	None [1]	None
Redemption Fee (as a % of amount redeemed or exchanged within 30 days after the date of purchase)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.45%	0.45%
Total Annual Fund Operating Expenses	1.60%	1.35%
Fee Waiver and/or Expense Reimbursement[2]	(0.28)%	(0.28)%

Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement[2,3]	1.32%	1.07%

1	A 1.00% CDSC is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more of Class A shares on which no front-end sales charge was paid.

2

The Advisor has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses or extraordinary expenses such as litigation) to the net expenses in the table. This expense limitation agreement is in place until January 31, 2014 and may not be terminated by the Advisor prior to that date.

3

SEC rules require fund expense tables to reflect the effect of “Acquired Fund Fees and Expenses,” which are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including business development companies (BDCs). BDC expenses are similar to expenses paid by any operating company held by the Fund, and are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. For the fiscal year ended September 30, 2012, the indirect expenses attributable to the Fund’s investment in BDCs was 0.08%. The Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement in this table has not been revised to reflect the effect of such BDC investments, because as of June 15, 2012, the Fund no longer holds or invests in BDCs.

4	Class I shares were previously designated Class S shares prior to November 27, 2012.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund Summary	RBC Microcap Value Fund

	Class A	Class I
One Year	$702	$109
Three Years	$1,025	$400
Five Years	$1,371	$713
Ten Years	$2,344	$1,600

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its assets in microcap value stocks. The Fund buys microcap value stocks using a quantitative model. Microcap value stocks combine the characteristics of “microcap stocks” and “value stocks.” The Fund defines “microcap stocks” as stocks of companies that have market capitalization at the time of the Fund’s initial purchase of between $20 million and the market capitalization that marks the point between the 8th and 9th deciles of New York Stock Exchange listed stocks (“upper limit”). At the close of business on October 12, 2012, this “upper limit” was approximately $485.66 million. The Fund defines “value stocks” primarily as those with low price-to-book characteristics.

Stocks may be purchased for the Fund’s portfolio if they meet the “microcap stock” and “value stock” criteria described above, are issued by companies which have reported net income for the twelve month period prior to purchase of the stock, and have a low price to book valuation. Low liquidity may eliminate a stock which otherwise meets market capitalization and value criteria or may result in the stock being assigned a lower portfolio weighting. There will be a portfolio review, which may result in a readjustment of holdings, at least once per year. Sales of portfolio holdings may be made gradually over time as required by the liquidity criteria of an individual security.

Principal Risks

The value of your investment in the Fund will change daily, which means that you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. The principal risks of investing in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the Advisor’s ability to make investment decisions that are suited to achieve the Fund’s investment objective.

Counterparty Risk. The Fund is subject to the risk of the failure of any markets in which its positions trade, of their clearinghouses, of any counterparty or guarantor of the Fund’s transactions or of any service provider to the Fund. Their inability or unwillingness to honor obligations can subject the Fund to credit losses incurred from late payments, failed payments and default. In times of general market turmoil, even large, well-established financial institutions may fail rapidly with little warning.

Government Intervention in Financial Markets Risk. Instability in the financial markets has led the U.S. Government to take unprecedented actions to support certain financial institutions and certain segments of the

Fund Summary	RBC Microcap Value Fund

financial markets that experienced extreme volatility. Regulatory organizations may take future legislative or regulatory actions that may affect the operations of the Fund or the Fund’s investments. Such actions could limit or preclude the Fund’s ability to achieve its investment objective.

Market Risk. The markets in which the Fund invests may go down in value, sometimes sharply and unpredictably. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

Small and Micro Company Risk. Stocks of smaller and less seasoned companies involve greater risks than those of larger companies. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, a Fund’s net asset value may be subject to rapid and substantial changes. Small company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a Fund wants to sell a large quantity of stock of a smaller company, the Fund may have to sell at a lower price than the Advisor might prefer, or it may have to sell in small quantities over a period of time. Small company risk can be intensified when investing in micro-cap companies. The prices of micro-cap stocks are generally more volatile and their markets are less liquid relative to larger companies. An investment in the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger companies.

Value Investing Risk. Value stocks may not increase in price as anticipated by the Advisor if they fall out of favor with investors or the markets favor faster-growing companies.

Performance Information

The bar chart and performance table provide an indication of the risks of an investment in the Fund by showing changes in performance from year to year and by showing how the Fund’s average annual total returns (before and after taxes) compare with those of a broad-based securities index. The returns for the Fund for the periods prior to April 19, 2004 reflect the performance of a predecessor fund. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.rbcgam.us or by calling 1-800-422-2766.

Fund Summary	RBC Microcap Value Fund

RBC Microcap Value Fund – Class I
Annual Total Returns

During the periods shown in the chart for the RBC Microcap Value Fund – Class I:

	Quarter	Year	Returns
Best quarter:	Q2	2009	26.17%
Worst quarter:	Q4	2008	-29.79%

The year-to-date return of Class I shares as of September 30, 2012 was 17.07%.

Performance Table

The table below shows after-tax returns for Class I shares only. After-tax returns for Class A shares assume applicable maximum sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax benefit for any loss incurred on the sale of the shares. Class I shares were previously designated Class S shares prior to November 27, 2012. The inception date of the Fund (Class S) is September 10, 1987. Performance shown for periods prior to the inception date of Classes A (April 19, 2004) is based on the performance of Class S shares, adjusted to reflect the fees and expenses and any applicable sales charges of the applicable class.

Fund Summary	RBC Microcap Value Fund

Average Annual Total Returns (for the periods ended December 31, 2011)

	Past Year	Past 5 Years	Past 10 Years	Since Inception
Class I Before Taxes	-3.06%	-2.88%	6.28%	8.47%
Class I After Taxes on Distributions	-3.16%	-3.43%	5.57%	6.95%
Class I After Taxes on Distributions and Sale of Shares	-1.86%	-2.51%	5.42%	6.80%
Class A Before Taxes	-8.83%	-4.26%	5.38%	7.94%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes; inception calculated from August 31, 1987)	-5.50%	-1.87%	6.40%	9.33%

Investment Advisor

RBC Global Asset Management (U.S.) Inc.

Portfolio Manager

•	Lance F. James, Managing Director and Senior Portfolio Manager of the Advisor, has been the lead portfolio manager of the Fund since 2009.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or a combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you may be taxed later upon withdrawal of your investment from such arrangement.

For important information about “Purchase and Sale of Fund Shares” and “Payments to Broker-Dealers and Other Financial Intermediaries,” please turn to “Important Additional Information” on page 23 of this prospectus.

Important Additional Information

Purchase and Sale of Fund Shares

You may purchase or redeem (sell) shares of the Funds by phone (1-800-422-2766), by mail (RBC Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701) or by wire. The following table provides the Funds’ minimum initial and subsequent investment requirements, which may be reduced or modified in some cases.

Minimum Initial Investment:
Class A	$1,000 ($250 for IRA and $100 for Automatic Monthly Investment Plan)

Class I	$250,000 ($0 for Qualified Retirement Plans)
Minimum Subsequent Investment:
Class A	$100 ($1,000 for wire purchases and $50 for Automatic Monthly Investment Plan)

Class I	No Minimum

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks

Investment Objectives

With the exception of the RBC Mid Cap Value Fund, each Fund’s investment objective described in the “Fund Summary” section of this prospectus is fundamental and cannot be changed without shareholder approval. The investment objective of the RBC Mid Cap Value Fund may be changed by the Board of Trustees without shareholder approval.

Principal Investment Strategies

The information below describes in greater detail each Fund’s principal investment strategies. A full discussion of all permissible investments can be found in the Funds’ Statement of Additional Information (“SAI”).

RBC Mid Cap Value Fund. The Fund normally invests at least 80% of its assets in common stocks of mid-sized companies that are considered to be undervalued in relation to earnings, dividends and/or assets. The 80% investment policy may be changed by the Board without shareholder approval. The Fund will provide notice to shareholders at least 60 days prior to any change to its 80% investment policy. Mid-sized companies are defined by the Fund as companies that fall within the market capitalization range of $1 billion to $12 billion at time of purchase. The Advisor uses a disciplined, bottom-up approach to select stocks for the Fund’s portfolio with a focus on fundamental research and qualitative analysis. This analysis considers factors such as attractive and sustainable business fundamentals, financial strength, management strength and low valuation. The Fund normally invests for the long-term, but may sell a security at any time the Advisor considers the security to be overvalued or otherwise unfavorable. The Fund expects to invest primarily in securities of U.S.-based companies, but may also invest in securities of non-U.S. companies.

RBC SMID Cap Growth Fund. The Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in common stocks of small and mid capitalization growth companies with market capitalizations from $300 million to $6 billion at the time of investment. The 80% investment policy may be changed by the Board without shareholder approval. The Fund will provide notice to shareholders at least 60 days prior to any change to its 80% investment policy. The Advisor uses a bottom-up investment approach employing fundamental analysis to identify individual companies for inclusion in the Fund’s portfolio.

In analyzing companies for investment, the Advisor looks for, among other things, companies that it believes have:

•	Positive future revenue and earnings growth prospects

•	Consistent financial results

•	High returns on equity and profit margins relative to industry peers

•	A strong balance sheet

•	Attractive valuation metrics

In addition, the Advisor prefers companies that it believes possess the following qualitative characteristics:

•	Superior company management

•	A unique market niche and broad market opportunities

More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks

•	Solid accounting methodology

The Fund’s portfolio will normally consist of approximately 70 to 90 companies.

RBC Enterprise Fund. The Fund normally invests primarily in common stocks of companies whose market capitalizations at the time of the Fund’s initial purchase are below the dollar-weighted median market capitalization of companies in the Russell 2000® Index, which are often referred to as “micro-cap” companies. However, the Fund is more broadly authorized to invest in common stocks of small capitalization companies, defined for this purpose as companies whose market capitalizations at the time of initial purchase are at or below the highest capitalization represented in the Russell 2000® Index. As of May 31, 2012, the highest capitalization represented in the Russell 2000® Index was $ 2.6 billion.

The Fund seeks to provide long-term growth of capital while taking a low risk approach to small company investing. The Fund selects stocks of companies that are selling at prices the Advisor believes are attractive in relation to the companies’ fundamental financial characteristics and business prospects. The primary valuation ratios used to evaluate stocks are:

•	price relative to earnings

•	price relative to sales

•	price relative to assets as measured by book value

•	price relative to cash flow

The Advisor uses a bottom-up approach to select stocks for the Fund’s portfolio with a focus on companies’ competitive positions, strong balance sheets, and profit margin improvement potential. The Advisor believes that portfolios of smaller companies with low valuations, long-term attractive business fundamentals, and near-term profitability improvement potential should produce strong absolute and risk-adjusted returns over time.

The Fund normally invests for the long-term but may sell a security at any time that the Advisor considers it to be overvalued or otherwise unfavorable.

RBC Small Cap Core Fund. The Fund normally invests at least 80% of its assets in common stocks of small companies. The 80% investment policy may be changed by the Board without shareholder approval. The Fund will provide notice to shareholders at least 60 days prior to any change to its 80% investment policy. The Fund currently considers “small companies” to be those within the market capitalization range of the Russell 2000® Index at the time of initial purchase by the Fund. As of May 31, 2012, the market capitalization range of the Russell 2000® Index was $101 million to $2.6 billion. The Fund generally invests in stocks listed on national or regional exchanges or listed over-the-counter (on NASDAQ) with prices quoted daily in the financial press.

The Fund selects stocks of companies that are selling at prices the Advisor believes are reasonable in relation to the companies’ fundamental financial characteristics and business prospects. The primary valuation ratios used to evaluate stocks are:

•	price relative to earnings

•	price relative to sales

More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks

•	price relative to assets as measured by book value

•	price relative to cash flow

The Fund normally invests for the long-term, but may sell a security at any time that the Advisor considers it to be overvalued or otherwise unfavorable.

RBC Microcap Value Fund. The Fund invests, under normal circumstances, at least 80% of its assets in microcap value stocks. The 80% investment policy may be changed by the Board without shareholder approval. The Fund will provide notice to shareholders at least 60 days prior to any change to its 80% investment policy. The Fund buys microcap value stocks using a quantitative model. Microcap value stocks combine the characteristics of “microcap stocks” and “value stocks.” The Fund defines “microcap stocks” as stocks of companies that have market capitalization at the time of the Fund’s initial purchase of between $20 million and the market capitalization that marks the point between the 8th and 9th deciles of New York Stock Exchange listed stocks (“upper limit”). At the close of business on October 12, 2012, this “upper limit” was approximately $485.66 million. The “upper limit” is updated annually. The Fund defines “value stocks” primarily as those with low price-to-book characteristics.

Stocks may be purchased for the Fund’s portfolio if they meet the “microcap stock” and “value stock” criteria described above, are issued by companies which have reported net income for the twelve month period prior to purchase of the stock, and have a low price to book valuation. Low liquidity may eliminate a stock which otherwise meets market capitalization and value criteria or may result in the stock being assigned a lower portfolio weighting. There will be a portfolio review, which may result in a readjustment of holdings, at least once per year. Sales of portfolio holdings may be made gradually over time as required by the liquidity criteria of an individual security.

Investing for Temporary Defensive Purposes

Each Fund may respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in temporary defensive instruments, such as cash, short-term debt obligations or other high quality investments. This could prevent losses, but, if a Fund is investing defensively, it may not be investing according to its principal investment strategy and may not achieve its investment objective.

More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks

Risk Profile of Mutual Funds

Overview of Certain Principal Risks of the Funds

	Market Risk	Active Management Risk	Foreign Investment Risk	Mid-Sized Company Risk	Small Company Risk	Micro Company Risk
RBC Mid Cap Value Fund	X	X	X	X
RBC SMID Cap Growth Fund	X	X		X	X
RBC Enterprise Fund	X	X			X	X
RBC Small Cap Core Fund	X	X			X
RBC Microcap Value Fund	X	X			X	X

More information on these and other risks can be found in Equity Funds’ SAI.

Principal Risks

All the Funds are affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Advisor makes with respect to the investments of the Funds will not accomplish what they were designed to achieve or that the investments will have disappointing performance.

Because the Funds hold securities with fluctuating market prices, the value of each Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in a Fund could go down as well as up and you can lose money by investing in a Fund.

Your investment is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency, entity, or person.

More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks

The principal risks of investing in each Fund are identified in the “Fund Summary” section of this prospectus and are further described below.

Active Management Risk (All Funds). Each Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives.

Counterparty Risk (All Funds). Each Fund is subject to the risk of the failure of any markets in which its positions trade, of their clearinghouses, of any counterparty or guarantor of the Fund’s transactions or of any service provider to the Fund. Their inability or unwillingness to honor obligations can subject the Fund to credit losses incurred from late payments, failed payments and default. In times of general market turmoil, even large, well-established financial institutions may fail rapidly with little warning.

Foreign Risk (RBC Mid Cap Value Fund). Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Government Intervention in Financial Markets Risk (All Funds). Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. Each Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Advisor will monitor developments and seek to manage each Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Market Risk (All Funds). One or more markets in which a Fund invests may go down in value, sometimes sharply and unpredictably, and the value of the Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Events in one market may adversely impact a seemingly unrelated market. The success of a Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by a Fund. Unexpected volatility or illiquidity could impair a Fund’s profitability or result in losses.

More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks

Mid-Sized Company Risk (RBC Mid Cap Value Fund and RBC SMID Cap Growth Fund). Stocks of mid-sized companies may carry greater risks than those of larger companies because mid-sized companies may have less management experience, competitive strengths and financial resources than larger companies. They may be less liquid than stocks of larger companies and may be more sensitive to changes in the economy overall. Historically, mid-sized company stocks have been more volatile than those of larger companies.

Small Company Risk (All Funds except RBC Mid Cap Value Fund). Stocks of smaller and less seasoned companies involve greater risks than those of larger companies. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, a Fund’s net asset value may be subject to rapid and substantial changes. Small company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a Fund wants to sell a large quantity of a small company stock, the Fund may have to sell at a lower price than the Advisor might prefer, or it may have to sell in small quantities over a period of time.

Micro-cap Company Risk (RBC Enterprise Fund and Microcap Value Fund). Small company risk can be intensified when investing in micro-cap companies. The prices of micro-cap stocks are generally more volatile and their markets are less liquid relative to larger companies. An investment in the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger companies.

Growth Investing Risk (RBC SMID Cap Growth Fund). Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections.

Value Investing Risk (RBC Mid Cap Value Fund and RBC Microcap Value Fund). Value stocks may not increase in price as anticipated by the Advisor if they fall out of favor with investors or the markets favor faster-growing companies.

Management

Investment Advisor

The Funds are advised by RBC Global Asset Management (U.S.) Inc., a wholly-owned subsidiary of RBC USA Holdco Corporation, which is an indirect wholly-owned subsidiary of Royal Bank of Canada (“RBC”). RBC is one of North America’s leading diversified financial services companies and provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. RBC employs approximately 80,000 people who serve more than 15 million personal, business, public sector and institutional clients through offices in Canada, the U.S. and 51 other countries around the world. The Advisor has been registered with the SEC as an investment advisor since 1983, and has been a portfolio manager of publicly-offered mutual funds since 1986. The Advisor maintains its offices at 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402. The Advisor’s charter is to provide fixed income, equity, and balanced portfolio management services to institutional and individual investors. As of September 30, 2012, the Advisor’s investment team managed approximately $40.5 billion in assets for individuals, public entities, Taft-Hartley plans, corporations, private nonprofits, foundations, endowments, and healthcare organizations.

For these advisory services, each Fund paid a fee (expressed as a percentage of average net assets) during the fiscal year ended September 30, 2012 as follows:

RBC Mid Cap Value Fund	0.70%[1]
RBC SMID Cap Growth Fund	0.70%[1]
RBC Enterprise Fund	0.93%[1,2]
RBC Small Cap Core Fund	0.85%[1,3]
RBC Microcap Value Fund	0.90%[1]

1

The Advisor has contractually agreed to waive or limit fees through January 31, 2014 in order to maintain net annual fund operating expenses of the Funds as set forth under each Fund’s “Fees and Expenses of the Fund.” The waiver and limitation excludes brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation (including legal and audit fees and other costs in contemplation of or incident thereto) and indemnification, other expenses not incurred in the ordinary course of each Fund’s business and fees and expenses incurred indirectly by the Fund as a result of investment in shares of another investment company. The Fund will carry forward, for a period not to exceed 12 months from the date on which the Advisor waives fees or pays expenses, any expenses in excess of the expense limitation and repay the Advisor such amounts, provided the Fund is able to do so and remain in compliance with the expense limitation in place at the time the fees were waived or expenses paid.

2

Pursuant to the Investment Advisory Agreement for the RBC Enterprise Fund, the Fund pays a contractual fee as follows: 1.00% of the Fund’s average net assets of $30 million or less and 0.90% of net assets over $30 million.

3

On September 25, 2012, the Board of Trustees approved an amendment to the Investment Advisory Agreement for the RBC Small Cap Core Fund to reduce the management fee to 0.85% of the Fund’s average net assets effective November 27, 2012. The RBC Small Cap Core Fund previously paid a management fee of 1.00% of the Fund’s average net assets of $30 million or less and 0.90% of net assets over $30 million.

Information regarding the factors considered by the Board of Trustees of each Fund in connection with the most recent approval of the Investment Advisory Agreements with the Advisor is provided in the Funds’ Annual Report for the fiscal year ended September 30, 2012.

The Advisor provides certain administrative services to the Funds.

Additional Payments. The Advisor may make payments, out of its own resources and at no additional cost to the Funds or shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions (“Intermediaries”) in connection with the provision of administrative services; the distribution of the Funds’ shares; and reimbursement of ticket or operational charges (fees that an institution charges its representatives for effecting transactions in the Funds’ shares). In addition, certain Intermediaries may receive fees from the Funds for providing recordkeeping and other services for individual shareholders and/or retirement plan participants.

Management

Portfolio Managers

The Advisor is responsible for the overall management of each Fund’s portfolio, including security analysis, industry recommendations, cash positions, the purchase and sell decision making process and general daily oversight of the Funds’ portfolios. The individuals primarily responsible for the day-to-day management of each Fund’s portfolio are set forth below:

Portfolio Manager	Title	Role on Fund Since	Total Years of Financial Industry Experience	Degrees and Designations	Experience for Last 5 Years
RBC Mid Cap Value Fund: Team Managed with Lead
Stephen E. Kylander	Vice President and Senior Portfolio Manager	Lead since 2009	24 years	MBA from the Harvard Business School, BA Dartmouth College	Vice President and Senior Portfolio Manager at the Advisor since 2006. Portfolio Manager and Senior Analyst, Babson Capital Management, 1999-2006.

Lance F. James	Managing Director and Senior Portfolio Manager	Co-Manager since 2009	32 years	MBA Finance Wharton School of Business-University of Pennsylvania, AB Economics - Princeton University	Managing Director and Senior Portfolio Manager at the Advisor since 2006. Portfolio Manager, OFI Institutional and Babson Capital Management, 1986-2006.

RBC SMID Cap Growth Fund:
Kenneth A. Tyszko	Managing Director and Senior Portfolio Manager	Lead since October 2009	28 years	BS University of Illinois. CPA, CFA charterholder	Managing Director and Senior Portfolio Manager at the Advisor since 2001.

RBC Enterprise Fund: Team Managed with Lead
Lance F. James	Managing Director and Senior Portfolio Manager	Lead from 1999 to 2002 Co-Manager from 2002 to 2006 Lead since 2006	32 years	MBA Finance Wharton School of Business-University of Pennsylvania, AB Economics - Princeton University	Managing Director and Senior Portfolio Manager at the Advisor since 2006. Portfolio Manager, OFI Institutional and Babson Capital Management, 1986-2006.

Management

Portfolio Manager	Title	Role on Fund Since	Total Years of Financial Industry Experience	Degrees and Designations	Experience for Last 5 Years
George Prince	Portfolio Manager	Co-Manager since 2007	15 years	BA Yale University	Portfolio Manager, Senior Equity Analyst at the Advisor since 2006. Senior Equity Analyst, Eagle Asset Management, 2004-2006. Analyst, Babson Capital Management, 2002-2004.

RBC Small Cap Core Fund:
Lance F. James	Managing Director and Senior Portfolio Manager	Lead since 1991	32 years	MBA Finance Wharton School of Business - University of Pennsylvania, AB Economics - Princeton University	Managing Director and Senior Portfolio Manager at the Advisor since 2006. Portfolio Manager, OFI Institutional and Babson Capital Management, 1986-2006.

RBC Microcap Value Fund: Quantitative Strategy
Lance F. James	Managing Director and Senior Portfolio Manager	Lead since 2009	32 years	MBA Finance Wharton School of Business - University of Pennsylvania, AB Economics - Princeton University	Managing Director and Senior Portfolio Manager at the Advisor since 2006. Portfolio Manager, OFI Institutional and Babson Capital Management, 1986-2006.

Additional information about the portfolio managers’ compensation arrangements, other accounts managed by the portfolio managers, as applicable, and the portfolio managers’ ownership of securities of the funds they manage is available in the Equity Funds’ SAI.

Historical Performance Data of the Portfolio Managers
of the RBC Mid Cap Value Fund

The following tables show historical performance information for the RBC GAM (US) Mid Cap Value Equity Composite (the “Composite”). The performance information for the Composite does not represent the performance of the RBC Mid Cap Value Fund. The performance information for the Composite should not be considered a substitute for the RBC Mid Cap Value Fund’s performance. Performance is historical and does not guarantee or represent the future performance of the RBC Mid Cap Value Fund or of the Advisor. The Composite consists of all fully discretionary advisory client accounts managed by the Fund’s portfolio management team according to a Mid Cap Value investment strategy that has the same investment objective, and uses substantially similar investment policies and techniques as those of the Fund. For additional information on the members of the Fund’s portfolio management team, see “Portfolio Managers” above. The Composite is provided solely to illustrate the past performance of the Fund’s portfolio management team when managing substantially

Management

similar accounts. The performance presented for the period January 1, 2001 through May 5, 2006 represents the Mid Cap Value Equity track record established by the Fund’s portfolio management team while employed by another advisory firm unaffiliated with the Advisor. From May 8, 2006 forward, the Composite information represents accounts managed by the same portfolio management team since joining the Advisor. A complete list and description of the Advisor’s composites is available upon request.

The manner in which the performance was calculated for the Composite differs from that of registered mutual funds such as the Fund. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Except as otherwise noted, all returns reflect the payment of investment management fees, brokerage commissions and execution costs paid by the accounts included in the Composite, without taking into account federal or state income taxes. Custodial fees, if any, were not included in the calculations. Securities are valued as of trade-date. The results are based on fully discretionary accounts under management, including those accounts no longer with the firm. There is no minimum asset size below which portfolios were excluded from the Composite. The currency used to express performance in the Composite is the U.S. dollar. Performance results are presented both net of investment management fees and gross of investment management fees and include the reinvestment of all income. Because of variation in fee levels, the “net of fees” Composite returns may not be reflective of performance in any one particular account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The accounts that are included in the Composite are not subject to the same type of expenses to which the Fund is subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the Composite could have been adversely affected if the accounts in the Composite were subject to the same federal securities and tax laws as the Fund. In addition, while the accounts comprising the Composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund’s shares and the Fund’s obligation to redeem its shares will not adversely impact the Fund’s performance.

The investment results for the Composite are not intended to predict or suggest the future returns of the Fund. Total return performance of the Fund is calculated in accordance with the regulations of the SEC. The SEC standardized average annual total return is neither time weighted or asset weighted and is determined for specified periods by computing the annualized percentage change in the value of an initial amount that is invested in a share class of the Fund at the maximum public offering price. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

Mid Cap Value Equity Composite*(1)

Year	Composite Return Net of Investment Management Fees(2)	Composite Return Gross of Investment Management Fees	Benchmark (Russell Midcap® Value Index(3)) Return	Composite Dispersion(4)	Number of Accounts	Market Value ($MM)	Percentage of Firm Assets	Total Firm Assets ($MM)(5)

2012 (YTD6)	11.78%	12.09%	14.03%	0.05%	4	279.5	<1%	271,481.4
2011	-3.17%	-2.81%	-1.38%	0.16%	6	222.6	<1%	244,798.5
2010	26.17%	26.91%	24.75%	0.08%	4	134.4	< 1%	43,779.5
2009	32.65%	33.38%	34.21%	0.04%	3	19.9	< 1%	44,674.0
2008	-31.0%	-30.6%	-38.4%	0.3%	2	8.6	< 1%	32,140.1
2007	5.9%	6.4%	-1.4%	0.2%	2	12.4	< 1%	32,045.1
2006	18.9%	19.6%	20.2%	N/A	2	13.6	< 1%	28,358.1
2005	9.7%	10.6%	12.7%	N/A	1	29.5	—	27,018.8
2004	26.4%	27.5%	23.7%	N/A	1	26.7	—	26,858.3
2003	39.0%	40.2%	38.1%	N/A	1	8.1	—	22,518.8
2002	-2.4%	-1.6%	-9.6%	N/A	1	5.8	—	20,245.8
2001	9.8%	10.7%	2.3%	N/A	1	5.9	—	15,061.3

Management

Average Annual Total Returns for the periods ended September 30, 2012

	1 Year	3 Years	5 Years	10 Years
Composite net return	32.17%	13.25%	3.26%	12.19%
Composite gross return	32.67%	13.77%	3.76%	12.87%
Russell Midcap® Value Index (3)	29.28%	13.86%	1.73%	10.96%

*

The performance presented for the period January 1, 2001 through May 5, 2006 represents the Mid Cap Value Equity track record established by the Fund’s portfolio management team while employed by another advisory firm unaffiliated with the Advisor. From May 8, 2006, forward, the Composite information represents accounts managed by the same portfolio management team since joining the Advisor.

[1]

Although the Composite was created on May 8, 2006, performance information for the Composite is shown since its inception date, January 1, 2001. The Composite creation date is the date on which the Advisor first grouped the accounts to create a composite. The Composite inception date is the earliest date for which performance is reported for the Composite – the initial date of the performance record.

[2]

Net of Investment Management Fees was calculated using actual management fees. Institutional Fee Schedule: 0.85% on the first $10 million; 0.70% on the next $15 million; 0.60% on the next $25 million; 0.50% on assets over $50 million.

[3]

The Russell Midcap® Value Index, an unmanaged index, is a subset of the Russell Midcap® Index, which measures the performance of the stocks of the 800 smallest companies in the Russell 1000® Index, based on market capitalization. The Russell Midcap® Value Index measures the performance of those stocks of the Russell Midcap® Index with lower price-to-book ratios and lower relative forecasted growth rates. Individuals cannot invest directly in an index.

[4]

Dispersion of annual returns is measured by the equal weighted standard deviation of all accounts in the composite for a full year. Dispersion marked “N/A” means that the information is not statistically meaningful due to an insufficient number of portfolios in the Composite for the entire year.

[5]

Prior to January 1, 2006, the Total Firm Assets included all discretionary and non-discretionary assets managed by the Advisor. Effective January 1, 2006, Total Firm Assets are represented by assets managed by Voyageur Institutional Services (“VIS”), a division of the Advisor.

[6]	For the period January 1, 2012 through September 30, 2012.

Additional Composite Disclosures

GIPS® Compliance: The Composite has been prepared and presented in compliance with Global Investment Performance Standards (“GIPS®”). Compliance with GIPS® has been verified firm-wide by an independent third party from January 1993 through December 2009. In addition, a performance examination was conducted on the Composite beginning on January 1, 2001. The report is available upon request.

Composite Methodology: Returns are time-weighted total rates of return including cash and cash equivalents, income and realized and unrealized gains and losses. Returns are shown net of non-recoverable tax, while recoverable tax is included on a cash basis. Composite results are weighted by individual portfolio size, using start of period market values. Portfolios are valued at least monthly or on the date of any contribution/withdrawal greater than 10% within 1 month. Annual returns are calculated using geometric linking of monthly returns. An account becomes eligible for inclusion the first full calendar month after funding. Inclusion may be deferred in cases where it has not been possible to implement the investment strategy. Terminated accounts leave composites at the end of the calendar month before official notification of termination is received. Beginning May 8, 2006, when the Composite consists of more than three accounts, Composite policy requires the temporary removal of any portfolio incurring a client initiated significant cash inflow or outflow of at least 10% of portfolio assets. The temporary removal of such an account occurs at the beginning of the month in which the significant cash flow occurs and the account re-enters the Composite the first full month of being fully invested. Additional information regarding the treatment of significant cash flows is available upon request. Except as noted above, results include all discretionary, fee paying

Management

accounts of the Advisor. Additional information on policies for calculating and reporting returns is available on request.

Presentation of Results: Gross returns are presented before management, custodial and other fees but after all trading expenses. Net returns are calculated after the deduction of the actual management fees.

Shareholder Information

Pricing of Fund Shares

How NAV Is Calculated. The net asset value (“NAV”) is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is calculated by adding the total value of the Fund’s investments and other assets, determining the proportion of that total allocable to the particular class, subtracting the liabilities allocable to the class and then dividing that figure by the number of outstanding shares of that class.

1.	NAV is calculated separately for each class of shares.

2.	You can find many Funds’ NAV daily in The Wall Street Journal and in other newspapers or they are available at www.rbcgam.us or by calling 1-800-422-2766.

NAV =	Total Assets of Class – Liabilities
Number of Shares Outstanding

The per share NAV for each Fund is determined and its shares are normally priced at the close of regular trading on the New York Stock Exchange (“NYSE”), or at 4:00 p.m. Eastern time, whichever is earlier, on days the NYSE is open or, at the Funds’ option, on days the primary trading markets for the Funds’ portfolio instruments are open.

Your order for purchase, sale or exchange of shares is generally based on the next applicable price calculated after your order is received in good order by the Fund’s transfer agent. For example: If you place a purchase order to buy shares of a Fund, it must be received before 4:00 p.m. Eastern time in order to receive the NAV calculated at 4:00 p.m. If your order is received after 4:00 p.m. Eastern time, it will be based on the NAV calculated on the next business day at 4:00 p.m. Eastern time. Also, as further explained in the “Purchasing and Adding to Your Shares” section, if a purchase order in proper form is received by an authorized financial intermediary, the order will be treated as if it had been received by the Fund’s transfer agent at the time it is received by the intermediary.

Generally, you may purchase, redeem, or exchange shares of the Funds on any day when the NYSE is open. Purchases, redemptions, and exchanges may be restricted in the event of an early or unscheduled close of the NYSE. The Funds reserve the right to close if the primary trading market of the Funds’ portfolio instruments are closed and Fund management believes that there is not an adequate market to meet purchase, redemption or exchange requests.

Because the RBC SMID Cap Growth Fund and RBC Mid Cap Value Fund each may own securities that are primarily listed on foreign exchanges which may trade on days when such Fund does not price its shares, the net asset value of the RBC SMID Cap Growth Fund and RBC Mid Cap Value Fund may change on days when shareholders will not be able to purchase or redeem shares.

Valuation of Portfolio Securities. On behalf of each Fund, the Board of Trustees has adopted Pricing and Valuation Procedures for determining the value of Fund shares in accordance with applicable law. In general, when the market value of a portfolio security is readily available, the Fund shall rely on independent pricing services or market quotes from independent broker-dealers to determine the market value of portfolio securities. The market value of an equity security is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers or pricing services. Domestic and foreign fixed income securities and non-exchange traded derivatives are generally priced using valuations provided by independent pricing vendors. Prices obtained from pricing vendors utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional–size trading in similar groups of securities, yield, quality, coupon rate, maturity and type of issue. Investments in open-end investment companies are valued at the net asset value of those companies, and those companies may use fair value pricing as described in their prospectuses.

Shareholder Information

The Pricing and Valuation Procedures provide that, in situations where it is determined that market quotations are not readily available from a pricing service or independent broker-dealer, or the valuations are deemed to be unreliable or do not accurately reflect the value of the securities, Board approved “fair valuation” methodologies will be used. Under the Pricing and Valuation Procedures, fair valuation methodologies may also be used in situations such as the following: a price is determined to be stale (for example, it cannot be valued using the standard pricing method because a recent sale price is not available) on more than five consecutive days on which the Fund calculates its NAV; a foreign market is closed on a day when the U.S. markets are open and the last available price in the foreign market is determined not to represent a fair value; or a significant valuation event is determined to have occurred pursuant to the Pricing and Valuation Procedures. Significant valuation events may include, but are not limited to, the following: an event affecting the value of a security traded on a foreign market occurs between the close of that market and the close of regular trading on the NYSE; an extraordinary event like a natural disaster or terrorist act occurs; a large market fluctuation occurs; or an adverse development arises with respect to a specific issuer, such as a bankruptcy filing. “Fair value” is deemed to be the amount that the Fund might reasonably expect to receive for the security upon its current sale. Each such determination shall be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another.

Investment Minimums

You may purchase shares of the Funds through the Funds’ Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations or requirements on buying and selling shares.1 For qualified retirement benefit plans, there is no minimum requirement for initial investment in the Funds. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.

Minimum Initial Investment

Account Type	Amount
Regular	$1,000
IRA and Uniform Transfer/Gifts to Minors Accounts	$250
By exchange[2] from another RBC Fund into a regular account	$1,000
By exchange[2] from another RBC Fund into an IRA or Uniform Transfer/Gifts to Minors Account	$100
With Automatic Monthly Investments	$100
Class I: Regular – Institutions or Individuals	$250,000
Class I: Through qualified retirement benefit plans	$0

Minimum Additional Investment

Investment Type	Amount
By telephone or mail	$100
By exchange[2] from another RBC Fund into a regular account	$1,000
By exchange[2] from another RBC Fund into an IRA or Uniform Transfer/Gifts to Minors Account	$100
With Automatic Monthly Investments	$50

1

Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of a Fund which are processed based on the Fund’s net asset value next determined after your order is received by an organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by an organization. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may vary in terms of how they process your orders, and they may charge you transaction fees on purchases of Fund shares and may also impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or its transfer agent, U.S. Bancorp Fund Services, LLC. These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers.

Shareholder Information

2

The Funds listed in this prospectus, the RBC BlueBay Emerging Market Select Bond Fund, the RBC BlueBay Emerging Market Corporate Bond Fund, the RBC BlueBay Global High Yield Bond Fund, the RBC BlueBay Global Convertible Bond Fund, the RBC BlueBay Absolute Return Fund, the Access Capital Community Investment Fund and RBC Institutional Class 1 Shares of the Prime Money Market Fund are eligible for exchanges.

Additional Policies About Transactions

The Funds cannot process transaction requests unless they are properly completed as described in this section. The Funds may cancel or change their transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.

All purchases must be in US Dollars. All checks must be in US Dollars drawn on a domestic bank. The Funds will not accept payment in cash or money orders. The Funds also do not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, starter checks, post dated checks, post dated online bill pay checks, or any conditional order or payment.

The transfer agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment that is returned.

The Funds may waive their minimum purchase requirement. Each of the Funds, the Distributor, the Advisor or the transfer agent reserves the right to reject any application for any reason in its sole discretion, including rejection of orders not accompanied by proper payment and orders that are not in the best interests of the Funds and their shareholders. The Funds do not accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.

Telephone Purchase, Exchange and Redemption Privileges. Shareholders who open accounts with the RBC Funds will automatically be granted telephone purchase, exchange and redemption privileges unless the privileges are explicitly declined in writing, either on the account application or by writing to the Funds. If you call the Funds, the Funds’ representative may request personal identification and may tape record the call.

Class A Eligibility. Class A shares are offered by all Funds except the RBC Mid Cap Value Fund and are available to investors who meet the minimum initial investment requirements.

Class I Eligibility. All Funds offer Class I shares to institutions or individuals with a $250,000 minimum requirement for initial investment. There is no minimum requirement for initial investment for participants of qualified retirement plans. The minimum requirement may be waived, at Fund management’s discretion, for certain persons who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. The minimum requirement for initial investment for the Funds listed in this paragraph does not apply to investments by employees of the Advisor or its affiliates, officers and trustees of the Funds, partners or employees of law firms that serve as counsel to the Funds or the Funds’ independent trustees, or members of the immediate families of the foregoing (e.g., spouses, parents, children, grandparents, grandchildren, parents-in-law, sons and daughters-in-law, siblings, a sibling’s spouse, and a spouse’s siblings).

IRA and Keogh Account Maintenance Fees. A $15 annual maintenance fee is charged on all IRA and Keogh accounts. Multiple IRA or Keogh accounts associated with a single social security number are charged a maximum annual maintenance fee of $30. If an annual maintenance fee has not yet been charged when the last IRA or Keogh account associated with a particular social security number is completely liquidated, the full annual maintenance fee will be charged to the account at that time. Additionally, a $25 fee will be imposed on non-periodic withdrawals or terminations from IRAs and Keogh plans.

Shareholder Information

Corporations, Trusts and Other Entities. Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.

Sales Limited to U.S. Citizens and Resident Aliens. Shares of the RBC Funds may be offered to only United States citizens and United States resident aliens having a social security number or individual tax identification number. This prospectus should not be considered a solicitation or offering of Fund shares to non-U.S. citizens or non-resident aliens.

Anti-Money Laundering Procedures. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and as permitted by the Funds’ Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners and, in certain circumstances, for others who may be authorized to act on an account: full name, date of birth (for individuals), taxpayer identification number (usually your social security number), and permanent street address. In order to verify your identity, we may cross-reference your identification information with a consumer report or other electronic database, or by requesting a copy of your driver’s license, passport or other identifying document. Corporate, trust and other entity accounts require additional documentation. If we are unable to verify your identity in accordance with the Funds’ policies and procedures, we may reject and return your application, close your account, or take such other action as we deem reasonable and as permitted by law. Please review your account application for additional information.

Shareholder Information

Instructions for Opening an Account

If opening an account through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation.

You may purchase shares directly from a Fund by completing a new account application. Contact U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent at 1-800-422-2766 or go to www.rbcgam.us to obtain an application. Once completed, you may submit your application by following one of the steps below.

By Mail	Initial Purchases and All	Registered/Overnight Mail
	Correspondence	RBC Funds
	RBC Funds	c/o U.S. Bancorp Fund Services, LLC
	c/o U.S. Bancorp Fund Services, LLC	615 East Michigan Street, 3rd Floor
	P.O. Box 701	Milwaukee, WI 53202-5207
Milwaukee, WI 53201-0701

1. Carefully read, complete and sign the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2. Make check payable to “RBC Funds” and include the name of the Fund in which you are investing on the check. Your initial investment must meet the applicable account minimum requirement.

3. Mail or courier application and payment to the applicable address above.

4.  The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.

By Wire	U.S. Bank N.A. ABA # 075000022 Credit: U.S. Bancorp Fund Services, LLC Account: 182380369377 Further credit: RBC Funds Shareholder Name and Account Number

To open an account by wire, a completed account application is required before your wire can be accepted. You may mail or overnight deliver your account application to the transfer agent. Upon receipt of your completed application, an account will be established for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire as indicated here. Wired funds must be received by 4:00 p.m. Eastern Time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wiring system, or from incomplete wiring instructions.

By Exchange from Another RBC Fund	1-800-422-2766 (all Classes) or www.rbcgam.us

If you already have an account with us and your account is authorized for telephone and/or Internet transaction privileges, you may open an account in an eligible RBC Fund by exchanging shares from another RBC Fund. The eligible Funds are the Funds listed in this prospectus, the RBC BlueBay Emerging Market Select Bond Fund, the RBC BlueBay Emerging Market Corporate Bond Fund, the RBC BlueBay Global High Yield Bond Fund, the RBC BlueBay Global Convertible Bond Fund, the RBC BlueBay Absolute Return Fund, the Access Capital Community Investment Fund and RBC Institutional Class 1 Shares of the Prime Money Market Fund. The names and registrations on the accounts must be identical. The exchange must meet the applicable minimum exchange amount requirement.

Lost Accounts/Unclaimed Assets

Please note that based upon statutory requirements for returned mail, the Funds and the transfer agent will attempt to locate the investor or rightful owner of the account. If the Funds are unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

Shareholder Information

Instructions for Purchasing and Adding to Your Shares

If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

By Telephone	1-800-422-2766

You may make additional investments ($100 minimum) by telephone. After the Funds receive and accept your request, the Funds will deduct from your checking account (requires banking information to be on file) the cost of the shares. Availability of this service is subject to approval by the Funds and the participating banks.

By Mail	Subsequent Purchases – Regular Mail	Subsequent Purchases - Registered/Overnight Mail
	RBC Funds	RBC Funds
	c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
	P.O. Box 701	615 East Michigan Street, 3rd Floor
	Milwaukee, WI 53201-0701	Milwaukee, WI 53202-5207

1. Mail the detachable stub from your confirmation statement. Or, if unavailable, provide the following information with your payment:

• Account name and account number
• Fund name
• Share class

2. Make check payable to “RBC Funds” and include your account number on the check. Your investment must meet the $100 minimum additional investment requirement.

3. Mail or courier stub and payment to the applicable address above.

4.  The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.

By Wire	U.S. Bank, N.A. ABA #075000022 Credit: U.S. Bancorp Fund Services, LLC Account: 182380369377 Further Credit: RBC Funds Shareholder Name and Account Number

Wire share purchases should include the names of each account owner, your account number and the name of the Fund in which you are purchasing shares. You should notify the Funds by telephone that you have sent a wire purchase order to U.S. Bank, N.A.

Wired funds must be received prior to 4:00 pm Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

By Exchange from Another RBC Fund	Please refer to the information under “Exchanging Your Shares” below.

Automatic Monthly Investment (Class A Shares only)

You may authorize automatic monthly investments in a constant dollar amount ($50 minimum) from your checking account. The Funds will draft your checking account on the same day each month in the amount you authorize via automated clearing house (“ACH”). An initial investment of at least $100 per Fund is also required.

You can also add to your account by using the convenient options described below. The Funds reserve the right to change or eliminate these privileges at any time without notice, to the extent permitted by applicable law.

Shareholder Information

Automatic Monthly Investments

Automatic Monthly Investments are processed through an ACH whereby an agreed amount is credited to or debited from a shareholder’s pre-identified bank account. You may authorize automatic monthly investments in a constant dollar amount ($50 minimum) from your checking account. The Fund will draft your checking account on the same day each month in the amount you authorize via ACH. An initial investment of at least $100 per Fund is also required. Automatic monthly investments are not available for Class I shares.

Dividends and Distributions and Directed Dividend Option

Dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends will differ among classes of a Fund due to differences in distribution expenses. Capital gains, if any, are distributed at least annually. By selecting the appropriate box on the account application, you can elect to receive your distributions (capital gains and dividends) in cash (check), have distributions deposited in a pre-authorized bank account via ACH, have distributions reinvested in the Funds, or into another eligible RBC Fund (as set forth under the caption “Exchanging Your Shares”) without a sales charge. You should maintain the minimum balance in each Fund into which you plan to reinvest distributions. You can change or terminate your participation in the reinvestment option at any time.

If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions.

DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU HAVE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION THAT MAY BE TAXABLE. (See “Shareholder Information — Dividends, Distributions and Taxes”).

Shareholder Information

Selling Your Shares

You may withdraw from your account at any time. Certain redemptions will however require a signature guarantee. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

Withdrawing Money From Your Fund Investment

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

A signature guarantee is required to redeem shares in the following situations:

•	If you are requesting a change in ownership on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	If a change of address was received by the transfer agent within the last 30 days;

•	For all redemptions in excess of $50,000 from any shareholder account.

In addition to the situations described above, the Funds and/or the transfer agent reserve the right to require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation.

Please refer to “Additional Policies on Selling Shares (Redemptions)” below.

Shares redeemed within 30 days of purchase generally will be subject to a redemption fee of 2% of the value of the shares so redeemed. (See “Market Timing and Excessive Trading — Redemption Fee,” below.) The Funds reserve the right to amend their redemption policies. Shareholders will be notified of changes.

Shareholder Information

Instructions for Selling Shares (Redemptions)

If selling your shares through your financial advisor or broker, ask him or her for redemption procedures. Your advisor and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.

By Telephone	1-800-422-2766

You may withdraw any amount up to $50,000 by telephone, provided that your account is authorized for telephone redemptions. The Funds will send proceeds only to the address or bank of record. You must provide the Fund’s name, your account number, the name(s) of each account owner (exactly as registered), and the number of shares or dollar amount to be redeemed prior to 4:00 p.m. Eastern time for the trade to be processed with that day’s closing price.

By Mail	Regular Mail	Registered/Overnight Mail
	RBC Funds	RBC Funds
	c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
	P.O. Box 701	615 East Michigan Street, 3rd Floor
	Milwaukee, WI 53201-0701	Milwaukee, WI 53202 -5207

1.  In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or dollar amount to be redeemed.

2. Mail or courier the letter to the applicable address above.

3.  The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.

By Wire

Redemption proceeds may be wired to your pre-identified bank account. A $15 fee is deducted from your redemption proceeds for complete share redemptions. In the case of a partial redemption, the fee of $15 will be deducted from the remaining account balance. If your written request is received in good order before 4:00 p.m. Eastern time, the Funds will normally wire the money on the following business day. If the Funds receive your request after 4:00 p.m. Eastern time, the Funds will normally wire the money on the second business day. Contact your financial institution about the time of receipt and availability.

Systematic Redemption Plan (Class A shares only)

You may specify a dollar amount ($50 minimum) to be withdrawn monthly or quarterly or have your shares redeemed at a rate calculated to exhaust the account at the end of a specified period. You must own shares in an open account valued at $10,000 or more when you first authorize the systematic redemption plan. You may cancel or change your plan or redeem all your shares at any time. The Funds will continue withdrawals until your shares are gone or until you or the Fund cancel the plan. Depending upon how long you have held your shares, redemption fees and contingent deferred sales charges may apply.

Additional Policies on Selling Shares (Redemptions)

Each Fund intends to pay redemption proceeds promptly and in any event within seven days after the request for redemption is received in good order. In case of emergencies or other unusual circumstances, each Fund may suspend redemptions or postpone payment for more than seven days, as permitted by law. Redemptions of Fund shares may be suspended when trading on the NYSE is closed or is restricted, in the event of an early or unscheduled close of the primary trading markets for the Fund’s portfolio instruments, or during an emergency which makes it impracticable for the applicable Fund to dispose of its securities or to determine the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, a Fund may delay redemption payments for more than seven days, as permitted by law.

The Funds cannot accept requests that contain special conditions or effective dates. The Funds may request additional documentation to ensure that a request is genuine. Examples may include a certified copy of a death certificate or divorce decree.

Shareholder Information

If you request a redemption within 15 days of purchase, the Funds will delay sending your proceeds until it has collected unconditional payment, which may take up to 15 days from the date of purchase. You can avoid this delay by purchasing shares with a federal funds wire. For your protection, if your account address has been changed within the last 30 days, your redemption request must be in writing and signed by each account owner, with signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.

Signature Validation Program – Non Financial Transactions. You can get a Signature Validation Program Stamp from most banks, credit unions, federal savings and loan associations, or securities dealers, but not a notary public. For your protection, the Funds require a Signature Validation Program Stamp or other acceptable signature authentication if you request:

•	A change in redemption instructions;
•	Maintenance changes of name, address or banking instructions;
•	Beneficiaries changes on Transfer on Death (“TOD”) Accounts;
•	Adding Systematic Purchase Plan;
•	Adding banking instructions;
•	Name change;
•	Trustee change; or
•	UTMA/UGMA custodian change.

Redemption Fee. A 2.00% redemption fee is generally imposed on redemptions and exchanges within 30 days of purchase. See “Market Timing and Excessive Trading — Redemption Fee,” below.

Redemption in Kind. Each Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind,” for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

Minimum Account Size. You must maintain a minimum account value equal to the current minimum regular initial investment, which is $1,000 for regular shareholder accounts and $250,000 for Class I accounts. There is no minimum account size requirement for retirement plans. If your account falls below a minimum due to redemptions and not market action, the Funds may ask you to increase the account size back to the minimum. If you do not bring the account up to the minimum amount within 60 days after the Funds contact you, the Funds may close the account and send your money to you or begin charging you a fee for remaining below the minimum account size. No CDSC or redemption fees will be imposed on shares redeemed as a result of involuntary account closing.

Exchanging Your Shares

If exchanging shares through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to exchange shares of the Funds and he or she will take care of the necessary documentation. To open a new account through an exchange from an existing RBC Fund account, please refer to “Instructions for Opening an Account” above.

An exchange of shares is technically a sale of shares in one fund followed by a purchase of shares in another fund, and therefore may have tax consequences. By following the instructions below, and subject to such limitations as may be imposed by the RBC Funds, you may exchange shares between eligible RBC Funds. The eligible RBC Funds are the Funds in this prospectus, the RBC BlueBay Emerging Market Select Bond Fund, the RBC BlueBay Emerging Market Corporate Bond Fund, the RBC BlueBay Global High Yield Bond Fund, the RBC BlueBay Global Convertible Bond Fund, the RBC BlueBay Absolute Return Fund, the Access Capital Community Investment Fund and RBC Institutional Class 1 Shares of the Prime Money Market Fund.

Shareholder Information

By Telephone	1-800-422-2766	You may make exchanges from one identically registered RBC Fund account into another eligible RBC Fund account, provided that your account is authorized for telephone exchanges.

By Mail	Regular Mail	Registered/Overnight Mail
	RBC Funds	RBC Funds
	c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

1.  In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged, the name of the RBC Fund from which the amount is being sold, and the name of the RBC Fund into which the amount is being purchased.

2. Mail or courier the letter to the applicable address above.

3.  The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.

Monthly Exchanges

You may authorize monthly exchanges ($100 minimum) from one eligible RBC Fund into another eligible RBC Fund. Exchanges will be continued until all shares have been exchanged or until you terminate the service.

Additional Policies on Exchanges

Shares exchanged within 30 days of purchase generally will be subject to a redemption fee of 2.00% of the value of the shares so exchanged. The Funds also reserve the right to limit exchanges. (See “Market Timing and Excessive Trading,” below.)

With the exception of exchanges to or from the Prime Money Market Fund (whose shares are offered through another prospectus), the share class must be the same in the two Funds involved in the exchange. No front-end sales charge will be assessed. For complete information on the RBC Fund you are exchanging into, including fees and expenses, read that fund’s prospectus carefully. Call us for a free copy or contact your investment representative. With the exception of exchanges to Prime Money Market Fund, you must meet the minimum investment requirement of the Fund you are exchanging into. Exchanges to Prime Money Market Fund will be into the RBC Institutional Class 1 shares. The names and registrations on the two accounts must be identical. The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon 60 days notice to shareholders.

Additional Shareholder Services

Services for the following types of accounts are also available to shareholders. Please call 1-800-422-2766 for more information.

•	Uniform Transfers/Gifts to Minors Accounts
•	TOD Accounts
•	Accounts for corporations, partnerships and retirement plans
•	Coverdell Education Savings Accounts
•	Traditional IRA accounts
•	Roth IRA accounts
•	Simplified Employee Pensions (“SEPs”)

Telephone Services. Telephone trades must be received by or prior to market close. During periods of increased market activity, you may have difficulty reaching the Funds by telephone or may encounter higher than usual call waits. If this happens, contact the Funds by mail or allow sufficient time to place your telephone transaction. The

Shareholder Information

Funds may refuse a telephone request, including a request to redeem shares of a Fund. The Funds will use reasonable procedures to confirm that telephone instructions are genuine. If such procedures are followed, neither the Funds nor any persons or entity that provides services to the RBC Funds will be liable for any losses due to unauthorized or fraudulent instructions. The Funds reserve the right to limit the frequency or the amount of telephone redemption requests. Once a telephone transaction has been placed, it cannot be cancelled or modified.

Shareholder Mailings. To help lower operating costs, the Funds attempt to eliminate mailing duplicate documents to the same address. When two or more RBC Fund shareholders have the same last name and address, the Funds may send only one prospectus, annual report, semiannual report, general information statement or proxy statement to that address rather than mailing separate documents to each shareholder. This practice is known as “householding.” Shareholders may opt out of this single mailing at any time by calling the RBC Funds at 1-800-422-2766 and requesting the additional copies of Fund documents.

Market Timing and Excessive Trading

Market timing may interfere with the management of a Fund’s portfolio and result in increased costs. The RBC Funds do not accommodate market timers. On behalf of the RBC Funds, the Board of Trustees has adopted policies and procedures to discourage short-term trading or to compensate the Funds for costs associated with it.

Redemption Fee. A 2.00% fee is imposed on redemptions or exchanges of shares of the Funds in this prospectus within 30 days of purchase. This redemption fee will not be imposed in certain situations, such as: (1) shares purchased through reinvested distributions (dividends and capital gains), (2) shares purchased through 401(k) and other employer-sponsored retirement plans (excluding IRA and other one person retirement plans), (3) shares redeemed in accordance with the systematic redemption plan or monthly exchange program, (4) redemptions following the death or disability of a shareholder (of which the Fund has been notified), or (5) under other circumstances at Fund management’s discretion. The redemption fee may also not be imposed, at Fund management’s discretion, on redemptions or exchanges of shares that occur as part of the periodic rebalancing of accounts in an investment advisor’s asset allocation program and not at the direction of the investment advisor’s client. Each Fund will retain any redemption fees to help cover transaction and tax costs that result from selling securities to meet short-term investor redemption requests. For purposes of calculating the holding period, the Funds will employ the “first in, first out” method, which assumes that the shares sold or exchanged are the ones held the longest. The redemption fee will be deducted from the proceeds that result from the order to sell or exchange.

Restriction and Rejection of Purchase or Exchange Orders. The RBC Funds reserve the right to restrict or reject, for any reason, without any prior notice, any purchase or exchange order. These include transactions representing excessive trading or suspected excessive trading, transactions that may be disruptive to the management of a Fund’s portfolio, and purchase orders not accompanied by proper payment. The RBC Funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in a Fund’s judgment, such delay would be in the Fund’s best interest, in which case both the redemption and purchase will be processed at the conclusion of the delay period.

If detected, once an accountholder makes five exchanges between RBC Funds during a calendar year, the ability to make additional exchanges for that account may be suspended. In applying these exchange limits, the Funds may consider trading done in multiple accounts under common ownership, control or influence. These exchange limits do not apply to purchases made through the monthly exchange program. In addition, these limits may be modified at the Fund’s discretion for retirement plans to conform to plan exchange features and applicable law and regulation, and for automated or pre-established exchange, asset allocation or dollar cost averaging programs.

The RBC Funds’ policy imposing redemption fees and limiting the number of exchanges applies uniformly to all investors. However, some financial intermediaries, such as investment advisors, broker-dealers, transfer agents and third-party administrators, maintain omnibus accounts in which they aggregate orders of multiple investors and forward aggregated orders to the RBC Funds. Because the Funds receive these orders on an aggregated basis and

Shareholder Information

because these omnibus accounts may not be identified by the financial intermediaries as omnibus accounts, the RBC Funds may be limited in their ability to detect excessive trading or enforce their market timing policy with respect to those omnibus accounts and investors purchasing and redeeming Fund shares through those accounts.

If the RBC Funds identify an investor as a potential market timer or an intermediary as a potential facilitator for market timing in the Funds, even if the above limits have not been reached, the RBC Funds may take steps to restrict or prohibit further trading in the Funds by that investor or through that intermediary. As stated above, the Funds reserve the right to restrict or reject a purchase order for any reason without prior notice. The Funds also reserve the right to terminate an investor’s exchange privilege without prior notice.

Risks Presented by Excessive Trading Practices. Parties engaged in market timing may use many techniques to seek to avoid detection. Despite the efforts of the Funds and their agents to prevent market timing, there is no guarantee that the Funds will be able to prevent all such practices. For example, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always reasonably detect market timing that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements typically aggregate the share ownership positions of multiple shareholders and often result in the Funds being unable to monitor the purchase, exchange and redemption activity of a particular shareholder. To the extent that the Funds and their agents are unable to curtail excessive trading practices in a Fund, those practices may interfere with the efficient management of the Fund’s investment portfolio, and may, for example, cause the Fund to maintain a higher cash balance than it otherwise would have maintained or to experience higher portfolio turnover than it otherwise would have experienced. This could hinder performance and lead to increased brokerage and administration costs. Those increased costs would be borne by Fund shareholders.

For a Fund that invests significantly in foreign securities traded on markets that may close prior to when the Fund determines its NAV, excessive trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Each Fund has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it determines to be the fair value of those securities at the time when the Fund determines its NAV, which are intended to mitigate this risk. To the extent that a Fund invests in securities that may trade infrequently, such as securities of smaller companies, it may be susceptible to market timing by investors who seek to exploit perceived price inefficiencies in the Fund’s investments. This is commonly referred to as price arbitrage. In addition, the market for securities of smaller companies may at times show market momentum, in which positive or negative performance may continue for a period of time for reasons unrelated to the fundamentals of the issuer. Certain investors may seek to capture this momentum by trading frequently in the Fund’s shares. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may be unable to purchase or sell investments at favorable prices in response to cash inflows or outflows caused by timing activity.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings is available in the Funds’ SAI. The Funds also make certain portfolio securities information available on their website which is accessed by using the Funds’ link at www.rbcgam.us. Within 15 days of month-end, each Fund’s top ten holdings and related weightings, the total number of Fund holdings and a Fund’s sector/industry weightings (all as of month-end) are posted until replaced by the next month’s information. Within 10 business days of calendar quarter-end, each Fund’s complete portfolio holdings and their weightings are posted until replaced by the next quarter’s information.

Shareholder Information

Distribution Arrangements/Sales Charges

This section describes the sales charges and fees you will pay as an investor in the share classes offered by the Funds and ways to qualify for reduced sales charges. Class I shares of the Funds have no sales charges or distribution/service fees and, generally, have lower annual expenses than Class A shares.

	Class A	Class I
Sales Charge (Load)	Maximum sales charge of 5.75%. See Schedule below. CDSC of 1.00% on purchases of $1 million or more for redemptions within 12 months of purchase.**	No sales charge.
Distribution and Service (12b-1) Fee	0.25%*	None
Fund Expenses	Higher annual expenses than Class I shares.	Lower annual expenses than Class A shares.

*

Under the 12b-1 Plan, Class A is authorized to pay expenses directly or reimburse the Distributor for costs and expenses incurred in connection with distribution and marketing of Fund shares subject to an annual limit of up to 0.50% of the average daily net assets attributable to Class A shares of a Fund. Currently, the Board of Trustees has approved an annual limit of 0.25% for Class A shares.

**	There are no Class A sales charges imposed on purchases by shareholders who maintain accounts in which Class R shares or Class C shares were converted to Class A shares.

The class of shares that is better for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Your financial advisor can help you decide which class of shares is more appropriate for you.

Front-End Sales Charges. Front-end sales charges are imposed on sales of Class A shares of the Funds in this prospectus at the rates listed in the table below. The sales charge decreases with larger purchases. For example, if you invest more than $100,000, or if your cumulative purchases or the value on your account is more than $100,000, then the sales charge is reduced. (See “Reducing the Initial Sales Charge on Purchases of Class A Shares,” below.) This sales charge will be waived for purchases (i) in accounts invested through wrap programs in which the RBC Funds participate, (ii) in accounts that transferred to an RBC Fund from a series of RBC Funds, Inc. upon the April 16, 2004 reorganization, (iii) in accounts in which Class R shares or Class C shares were converted to Class A shares, (iv) through “one-stop” mutual fund networks, (v) through trust companies and banks acting in a fiduciary, advisor, agency, custodial or similar capacity, or (vi) through group retirement plans. The amount paid for an investment, known as the “offering price,” includes any applicable front-end sales charges. There is no sales charge on reinvested dividends and distributions. Also shown in the table is the portion of the front-end sales charge that is paid to dealers expressed as a percentage of the offering price of a Fund’s shares.

	Sales Charges as a Percentage of		Dealer Concession as a Percentage of Offering Price
For Purchases:	Offering Price	Net Amount Invested
Less than $25,000	5.75%	6.10%	5.00%
$25,000 — $49,999.99	5.00%	5.26%	4.25%
$50,000 — $99,999.99	4.50%	4.71%	3.75%
$100,000 — $249,999.99	3.50%	3.63%	2.75%
$250,000 — $499,999.99	2.50%	2.56%	2.00%
$500,000 — $749,999.99	2.00%	2.04%	1.60%
$750,000 — $999,999.99	1.50%	1.52%	1.20%
$1,000,000 and over	0.00%*	0.00%*	1.00%

*	A 1.00% CDSC is imposed on redemptions within 12 months of purchase. See “Contingent Deferred Sales Charge,” below.

Shareholder Information

Reducing the Initial Sales Charge on Purchases of Class A Shares

Combining Accounts of Family Members. You may combine accounts in RBC Funds Class A shares of the Funds in this prospectus and Class A shares of the Access Capital Community Investment Fund offered in a separate prospectus in order to qualify for a reduced sales charge (load). The following types of accounts may be aggregated for purposes of reducing the initial sales charge.

•	Accounts owned by you and your immediate family (your spouse and your children under 21 years of age)

•	Single-participant retirement plan accounts owned by you or your immediate family

•	Trust accounts established by you or your immediate family

You need to provide your financial advisor with the information as to which of your accounts qualify as family accounts and this information should be included with your account application.

Letter of Intent. By signing a Letter of Intent (LOI) you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of RBC Class A shares of the Funds in this prospectus. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 5.75% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

If you establish an LOI with RBC Funds you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.

Rights of Accumulation. You may combine your new purchase of Class A shares with shares of currently owned holdings in Class A shares of the RBC Funds in this prospectus for the purpose of qualifying for the lower sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current value based on NAV of all other Class A shares you own. You may need to provide your financial advisor with account statements or other information to demonstrate that you qualify for a sales charge reduction.

PLEASE BE ADVISED THAT TO RECEIVE A REDUCTION IN THE INITIAL SALES CHARGE OF YOUR PURCHASES OF CLASS A SHARES OF THE RBC FUNDS, YOU MUST NOTIFY YOUR FINANCIAL ADVISOR AT THE TIME YOU PURCHASE YOUR SHARES THAT YOU QUALIFY FOR SUCH A REDUCTION. IF YOU DO NOT NOTIFY YOUR FINANCIAL ADVISOR THAT YOU MAY BE ELIGIBLE FOR A SALES CHARGE REDUCTION, YOU MAY NOT RECEIVE A REDUCTION TO WHICH YOU ARE OTHERWISE ENTITLED.

Contingent Deferred Sales Charges. A 1.00% CDSC is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more of Class A shares on which no front-end sales charge was paid. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a CDSC. For purposes of determining the CDSC, if you sell only some of your shares, shares that are not subject to any CDSC will be sold

Shareholder Information

first, followed by shares that you have owned the longest. The CDSC is based on the initial offering price or the current sales price of the shares, whichever is less.

Waiving Contingent Deferred Sales Charges (Class A Shares). The contingent deferred sales charge on Class A shares may be waived in the following cases:

•	Redemptions due to death or disability of the shareholder.

•	Redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary.

•	Tax-free returns of excess contributions to IRAs.

•

Permitted exchanges of shares between funds. However, if shares acquired in the exchange are subsequently redeemed within the period during which a contingent deferred sales charge would have applied to the initial shares purchased, the contingent deferred sales charge will not be waived.

The contingent deferred sales charge on Class A shares may also be waived in the following two cases, if together such transactions do not exceed 12% of the value of an account annually:

•	Redemptions through a systematic withdrawal plan.

•	Redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70½.

The Funds do not provide additional information on sales charges on their website because the information is contained in the prospectus, which is available on the Funds’ website at www.rbcgam.us.

Distribution and Service (12b-1) Fees

Each Fund has adopted a plan under Rule 12b-1. 12b-1 fees paid pursuant to the plan compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund’s shares and/or for providing shareholder services. Because 12b-1 fees are paid from Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The 12b-1 fees vary by share class as follows:

Class A Shares

Class A shares may pay a 12b-1 fee of up to 0.50% of the average daily net assets of a Fund. Up to 0.25% of this fee may be used for shareholder servicing. Under the 12b-1 Plan, Class A is authorized to pay directly or reimburse the Distributor in connection with distribution and marketing Fund shares subject to an annual limit of up to 0.50% of the average daily net assets attributable to Class A shares of a Fund. Currently, the Board of Trustees has approved an annual limit of 0.25% for 12b-1 fees for Class A shares.

Dividends, Distributions and Taxes

Dividends and Distributions. Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to

Shareholder Information

reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.

Annual Statements. Each year, the Funds will send you annual statements (Forms 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in October, November, or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statements, the Funds make every effort to reduce the number of corrected forms mailed to you. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid “Buying a Dividend.” At the time you purchase your Fund shares, a Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Tax Considerations. Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. For taxable years beginning before January 1, 2013, unless such provision is extended, possibly retroactively to January 1, 2013, or made permanent, a portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

Sale or Redemption of Fund Shares. You will recognize taxable gain or loss on a sale, exchange or redemption of your shares in a Fund, including an exchange for shares of another RBC Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over one year at the time you sell or exchange them. Beginning with the 2012 calendar year, a Fund will be required to report to you and IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis for shares purchased or acquired on or after January 1, 2012 (“covered shares”). Cost basis will be calculated using the Funds’ default method of average cost, unless you instruct a Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.

Medicare Tax. For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Backup Withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid (for distributions and proceeds paid on or after January 1, 2013, the rate is scheduled to rise to 31% unless the 28% rate is extended, possibly retroactively to January 1, 2013, or made permanent).

Shareholder Information

State and Local Taxes. Fund distributions and gains from the sale or exchange of your Fund shares also may be subject to state, local and foreign taxes.

This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Organizational Structure

RBC Funds Trust, formerly known as Tamarack Funds Trust, was organized as a Delaware statutory trust on December 16, 2003. Overall responsibility for the management of the Funds is vested in the Board of Trustees. The predecessor funds to the Funds, except the RBC Mid Cap Value Fund, were reorganized as series of RBC Funds Trust effective April 16, 2004.

Financial Highlights

The following tables are intended to help you understand each Fund’s financial performance for the past five years of the Fund’s operations, or since a Fund’s inception if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund assuming reinvestment of all dividends and distributions. Effective November 27, 2012, the Class C Shares of the RBC SMID Cap Growth Fund, RBC Enterprise Fund, RBC Small Cap Core Fund, and RBC Microcap Value Fund (each a “RBC Equity Fund”) were converted into Class A Shares of the same RBC Equity Fund, Class S Shares of RBC SMID Cap Growth Fund and RBC Enterprise Fund were converted into Class I shares of the same Fund, and Class S shares of RBC Small Cap Core Fund and RBC Microcap Value Fund were redesignated as Class I Shares of the same RBC Equity Fund. As of such date, there are no outstanding Class C Shares or Class S Shares in the RBC Equity Funds. This information has been audited by Deloitte & Touche LLP, whose Report of Independent Registered Public Accounting Firm, along with each Fund’s financial statements, is included in the Funds’ Annual Report, which is available free of charge at www.rbcgam.us or by calling 1-800-422-2766.

Financial Highlights

RBC SMID Cap Growth Fund

		Investment Activities					Distributions
	Net Asset Value, Beginning of Period	Net Investment Loss		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Realized Gains	Total Distributions
Class A (Years Ended)†
September 30, 2012	$11.41	(0.10	)(a)	3.30	(b)	3.20	—	—
September 30, 2011	10.94	(0.10	)(a)	0.57	(b)	0.47	—	—
September 30, 2010	8.89	(0.08	)(a)	2.13	(b)	2.05	—	—
September 30, 2009	10.18	(0.04	)(a)	(1.17)	(b)	(1.21)	(0.08)	(0.08)
September 30, 2008	13.90	(0.09	)(a)	(2.52)	(b)	(2.61)	(1.11)	(1.11)

Class I (Years Ended)‡
September 30, 2012	$11.95	(0.07	)(a)	3.46	(b)	3.39	—	—
September 30, 2011	11.43	(0.07	)(a)	0.59	(b)	0.52	—	—
September 30, 2010	9.27	(0.06	)(a)	2.22	(b)	2.16	—	—
September 30, 2009	10.58	(0.02	)(a)	(1.21)	(b)	(1.23)	(0.08)	(0.08)
September 30, 2008	14.36	(0.06	)(a)	(2.61)	(b)	(2.67)	(1.11)	(1.11)

			Ratios/Supplemental Data
	Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Loss to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate ***
Class A (Years Ended)†
September 30, 2012	$14.61	28.16%	$29,755	1.35%	(0.77%)	1.60%	10%
September 30, 2011	11.41	4.21%	23,593	1.35%	(0.75%)	1.61%	13%
September 30, 2010	10.94	23.06%	21,940	1.35%	(0.81%)	1.79%	89%
September 30, 2009	8.89	(11.61%)	19,421	1.35%	(0.47%)	1.88%	62%
September 30, 2008	10.18	(20.14%)	25,483	1.32%	(0.74%)	1.68%	46%

Class I (Years Ended)‡
September 30, 2012	$15.34	28.37%	$32,825	1.10%	(0.52%)	1.35%	10%
September 30, 2011	11.95	4.55%	33,835	1.10%	(0.49%)	1.35%	13%
September 30, 2010	11.43	23.30%	41,121	1.10%	(0.57%)	1.54%	89%
September 30, 2009	9.27	(11.36%)	40,098	1.10%	(0.21%)	1.38%	62%
September 30, 2008	10.58	(19.95%)	60,998	1.07%	(0.48%)	1.19%	46%

†	Effective November 27, 2012, all outstanding Class C shares were converted to Class A shares (unaudited).
‡	Effective November 27, 2012, all outstanding Class S shares were converted to Class I shares (unaudited).
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
*	Excludes sales charge.
**

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

***	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Financial Highlights

RBC Enterprise Fund

		Investment Activities					Distributions
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions
Class A (Years Ended)†
September 30, 2012	$14.27	(0.02	)(a)	5.20	(b)	5.18	—	—	—
September 30, 2011	14.43	(0.07	)(a)	(0.09)	(b)	(0.16)	—	—	—
September 30, 2010	13.37	(0.05	)(a)	1.11	(b)	1.06	—	—	—
September 30, 2009	16.95	(0.02	)(a)	(1.98)	(b)	(2.00)	—	(1.58)	(1.58)
September 30, 2008	25.86	(0.08	)(a)	(5.31)	(b)	(5.39)	(0.02)	(3.50)	(3.52)

Class I (Years Ended)‡
September 30, 2012	$14.53	0.12	(a)	5.20	(b)	5.32	—	—	—
September 30, 2011	14.67	(0.04	)(a)	(0.10)	(b)	(0.14)	—	—	—
September 30, 2010	13.57	(0.01	)(a)	1.11	(b)	1.10	—	—	—
September 30, 2009	17.13	0.01	(a)	(1.99)	(b)	(1.98)	—	(1.58)	(1.58)
September 30, 2008	26.10	(0.04	)(a)	(5.34)	(b)	(5.38)	(0.09)	(3.50)	(3.59)

			Ratios/Supplemental Data
	Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate ***
Class A (Years Ended)†
September 30, 2012	$19.45	36.30%	$1,387	1.33%	(0.12%)	1.58%	13%
September 30, 2011	14.27	(1.11%)	1,320	1.33%	(0.44%)	1.57%	27%
September 30, 2010	14.43	7.93%	2,426	1.33%	(0.35%)	1.76%	22%
September 30, 2009	13.37	(8.83%)	3,320	1.33%	(0.15%)	2.01%	20%
September 30, 2008	16.95	(23.07%)	6,398	1.33%	(0.43%)	1.80%	23%

Class I (Years Ended)‡
September 30, 2012	$19.85	36.61%	$27	0.99%	0.67%	1.26%	13%
September 30, 2011	14.53	(0.96%)	3,378	1.08%	(0.25%)	1.29%	27%
September 30, 2010	14.67	8.11%	25,999	1.08%	(0.10%)	1.51%	22%
September 30, 2009	13.57	(8.60%)	25,543	1.08%	0.06%	1.50%	20%
September 30, 2008	17.13	(22.82%)	29,388	1.08%	(0.19%)	1.31%	23%

†	Effective November 27, 2012, all outstanding Class C shares were converted to Class A shares (unaudited).
‡	Effective November 27, 2012, all outstanding Class S shares were converted to Class I shares (unaudited).
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
*	Excludes sales charge.
**

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

***	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Financial Highlights

RBC Small Cap Core Fund

		Investment Activities					Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions
Class A (Years Ended)†
September 30, 2012	$20.02	(0.06	)(a)	5.89	(b)	5.83	—	(1.40)	(1.40)
September 30, 2011	19.99	(0.09	)(a)	0.12	(b)	0.03	—	—	—
September 30, 2010	17.04	(0.09	)(a)	3.04	(b)	2.95	—	—	—
September 30, 2009	21.27	(0.03	)(a)	(2.17)	(b)	(2.20)	—	(2.03)	(2.03)
September 30, 2008	31.72	(0.17	)(a)	(4.79)	(b)	(4.96)	—	(5.49)	(5.49)

Class I (Years Ended)‡
September 30, 2012	$20.49	—(a	)(b)	6.02	(b)	6.02	—	(1.40)	(1.40)
September 30, 2011	20.41	(0.02	)(a)	0.10	(b)	0.08	—	—	—
September 30, 2010	17.35	(0.04	)(a)	3.10	(b)	3.06	—	—	—
September 30, 2009	21.55	0.01	(a)	(2.18)	(b)	(2.17)	—	(2.03)	(2.03)
September 30, 2008	31.94	(0.11	)(a)	(4.75)	(b)	(4.86)	(0.04)	(5.49)	(5.53)

			Ratios/Supplemental Data
	Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate ***
Class A (Years Ended)†
September 30, 2012	$24.45	29.76%	$4,117	1.30%		(0.27%)	1.77%	35%
September 30, 2011	20.02	0.20%	1,420	1.30%		(0.37%)	1.80%	40%
September 30, 2010	19.99	17.31%	519	1.47	%(c)	(0.48%)	2.28%	31%
September 30, 2009	17.04	(7.07%)	656	1.55%		(0.20%)	2.65%	47%
September 30, 2008	21.27	(17.15%)	1,046	1.54%		(0.71%)	2.27%	47%

Class I (Years Ended)‡
September 30, 2012	$25.11	30.08%	$53,147	1.05%		(0.01%)	1.52%	35%
September 30, 2011	20.49	0.39%	42,647	1.05%		(0.09%)	1.54%	40%
September 30, 2010	20.41	17.64%	43,441	1.22	%(c)	(0.21%)	2.04%	31%
September 30, 2009	17.35	(6.81%)	40,205	1.30%		0.04%	2.16%	47%
September 30, 2008	21.55	(16.68%)	45,905	1.29%		(0.46%)	1.76%	47%

†	Effective November 27, 2012, all outstanding Class C shares were converted to Class A shares (unaudited).
‡	Effective November 27, 2012, Class S shares of the Fund were redesignated as Class I shares of the Fund (unaudited).
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(c)

Beginning May 26, 2010, the net operating expenses were contractually limited to 1.30% and 1.05% of average daily net assets for Class A and Class I, respectively. The ratio of net expenses to average net assets represents a blended percentage for the year ended September 30, 2010.

*	Excludes sales charge.
**

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

***	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Financial Highlights

RBC Microcap Value Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions
Class A (Years Ended)†
September 30, 2012	$14.30	0.09	(a)	4.57	(b)	4.66	(0.05)	—	(0.05)
September 30, 2011	14.59	0.05	(a)	(0.32)	(b)	(0.27)	(0.02)	—	(0.02)
September 30, 2010	13.15	0.02	(a)	1.44	(b)	1.46	(0.02)	—	(0.02)
September 30, 2009	16.38	0.05	(a)	(2.30)	(b)	(2.25)	(0.03)	(0.95)	(0.98)
September 30, 2008	22.34	0.05	(a)	(4.49)	(b)	(4.44)	(0.02)	(1.50)	(1.52)

Class I (Years Ended)‡
September 30, 2012	$14.33	0.13	(a)	4.58	(b)	4.71	(0.11)	—	(0.11)
September 30, 2011	14.62	0.08	(a)	(0.30)	(b)	(0.22)	(0.07)	—	(0.07)
September 30, 2010	13.19	0.05	(a)	1.44	(b)	1.49	(0.06)	—	(0.06)
September 30, 2009	16.47	0.08	(a)	(2.32)	(b)	(2.24)	(0.09)	(0.95)	(1.04)
September 30, 2008	22.47	0.10	(a)	(4.52)	(b)	(4.42)	(0.08)	(1.50)	(1.58)

			Ratios/Supplemental Data
	Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate ***
Class A (Years Ended)†
September 30, 2012	$18.91	32.62%	$4,289	1.32%	0.51%	1.60%	5%
September 30, 2011	14.30	(1.85%)	3,852	1.32%	0.28%	1.60%	2%
September 30, 2010	14.59	11.12%	6,968	1.32%	0.12%	1.64%	9%
September 30, 2009	13.15	(11.74%)	8,358	1.32%	0.50%	1.87%	17%
September 30, 2008	16.38	(20.74%)	19,641	1.31%	0.29%	1.74%	18%

Class I (Years Ended)‡
September 30, 2012	$18.93	32.97%	$126,432	1.07%	0.76%	1.35%	5%
September 30, 2011	14.33	(1.59%)	105,991	1.07%	0.51%	1.35%	2%
September 30, 2010	14.62	11.33%	145,979	1.07%	0.37%	1.39%	9%
September 30, 2009	13.19	(11.47%)	162,465	1.07%	0.76%	1.37%	17%
September 30, 2008	16.47	(20.53%)	261,041	1.07%	0.56%	1.26%	18%

†	Effective November 27, 2012, all outstanding Class C shares were converted to Class A shares (unaudited).
‡	Effective November 27, 2012, Class S shares of the Fund were redesignated as Class I shares of the Fund (unaudited).
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
*	Excludes sales charge.
**

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

***	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Financial Highlights

RBC Mid Cap Value Fund

		Investment Activities					Distributions
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions

Class I
Year Ended September 30, 2012	$9.42	0.09	(a)	2.69	—	2.78	(0.10)	(1.76)	(1.86)

Year Ended September 30, 2011	10.80	0.13	(a)	(0.52)	—	(0.39)	(0.47)	(0.52)	(0.99)

Period Ended September 30, 2010(b)	10.00	0.02	(a)	0.78	—	0.80	—	—	—

				Ratios/Supplemental Data
	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover Rate

Class I
Year Ended September 30, 2012	$10.34	31.73%		$2,185	0.90%		0.89%		5.31%		160%

Year Ended September 30, 2011	9.42	(5.35%)		1,659	0.90%		1.12%		5.59%		174%

Period Ended September 30, 2010(b)	10.80	8.00	%(c)	1,753	0.90	%(d)	0.26	%(d)	12.64	%(d)	161%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	For the period from December 31, 2009 (commencement of operations) to September 30, 2010.
(c)	Not Annualized
(d)	Annualized.
*	Excludes sales charge.
**

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

Privacy Policy

RBC Funds
Notice of Privacy Policy & Practices

The RBC Funds recognize and respect the privacy concerns and expectations of our customers, including individuals who provide their nonpublic personal information to the RBC Funds but do not invest in the RBC Funds’ shares.

We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the RBC Funds.

Collection of Customer Information	We collect nonpublic personal information about our customers from the following sources:

	•	Account Applications and Other Forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

	•	Account History, including information about the transactions and balances in a customer’s accounts; and

	•	Correspondence, written, telephonic or electronic between a customer and the RBC Funds or service providers to the RBC Funds.

Disclosure of Customer Information	We may disclose all of the information described above to certain third parties who are not affiliated with the RBC Funds under one or more of these circumstances:

	•	As Authorized — if you request or authorize the disclosure of the information.

•

As Permitted by Law — for example, sharing information with companies who maintain or service customer accounts for the RBC Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

	•	Under Joint Agreements — we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Security, Safeguarding and Destruction of Customer Information and Reports	We require service providers to the RBC Funds:

	•	To maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of, the RBC Funds;

	•	To maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the RBC Funds;

	•	To maintain physical, electronic and procedural safeguards for the proper disposal of consumer report information, as defined in Rule 30(b)(1)(ii) of Regulation S-P.

Delegation

The RBC Funds have delegated the responsibility to implement appropriate written procedures for such safeguarding and disposal of consumer report information and records to the Funds’ transfer agent and/or any other service provider who may come into possession of such information.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the RBC Funds.

For more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports (Reports):

The Funds’ annual and semi-annual reports to shareholders contain additional information on the Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The Equity Funds’ SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of the reports and the SAI, or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds, or contacting the Funds at:

RBC Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701 Telephone: 1-800-422-2766

You may also visit the Funds’ website at www.rbcgam.us for a free copy of the Funds’ prospectus, SAI or annual or semi-annual report.

Information from the Securities and Exchange Commission:

You can review and obtain copies of Fund documents from the SEC as follows:

In person:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-551-8090)

By mail:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-1520

(The SEC charges a fee to copy any documents.)

On the EDGAR database via the Internet:

www.sec.gov

By electronic request:

publicinfo@sec.gov

(The SEC charges a fee to copy any documents.)

Investment Company Act File No. 811-21475.

RBC EQ PROSP 11/12

Access Capital Community
Investment Fund

Prospectus

November 27, 2012

Class A:   ACASX

Class I:    ACCSX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund shares described in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of Contents

Fund Summary
This prospectus describes the Access Capital Community Investment Fund (the “Fund”) offered by RBC Funds Trust. Carefully review this important section, which summarizes the Fund’s investment objective, principal investment strategies and risks, past performance, and fees.	1	Access Capital Community Investment Fund

More on the Fund’s Investment Objective, Principal Investment Strategies and Principal Risks
	8	Investment Objective
	8	Principal Investment Strategies
	9	Principal Risks
	12	Designated Target Regions
	13	Community Investments

Management
The Fund is managed by RBC Global Asset Management (U.S.) Inc. (“RBC GAM (U.S.)” or the “Advisor”).	15	Investment Advisor
	16	Portfolio Managers

Shareholder Information
Review this section for details on how shares are valued, how to purchase and sell shares, related charges and payments of dividends and distributions.	17	Pricing of Fund Shares
	18	Investment Minimums
	18	Purchasing and Adding to Your Shares
	20	Automatic Monthly Investments
	21	Dividends and Distributions and Directed Dividend Option
	21	Selling Your Shares
	22	Additional Information About Purchasing and Selling Shares
	25	Exchanging Your Shares
	26	Additional Policies on Exchanges
	26	Additional Shareholder Services
	27	Market Timing and Excessive Trading
	28	Disclosure of Portfolio Holdings
	28	Distribution Arrangements/Sales Charges
	30	Distribution and Service (12b-1) Fees
	30	Dividends, Distributions and Taxes
	32	Organizational Structure

Financial Highlights
33

Privacy Policy
35

Back Cover
Where to Learn More About the Fund

Fund Summary	Access Capital Community Investment Fund

Investment Objective

The Fund seeks to invest in geographically specific debt securities located in portions of the United States designated by Fund shareholders.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and under the subheading “Reducing the Initial Sales Charge on Purchases of Class A Shares” section on page 29 of this prospectus.

	Class A	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	3.75%	None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)	None [1]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.62%	0.62%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses (includes 0.08% Interest Expense)[1]	0.16%	0.16%
Total Annual Fund Operating Expenses	1.03%	0.78%
Fee Waiver and/or Expense Reimbursement	(0.00)%	(0.00)%

Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.03%	0.78%

[1]

The Advisor has contractually agreed to waive fees or pay operating expenses through January 31, 2014, to maintain Other Expenses, which does not include Interest Expense, Management Fees or Distribution and Service (12b-1) Fees, at 0.20% of the Fund’s average monthly gross assets less accrued liabilities, other than indebtedness for borrowing.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense waiver and assumption in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class I

One Year	$476	$80
Three Years	$691	$249
Five Years	$922	$433
Ten Years	$1,587	$966

1

Fund Summary	Access Capital Community Investment Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in high quality debt securities and other debt instruments supporting the affordable housing industry in areas of the United States designated by Fund shareholders. Within those parameters, the Fund seeks a competitive return consisting of current income and capital appreciation. The Fund defines instruments supporting the “affordable housing industry” to include government-guaranteed loans, asset-backed securities, particularly mortgage-backed securities, small business loans, taxable municipal securities, and other instruments supporting affordable housing and economic development, and serving low- and moderate-income (“LMI”) individuals and communities. These investments may involve private placement transactions and may include variable rate instruments. The Fund is non-diversified and, therefore, compared to a diversified investment company, the Fund may invest a greater percentage of its assets in securities of a particular issuer. The Fund may borrow money from banks and enter into reverse repurchase agreements to obtain additional funds to make investments.

Community Investments. At the time of their share purchase, investors meeting certain investment levels may elect to have their investment amount invested in particular areas of the United States as their preferred geographic focus or Designated Target Region. If, after six months, the Advisor is unable to make appropriate investments in a shareholder’s Designated Target Region, the shareholder will have the option to redefine its Designated Target Region. Each shareholder’s returns will be based on the investment performance of the Fund’s blended overall portfolio of investments and not just on the performance of the assets in the Designated Target Region(s) selected by that shareholder.

The Fund expects that all of its investments will be considered eligible for regulatory credit under the Community Reinvestment Act of 1977 (“CRA”) and that shares of the Fund will be eligible for regulatory credit under the CRA. The Fund intends to invest solely in qualified investments in Designated Target Regions.

Investment Program. The Fund is designed for investors seeking a competitive return on high quality debt securities that support underlying community development activities in distinct parts of the United States. Not all of the investors in the Fund are subject to CRA requirements, but may be seeking to make investments in underserved communities or to fulfill other socially responsible related investment objectives. Investors that are not subject to the CRA requirements do not receive CRA credit for their investments.

Concentration in the Affordable Housing Industry. The Fund concentrates in the affordable housing industry, which means it will invest at least 25% of its total assets in the affordable housing industry. The Fund may, however, invest up to 100% of its total assets in the affordable housing industry. The Fund will invest a significant amount of its assets in securities issued by Government National Mortgage Association (“Ginnie Mae”) and government sponsored enterprises (“GSEs”), such as the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Housing Administration (“FHA”) project loans, and tax-exempt debt issued by state housing finance authorities (“HFAs”) to finance their work in affordable housing.

Credit Quality. The Fund will only invest in (i) securities in the highest category assigned by a nationally recognized statistical rating organization or, if unrated, are deemed by the Advisor to be of comparable quality, or (ii) securities issued or guaranteed by the U.S. Government, government agencies, or GSEs.

2

Fund Summary	Access Capital Community Investment Fund

Duration. From time to time, the Advisor may seek to maintain an overall average dollar-weighted portfolio duration for the Fund that is within certain percentage ranges above or below a selected benchmark index.

Principal Risks

The value of your investment in the Fund will change daily, which means that you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. The principal risks of investing in the Fund include:

Active Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objectives.

Call Risk. Call risk is the possibility that during periods of falling interest rates, issuers may call securities with higher coupon or interest rates before maturity. If a security is called, the Fund may have to reinvest the proceeds at lower interest rates resulting in a decline in the Fund’s income.

Concentration Risk. The Fund’s investments are expected to be closely tied to the affordable housing industry and its performance may be more volatile than the performance of a fund that does not concentrate its investments in a particular economic industry or sector.

Coordination of Investments Risk. Many of the fixed-income private placement debt securities purchased by the Fund are developed by a variety of organizations that rely on other entities. A lack of interest of other entities in developing investments could adversely affect the economic and financial objectives of the Fund. A limited or dwindling supply of funds available for credit enhancement on Fund investments may adversely affect full realization of the Fund’s investment objective. Regulatory or statutory changes may affect the willingness or ability of housing related entities to work in the affordable housing private placement area.

Counterparty Risk. The Fund is subject to the risk of the failure of any markets in which its positions trade, of their clearinghouses, of any counterparty or guarantor to the Fund’s transactions or of any service provider to the Fund. Their inability or unwillingness to honor obligations can subject the Fund to credit losses from late payments, failed payments or default. In times of general market turmoil, even large, well-established financial institutions may fail rapidly with little warning.

CRA Strategy Risk. Portfolio decisions take into account the Fund’s goal of holding securities in designated geographic areas and will not be exclusively based on the investment characteristics of the securities, which may or may not have an adverse effect on the Fund’s investment performance. CRA qualified securities in geographic areas sought by the Fund may not provide as favorable return as CRA qualified securities in other geographic areas. The Fund may sell securities for reasons relating to CRA qualification at times when such sales may not be desirable and may hold short-term investments that produce relatively low yields pending the selection of long-term investments believed to be CRA-qualified.

Duration Management Risk. The Fund’s investments in derivative instruments to manage duration can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s investments in bonds and other securities.

3

Fund Summary	Access Capital Community Investment Fund

Government Intervention in Financial Markets Risk. Instability in the financial markets has led the U.S. Government to take unprecedented actions to support certain financial institutions and certain segments of the financial markets that experienced extreme volatility. Regulatory organizations may take future legislative or regulatory actions that may affect the operations of the Fund or the Fund’s investments. Such actions could limit or preclude the Fund’s ability to achieve its investment objective.

Government Obligations Risk. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the issuers of some of these securities may greatly exceed their current resources and no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the entities’ debt and securities guaranteed by the entities remains unclear. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Interest Rate Risk. The Fund’s yield will fluctuate as the general level of interest rates change. During periods when interest rates are low, the Fund’s yield will also be low.

Issuer/Credit Risk. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which would cause the Fund to lose money. There can be no assurance of the continued availability of support from GSEs, HFAs, or other credit enhancers and changes in their credit ratings may constrain their value to the Fund as potential sources of credit enhancement.

Leverage Risk. Leverage may result from certain transactions, borrowing and reverse repurchase agreements. Leverage may exaggerate the effect of a change in the value of the Fund’s portfolio securities, causing the Fund to be more volatile than if leverage was not used.

Liquidity Risk. The Fund may invest up to 15% of its net assets in illiquid securities or repurchase agreements with a maturity longer than seven days. There can be no assurance that a market will exist for an illiquid security at a certain time and it may be difficult or impossible to sell illiquid securities at desirable prices.

Market Risk. The markets in which the Fund invests may go down in value, sometimes sharply and unpredictably. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

Non-Diversified Fund Risk. As a non-diversified fund, the Fund may invest a larger portion of its assets in fewer issuers and be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund.

Prepayment Risk. The value of some mortgage-backed and asset-backed securities in which the Fund invests may fall due to unanticipated levels of principal prepayments that can occur when interest rates decline.

Qualification for CRA Credit Risk. For an institution to receive CRA credit with respect to Fund shares, the Fund must hold CRA qualifying investments that relate to the institution’s delineated CRA assessment area. The Fund expects that all investments will be considered eligible for regulatory credit under the CRA but there is no guarantee that an investor will receive CRA credit for their investment in the Fund.

4

Fund Summary	Access Capital Community Investment Fund

Performance Information

The bar chart and performance table provide an indication of the risks of an investment in the Fund by showing changes in performance from year to year and by showing how the Fund’s average annual total returns (before and after taxes) compare with those of broad-based securities indexes. The Fund commenced operations on July 28, 2008 and the performance reflects the returns of a predecessor fund for the periods prior to July 28, 2008. The Fund’s performance was restated in September 2009 to reflect (i) corrections in the amounts of certain historical dividend payments, and (ii) corrections to dates during the 2003 through 2006 time period on which certain dividend payments were reinvested. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.rbcgam.us or by calling 1-800-422-2766.

Annual Total Returns for Class I Shares

During the periods shown in the chart for the Fund:

	Quarter	Year	Returns
Best quarter:	Q2	2002	3.83%
Worst quarter:	Q2	2004	-1.27%

The year-to-date return of Class I shares as of September 30, 2012 was 3.73%.

Performance Table

The table below shows after-tax returns for Class I shares. After-tax returns for Class A shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. The inception date of the Fund (Class I) is July 1, 1998. Performance shown for Class A prior to its inception date (January 29, 2009) is based on the performance of Class I shares, adjusted to reflect the fees and expenses of Class A shares and the applicable sales charges. Each index below shows how the Fund’s performance compares with the returns of a broad-based securities market index.

5

Fund Summary	Access Capital Community Investment Fund

Average Annual Total Returns (for the periods ended December 31, 2011)

	Past Year	Past 5 Years	Past 10 Years	Since Inception
Class I Return Before Taxes	5.07%	5.44%	4.97%	5.25%
Class I Return After Taxes on Distributions	3.35%	3.64%	3.09%	3.22%
Class I Return After Taxes on Distributions and Sale of Shares	3.27%	3.59%	3.12%	3.24%
Class A Return Before Taxes	0.75%	4.45%	4.37%	4.66%
Barclays Capital U.S. Securitized Index (reflects no deduction for fees, expenses or taxes)	6.22%	6.36%	5.62%	5.99%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%	6.02%

Investment Advisor

RBC Global Asset Management (U.S.) Inc.

Portfolio Managers

The following individuals are primarily responsible for the day-to-day management of the Fund’s portfolio:

•	Brian Svendahl, Managing Director and Senior Portfolio Manager of the Advisor, has been a Co-Portfolio Manager of the Fund, and its predecessor, since 2006.

•	Scott Kirby, Portfolio Manager of the Advisor, has been a Co-Portfolio Manager of the Fund since 2012.

Purchase and Sale of Fund Shares

You may purchase or redeem (sell) shares of the Fund by phone (1-800-422-2766), by mail (RBC Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701) or by wire. The following table provides the Fund’s minimum initial and subsequent investment requirements, which may be reduced or modified in some cases.

Minimum Initial Investment:

Class A	$2,500 ($100 for Automatic Investment Plan)

Class I	$1,000,000 ($0 for Qualified Retirement Plans)

Minimum Subsequent Investment:

Class A	$100 ($50 for Automatic Investment Plan)

Class I	$10,000

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you may be taxed later upon withdrawal of your investment from such arrangement.

6

Fund Summary	Access Capital Community Investment Fund

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7

More on the Fund’s Investment Objective, Principal Investment Strategies and Principal Risks

Investment Objective

The Fund’s investment objective described in the “Fund Summary” section of this prospectus is fundamental and cannot be changed without shareholder approval.

Principal Investment Strategies

The information below describes in greater detail the Fund’s principal investment strategies and risks. A full discussion of all permissible investments can be found in the Fund’s Statement of Additional Information (“SAI”).

The Fund seeks to achieve its investment objective by investing primarily in high quality debt securities and other debt instruments supporting the affordable housing industry in areas of the United States designated by Fund shareholders. The Fund’s investments generally support community development, for example by supporting job creation or local business development. Within those parameters, the Fund seeks a competitive return consisting of current income and capital appreciation. The Fund defines instruments supporting the “affordable housing industry” to include government-guaranteed loans, asset-backed securities, particularly mortgage-backed securities, small business loans, taxable municipal securities, and other instruments supporting affordable housing and economic development, and serving LMI individuals and communities. These investments may involve private placement transactions and may include variable rate instruments. The Fund is non-diversified and, therefore, compared to a diversified investment company, the Fund may invest a greater percentage of its assets in securities of a particular issuer. The Fund may borrow money from banks and enter into repurchase agreements to obtain additional funds to make investments.

Community Investments. At the time of their share purchase, investors meeting certain investment levels may elect to have their investment amount invested in particular areas of the United States as their preferred geographic focus or Designated Target Region. If, after six months, the Advisor is unable to make appropriate investments in a shareholder’s Designated Target Region, the shareholder will have the option to redefine its Designated Target Region. Each shareholder’s returns will be based on the investment performance of the Fund’s blended overall portfolio of investments, not just on the performance of the assets in the Designated Target Region(s) selected by that shareholder.

The Fund expects that all of its investments will be considered eligible for regulatory credit under the CRA and that shares of the Fund will be eligible for regulatory credit under the CRA. In Interagency Questions and Answers Regarding Community Reinvestment published in 2009, the federal bank supervisory agencies state that nationwide funds are important sources of investments for low- and moderate-income and underserved communities throughout the country and can be an efficient vehicle for institutions in making qualified investments that help meet community development needs.

The Fund intends to invest solely in qualified investments in Designated Target Regions. In most cases, “qualified investments” are required to be responsive to the community development needs of a financial institution’s delineated CRA assessment area or a broader statewide or regional area that includes the institution’s assessment area. However, in a CRA examination of an institution that has been designated as “wholesale” or “limited purpose” by its regulator, if the examiner finds that the institution has adequately addressed the needs of its assessment areas, the examiner will give consideration to qualified investments by the institution nationwide. (Wholesale and limited purpose institutions are certain institutions that offer narrow product lines or are not in the business of extending certain types of loans to retail customers.) In certain other cases investments outside an institution’s assessment area may be eligible for CRA credit (for example, certain investments that serve designated disaster areas).

Investment Program. The Fund is designed for investors seeking a competitive return on investment from a high credit quality fixed income fund that supports underlying community development activities in distinct parts of the

8

More on the Fund’s Investment Objective, Principal Investment Strategies and Principal Risks

United States. Not all of the investors in the Fund are subject to CRA requirements, but may be investors seeking a fixed income investment with high credit quality to assist in their asset allocation program. Investors may also be seeking to make investments in underserved communities or fulfilling other socially responsible or mission related investment objectives. Those investors that are not subject to CRA requirements do not receive CRA credit for their investments.

Investments in which the Fund may invest include, but are not limited to, 15- and 30-year fixed rate one- to four-family mortgage-backed securities, adjustable rate one- to four-family mortgage-backed securities, multifamily mortgage-backed securities, securitized adjustable rate small business loans, fixed rate small business loans, taxable municipal securities, securitized student loans and structured investments.

Concentration in the Affordable Housing Industry. Under the prevailing definition of the phrase “industry concentration,” the Fund will be concentrated in the affordable housing industry. This means that the Fund will invest at least 25% of its total assets in the affordable housing industry. The Fund may, however, invest up to 100% of its total assets in the affordable housing industry.

As a result of its concentration in the affordable housing industry, the Fund will invest a significant amount of its assets in securities issued by Ginnie Mae and GSEs, such as Fannie Mae and Freddie Mac, FHA project loans, and tax-exempt debt issued by state HFAs to finance their work in affordable housing. Ginnie Mae securities are direct obligations of the U.S. Government and are backed by the full faith and credit of the U.S. Government. FHA project loans are mortgage loans insured by the FHA and backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. As of September 7, 2008, the FHFA has been appointed to be the conservator of Fannie Mae and Freddie Mac for an indefinite period. As conservator, the FHFA will control and oversee the entities until the FHFA deems them financially sound and solvent. During the conservatorship, each entity’s obligations are expected to be paid in the normal course of business. Although no guarantee exists for the debt or mortgage-backed securities issued by Fannie Mae and Freddie Mac, the U.S. Department of Treasury, through a secured lending credit facility and a Senior Preferred Stock Purchase Agreement, has enhanced the ability of these entities to meet their obligations.

Credit Quality. The Fund will only invest in securities (i) having a rating (or credit enhancement by one or more entities having a rating) in the highest category assigned by a nationally recognized statistical rating organization (e.g., at least “Aaa” from Moody’s Investors Service, Inc. or “AAA” from Standard & Poor’s Financial Services LLC); (ii) deemed by the Advisor to be of comparable quality to securities so rated even though such securities are unrated; or (iii) issued or guaranteed by the U.S. Government, government agencies, or GSEs. These credit quality guidelines apply to securities at the time of purchase. Subsequent changes in credit quality, including downgrades due to changes in status of credit enhancers, will not require automatic action by the Fund.

Duration. From time to time, the Advisor may seek to maintain an overall average dollar-weighted portfolio duration for the Fund that is within certain percentage ranges above or below a selected benchmark index. The duration of a bond is a measure of the approximate price sensitivity to changes in interest rates, and is expressed in years. The longer the duration of the bond, the more sensitive the bond’s price is to changes in interest rates. The Advisory may use interest rate futures contracts, options on futures contracts and swaps to manage the Fund’s target duration.

Principal Risks

The Fund is affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Advisor makes with respect to the investments of the Fund will not accomplish what they were designed to achieve or that the investments will have disappointing performance.

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More on the Fund’s Investment Objective, Principal Investment Strategies and Principal Risks

Because the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up and you can lose money by investing in the Fund.

Your investment is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency, entity, or person.

The principal risks of investing in the Fund are identified in the “Fund Summary” section of this prospectus and are further described below:

Active Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

Call Risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will “call” – or repay – a high-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and the potential for taxable capital gains. Call risk is generally higher for longer-term bonds.

Concentration Risk. The Fund’s investments are expected to be closely tied to the affordable housing industry. As a result, its performance may be more volatile than the performance of a fund that does not concentrate its investments in a particular economic industry or sector.

Coordination of Investments Risk. Many of the fixed-income private placement debt securities purchased as Fund investments will be uniquely structured to achieve the financial and economic objectives of the Fund. The Advisor will often play a significant role in the structuring of Fund investments. The development of such securities will often require the Advisor to cooperate with a variety of organizations, including but not limited to financial institutions, foundations, state agencies, community groups, national credit enhancers, and other government entities. A lack of interest of other entities in developing investments could adversely affect the realization of the economic and financial objectives of the Fund. The success of developing credit enhancement for Fund investments will depend, in large part, on the availability of funds these organizations have for such activity and/or the amount of payment they expect to receive for their credit guarantees. A limited or dwindling supply of funds available for credit enhancement on Fund investments may adversely affect full realization of the Fund’s investment objective. Regulatory or statutory changes may affect the willingness or ability of housing related entities to work in the affordable housing private placement area.

Counterparty Risk. The Fund is subject to the risk of the failure of any markets in which its positions trade, of their clearinghouses, of any counterparty or guarantor to the Fund’s transactions or of any service provider to the Fund. Their inability or unwillingness to honor obligations can subject the Fund to credit losses incurred from late payments, failed payments and default. In times of general market turmoil, even large, well-established financial institutions may fail rapidly with little warning.

CRA Strategy Risk. The Advisor will take into account the Fund’s goal of holding securities in designated geographic areas in determining which securities the Fund will purchase and sell. Accordingly, portfolio decisions will not be exclusively based on the investment characteristics of the securities, which may or may not have an adverse effect on the Fund’s investment performance. CRA qualified securities in geographic areas sought by the Fund may not provide as favorable return as CRA qualified securities in other geographic areas. In addition, the

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Fund may sell securities for reasons relating to CRA qualification, at times when such sales may not be desirable for investment purposes (for example, if a shareholder redeems its shares of the Fund, or if investments are ultimately determined not to be, or to have ceased to be, CRA-qualifying). Further, the Fund may hold short-term investments that produce relatively low yields pending the selection of long-term investments believed to be CRA-qualified.

Duration Management Risk. The Fund’s investments in derivative instruments to manage duration can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s investments in bonds and other securities.

Government Intervention in Financial Markets Risk. Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Advisor will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Government Obligations Risk. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the issuers of some of these securities may greatly exceed their current resources and no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law. In September 2008, the U.S. Treasury and the FHFA announced that Fannie Mae and Freddie Mac would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the entities’ debt and securities guaranteed by the entities is unclear.

Interest Rate Risk. The values of some or all of the Fund’s investments may change in response to movements in interest rates. If interest rates rise, the values of debt securities will generally fall and vice versa. In general, the longer the average maturity or duration of the Fund’s investment portfolio, the greater the sensitivity to changes in interest rates. Maturities for securities held by the Fund will vary by type of investment. For example, mortgage-backed securities will typically have maturities up to thirty years while securitized small business loan transactions may have maturities of up to ten years.

Issuer/Credit Risk. Issuer/credit risk is the risk that the issuers of debt securities held by the Fund will not make payments on the securities or the counterparty to a contract will default on its obligation. There can be no assurance of the continued availability of support from GSEs, HFAs, or other credit enhancers for Fund investments. Changes in credit ratings of GSEs, HFAs, or private credit enhancers may constrain their value to the Fund as potential sources of credit enhancement. Information about a security’s credit quality may be imperfect and a security may have its credit rating unexpectedly downgraded at any time.

Leverage Risk. Leverage may result from certain transactions, borrowing and reverse repurchase agreements. Leverage may exaggerate the effect of a change in the value of the Fund’s portfolio securities, causing the Fund to be more volatile than if leverage was not used. The Fund will reduce leverage risk by either segregating an equal

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amount of liquid assets or “covering” the transactions that introduce such risk. The Fund also expects to be required to pledge portfolio assets as collateral for its borrowings. If the Fund is unable to service the borrowings, the Fund may risk the loss of such pledged assets. Lenders also may require that the Fund agree to loan covenants that could restrict its investment flexibility in the future, and loan agreements may provide for acceleration of the maturity of the indebtedness if certain financial tests are not met. The Fund may be required to dispose of or seek prepayment of assets at a time it would otherwise not do so to repay indebtedness in a timely fashion.

Liquidity Risk. The Fund may invest up to 15% of its net assets in illiquid securities or repurchase agreements with a maturity longer than seven days. There can be no assurance that a market will exist for any particular illiquid security at any particular time. It may be difficult or impossible to sell illiquid securities at desirable prices due to lack of marketability.

Market Risk. One or more markets in which the Fund invests may go down in value, sometimes sharply and unpredictably, and the value of the Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

Non-Diversified Fund Risk. Because the Fund is non-diversified and, therefore, may hold larger positions in fewer securities than other funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return. The Fund’s performance may be more volatile than diversified funds.

Prepayment Risk. The value of some mortgage-backed and asset-backed securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline. Principal and interest payments on such securities depend on payment of the underlying loans, though issuers may support creditworthiness via letters of credit or other instruments.

Qualification for CRA Credit Risk. For an institution to receive CRA credit with respect to Fund shares, the Fund must hold CRA qualifying investments that relate to the institution’s delineated CRA assessment area. The Fund expects that all investments made by the Fund will be considered eligible for regulatory credit under the CRA. There is no guarantee, however, that an investor will receive CRA credit for its investment in the Fund. For example, a state banking regulator may not consider the Fund eligible for regulatory credit. If CRA credit is not given, there is a risk that an investor may not fulfill its CRA requirements.

Designated Target Regions

At the time of their share purchase, investors meeting certain investment levels may elect to have their investment amounts invested in particular areas of the United States as their preferred geographic focus or Designated Target Region. Regulated financial institutions make a Designated Target Region election for their investment for purposes of seeking CRA credit. Others may do so to target their investments to their community or jurisdiction. Investors who purchase under $500,000 are not eligible to select a Designated Target Region. Investors who purchase between $500,000 and $999,999 may elect to allocate their investment to a Designated Target Region at a single state or multiple state level. Investors who purchase over $1 million may elect to allocate their investment to a Designated Target Region in a single or multiple state, Metropolitan Statistical Area, county, or city. In determining whether an investor is eligible to elect to allocate a particular investment to a Designated Target Region, that investment will be aggregated with the investor’s existing account value. Investors who do not select or are ineligible to select a Designated Target Region will be assigned to any geography within the United States determined by the Advisor. If eligible, an investor may elect a Designated Target Region by completing the appropriate section of the account application.

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More on the Fund’s Investment Objective, Principal Investment Strategies and Principal Risks

Each investor will be a shareholder of the Fund. The financial returns on a shareholder’s investment will be determined by that shareholder account’s proportionate share of the total assets in the Fund’s blended overall portfolio, not by the performance of the assets in the Designated Target Region(s) selected by that shareholder.

Community Investments

Community Reinvestment Act of 1977. The CRA requires the three federal bank supervisory agencies, the Federal Reserve Board (“FRB”), the Office of the Comptroller of the Currency (“OCC”) and the FDIC, to encourage the institutions they regulate to help meet the credit needs of their local communities, including LMI neighborhoods. Each agency has promulgated rules for evaluating and rating an institution’s CRA performance which, as the following summary indicates, vary according to an institution’s asset size and business lines. An institution’s CRA performance can also be adversely affected by evidence of discriminatory credit practices regardless of its asset size.

CRA Qualified Investments. A predecessor of the Fund received an interpretative letter from the Federal Financial Institutions Examination Council (“FFIEC”) stating that it was considered eligible for regulatory credit under the CRA. Throughout the period that the predecessor fund operated as a business development company, investments in the fund were considered qualified investments under the CRA. The Fund expects that, as a registered investment company, it will continue to be considered eligible, but there is no guarantee that future changes to the CRA or future interpretations by the FFIEC will not affect the continuing eligibility of the Fund’s investments. So that the Fund itself may be considered a qualified investment, the Fund will seek to invest only in investments that meet the prevailing community investing standards put forth by U.S. regulatory agencies.

In most cases, “qualified investments,” as defined by the CRA, are required to be responsive to the community development needs of a financial institution’s delineated CRA assessment area or a broader statewide or regional area that includes the institution’s assessment area. For an institution to receive CRA credit with respect to the Fund’s shares, the Fund must hold CRA qualifying investments that relate to the institution’s assessment area.

As defined in the CRA, qualified investments are any lawful investments, deposits, membership shares or grants that have as their primary purpose community development. The term “community development” is defined in the CRA as: (1) affordable housing (including multifamily rental housing) for LMI individuals; (2) community services targeted to LMI individuals; (3) activities that promote economic development by financing businesses or farms that meet the size eligibility standards of applicable requirements or have gross annual revenues of $1 million or less; or (4) activities that revitalize or stabilize LMI geographies, designated disaster areas; or distressed or underserved non-metropolitan middle-income geographies designated by the federal banking regulators.

Investments are not typically designated as qualifying investments at the time of issuance by any governmental agency. Accordingly, the Advisor must evaluate whether each potential investment may be a qualifying investment with respect to a specific shareholder. The final determinations that Fund shares are qualifying investments are made by the federal and, where applicable, state bank supervisory agencies during their periodic examinations of financial institutions. There is no assurance that the agencies will concur with the Advisor’s determinations.

In determining whether a particular investment is qualified, the Advisor will assess whether the investment has as its primary purpose community development. The Advisor will consider whether the investment: (1) provides affordable housing for LMI individuals; (2) provides community services targeted to LMI individuals; (3) funds activities that (a) finance businesses or farms that meet the size eligibility standards of the Small Business Administration’s Development Company or Small Business Investment Company programs or have annual revenues of $1 million or less and (b) promote economic development; or (4) funds activities that revitalize or stabilize LMI areas. For institutions whose primary regulator is the FRB, OCC or FDIC, the Advisor may also consider whether an investment revitalizes or stabilizes a designated disaster area or an area designated by those agencies as a distressed or underserved non-metropolitan middle-income area. The Advisor will also assess whether the investment supports, enables or facilitates certain projects or activities that meet the “eligible” uses criteria

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More on the Fund’s Investment Objective, Principal Investment Strategies and Principal Risks

described in the Housing and Income Recovery Act of 2008. The “eligible uses” include: (1) establishing financing mechanisms for purchase and redevelopment of foreclosed upon homes and residential properties, including such mechanisms as soft-seconds, loan loss reserves, and shared-equity loans for LMI homebuyers; (2) purchasing and rehabilitating homes and residential properties that have been abandoned or foreclosed upon, in order to sell, rent, or redevelop such homes and properties; (3) establishing land banks for homes that have been foreclosed upon; (4) demolishing blighted structures; and (5) redeveloping demolished or vacant properties.

An activity may be deemed to promote economic development if it supports permanent job creation, retention, and/or improvement for persons who are currently LMI, or supports permanent job creation, retention, and/or improvement in LMI areas targeted for redevelopment by federal, state, local or tribal governments. Activities that revitalize or stabilize an LMI geography are activities that help attract and retain businesses and residents. The Advisor maintains documentation, readily available to a financial institution or an examiner, supporting its determination that a security is a qualifying investment for CRA purposes.

There may be a time lag between a purchase of Fund shares by an investor and the Fund’s acquisition of a significant volume of investments in a particular geographic area. The length of time will depend upon the depth of the market for CRA qualified investments in the relevant areas, and may also be affected by the Advisor’s policies for allocating securities among its clients as further described under the caption “Trade Allocation and Aggregation” in the SAI. In some cases, the Advisor expects that CRA qualified investments will be immediately available. In others, it may take weeks or months to acquire a significant volume of CRA qualified investments in a particular area. The Advisor believes that investments in the Fund during these time periods will be considered CRA qualified investments, provided the purpose of the Fund includes serving the investing institution’s assessment area(s) and the Fund is likely to achieve a significant volume of investments in the region after a reasonable period of time. As the Fund continues to operate, it may dispose of securities that were acquired for CRA qualifying purposes, in which case the Advisor will normally attempt to acquire a replacement security that would be a qualifying investment.

14

Management

Investment Advisor

The Fund is advised by RBC Global Asset Management (U.S.) Inc., a wholly-owned subsidiary of RBC USA Holdco Corporation, which is an indirect wholly-owned subsidiary of Royal Bank of Canada (“RBC”). RBC is one of North America’s leading diversified financial services companies and provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. RBC employs approximately 80,000 people who serve more than 15 million personal, business, public sector and institutional clients through offices in Canada, the U.S. and 51 other countries around the world. The Advisor has been registered with the SEC as an investment advisor since 1983, and has been a portfolio manager of publicly-offered mutual funds since 1986. The Advisor maintains its offices at 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402. The Advisor’s charter is to provide fixed income, equity and balanced portfolio management services to institutional and individual investors. As of September 30, 2012, the Advisor’s investment team managed approximately $40.5 billion in assets for individuals, public entities, Taft-Hartley plans, corporations, private nonprofits, foundations, endowments, and healthcare organizations.

Under the terms of the Fund’s investment advisory agreement, the Advisor receives from the Fund an annual management fee, paid monthly, of 0.50% of the Fund’s average monthly gross assets less accrued liabilities, other than indebtedness for borrowing. For purposes of calculating the management fee, assets purchased with borrowed monies are included in the total that is subject to the management fee. As a result, the Advisor may have an incentive to use leverage to increase the amount of assets upon which it may charge a fee. However, the Advisor will only use leverage when it believes that it is consistent with the Fund’s investment objective and principal investment strategies and in the best interest of the Fund and its shareholders. For the fiscal year ended September 30, 2012, the use of leverage raised the management fee to approximately 0.62% of the Fund’s average gross assets less accrued liabilities. It is the Fund’s policy to borrow money only in amounts up to 25% of its average gross assets less accrued liabilities, other than indebtedness for borrowing.

The Advisor has agreed to waive fees or pay expenses through January 31, 2014, in order to limit the “Other Expenses” (excluding distribution fees, management fees, brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation (including legal and audit fees and other costs in contemplation of or incident thereto) and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and fees and expenses incurred indirectly by the Fund as a result of investment in shares of another investment company) to 0.20% of the Fund’s average monthly gross assets less accrued liabilities other than indebtedness for borrowing. The Fund will carry forward, for a period not to exceed 12 months from the date on which the Advisor waives fees or pays expenses, any expenses in excess of the expense limitation and repay the Advisor such amounts, provided the Fund is able to do so and remain in compliance with the expense limitation in place at the time the fees were waived or expenses paid.

The Advisor provides certain administrative services to the Fund.

Information regarding the factors considered by the Board of Trustees in connection with the most recent approval of the Investment Advisory Agreement with the Advisor is included in the Fund’s Annual Report for the fiscal year ended September 30, 2012.

The Advisor may make payments, out of its own resources and at no additional cost to the Fund or shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions (“Intermediaries”) in connection with the provision of administrative services, the distribution of the Fund’s shares, and reimbursement of ticket or operational charges (fees that an institution charges its representatives for effecting transactions in the Fund’s shares). In addition, certain Intermediaries may receive fees from the Fund for providing recordkeeping and other services for individual shareholders and/or retirement plan participants.

15

Management

Portfolio Managers

The Advisor is responsible for the overall management of the Fund’s portfolio, including security analysis, industry recommendations, cash positions, the purchase and sell decision making process and general daily oversight of the Fund’s portfolio. The individuals primarily responsible for the day-to-day management of the Fund’s portfolio are set forth below:

Portfolio Manager Name	Title	Role on Fund Since[1]	Total Years of Financial Industry Experience	Degrees and Designations	Experience for Last 5 Years
Brian Svendahl	Managing Director, Senior Portfolio Manager	Co-Portfolio Manager on Fund since 10/2012; Portfolio Manager on Fund 9/2012 to 10/2012; Co-Portfolio Manager on Fund 10/2006 to 8/2012	20 years	BS, University of Minnesota, BBA and MBA, University of Minnesota, Carlson School of Management, CFA Member	Managing Director and Senior Portfolio Manager at the Advisor since 2005; Risk Manager and Senior Vice President, Wells Fargo Brokerage Services, LLC, 2000 to 2005

Scott Kirby	Portfolio Manager	Co-Portfolio Manager on Fund since 10/2012	26 years	BS, University of Minnesota; MBA, University of Minnesota, Carlson School of Management	Manager of Investments, Northwest Area Foundation, 2010 to 2012;Vice President, Sector Leader – Structured Assets, Ameriprise Financial/RiverSource Investments, 2003 to 2008

Additional information about the portfolio managers’ compensation arrangements, other accounts managed by the portfolio managers, as applicable, and the portfolio managers’ ownership of securities of the funds they manage is available in the Fund’s SAI.

1 This information reflects the role of the portfolio managers of the Fund and the predecessor fund.

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Shareholder Information

Pricing of Fund Shares

How NAV is Calculated. The net asset value (“NAV”) is the value of a single share. A separate NAV is calculated for each class of shares of the Fund. The NAV is calculated by adding the total value of the Fund’s investments and other assets, determining the proportion of that total allocable to the class, subtracting the liabilities allocable to the class and then dividing that figure by the number of outstanding shares of the class.

1.	The NAV is calculated separately for each class of shares.

2.	You can find the Fund’s NAV daily in various newspapers, at www.bloomberg.com, www.rbcgam.us, or by calling 1-800-422-2766.

NAV=	Total Assets of Class – Liabilities
Number of Shares of Class Outstanding

The per share NAV for each class of shares of the Fund generally is determined at the close of regular trading on the New York Stock Exchange (“NYSE”), or at 4:00 p.m. Eastern time, whichever is earlier, on days the NYSE is open or, at the Fund’s option, on days the primary trading markets for the Fund’s portfolio instruments are open.

Your order for purchase, sale or exchange of shares is generally based on the next NAV calculated after your order is received in good order by the Fund’s transfer agent on any day that the NYSE is open for business. For example: If you place a purchase order to buy shares of the Fund it must be received by 4:00 p.m. Eastern time in order to receive the applicable price calculated at 4:00 p.m. If your order is received after 4:00 p.m. Eastern time, it will be based on the NAV calculated on the next day at 4:00 p.m. Eastern time. Also, as further explained in the “Purchasing and Adding to Your Shares” section, if a purchase order in proper form is received by an authorized financial intermediary, the order will be treated as if it had been received by the Fund’s transfer agent at the time it is received by the intermediary.

Generally, you may purchase or redeem shares of the Fund on any day when the NYSE is open. Purchases and redemptions may be restricted in the event of an early or unscheduled close of the NYSE. The Fund reserves the right to close if the primary trading markets of the Fund’s portfolio instruments are closed and Fund management believes that there is not an adequate market to meet purchase, redemption or exchange requests. Even if the NYSE is closed, the Fund may accept purchase and redemption orders on those days when the primary trading markets for the Fund’s portfolio instruments are open, and the Fund’s management believes there is an adequate market to meet purchase and redemption requests. On such days, the Fund would also price shares, typically at 4:00 p.m. Eastern time.

Valuation of Portfolio Securities. On behalf of the Fund, the Board of Trustees has adopted Pricing and Valuation Procedures for determining the value of Fund shares in accordance with applicable law. In general, when the market value of a portfolio security is readily available, the Fund shall rely on independent pricing services or market quotes from independent broker-dealers to determine the market value of portfolio securities. The market value of an equity security is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers or pricing services. Domestic and foreign fixed income securities and non-exchange traded derivatives are generally priced using valuations provided by independent pricing vendors. Prices obtained from pricing vendors utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional –size trading in similar groups of securities, yield, quality, coupon rate, maturity and type of issue. Debt obligations with remaining maturities of 60 days or less from date of purchase are valued at amortized cost. Exchange traded options, futures and options on futures are valued at their most recent sale price on the exchange on which they are primarily traded. Investments in open-end investment companies are valued at the net asset value of those companies.

The Pricing and Valuation Procedures provide that, in situations where it is determined that market quotations are not readily available from a pricing service or independent broker-dealer or the valuations are deemed to be unreliable or do not accurately reflect the value of the securities, Board-approved “fair valuation” methodologies may also be used. Under the Pricing and Valuation Procedures, fair valuation methodologies will be used in situations such as the following: a price is determined to be stale (for example, it cannot be valued using the standard pricing method because a recent sale price is not available) on more than five consecutive days on which the Fund calculates its NAV; or a significant valuation event is determined to have occurred pursuant to the Pricing and

17

Shareholder Information

Valuation Procedures. Significant valuation events may include, but are not limited to, the following: an event affecting the value of a security traded on a foreign market occurs between the close of that market and the close of regular trading on the NYSE; an extraordinary event like a natural disaster or terrorist act occurs; a large market fluctuation occurs; or an adverse development arises with respect to a specific issuer, such as a bankruptcy filing. “Fair value” shall be deemed to be the amount that the Fund might reasonably expect to receive for the security upon its current sale. Each such determination shall be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another.

Investment Minimums

You may purchase shares of the Fund through the Fund’s Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations or requirements on buying and selling shares.1 For qualified retirement benefit plans, there is no minimum requirement for initial investment in the Fund. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.

Amount
Class I Shares
Regular Institutions or Individuals	$1,000,000
Through qualified retirement benefit plans	$0
By exchange[2] from another RBC Fund	$1,000,000
Class A Shares
Regular Account	$2,500
Uniform Transfer/Gifts to Minors Accounts	$250
By exchange[2] from another RBC Fund	$2,500
With Automatic Monthly Investments	$100

Minimum Additional Investment
Amount
Class I Shares
By mail or wire	$10,000
By exchange[2] from another RBC Fund	$10,000
Class A Shares
By telephone, mail or wire	$100
By exchange[2] from another RBC Fund	$100
With Automatic Monthly Investments	$50

1

Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of the Fund which are processed based on the Fund’s net asset value next determined after your order is received by an organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by an organization. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may vary in terms of how they process your orders, and they may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or its transfer agent, U.S. Bancorp Fund Services, LLC. These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers.

2

The Fund, RBC Mid Cap Value Fund, RBC SMID Cap Growth Fund, RBC Enterprise Fund, RBC Small Cap Core Fund, RBC Microcap Value Fund, RBC BlueBay Emerging Market Select Bond Fund, RBC BlueBay Emerging Market Corporate Bond Fund, RBC BlueBay Global High Yield Bond Fund, RBC BlueBay Global Convertible Bond Fund, RBC BlueBay Absolute Return Fund and RBC Institutional Class 1 Shares of the Prime Money Market Fund are eligible for exchanges.

Purchasing and Adding to Your Shares

If opening an account through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Fund and he or she will take care of the necessary documentation.

18

Shareholder Information

You may purchase shares directly from the Fund by completing a new account application. Contact U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent at 1-800-422-2766 or go to www.rbcgam.us to obtain an application. Once completed, you may submit your application by following one of the steps below.

By Mail	•	Complete and sign the account application. If you do not complete the application properly, your purchase may be delayed or rejected.

•

Make your check payable to “Access Capital Community Investment Fund.” All checks must be in US Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, starter checks, post dated checks, post dated on-line bill pay checks, or any conditional order or payment.

	•	Mail your application and check to:
Access Capital Community Investment Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

	•	By overnight courier, send to:
Access Capital Community Investment Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207

•

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.

By Wire	•	To purchase shares by wire, the Fund’s transfer agent must have received a completed application and issued an account number to you.

	•	Call 1-800-422-2766 for instructions prior to wiring funds and to advise of your intent to wire.

	•	Please use the following wire instructions:

U.S. Bank, N.A.
ABA # 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account: 182380369377
Further Credit: Access Capital Community Investment Fund
Shareholder Name and Account Number

•

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

By Exchange from Another RBC Fund	1-800-422-2766

If you already have an account with us and your account is authorized for telephone exchanges, you may open an account in an eligible RBC Fund by exchanging shares from another RBC Fund. The eligible Funds are the Fund, RBC Mid Cap Value Fund, RBC SMID Cap Growth Fund, RBC Enterprise Fund, RBC Small Cap Core Fund, RBC Microcap Value Fund, RBC BlueBay Emerging Market Select Bond Fund, RBC BlueBay Emerging Market Corporate Bond Fund, RBC BlueBay Global High Yield Bond Fund, RBC BlueBay Global Convertible Bond Fund, RBC BlueBay Absolute Return Fund and RBC Institutional Class 1 Shares of the Prime Money Market Fund. The names and registrations on the accounts must be identical. The exchange must meet the applicable minimum exchange amount requirement.

Lost Accounts/ Unclaimed Assets

Please note that based upon statutory requirements for returned mail, the Fund and the transfer agent will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

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Shareholder Information

To Add to an Account. To add to an account, you may follow any one of the following steps:

By Telephone (Class A Shares Only)	1-800-422-2766

You may make additional investments in Class A shares ($100 minimum) by telephone. After the Fund receives and accepts your request, the Fund will deduct from your checking account (requires banking information to be on file) the cost of the shares. Availability of this service is subject to approval by the Fund and the participating banks.

By Mail	•	Make your check payable to “Access Capital Community Investment Fund.”

	•	Mail the stub from your confirmation statement. Or, if unavailable, provide the following information with your payment:

•	Account name and account number
•	Share class

•	Your investment must meet the minimum additional investment requirements for Class A shares or Class I shares.

•	Mail your additional investment to:

Access Capital Community Investment Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

	•	By overnight courier, send to:
Access Capital Community Investment Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207

•

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.

By Wire	•	To purchase shares and make additional investments by bank wire, please use the following wire instructions:
U.S. Bank, N.A.
ABA # 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account: 182380369377
Further Credit: Access Capital Community Investment Fund
Shareholder Name and Account Number

•

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

	•	Call 1-800-422-2766 for instructions prior to wiring funds and to advise of your intent to wire.

Automatic Monthly Investment (Class A Shares Only)

You may authorize automatic monthly investments in a constant dollar amount ($50 minimum) from your checking account. The Fund will draft your checking account on the same day each month in the amount you authorize via an automated clearing house (“ACH”). An initial investment of at least $100 is also required.

By Exchange from Another RBC Fund	Please refer to the information under “Exchanging Your Shares” below.

You can also add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time without notice, to the extent permitted by applicable law.

Automatic Monthly Investments

Automatic Monthly Investments are processed through an ACH whereby an agreed amount is credited to or debited from a shareholder’s pre-identified bank account. You may authorize automatic monthly investments in a constant dollar amount ($50 minimum) from your checking account. The Fund will draft your checking account on the same day each month in the amount you authorize via ACH. An initial investment of at least $100 is also required.

20

Shareholder Information

Dividends and Distributions and Directed Dividend Option

Dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends will differ among classes of the Fund due to differences in distribution expenses. Capital gains are distributed at least annually. By selecting the appropriate box in the account application, you can elect to have your distributions (capital gains and dividends) in cash (check), have distributions deposited in a pre-authorized bank account via ACH, or have distributions reinvested in the Fund or another eligible RBC Fund (as set forth under the caption “Exchanging Your Shares”) or account without a sales charge. You should maintain the minimum balance in the Fund to reinvest distributions. You can change or terminate your participation in the reinvestment option at any time.

If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions.

DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU HAVE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION THAT MAY BE TAXABLE. (See “Shareholder Information — Dividends, Distributions and Taxes”).

Selling Your Shares

If selling your shares through your financial advisor or broker, ask him or her for redemption procedures. Your advisor and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.

To sell shares please contact U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent:

By Phone		1-800-422-2766

You may withdraw any amount up to $50,000 by telephone, provided that your account is authorized for telephone redemptions. The Fund will send proceeds only to the address or bank of record. You must provide the Fund’s name, your account number, the name of each account owner (exactly as registered), and the number of shares or dollar amount to be redeemed prior to 4:00 p.m. Eastern time for the trade to be processed with that day’s closing price.

By Mail	Access Capital Community Investment Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701

1.

In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or dollar amount to be redeemed. See “Signature Guarantees” below for information on when a signature guarantee is required.

	2.	Mail or courier the letter to the applicable address above or below.

3.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.

By Overnight Courier		Access Capital Community Investment Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

By Wire

Redemption proceeds may be wired to your pre-identified bank account. A $15 fee is deducted from your redemption proceeds for complete share redemptions of Class A shares. In case of a partial redemption, the fee of $15 will be deducted from the remaining account balance. If your written request is received in good order before 4:00 p.m. Eastern time, the Fund will normally wire the money on the following business day. If the Fund receives your request after 4:00 p.m. Eastern time, the Fund will normally wire the money on the second business day. Contact your financial institution about the time of receipt and availability. See “Signature Guarantees” below for information on when a signature guarantee is required.

21

Shareholder Information

Systematic Redemption Plan (Class A Shares Only)

You may specify a dollar amount ($50 minimum) to be withdrawn monthly or quarterly or have your shares redeemed at a rate calculated to exhaust the account at the end of a specified period. You must own shares in an open account valued at $10,000 or more when you first authorize the systematic redemption plan. You may cancel or change your plan or redeem all your shares at any time. The Fund will continue withdrawals until your shares are gone or until you or the Fund cancel the plan. Depending upon how long you have held your shares, redemption fees and contingent deferred sales charges may apply for Class A shares.

Additional Information About Purchasing and Selling Shares

The Fund cannot process transaction requests unless they are properly completed as described in this section. The Fund may cancel or change its transaction policies without notice. To avoid delays, please call us if you have any questions about these policies. All purchases must be in US Dollars. All checks must be in US Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, starter checks, post dated checks, post dated on-line bill pay checks, or any conditional order or payment.

The transfer agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned.

The Fund may waive its minimum purchase requirement. Each of the Fund, the Distributor, the Advisor and the transfer agent reserves the right to reject any application for any reason in its sole discretion, including rejection of orders not accompanied by proper payment and orders that are not in the best interests of the Fund and its shareholders. The Fund does not accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.

Class A Eligibility. Class A shares of the Fund are available to investors who meet the minimum initial investment requirements. There is a $2,500 minimum initial investment requirement for Class A shares and a $100 minimum requirement for additional investments.

Class I Eligibility. Class I shares of the Fund are offered solely to individuals and institutions with a $1,000,000 minimum requirement for initial investment, and a $10,000 minimum requirement for additional investments. There is no minimum requirement for initial investment for participants of qualified retirement plans. The minimum requirement may be waived, at Fund management’s discretion, for certain persons who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. The minimum requirement for initial investment for the Fund does not apply to investments by employees of the Advisor or its affiliates, officers and trustees of the Fund, partners or employees of law firms that serve as counsel to the Fund or the Fund’s independent trustees, or members of the immediate families of the foregoing (e.g., spouses, parents, children, grandparents, grandchildren, parents-in-law, sons and daughters-in-law, siblings, a sibling’s spouse, and a spouse’s siblings).

Minimum Account Size. You must maintain a minimum account value equal to the current minimum initial investment, which is $2,500 for Class A shareholder accounts and $1,000,000 for Class I shareholder accounts. There is no minimum account size requirement for retirement plans. If your account falls below a minimum due to redemptions and not market action, the Fund may ask you to increase the account size back to the minimum. If you do not bring the account up to the minimum amount within 60 days after the Fund contacts you, the Fund may close the account and send your money to you or begin charging you a fee for remaining below the minimum account size. No CDSC or redemption fees will be imposed on shares redeemed as a result of involuntary account closing.

Timing of Purchases and Sales of Shares. You may purchase or sell shares of the Fund based on the NAV next determined after your request is received in good order. All requests received in good order before 4:00 p.m., Eastern Time, on a business day will be executed on that same day. Requests received after 4:00 p.m., Eastern Time,

22

Shareholder Information

on a business day will be processed the next business day at the next business day’s NAV. A purchase request is in “good order” if it includes a completed account application and the dollar amount of shares to be purchased along with payment for the shares. If you are paying with federal funds (wire), your order will be considered received when the Fund or its transfer agent receives the federal funds.

The Fund, its Advisor and its transfer agent reserve the right to reject any purchase request for any reason. The Fund may accept orders to purchase Fund shares in-kind with securities, rather than with cash, when the offered securities are consistent with the Fund’s investment objective and policies. Acceptance of such purchases will be at the Advisor’s discretion, and will be valued in the same manner that the Fund uses to calculate its NAV.

The Fund intends to pay redemption proceeds promptly and in any event within seven days after the request for redemption is received in good order. In case of emergencies or other unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days, as permitted by law. Redemptions of Fund shares may be suspended when trading on the NYSE is closed or is restricted, in the event of an early or unscheduled close of the NYSE, or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Fund may delay redemption payments for more than seven days, as permitted by law.

The Fund cannot accept requests that contain special conditions or effective dates. The Fund may request additional documentation to ensure that a request is genuine. Examples may include a certified copy of a death certificate or divorce decree.

If you request a redemption within 15 days of purchase, the Fund will delay sending your proceeds until it has collected unconditional payment, which may take up to 15 days from the date of purchase. You can avoid this delay by purchasing shares with a federal funds wire. For your protection, if your account address has been changed within the last 30 days, your redemption request must be in writing and signed by each account owner, with signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.

Signature Guarantees. You may withdraw from your account at any time. Certain redemptions will however require a signature guarantee. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

Withdrawing Money from Your Fund Investment

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

A signature guarantee is required to redeem shares in the following situations:

•	If you are requesting a change in ownership on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	If a change of address was received by the Transfer Agent within the last 30 days;

•	For all redemptions in excess of $50,000 from any shareholder account.

23

Shareholder Information

In addition to the situations described above, the Fund and/or the transfer agent reserve the right to require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation.

Signature Validation Program – Non Financial Transactions. You can get a Signature Validation Program Stamp from most banks, credit unions, federal savings and loan associations, or securities dealers, but not a notary public. For your protection, the Fund requires a Signature Validation Program Stamp or other acceptable signature authentication if you request:

•	A change in redemption instructions;

•	Maintenance changes of name, address or banking instructions;

•	Beneficiaries changes on Transfer on Death (“TOD”) Accounts;

•	Adding Systematic Purchase Plan;

•	Adding banking instructions;

•	Name change;

•	Trustee change; or

•	UTMA/UGMA custodian change.

Redemption in Kind. The Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind,” for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

Form of Distributions. By selecting the appropriate box on the account application, you can elect to receive your distributions (capital gains and dividends) in cash (check), have distributions deposited in a pre-authorized bank account via wire transfer, ACH, or have distributions reinvested back into your account with the Fund.

Telephone Purchase, Exchange and Redemption Privileges. Shareholders who open accounts with the Fund will automatically be granted telephone purchase, exchange and redemption privileges unless the privileges are explicitly declined in writing, either on the account application or by writing to the Fund. If you call the Fund, the Fund’s representative may request personal identification and may tape record the call.

IRA and Keogh Account Maintenance Fees. A $15 annual maintenance fee is charged on all IRA and Keogh accounts. Multiple IRA or Keogh accounts associated with a single social security number are charged a maximum annual maintenance fee of $30. If an annual maintenance fee has not yet been charged when the last IRA or Keogh account associated with a particular social security number is completely liquidated, the full annual maintenance fee will be charged to the account at that time. Additionally, a $25 fee will be imposed on non-periodic withdrawals or terminations from IRAs and Keogh plans.

Corporations, Trusts and Other Entities. Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.

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Shareholder Information

Sales Limited to U.S. Citizens and Resident Aliens. Shares of the Fund may be offered to only United States citizens and United States resident aliens having a social security number or individual tax identification number. This prospectus should not be considered a solicitation or offering of Fund shares to non-U.S. citizens or non-resident aliens.

Anti-Money Laundering Procedures. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and as permitted by the Fund’s Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners and, in certain circumstances, others who may be authorized to act on an account: full name, date of birth (for individuals), taxpayer identification number (usually your social security number), and permanent street address. In order to verify your identity, we may cross-reference your identification information with a consumer report or other electronic database, or by requesting a copy of your driver’s license, passport or other identifying document. Corporate, trust and other entity accounts require additional documentation. If we are unable to verify your identity in accordance with the Fund’s policies and procedures, we may reject and return your application, close your account or take such other action as we deem reasonable as permitted by law. Please review your account application for additional information.

Exchanging Your Shares

If exchanging shares through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to exchange shares of the Fund and he or she will take care of the necessary documentation. To open a new account through an exchange from an existing RBC Fund account, please refer to “Purchasing and Adding to Your Shares” above.

An exchange of shares is technically a sale of shares in one fund followed by a purchase of shares in another fund, and therefore may have tax consequences. By following the instructions below, and subject to such limitations as may be imposed by the RBC Funds, you may exchange shares between eligible RBC Funds. The eligible RBC Funds are the Fund, RBC SMID Cap Growth Fund, RBC Enterprise Fund, RBC Small Cap Core Fund, RBC Microcap Value Fund, RBC Mid Cap Value Fund, RBC BlueBay Emerging Market Select Bond Fund, RBC BlueBay Emerging Market Corporate Bond Fund, RBC BlueBay Global High Yield Bond Fund, RBC BlueBay Global Convertible Bond Fund. RBC BlueBay Absolute Return Fund and RBC Institutional Class 1 of the Prime Money Market Fund.

By Telephone	1-800-422-2766	You may make exchanges from one identically registered RBC Fund account into another eligible RBC Fund account, provided that your account is authorized for telephone exchanges.

By Mail	Regular Mail	Registered/Overnight Mail
	Access Capital Community Investment Fund	Access Capital Community Investment Fund
	c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
	P.O. Box 701	615 East Michigan Street, 3rd Floor
	Milwaukee, WI 53201-0701	Milwaukee, WI 53202-5207

1.  In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged, the name of the RBC Fund from which the amount is being sold, and the name of the RBC Fund into which the amount is being purchased.

2. Mail or courier the letter to the applicable address above.

3.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.

Monthly Exchanges

You may authorize monthly exchanges ($100 minimum) from one eligible RBC Fund into another eligible RBC Fund. Exchanges will be continued until all shares have been exchanged or until you terminate the service.

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Shareholder Information

Additional Policies on Exchanges

The RBC Funds reserve the right to limit exchanges. (See “Market Timing and Excessive Trading,” below.)

With the exception of exchanges to or from the Prime Money Market Fund (whose shares are offered through another prospectus), the share class must be the same in the two funds involved in the exchange and no front-end sales charge will be assessed. For complete information on the RBC Fund you are exchanging into, including fees and expenses, read that fund’s prospectus carefully. With the exception of exchanges to Prime Money Market Fund, you must meet the minimum investment requirement of the Fund you are exchanging into. Exchanges to Prime Money Market Fund will be into the RBC Institutional Class 1 shares. The names and registrations on the two accounts must be identical. You should review the prospectus of the Fund you are exchanging into. Call us for a free copy or contact your investment representative. The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon 60 days notice to shareholders.

Additional Shareholder Services

Services for the following types of accounts are also available to shareholders. Please call 1-800-422-2766 for more information.

•	Uniform Transfers/Gifts to Minors Accounts

•	TOD Accounts

•	Accounts for corporations, partnerships and retirement plans

•	Coverdell Education Savings Accounts

•	Traditional IRA accounts

•	Roth IRA accounts

•	Simplified Employee Pensions (“SEPs”)

Telephone Services. Telephone trades must be received by or prior to market close. During periods of increased market activity, you may have difficulty reaching the Fund by telephone or may encounter higher than usual call waits. If this happens, contact the Fund by mail or allow sufficient time to place your telephone transaction. The Fund may refuse a telephone request, including a request to redeem shares of the Fund. The Fund will use reasonable procedures to confirm that telephone instructions are genuine. If such procedures are followed, neither the Fund nor any persons or entity that provides services to the Fund will be liable for any losses due to unauthorized or fraudulent instructions. The Fund reserves the right to limit the frequency or the amount of telephone redemption requests. Once a telephone transaction has been placed, it cannot be cancelled or modified.

Shareholder Mailings. To help lower operating costs, the Fund attempts to eliminate mailing duplicate documents to the same address. When two or more Fund shareholders have the same last name and address, the Fund may send only one prospectus, annual report, semiannual report, general information statement or proxy statement to that address rather than mailing separate documents to each shareholder. This practice is known as “householding.” Shareholders may opt out of this single mailing at any time by calling the Fund at 1-800-422-2766 and requesting the additional copies of Fund documents.

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Shareholder Information

Market Timing and Excessive Trading

Market timing may interfere with the management of the Fund’s portfolio and result in increased costs. The Fund does not accommodate market timers. On behalf of the Fund, the Board of Trustees has adopted policies and procedures to discourage short-term trading or to compensate the Fund for costs associated with it.

Restriction and Rejection of Purchase or Exchange Orders. The Fund reserves the right to restrict or reject, for any reason, without any prior notice, any purchase or exchange order. These include transactions representing excessive trading or suspected excessive trading, transactions that may be disruptive to the management of the Fund’s portfolio, and purchase orders not accompanied by proper payment. The RBC Funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in a Fund’s judgment, such delay would be in the Fund’s best interest, in which case both the redemption and purchase will be processed at the conclusion of the delay period.

If detected, once an accountholder makes five exchanges between RBC Funds during a calendar year, the ability to make additional exchanges for that account may be suspended. In applying these exchange limits, the Fund may consider trading done in multiple accounts under common ownership, control or influence. These exchange limits do not apply to purchases made through the monthly exchange program. In addition, these limits may be modified at the Fund’s discretion for retirement plans to conform to plan exchange features and applicable law and regulation, and for automated or pre-established exchange, asset allocation or dollar cost averaging programs.

The Fund’s policy limiting the number of exchanges applies uniformly to all investors. However, some financial intermediaries, such as investment advisors, broker-dealers, transfer agents and third-party administrators, maintain omnibus accounts in which they aggregate orders of multiple investors and forward aggregated orders to the Fund. Because the Fund receives these orders on an aggregated basis and because these omnibus accounts may not be identified by the financial intermediaries as omnibus accounts, the Fund may be limited in its ability to detect excessive trading or enforce its market timing policy with respect to those omnibus accounts and investors purchasing and redeeming Fund shares through those accounts.

If the Fund identifies an investor as a potential market timer or an intermediary as a potential facilitator for market timing in the Fund, even if the above limits have not been reached, the Fund may take steps to restrict or prohibit further trading in the Fund by that investor or through that intermediary. As stated above, the Fund reserves the right to restrict or reject a purchase order for any reason without prior notice. The Fund also reserves the right to terminate an investor’s exchange privilege without prior notice.

Risks Presented by Excessive Trading Practices. Parties engaged in market timing may use many techniques to seek to avoid detection. Despite the efforts of the Fund and its agents to prevent market timing, there is no guarantee that the Fund will be able to prevent all such practices. For example, the Fund may receive purchase and redemption orders through financial intermediaries and cannot always reasonably detect market timing that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements typically aggregate the share ownership positions of multiple shareholders and often result in the Fund being unable to monitor the purchase and redemption activity of a particular shareholder. To the extent that the Fund and its agents are unable to curtail excessive trading practices in the Fund, those practices may interfere with the efficient management of the Fund’s investment portfolio, and may, for example, cause the Fund to maintain a higher cash balance than it otherwise would have maintained or to experience higher portfolio turnover than it otherwise would have experienced. This could hinder performance and lead to increased brokerage and administration costs. Those increased costs would be borne by Fund shareholders.

To the extent that the Fund invests in securities that may trade infrequently, such as private placements, it may be susceptible to market timing by investors who seek to exploit perceived price inefficiencies in the Fund’s investments. This is commonly referred to as price arbitrage. Because these securities may trade infrequently, the

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Shareholder Information

Fund may be unable to purchase or sell investments at favorable prices in response to cash inflows or outflows caused by timing activity.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures regarding the disclosure of portfolio holdings is available in the Fund’s SAI. The Fund also makes certain portfolio securities information available on its website which is accessed by using the Fund’s link at www.rbcgam.us. Within 15 days of month-end, the Fund’s top ten holdings and related weightings, the total number of Fund holdings and the Fund’s sector/industry weightings (all as of month-end) are posted until replaced by the next month’s information. Within 10 business days of calendar quarter-end, the Fund’s complete portfolio holdings and weightings are posted until replaced by the next quarter’s information.

Distribution Arrangements/Sales Charges

This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Fund and ways to qualify for reduced sales charges. The Class I shares of the Fund have no sales charges or distribution/service fees and, generally, have lower annual expenses than Class A shares.

	Class A	Class I
Sales Charge (Load)	Maximum sales charge of 3.75%. See Schedule below. CDSC of 1.00% on purchases of $1 million or more for redemptions within 12 months of purchase.	No sales charge

Distribution and Service (12b-1) Fee	0.25%[1]	None

1

Under the 12b-1 plan, Class A is authorized to pay expenses directly or reimburse the Distributor for costs and expenses incurred in connection with distribution and marketing of Fund shares subject to a maximum annual limit of up to 0.50% of average daily net assets attributable to Class A shares of the Fund. Currently, the Board of Trustees has approved an annual limit of 0.25% for Class A shares.

The class of shares that is better for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Your financial advisor can help you decide which class of shares is more appropriate for you.

Front-End Sales Charges. Front-end sales charges are imposed on sales of Class A shares of the Fund at the rates listed in the table below. The sales charge decreases with larger purchases. For example, if you invest more than $100,000, or if your cumulative purchases or the value on your account is more than $100,000, then the sales charge is reduced. (See “Reducing the Initial Sales Charge on Purchases of Class A Shares” below.) These sales charges will be waived for purchases (i) in accounts invested through wrap programs in which the Fund participates, (ii) through “one-stop” mutual fund networks, (iii) through trust companies and banks acting in a fiduciary, advisory, agency, custodial or similar capacity, or (iv) through group retirement plans. The amount paid for an investment, known as the “offering price,” includes any applicable front-end sales charges. There is no sales charge on reinvested dividends and distributions. Also shown in the table is the portion of the front-end sales charge that is paid to dealers, expressed as a percentage of the offering price of the Fund’s shares.

	Sales Charges as a Percentage of		Dealer Concession as a Percentage of Offering Price
For Purchases:	Offering Price	Net Amount Invested
Less than $100,000	3.75%	3.90%	3.00%
$100,000 — $249,999.99	3.50%	3.63%	2.75%
$250,000 — $499,999.99	2.50%	2.56%	2.00%
$500,000 — $749,999.99	2.00%	2.04%	1.60%
$750,000 — $999,999.99	1.50%	1.52%	1.20%
$1,000,000 and over	0.00%*	0.00%	0.00%**

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Shareholder Information

*	A 1.00% CDSC is imposed on redemptions made within 12 months of a purchase of $1 million or more on which no front-end sales charge was paid. See “Contingent Deferred Sales Charge” below.

**	The Distributor may pay dealers up to 1.00% on investments made in Class A shares with no initial sales charge.

Reducing the Initial Sales Charge on Purchases of Class A Shares

Combining Accounts of Family Members. You may combine accounts in Class A shares of the Fund with Class A shares of the RBC Mid Cap Value Fund, the RBC SMID Cap Growth Fund, the RBC Enterprise Fund, the RBC Small Cap Core Fund and the RBC Microcap Value Fund offered in a separate prospectus in order to qualify for a reduced sales charge (load). The following types of accounts in the Fund may be aggregated for purposes of reducing the initial sales charge:

•	Accounts owned by you and your immediate family (your spouse and your children under 21 years of age)

•	Trust accounts established by you or your immediate family

You need to provide your financial advisor with the information as to which of your accounts qualify as family accounts and this information should be included with your account application.

Letter of Intent. By signing a Letter of Intent (LOI) you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of the Fund. Any shares purchased within 90 days prior to the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 3.75% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

If you establish an LOI with the Fund you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.

Rights of Accumulation. You may combine your new purchase of Class A shares with shares of currently owned holdings in Class A shares of the Fund for the purpose of qualifying for the lower sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current value based on NAV of all other Class A shares you own. You may need to provide your financial advisor with account statements or other information to demonstrate that you qualify for a sales charge reduction.

PLEASE BE ADVISED THAT TO RECEIVE A REDUCTION IN THE INITIAL SALES CHARGE OF YOUR PURCHASES OF CLASS A SHARES OF THE FUND, YOU MUST NOTIFY YOUR FINANCIAL ADVISOR AT THE TIME YOU PURCHASE YOUR SHARES THAT YOU QUALIFY FOR SUCH A REDUCTION. IF YOU DO NOT NOTIFY YOUR FINANCIAL ADVISOR THAT YOU MAY BE ELIGIBLE FOR A SALES CHARGE REDUCTION, YOU MAY NOT RECEIVE A REDUCTION TO WHICH YOU ARE OTHERWISE ENTITLED.

Contingent Deferred Sales Charges. For Class A shares, a 1.00% CDSC is imposed on redemptions made within 12 months of a purchase of $1 million or more of Class A shares on which no front-end sales charge was paid. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a CDSC. For

29

Shareholder Information

purposes of determining the CDSC, if you sell only some of your shares, shares that are not subject to any CDSC will be sold first, followed by shares that you have owned the longest. The CDSC is based on the initial offering price or the current sales price of the shares, whichever is less.

Waiving Contingent Deferred Sales Charges. The contingent deferred sales charge on Class A shares may be waived in the following cases:

•	Redemptions due to death or disability of the shareholder.

•	Redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary.

•

Permitted exchanges of shares between funds. However, if shares acquired in the exchange are subsequently redeemed within the period during which a contingent deferred sales charge would have applied to the initial shares purchased, the contingent deferred sales charge will not be waived.

The contingent deferred sales charge on Class A shares may also be waived for redemptions through a systematic withdrawal plan if such transactions do not exceed 12% of the value of an account annually.

The Fund does not provide additional information on sales charges on its website because the information is contained in the prospectus, which is available on the Fund’s website at www.rbcgam.us.

Distribution and Service (12b-1) Fees

The Fund has adopted a plan under Rule 12b-1. 12b-1 fees paid pursuant to the plan compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund’s shares and/or for providing shareholder services. Because 12b-1 fees are paid from Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the 12b-1 plan, Class A is authorized to pay directly or reimburse the Distributor in connection with distribution and marketing Fund shares subject to an annual limit of up to 0.50% of average daily net assets attributable to Class A shares of the Fund. Up to 0.25% of this fee may be used for shareholder servicing. Currently, the Board of Trustees has approved an annual limit of 0.25% for Class A shares.

Dividends, Distributions and Taxes

Dividends and Distributions. The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare dividends daily and distribute all of its net investment income, if any, to shareholders as dividends monthly. The Fund will distribute net realized capital gains, if any, at least annually. Dividends will also be paid at any time during the month upon total redemption of shares in an account. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.

Annual Statements. Each year, the Fund will send you annual statements (Forms 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in October, November, or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statements, the Fund makes every effort to reduce the number of corrected forms mailed to you. However, if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any

30

Shareholder Information

covered shares sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid “Buying a Dividend.” At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Tax Considerations. The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. For taxable years beginning before January 1, 2013, unless such provision is extended, possibly retroactively to January 1, 2013, or made permanent, a portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met. Because the income of the Fund is primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by the Fund is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.

Sale or Redemption of Fund Shares. You will recognize taxable gain or loss on a sale, exchange or redemption of your shares in a Fund based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over one year at the time you sell or exchange them. Beginning with the 2012 calendar year, the Fund will be required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis for shares purchased or acquired on or after January 1, 2012 (“covered shares”). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.

Medicare Tax. For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Backup Withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid (for distributions and proceeds paid on or after January 1, 2013, the rate is scheduled to rise to 31% unless the 28% rate is extended, possibly retroactively to January 1, 2013, or made permanent).

State and Local Taxes. Fund distributions and gains from the sale or exchange of your Fund shares also may be subject to state, local and foreign taxes.

31

Shareholder Information

This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Organizational Structure

RBC Funds Trust, formerly known as Tamarack Funds Trust, was organized as a Delaware statutory trust on December 16, 2003. Overall responsibility for the management of RBC Funds Trust is vested in its Board of Trustees. At its inception in 1998, the Access Capital Strategies Community Investment Fund, the Fund’s predecessor, elected status as a business development company under the 1940 Act, but withdrew its election on May 30, 2006, and registered as a continuously offered, closed-end interval management company under the 1940 Act. The predecessor fund was reorganized into a series of the RBC Funds Trust, a registered open-end management company under the 1940 Act, effective July 28, 2008. Throughout this prospectus, where appropriate in light of the context, the term “Fund” includes the predecessor fund.

32

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years of the Fund’s operations. Certain information reflects financial results for a single Fund share. From its inception until May 30, 2006, the Fund elected status as a business development company, and filed its financial reports on Forms 10-Q and 10-K. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial information has been audited by Deloitte & Touche LLP, whose Report of the Independent Registered Public Accounting Firm, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available at www.rbcgam.us or by calling 1-800-422-2766.

Access Capital Community Investment Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Asset Value, End of Period
Class A
Year Ended September 30, 2012	$9.75	0.37	0.05	0.42	(0.40)	$9.77
Year Ended September 30, 2011	9.81	0.43	(0.05)	0.38	(0.44)	9.75
Year Ended September 30, 2010	9.80	0.46	0.02	0.48	(0.47)	9.81
Period Ended September 30, 2009(b)	9.47	0.31	0.34	0.65	(0.32)	9.80

Class I(c)
Year Ended September 30, 2012	$9.74	0.40	0.04	0.44	(0.42)	$9.76
Year Ended September 30, 2011	9.80	0.45	(0.05)	0.40	(0.46)	9.74
Year Ended September 30, 2010	9.79	0.49	0.02	0.51	(0.50)	9.80
Year Ended September 30, 2009	9.41	0.50	0.38	0.88	(0.50)	9.79
Period Ended September 30, 2008(d)	9.48	0.16	(0.07)	0.09	(0.16)	9.41
Year Ended May 31, 2008	9.46	0.46	0.02	0.48	(0.46)	9.48

(a)	Per share net investment income has been calculated using the average daily shares method.
(b)	For the period January 29, 2009 (commencement of operations) to September 30, 2009.
(c)	The existing share class was renamed Class I Shares with the commencement of Class A Shares on January 29, 2009.
(d)	Effective September 30, 2008, the Fund’s fiscal year end changed from May 31 to September 30.

33

Financial Highlights

Access Capital Community Investment Fund

		Ratios to Average Net Assets(a)					Ratios to Average Net Assets Plus Average Borrowings(a)(b)					Supplemental Data
	Total Return(c)	Total Expenses Net of Reimbursement and Excluding Interest Expense		Total Expenses Excluding Interest Expense	Net Expenses	Net Investment Income	Total Expenses Net of Reimbursement and Excluding Interest Expense and Investment Structuring Fees		Total Expenses Excluding Interest Expense	Net Expenses	Net Investment Income	Net Assets, End of Period (000’s)	Portfolio Turnover Rate
Class A
Year Ended September 30, 2012(d)	4.35%	0.94%		0.94%	1.03%	3.80%	0.76%		0.76%	0.83%	3.07%	$14,458	20%
Year Ended September 30, 2011(d)	3.98%	0.96%		0.96%	1.03%	4.40%	0.77%		0.77%	0.82%	3.51%	8,212	17%
Year Ended September 30, 2010(d)	5.02%	0.97%		0.97%	1.04%	4.67%	0.78%		0.78%	0.84%	3.76%	12,141	9%
Period Ended September 30, 2009(d)	7.11%	1.00%		1.25%	1.11%	4.77%	0.81%		1.02%	0.90%	3.89%	8,662	10%

Class I
Year Ended September 30, 2012(d)	4.62%	0.70%		0.70%	0.78%	4.12%	0.56%		0.56%	0.63%	3.31%	$576,183	20%
Year Ended September 30, 2011(d)	4.23%	0.72%		0.72%	0.79%	4.66%	0.57%		0.57%	0.62%	3.69%	537,319	17%
Year Ended September 30, 2010(d)	5.28%	0.72%		0.72%	0.79%	4.94%	0.58%		0.58%	0.64%	3.98%	536,198	9%
Year Ended September 30, 2009(d)	9.59%	0.74%		0.74%	1.06%	5.16%	0.59%		0.59%	0.85%	4.12%	561,148	10%
Period Ended September 30, 2008	1.02%	0.86%		0.86%	1.61%	5.17%	0.67%		0.67%	1.25%	4.00%	543,404	1%
Year Ended May 31, 2008	5.19%	0.93	%(e)	0.93%	1.99%	4.83%	0.75	%(e)	0.75%	1.60%	3.88%	513,723	19%

(a)	Annualized for those periods that are less than one year.
(b)	These ratios are calculated based upon the average net assets plus average borrowings.
(c)	Total investment returns exclude the effect of sales charge.
(d)

Total expenses of the Fund for the period ended September 30, 2009 is 1.36% and 1.09% for the Class A and Class I shares, respectively. Total expenses for all other periods would be the same as shown in the financial highlights as net expenses because there were no fee waivers during these periods.

(e)

To the extent that the Fund’s operating expenses (exclusive of management fees, distribution fees and interest expense) were less than 0.25% of the Fund’s monthly average net assets, the Fund repaid the Fund’s investment adviser and sub-adviser for operating expenses previously borne or reimbursed.

34

Privacy Policy

RBC Funds
Notice of Privacy Policy & Practices

The RBC Funds recognize and respect the privacy concerns and expectations of our customers, including individuals who provide their nonpublic personal information to the RBC Funds but do not invest in the Funds’ shares.

We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the RBC Funds.

Collection of Customer Information	We collect nonpublic personal information about our customers from the following sources:
• Account Applications and Other Forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

• Account History, including information about the transactions and balances in a customer’s accounts; and

• Correspondence, written, telephonic or electronic between a customer and the Fund or service providers to the RBC Funds.

Disclosure of Customer Information	We may disclose all of the information described above to certain third parties who are not affiliated with the Fund under one or more of these circumstances:

• As Authorized — if you request or authorize the disclosure of the information.

•  As Permitted by Law — for example, sharing information with companies who maintain or service customer accounts for the RBC Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

• Under Joint Agreements — we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Security, Safeguarding and Destruction of Customer Information and Reports	We require service providers to the RBC Funds:
• To maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of, the RBC Funds;

• To maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the RBC Funds;

• To maintain physical, electronic and procedural safeguards for the proper disposal of consumer report information, as defined in Rule 30(b)(1)(ii) of Regulation S-P.

Delegation

The RBC Funds have delegated the responsibility to implement appropriate written procedures for such safeguarding and disposal of consumer report information and records to the Funds’ transfer agent and/or any other service provider who may come into possession of such information.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the RBC Funds.

35

For more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports (Reports):

The Fund’s annual and semi-annual reports to shareholders contain additional information on the Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

You can get free copies of the reports and the SAI, or request other information and discuss your questions about the Fund by contacting a broker that sells the Fund, or contacting the Fund at:

Access Capital Community Investment Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone: 1-800-422-2766

You may also visit the Fund’s website at www.rbcgam.us for a free copy of the Fund’s Prospectus, SAI or annual or semi-annual report.

Information from the Securities and Exchange Commission:

You can review and obtain copies of Fund documents from the SEC as follows:

In person:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-551-8090.)

By mail:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-1520
(The SEC charges a fee to copy any documents.)

On the EDGAR database via the Internet:

www.sec.gov

By electronic request:

publicinfo@sec.gov

(The SEC charges a fee to copy any documents.)

Investment Company Act File No. 811-21475.

RBC AC PROSP 11/12

RBC FUNDS TRUST
100 SOUTH FIFTH STREET, SUITE 2300
MINNEAPOLIS, MINNESOTA 55402

GENERAL AND ACCOUNT INFORMATION
(800) 422-2766

STATEMENT OF ADDITIONAL INFORMATION

November 27, 2012

For each of the following Funds:

RBC Mid Cap Value Fund	RBC Small Cap Core Fund
Class I: RBMVX	Class A: TEEAX
Class I: RCSIX
RBC SMID Cap Growth Fund
Class A: TMCAX	RBC Microcap Value Fund
Class I: TMCIX	Class A: TMVAX
Class I: RMVIX
RBC Enterprise Fund
Class A: TETAX	Access Capital Community Investment Fund
Class I: TETIX	Class A: ACASX
Class I: ACCSX

This Statement of Additional Information (“SAI”) describes the Equity Funds (RBC Mid Cap Value Fund, RBC SMID Cap Growth Fund, RBC Enterprise Fund, RBC Small Cap Core Fund and RBC Microcap Value Fund) and the Access Capital Community Investment Fund (the “Access Fund”) (each a “Fund”) of RBC Funds Trust (the “Trust”) advised by RBC Global Asset Management (U.S.) Inc. (the “Advisor”).

Each Fund has a distinct investment objective and policies. Shares of the Funds are sold to the public by Quasar Distributors, LLC (the “Distributor”) and are sold as investment vehicles for individuals, institutions, corporations and fiduciaries, including customers of the Advisor or its affiliates.

The Trust is offering an indefinite number of shares of each class of shares offered by the particular Fund. See “Additional Purchase and Redemption Information” and “Other Information — Capitalization” below.

This SAI is not a prospectus and is authorized for distribution only when preceded or accompanied by the prospectus for the Equity Funds or the prospectus for the Access Fund, each dated November 27, 2012 (individually or collectively, the “Prospectus”), as applicable. This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The financial statements and related reports of the independent registered public accounting firm in each Fund’s Annual Report for the most recent fiscal year are incorporated by reference into this SAI. Copies of the Annual Reports and the Prospectus are available without charge, and may be obtained by writing or calling the Funds at the address or telephone number printed above, or on the Funds’ website at www.rbcgam.us.

2

INVESTMENT POLICIES

The investment objective and principal investment strategies of each Fund are set forth in that Fund’s Prospectus. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies. With the exception of the RBC Mid Cap Value Fund, the investment objective of each Fund is a fundamental policy of the Fund and may not be changed without the approval of the Fund’s shareholders. The investment objective of the RBC Mid Cap Value Fund is not fundamental and may, therefore, be changed by the Board of Trustees without shareholder approval. Unless otherwise indicated, each investment policy and practice applies to all Funds.

DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES

BANK AND SAVINGS AND LOAN OBLIGATIONS (EQUITY FUNDS). These obligations include negotiable certificates of deposit, bank notes and bankers’ acceptances. The Funds may also invest in dollar-denominated certificates of deposit, time deposits, or other obligations issued by foreign branches of U.S. banks or by foreign banks located abroad. The Funds limit their bank investments to dollar-denominated obligations of U.S. or foreign banks which have more than $1 billion in total assets at the time of investment and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or whose deposits are insured by the Federal Deposit Insurance Corporation. Savings and loan investments are limited to obligations issued by entities with assets in excess of $1 billion, are regulated by the Office of the Comptroller of the Currency and are insured by the Federal Deposit Insurance Corporation. Certificates of deposit and bank notes are short-term, interest-bearing negotiable certificates issued by a commercial bank against funds deposited in the bank. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.

CASH MANAGEMENT (ALL FUNDS). The Funds may invest a portion of their assets in cash or high-quality, short-term debt obligations readily convertible into cash. Such high quality, short-term obligations include: money market securities, money market mutual funds, commercial paper, bank certificates of deposit, and repurchase agreements collateralized by government securities. These investments may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses, or they may be used while a Fund looks for suitable investment opportunities. There may also be times when a Fund (other than the Access Fund) attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in these types of investments for temporary defensive purposes. During these times, the Fund may not be able to pursue its primary investment objective and, instead, will focus on preserving its assets.

In pursuing cash management strategies, the Funds will apply the following criteria to their investments:

(1)

Certificates of deposit, bankers’ acceptances and other short-term obligations must be issued domestically by United States commercial banks having assets of at least $1 billion, which are members of the Federal Deposit Insurance Corporation or holding companies of such banks;

(2)

Commercial paper will be limited to companies rated P-2 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or A-2 or higher by Standard & Poor’s Financial Services LLC (“S&P”), (unless a higher rating is specified in the Prospectus, in which case the higher rating applies) or if not rated by either Moody’s or S&P, a company’s commercial paper may be purchased if the company has an outstanding bond issue rated A or higher by Moody’s or A or higher by S&P or, if unrated, is deemed to be of comparable quality by the Advisor (unless a higher rating is specified in the prospectus, in which case the higher rating applies);

(3)

The Funds will purchase only negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion, which are regulated by the office of the Comptroller of the Currency and insured by the Federal Savings and Loan Insurance Corporation.

The securities used for cash management can go down in value. The market value of debt securities generally varies in response to changes in interest rates. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of these securities generally declines. These changes in market value will be reflected in a Fund’s net asset value.

COMMERCIAL PAPER (ALL FUNDS). The term commercial paper generally refers to short-term unsecured promissory notes. Commercial paper may be issued by both foreign and domestic entities, which may include bank holding companies, corporations, special purpose corporations, financial institutions, and at times government agencies and financial instrumentalities. Investments in commercial paper may be in the form of discounted securities, be issued at par, may be variable rate demand notes and variable rate master demand notes, all with stated or anticipated maturities within 397 days. Commercial paper may be issued as taxable or tax exempt securities. All commercial paper purchased by a Fund must meet minimum rating criteria for that Fund.

3

CONVERTIBLE SECURITIES (EQUITY FUNDS EXCEPT RBC SMID CAP GROWTH FUND). Convertible securities give the holder the right to exchange the security for a specific number of shares of common stock, and entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities include convertible preferred stocks, convertible bonds, notes and debentures, and other securities. Convertible securities typically involve less credit risk than common stock of the same issuer because convertible securities are “senior” to common stock — i.e., they have a prior claim against the issuer’s assets. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but pay lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

Investments in convertible bonds may, in addition to normal bond risks and fluctuations, be subject to fluctuations in response to numerous factors, including but not limited to, variations in the periodic operating results of the issuer, changes in investor perceptions of the issuer, the depth and liquidity of the market for convertible bonds and changes in actual or forecasted global or regional economic conditions. In addition, the global bond markets have from time to time experienced extreme price and volume fluctuations. Any such broad market fluctuations may adversely affect the trading price of convertible bonds. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

CORPORATE DEBT SECURITIES (ALL FUNDS). The Funds may invest in corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the applicable rating criteria established for each Fund. The Funds may also invest in hybrid corporate debt, including Tier I and Tier II bank capital securities and bank trust preferred securities.

Corporate debt securities are taxable debt obligations issued by corporations, are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a debt security generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.

After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Advisor will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody’s, S&P or another rating agency change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

CREDIT ENHANCEMENT (ACCESS FUND). Most of the Fund’s investments will have one or more forms of credit enhancement. An investor (e.g., the Fund) in a credit enhanced debt instrument typically relies upon the credit rating of the credit enhancer to evaluate an issue’s credit quality and appropriate pricing level. In the case of the Fund, these credit enhancers will include Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), and Government National Mortgage Association (“Ginnie Mae”), as well as Federal Housing Administration (“FHA”) and other government sponsored enterprises (“GSEs”).

If an underlying loan defaults on a Fund investment that has credit enhancement, funds received from the credit enhancer to meet the financial obligation will result in principal prepayment. Such an event may require the Advisor to arrange for another investment as a replacement in the Fund’s portfolio. There can be no assurance that the Advisor would be able to arrange an alternative investment with comparable returns and/or terms to the prepaid investment, or that the process of arranging such alternative investment would not add to the costs of managing the Fund.

The Fund may invest more than 25% of its assets in securities for which a single credit enhancer provides enhancement. There can be no assurance that one or more of the credit enhancers will not cease to exist or sustain substantial changes to their mandate, or that the credit rating of a public or private entity used as a credit enhancer on a Fund investment will remain unchanged over the period of the Fund’s ownership of that investment. The Fund is not obligated to sell an investment that has experienced a credit downgrade. Obligations of U.S. Government agencies, authorities, instrumentalities and GSEs (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the issuers of some of these securities may greatly exceed their current resources and no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

DERIVATIVES (ALL FUNDS EXCEPT RBC SMID CAP GROWTH FUND). A derivative is a financial instrument which has a value that is based on (“derived from”) the value of one or more other assets, such as securities, currencies or commodities. Derivatives include forwards, options, futures, options on futures, and swap agreements (see additional disclosure below.) The risks

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associated with the use of derivatives are different from, and may be greater than, the risks associated with investing in the underlying asset, index or security on which the derivative is based. Derivatives are highly specialized instruments that require investment and analysis techniques different from those associated with standard bond and equity securities. Using derivatives requires an understanding not only of the underlying asset, index or interest rate, but of the derivative instrument itself, without the benefit of observing the performance of the derivative under all potential market conditions. The Funds, as described in more detail below, may invest in various types of derivatives for the purpose of risk management, seeking to reduce transaction costs, or otherwise seeking to add value to an individual portfolio when a derivative instrument is more favorably priced relative to the underlying security. However, there is no guarantee that a particular derivative strategy will meet these objectives. The Funds will not use derivatives solely for speculative purposes. The Access Fund is permitted to use derivatives only for hedging purposes.

In addition to the risks associated with specific types of derivatives as described below, derivatives may be subject to the following risks: 1) Counterparty risk: the risk of loss due to the failure of the other party to the contract to make required payments or otherwise comply with contract terms; 2) Liquidity risk: the risk that a portfolio may not be able to purchase or sell a derivative at the most advantageous time or price due to difficulty in finding a buyer or seller; or 3) Pricing or Valuation risk: the risk that a derivative may not be correctly priced within a portfolio due to the fluctuating nature of the underlying asset, index or rate. There is also the risk that the fluctuations in value of a derivative will not correlate perfectly with that of the underlying asset, index or rate. Finally, the decision to purchase or sell a derivative depends in part upon the ability of the Advisor to forecast certain economic trends, such as interest rates. If the Advisor incorrectly forecasts these trends, or in the event of unanticipated market movement, there is a risk of loss to the portfolio upon liquidation of the derivative.

The U.S. Securities and Exchange Commission (“SEC”) takes the position that transactions that are functionally similar to borrowings or that create leveraged exposures can be viewed as issuances of “senior securities” by a Fund. To prevent such transactions being viewed as “senior securities” subject to the Investment Company Act of 1940, as amended (the “1940 Act”), prohibition, a Fund may (1) maintain an offsetting investment; (2) segregate liquid assets equal to the value of the Fund’s potential exposure under the leveraged transactions; or (3) maintain other “cover” for the transaction as permitted by SEC guidance. In many cases, a Fund is required to cover its open position by maintaining segregated liquid assets equal to the derivative contract’s full, notional value. The Funds reserve the right to modify their asset segregation policies in the future to comply in the positions from time to time articulated by the SEC or its staff regarding asset segregation. However, with respect to certain instruments that are contractually required to “cash-settle,” a Fund is permitted to maintain a “cover” in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability if any) rather than the notional value. By earmarking assets equal to only its net obligation under cash-settled contracts, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to earmark assets equal to the full notional value of such contracts. Fund transactions subject to the “senior security” prohibition are marked-to-market daily to assure that liquid assets equal to the potential exposure created by these transactions are maintained. These “cover” requirements may require that securities be sold or purchased in adverse market conditions. Further, maintaining segregated assets to cover “senior securities” transactions may result in such securities being unavailable for other investment purposes or to satisfy redemptions.

Futures. The Funds may enter into futures contracts, which are contracts between two parties for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges. Futures contracts may be based on various securities, securities indexes, interest rates, foreign currencies and other financial instruments and indexes. A Fund may not invest more than 15% of its net assets in premiums and margins on options and futures.

A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. Each Fund may engage in such futures transactions in an effort to hedge against market risks and to manage its cash position, but not for leveraging purposes. This investment technique is designed primarily to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which these Funds hold or intend to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it affects anticipated purchases.

From time to time, the Advisor may seek to maintain an overall average dollar-weighted portfolio duration for the Access Fund that is within certain percentage ranges above or below a selected benchmark index. The duration of a bond is a measure of the approximate price sensitivity to changes in interest rates, and is expressed in years. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. In computing portfolio duration, the Advisor will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. The Access Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities. The Advisor may use interest rate futures contracts, options on futures contracts and swaps to manage the Access Fund’s target duration. The Access Fund’s investments in such derivative instruments can be significant. These

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transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Access Fund’s investments in bonds and other securities. Short-term and long-term realized capital gains distributions paid by a Fund are taxable to its shareholders.

While futures contracts provide for the delivery of securities, deliveries usually do not occur. Futures contracts can be terminated by entering into offsetting transactions. In addition, a Fund may invest in futures contracts that are contractually required to be “cash-settled,” rather than requiring the delivery of the securities. The Fund will cover its obligations under the futures transactions in which it participates by either (i) holding offsetting positions that appropriately equal the daily market value of the Fund’s position in the futures contract (less the initial margin and any variation margins deposited with a futures commission merchant); or (ii) accruing such amounts on a daily basis and maintaining segregated assets to cover the futures contract. With respect to a futures contract that is not contractually required to “cash-settle,” a Fund must cover its open position by maintaining segregated assets equal to the contract’s full, notional value. However, the Fund may net non-cash settled futures contracts if the futures have the same expiration date and underlying instruments. With respect to a futures contract that is contractually required to “cash-settle” the Fund is permitted to maintain segregated assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled future contracts a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Options. A Fund may write (or sell) put and call options on the securities that the Fund is authorized to buy or already holds in its portfolio. A Fund may also purchase put and call options. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed-upon exercise (or “strike”) price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. A Fund may not invest more than 15% of its net assets in premiums and margins on options and futures.

A Fund may sell “covered” put and call options as a means of hedging the price risk of securities in the Fund’s portfolio. The sale of a call option against an amount of cash equal to the potential liability of a put constitutes a “covered put.” When a Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option will generally expire without being exercised and the Fund will realize as profit the premium paid for such option. When a call option of which a Fund is the writer is exercised, the option holder purchases the underlying security at the strike price and the Fund does not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities. At the time a Fund writes a put option or a call option on a security it does not hold in its portfolio in the amount required under the option, it will establish and maintain a segregated or earmarked account consisting solely of liquid assets equal to its liability under the option, in accordance with procedures approved by the Trust that are intended to address potential leveraging issues.

Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. This information is carefully monitored by the Advisor and verified in appropriate cases. All OTC derivative counterparties will be approved consistent with the Advisor’s policies and procedures. OTC options are subject to the Funds’ 15% limit on investments in securities which are illiquid or not readily marketable (see “Investment Restrictions”), provided that OTC option transactions by a Fund with a primary U.S. Government securities dealer which has given the Fund an absolute right to repurchase according to a “repurchase formula” will not be subject to such 15% limit.

It may be a Fund’s policy, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund’s interest to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying securities. A closing purchase transaction consists of a Fund purchasing an option having the same terms as the option sold by the Fund and has the effect of canceling the Fund’s position as a seller. The premium which a Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by a Fund are exercised and the Fund either delivers portfolio securities to the holder of a call option or liquidates securities in its portfolio as a source of funds to purchase securities put to the Fund, the Fund’s portfolio turnover rate may increase, resulting in a possible increase in short-term capital gains and a possible decrease in long-term capital gains.

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under

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the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, a Fund may be unable to close out a position. If a Fund cannot affect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even if it might otherwise be advantageous to do so.

Options on Futures Contracts. The Funds may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade and enter into related closing transactions to attempt to gain additional protection against the effects of interest rate, currency or equity market fluctuations. There can be no assurance that such closing transactions will be available at all times. In return for the premium paid, such an option gives the purchaser the right to assume a position in a futures contract at any time during the option period for a specified exercise price.

A Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, the sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract.

The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts. A Fund may purchase call options on futures contracts in anticipation of a market advance when it is not fully invested.

A Fund may write a call option on a futures contract in order to hedge against a decline in the prices of the index or debt securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, a Fund would pay more than the market price for the underlying securities or index units. The net cost to that Fund would be reduced, however, by the premium received on the sale of the put, less any transaction costs.

Risks of Futures and Related Options Investments. There are several risks associated with the use of futures contracts and options on futures contracts. While a Fund’s use of futures contracts and related options for hedging may protect the Fund against adverse movements in the general level of interest rates or securities prices, such transactions could also preclude the opportunity to benefit from favorable movement in the level of interest rates or securities prices. There can be no guarantee that the Advisor’s forecasts about market value, interest rates and other applicable factors will be correct or that there will be a correlation between price movements in the hedging vehicle and in the securities being hedged. The skills required to invest successfully in futures and options may differ from the skills required to manage other assets in a Fund’s portfolio. An incorrect forecast or imperfect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the Fund’s return might have been better had hedging not been attempted.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed. The potential risk of loss to a Fund from a futures transaction is unlimited.

A Fund will enter into only those futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or are quoted on an automated quotation system. Pursuant to claims for exemption filed with the Commodity Futures Trading Commission (“CFTC”) and/or the National Futures Association on behalf of the Funds, the Funds are not deemed to be a “commodity pool” and the Advisor is not deemed to be a “commodity pool operator” under the Commodity Exchange Act (“CEA”) and the Funds and the Advisor are not subject to registration or regulation as such under the CEA. However, the CFTC has recently adopted amendments to the exemptive rule under which the Funds and Advisor are not subject to registration or regulation under the CEA. Such amendments will not become effective until additional proposed rule amendments under the CEA are adopted, the timing of which is not yet known. When effective, such amendments may require the Funds to comply with regulatory obligations and restrictions under the CEA, which may affect a Fund’s expenses or its use of derivative instruments. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the

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exchange rate of the currency in which the transaction is denominated, or a Fund could incur losses as a result of changes in the exchange rate.

A Fund will incur brokerage fees in connection with its futures and options on futures transactions, and it will be required to segregate funds for the benefit of brokers as margin to guarantee performance of these contracts. In addition, while such contracts will be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while a Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for that Fund than if it had not entered into any such contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. A Fund may be required to segregate certain of its assets in respect of derivative transactions entered into by a Fund. As open-end investment companies, registered with the SEC, the Funds are subject to federal securities laws, including the 1940 Act, related rules and various SEC and SEC Staff positions. In accordance with these positions, with respect to certain kinds of derivatives, each Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC or Staff-approved measures while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled forwards or futures a Fund will have the ability to employ leverage to a greater extent than if the Fund was required to segregate assets equal to the full notional value of such contracts. The Funds reserve the right to modify their asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its Staff.

Foreign Currency Options (Equity Funds except RBC SMID Cap Growth Fund). Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Employing hedging strategies with options on currencies does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar. The Funds will not speculate in options on foreign currencies.

There is no assurance that a liquid secondary market will exist for any particular foreign currency option or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions, in particular options. If a Fund cannot close out an option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of underlying assets.

Forward Foreign Currency Exchange Contracts (Equity Funds except RBC SMID Cap Growth Fund). Each Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect the Funds against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

The precise matching of the value of forward contracts and the value of the securities involved will not generally be possible since the future value of the securities in currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Projection of short-term currency movements is extremely difficult, and the successful execution of a short-term hedging strategy is uncertain. There can be no assurance that new forward contracts or offsets will always be available to the Funds.

Swap Agreements (Access Fund). The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security indexes, specific securities and credit swaps. A swap agreement is an agreement between two parties (generally referred to as the counterparties) to exchange payments at specified dates calculated on a specific asset, interest rate, or index. The payments are based on the specific dollar amount (generally referred to as the notional amount), invested in the asset, interest rate, or index. Examples of some types of swap agreements in which the Fund may engage are interest rate swaps, index swaps and total return swaps. Generally swap agreements are structured so that the specified payments due from each counterparty are netted, with net payment being made only to the counterparty entitled to receive such payment.

As is the case with most investments, swap agreements are subject to market risk, and there can be no guarantee that the Advisor will correctly forecast the future movements of interest rates, indexes or other economic factors. The use of swaps requires an understanding of investment techniques, risk analysis and tax treatment different than those of the Fund’s underlying portfolio

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investments. Swap agreements may be subject to liquidity risk, when a particular contract is difficult to purchase or sell at the most advantageous time. Swap agreements may be subject to the Fund’s limitations on illiquid securities.

Swap agreements are also subject to pricing risk which can result in significant fluctuations in value relative to historical prices. Significant fluctuations in value may mean that it is not possible to initiate or liquidate a swap position in time to avoid a loss or take advantage of a specific market opportunity. Swaps are also subject to counterparty risk, which is the risk that the other party to the agreement will fail to make required payments at the specified time. The swap market is dominated by a small group of counterparties whose size and portfolio complexity may render meaningful credit evaluation difficult or impossible. The swap market is relatively new and is largely unregulated. It is possible that changes in the market, including potential government regulation, could adversely affect a Fund’s ability to terminate an existing swap agreement or affect the amount to be realized under an agreement.

EXCHANGE-TRADED NOTES (EQUITY FUNDS). Exchange-Traded Notes or “ETNs” are a type of debt security that trade on exchanges and promise a return linked to a market index or other benchmark. ETNs are unsecured debt obligations of the issuer—typically a bank or another financial institution. They differ from traditional bonds in certain ways. For example, unlike traditional bonds, ETNs typically do not pay any interest payments to investors. Instead, the issuer promises to pay the holder of the ETN an amount determined by the performance of the underlying index or benchmark on the ETN’s maturity date (typically 10, 30 or in some cases even 40 years from issuance), minus any specified fees. The performance of an ETN over long periods can differ significantly from the performance of the underlying index or benchmark. Some ETNs are callable at the issuer’s discretion. In addition, unlike traditional bonds, ETNs trade on exchanges throughout the day at prices determined by the market, similar to stocks or exchange-traded funds. But unlike exchange-traded funds, ETNs do not buy or hold assets to replicate or approximate the performance of the underlying index. The secondary market price of an ETN may differ significantly from its indicative value as calculated by the issuer.

The issuer of an ETN may engage in trading activity that is at odds with the interests of investors who hold the ETNs.

ETNs carry various risks, including credit risk, market risk and liquidity risk. The absence of an active secondary market for ETNs could make it difficult to dispose of the ETNs. Although ETNs are traded on an exchange, an active trading market may not develop. A Fund could suffer a loss if the issuer defaults on an ETN.

FOREIGN SECURITIES (EQUITY FUNDS). Investing in the securities of issuers in any foreign country, including American Depositary Receipts (“ADRs”), involves special risks and considerations not typically associated with investing in securities of U.S. issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. These special risks include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund’s objective may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy. Although a Fund may engage in forward foreign currency transactions and foreign currency options to protect its portfolio against fluctuations in currency exchange rates in relation to the U.S. dollar, there is no assurance that these techniques will be successful.

Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES (ALL FUNDS). A Fund may purchase when-issued securities and enter into contracts to purchase securities at a predetermined price or yield for settlement and delivery at a future date beyond the customary settlement period for that type of security. A Fund must maintain a segregated or earmarked account in an

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amount sufficient to meet its purchase commitments, in accordance with procedures approved by the Trust, or enter into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. No income accrues on securities purchased on a when-issued basis prior to the time delivery of the securities is made, although a Fund may earn interest on securities it has deposited in the segregated account because it does not pay for the when-issued securities until they are delivered. Investing in when-issued securities has the effect of (but is not the same as) leveraging a Fund’s assets. Although a Fund would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of actually acquiring securities, that Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. A Fund may realize short-term profits or losses upon such sales.

Obligations purchased on a when-issued basis or held in a Fund’s portfolio are subject to changes in market value based not only upon the public’s perception of the creditworthiness of the issuer but also upon changes in the level of interest rates.

In the absence of a change in credit characteristics, which, of course, will cause changes in value, the value of portfolio investments can be expected to decline in periods of rising interest rates and to increase in periods of declining interest rates.

When payment is made for when-issued securities, a Fund will meet its obligations from its then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would normally not expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s obligation). Sale of securities to meet these obligations would involve a greater potential for the realization of capital gains, which could cause the Funds to realize income not exempt from federal income taxation.

“To Be Announced” contracts or “TBA contracts” are forward contracts for the future purchase of “to be announced” debt obligations of the three U.S. government-sponsored agencies that issue or guarantee mortgage-backed securities. These bilateral contracts have two distinguishing features. First, the mortgage-backed securities to be bought or sold are not specified when the parties enter into the agreement. The parties agree on six general parameters of the debt obligations to be transferred: date, issuing agency, interest rate, maturity date, total face amount of the obligation and price. Then, immediately prior to the time of performance, the seller will specify how many and which securities will be used to satisfy the contract. Second, these contracts contemplate delayed delivery.

Forward contracts, including TBA contracts, and delayed-delivery transactions are subject to the risk that a counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or only limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed.

IDENTIFYING INVESTMENT OPPORTUNITIES (ACCESS FUND). Upon the choice of one or more Designated Target Regions, the Fund will begin the search and design process for the private placement debt securities to be created in the Designated Target Regions. First, the Fund will subject potential investments to the due diligence traditionally employed in evaluating private placement debt securities. Such securities will be purchased by the Fund only after the due diligence process has been satisfied. Second, the Fund will analyze potential investments to ensure that they represent a commitment of capital to community development activities serving low- and moderate-income individuals. Further, the Fund must have a reasonable level of confidence that the expected rate of return from the proposed investment will contribute to the Fund’s investment objective.

Investment opportunities will be brought to the Fund through a variety of channels. Prospective issuers of securities, including federal, state, and other public sector agencies, may contact the Fund with potential investment programs. Investment bankers or financial advisors may also work to develop debt securities for the Fund. Alternatively, the Fund may approach prospective issuers or investment banks with suggestions for debt securities that could be purchased by the Fund.

The second avenue for the creation of Fund investments is through identifying existing inventories of community investments that do not have access to capital markets investors. These inventories may be loans issued by financial institutions including non-bank lenders or other originators such as revolving loan funds, community development corporations (“CDCs”), community development financial institutions (“CDFIs”), and state or local economic development authorities. Community-based loan originators, traditional and non-traditional, are often constrained as to the amount of capital that may be allocated to the extension of new loans. These originators may be capable of using their skills and existing presence in the community to originate new loans but cannot do so due to scarcity of new loan capital. If the Fund can liquefy these inventories and turn the existing, seasoned loans into Fund investments, these originators could then re-lend in the community with the proceeds they receive from the sale of their loan portfolios. Increasing the velocity of capital emanating from community-based loan originators will help the Fund realize its financial and economic goals, which are identical to the Fund’s investment objective. The Advisor will seek assurances from the sellers that they will use the proceeds from existing loans sold to the Fund to make new loan capital available to the targeted communities.

There is no assurance that there will be a sufficient number of attractive potential investments available to the Fund. While the Fund believes it offers a unique investment vehicle at this time, in some instances, particularly with housing-related investments, it is

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possible that there will be competition from other investors seeking to invest in the same types of securities, including those for which there may be a limited supply (e.g., privately placed debt securities in the same Designated Target Regions in which the Fund invests).

Such other investors may have greater resources than the Fund. Furthermore, the Fund’s need to comply with provisions of the 1940 Act and provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) might restrict the Fund’s flexibility as compared to that of its competitors. The need to compete for investment opportunities may make it necessary for the Fund to offer more attractive transaction terms than otherwise might be the case.

ILLIQUID AND RESTRICTED SECURITIES (ALL FUNDS). Each Fund may invest up to 15% of its net assets in illiquid securities, defined as securities that it cannot sell or dispose of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the investment. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable-amount master demand notes that cannot be called within seven days, certain insurance funding agreements, certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Funds. The continued viability of a market is dependent upon the willingness of market participants to purchase such securities. Securities that are liquid may become illiquid.

Restricted securities are subject to legal restrictions on resale. Each Fund may also, when consistent with its investment objective and policies, purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). These securities will not be considered illiquid so long as a Fund determines, under guidelines approved by the Board of Trustees, that an adequate trading market exists. The practice of investing in Rule 144A Securities could increase the level of a Fund’s illiquidity during any period that qualified buyers become uninterested in purchasing these securities.

INVESTMENT COMPANIES (ALL FUNDS). Each Fund may purchase securities issued by other investment companies. Each Fund will limit its investments in accordance with restrictions imposed by the 1940 Act so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the Funds; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Funds. These restrictions do not apply to investments by the Funds in investment companies that are money market mutual funds to the extent that those investments are made in accordance with applicable exemptive rules or other authority.

As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Funds and, therefore, will be borne indirectly by shareholders.

A Fund’s investments in investment companies may include various exchange-traded funds (“ETFs”), subject to the Fund’s investment objective, policies, and strategies as described in the Prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Fund can generate brokerage expenses.

INITIAL PUBLIC OFFERINGS (RBC SMID CAP GROWTH, RBC ENTERPRISE and RBC SMALL CAP CORE FUNDS). Although these Funds generally do not invest in initial public offerings (“IPOs”), in the event that they do, because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund’s portfolio and may lead to increases in Fund expenses, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains that it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocations of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. There is a risk that a Fund’s IPO holdings can be affected by substantial

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dilution in value, due to sales of additional shares by the IPO issuer and due to possible concentration of control in existing management and principal shareholders.

LEGISLATION AND REGULATION (ACCESS FUND). Many aspects of the Fund’s investment objective are directly affected by the Community Reinvestment Act of 1977 (the “CRA”), and related national and local legal and regulatory environments. Changes in laws, regulations, or the interpretation of regulations could all pose risks to the successful realization of the Fund’s investment objective. It is not known what changes, if any, may be made to the CRA in the future and what impact these changes could have on regulators or the various states that have their own versions of the CRA. Changes in the CRA might affect Fund operations and might pose a risk to the successful realization of the Fund’s investment objective. In particular, repeal of the CRA would significantly reduce the attractiveness of Fund ownership for regulated investors. There is no guarantee that an investor will receive CRA credit for is investment in the Fund. If CRA credit is not given, there is a risk that an investor may not fulfill its CRA obligations.

LEVERAGE (ACCESS FUND). The Fund may borrow money from banks and may also enter into reverse repurchase agreements to obtain additional funds to make investments. Typically the Fund borrows to satisfy shareholder redemptions, if necessary, but it also is authorized to borrow to finance additional investments. The Fund will borrow to finance additional investments only when the Advisor believes that the potential return on such additional investments will exceed the costs incurred in connection with the borrowing. A decision by the Advisor to cause the Fund to borrow additional funds will increase the amount of the management fee, which creates a potential conflict of interest.

Engaging in borrowings or entering into reverse repurchase agreements may be deemed to create leverage. The use of leverage increases investment risk. Although leverage can enhance return on invested capital, if the return on the investments purchased with borrowed funds fails to cover the fixed cost of the borrowings, or if the return is negative, the value of the Fund’s net assets will decline more rapidly than would be the case in the absence of leverage. For this reason, leverage increases investment risk and is considered a speculative investment technique. The Fund expects to be required to pledge portfolio assets as collateral for its borrowings. If the Fund is unable to service the borrowings, the Fund may risk the loss of such pledged assets. In addition, if the interest rates on floating or variable rate borrowings increase at a time when the Fund holds fixed-rate securities or the Fund holds variable rate securities whose interest rates do not increase as much as the rate on the Fund’s borrowings, the Fund’s income and yield will be adversely affected. Lenders also may require that the Fund agree to loan covenants that could restrict its investment flexibility in the future (e.g., by limiting the Fund’s ability to incur additional debt), and loan agreements may provide for acceleration of the maturity of the indebtedness if certain financial tests are not met. The Fund may be required to dispose of or seek prepayment of assets at a time it would otherwise not do so to repay indebtedness in a timely fashion. The Board of Trustees monitors the use of leverage. The range of leverage for the Fund and its predecessor from 1998 through 2012 has been between 0% and 25%.

Even though mutual funds generally may borrow money from banks in amounts up to 1/3 of the value of their total assets, less all liabilities and indebtedness not represented by senior securities, the Fund has adopted a fundamental policy to borrow money only in amounts up to 25% of the Fund’s average gross assets less accrued liabilities, other than indebtedness for borrowing.

MORTGAGE-RELATED SECURITIES (ACCESS FUND). Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include pass-through securities and Collateralized Mortgage Obligations (“CMOs”). These securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, or private issuers, including commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (such as securities guaranteed by Ginnie Mae; or guaranteed by agencies or instrumentalities of the U.S. Government (such as securities guaranteed by Fannie Mae or Freddie Mac, which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Mortgage pass-through securities issued by private issuers may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit issued by governmental entities, private insurers or the mortgage poolers.

Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the “PSA”) has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate (the “CPR”), or other similar models that are standard in the industry will be used by the Fund in calculating maturity for purposes of its investment in mortgage-related securities. Upward trends in interest rates tend to lengthen

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the average life of mortgage-related securities and also cause the value of outstanding securities to drop. Thus, during periods of rising interest rates, the value of these securities held by the Fund would tend to drop and the portfolio-weighted average life of such securities held by the Fund may tend to lengthen due to this effect. Longer-term securities tend to experience more price volatility. Under these circumstances, the Fund may, but is not required to, sell securities in part in order to maintain an appropriate portfolio-weighted average life.

The Fund may also invest in investment grade CMOs which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. CMOs may be issued by government and non-governmental entities. Some CMOs are debt obligations of Freddie Mac issued in multiple classes with different maturity dates secured by the pledge of a pool of conventional mortgages purchased by Freddie Mac. Other types of CMOs are issued by corporate issuers in several series, with the proceeds used to purchase mortgages or mortgage pass-through certificates. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. To the extent a particular CMO is issued by an investment company, the Fund’s ability to invest in such CMOs will be limited. See “Investment Restrictions.”

Assumptions generally accepted by the industry concerning the probability of early payment may be used in the calculation of maturities for debt securities that contain put or call provisions, sometimes resulting in a calculated maturity different from the stated maturity of the security.

It is anticipated that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above.

MUNICIPAL OBLIGATIONS (ACCESS FUND). Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). These obligations are generally classified as either “general obligation” or “revenue” bonds.

General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the repayment of interest and principal. Revenue bonds are payable solely from the revenues generated from the operations of the facility or facilities being financed or from other non-tax sources. These bonds are often secured by debt service revenue funds, rent subsidies and/or mortgage collateral to finance the construction of housing, highways, bridges, tunnels, hospitals, university and college buildings, port and airport facilities, and electric, water, gas and sewer systems. Industrial development revenue bonds and pollution control revenue bonds are usually issued by local government bodies or their authorities to provide funding for commercial or industrial facilities, privately operated housing, sports facilities, health care facilities, convention and trade show facilities, port facilities and facilities for controlling or eliminating air and water pollution. Payment of principal and interest on these bonds is not secured by the taxing power of the governmental body. Rather, payment is dependent solely upon the ability of the users of the facilities financed by the bonds to meet their financial obligations and the pledge, if any, of real and personal property financed as security for payment.

Bond anticipation notes are issued in anticipation of a later issuance of bonds and are usually payable from the proceeds of the sale of the bonds anticipated or of renewal notes. Construction loan notes, issued to provide construction financing for specific projects, are often redeemed after the projects are completed and accepted with funds obtained from the FHA under Fannie Mae or Ginnie Mae. Revenue anticipation notes are issued by governmental entities in anticipation of revenues to be received later in the current fiscal year. Tax anticipation notes are issued by state and local governments in anticipation of collection of taxes to finance the current operations of these governments. These notes are generally repayable only from tax collections and often only from the proceeds of the specific tax levy whose collection they anticipate.

Municipal bonds are usually issued to obtain funds for various public purposes, to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities. They are generally classified as either “general obligation” or “revenue” bonds and frequently have maturities in excess of 397 days at the time of issuance, although a number of these issues now have variable or floating interest rates and demand features that may permit the Fund to treat them as having maturities of less than 397 days. There are many variations in the terms of, and the underlying security for, the various types of municipal bonds. General obligation bonds are issued by states, counties, regional districts, cities, towns and school districts for a variety of purposes including mass transportation, highway, bridge, school, road, and water and sewer system construction, repair or improvement. Payment of these bonds is secured by a pledge of the issuer’s full faith and credit and taxing (usually property tax) power.

Revenue bonds are payable solely from the revenues generated from the operations of the facility or facilities being financed or from other non-tax sources. These bonds may be used to finance the construction of housing, highways, bridges, tunnels, hospitals, university and college buildings, port and airport facilities, and electric, water, gas and sewer systems. Industrial development revenue

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bonds and pollution control revenue bonds are usually issued by local government bodies or their authorities to provide funding for commercial or industrial facilities, privately operated housing, sports facilities, health care facilities, convention and trade show facilities, port facilities and facilities for controlling or eliminating air and water pollution. Payment of principal and interest on these bonds is not secured by the taxing power of the governmental body. Rather, payment is dependent solely upon the ability of the users of the facilities financed by the bonds to meet their financial obligations and the pledge, if any, of real and personal property financed as security for payment.

The interest on these obligations is generally exempt from federal income tax. Although the interest on most municipal bonds is exempt from federal income taxes, some are not eligible for this exemption. These are known as taxable municipal securities. These bonds are issued for certain purposes which do not qualify for tax-exempt treatment, and their designation as taxable municipal securities is determined at the time of issuance. They may be either general obligation or revenue bonds.

The identification of the issuer of a tax-exempt security for purposes of the 1940 Act depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed by the assets and revenues of the non-governmental user, then the non-governmental user would be deemed to be the sole issuer. Generally, the District of Columbia, each state, each of its political subdivisions, agencies, instrumentalities and authorities, and each multi-state agency of which a state is a member, is a separate “issuer” as that term is used in the Prospectuses and this SAI, and the non-governmental user of facilities financed by industrial development or pollution control revenue bonds is also considered to be an issuer.

Legislation to restrict or eliminate the federal income tax exemption for interest on certain municipal obligations that may be purchased by the Fund may be introduced in the future by Congress or by state legislatures. If enacted, any such legislation could adversely affect the availability of municipal obligations for the Fund’s portfolio. Upon the effectiveness of any legislation that materially affects the Fund’s ability to achieve its investment objectives, the Board of Trustees will reevaluate the Fund’s investment objectives and policies.

NON-DIVERSIFIED STATUS (ACCESS FUND). The Fund is classified as a “non-diversified” investment company under the 1940 Act. Under the 1940 Act, a “diversified” investment company is a management company that, with respect to at least 75% of the value of its total assets, is invested in cash and cash items, Government securities, securities of other investment companies, and securities of other issuers so long as the management company does not own an amount greater in value than 5% of the value of its total assets and not more than 10% of the outstanding voting securities of such issuer. As a “non-diversified” investment company, the Fund is not required to meet these requirements. However, the Fund is qualified as a Regulated Investment Company (“RIC”) under the Code and is, therefore, subject to the diversification standards of Subchapter M of the Code. Nevertheless, the Fund’s net asset value will be subject to a greater risk of loss than if the Fund were more widely diversified.

The Fund must meet a number of diversification requirements to qualify as a RIC and, if qualified, to continue to qualify. If the Fund experiences difficulty in meeting those requirements for any fiscal quarter, it might accelerate borrowings in order to increase the portion of the Fund’s total assets represented by cash, cash items, and U.S. government securities shortly thereafter and as of the close of the following fiscal quarter to attempt to meet the requirements. However, the Fund would incur additional interest and other expenses in connection with any such accelerated borrowings, and increased investments by the Fund in cash, cash items, and U.S. government securities (whether the funds to make such investments are derived from accelerated borrowings) are likely to reduce the Fund’s return to investors. Furthermore, there can be no assurance that the Fund would be able to meet those requirements through such actions.

PRIVATE PLACEMENT SECURITIES (ACCESS FUND). Fund investments may include private placement debt securities. The Fund may often be the sole buyer of such securities designed for purchase by the Fund. There is no limit as to the percentage of the Fund’s portfolio that may be invested in such securities; however, the securities purchased by the Fund may be, by definition, illiquid investments for which there is currently no secondary market. The Fund may not invest more than 15% of its net assets in illiquid securities. When making portfolio purchases, the Fund may pay a premium for the community benefits embedded in each transaction. When making sales of portfolio investments, the Fund will seek to obtain a premium from the purchaser; however, there can be no assurances as to the exact amount of premium that will be received, if any.

REAL ESTATE INVESTMENT TRUSTS (ALL FUNDS). All Funds may invest in equity or debt real estate investment trusts (“REITs”). Equity REITs are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. Debt REITs invest in obligations secured by mortgages on real property or interest in real property. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. Also, REITs may not be diversified. A REIT may fail to qualify for pass-through tax treatment of its income under the Code and may also fail to maintain its exemption from registration under the 1940 Act. Also,

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REITs (particularly equity REITs) may be dependent upon management skill and face risks of failing to obtain adequate financing on favorable terms.

REPURCHASE AGREEMENTS (ALL FUNDS). The Funds may invest in securities subject to repurchase agreements with certain U.S. banks or broker-dealers. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. These agreements permit the Funds to earn income for periods as short as overnight. For purposes of the 1940 Act, repurchase agreements may be considered to be loans by the purchaser collateralized by the underlying securities. These agreements will be fully collateralized at all times and the collateral will be marked-to-market daily. The Funds will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Advisor, present minimal credit risks in accordance with guidelines adopted by the Board of Trustees. The Advisor will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Funds may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. A Fund will not invest in repurchase agreements maturing in more than seven days if such investments, together with the Fund’s other illiquid investments, would exceed 15% of the Fund’s net assets.

REVERSE REPURCHASE AGREEMENTS (ALL FUNDS). The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to another party, such as a bank or a broker-dealer, in exchange for cash, and agrees to repurchase the security at an agreed-upon time and price. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price a Fund must pay when the transaction closes. All reverse repurchase agreement counterparties will be approved consistent with the Advisor’s policies and procedures. Engaging in reverse repurchase transactions may increase fluctuations in the market value of a Fund’s assets or yield. These transactions may be treated as borrowing by a Fund and may be deemed to create leverage, in that the Fund may reinvest the cash it receives in additional securities. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a Fund’s outstanding shares. In addition, reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund).

SHORT SALES AGAINST THE BOX (EQUITY FUNDS EXCEPT RBC SMID CAP GROWTH FUND). Each Equity Fund, except the RBC SMID Cap Growth Fund, may engage in short sales against the box, in which the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund may engage in a short sale if at the time of the short sale the Fund owns, or has the right to obtain without incurring additional cost, an equal amount of the security being sold short. This investment technique is known as a “short sale against the box.” It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the proceeds of the short sale are retained by the broker pursuant to applicable margin rules. Additionally, the collateral for the short position will be segregated in an account. The segregated assets are pledged to the selling broker pursuant to applicable margin rules. If the broker were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. To minimize this risk, a Fund will enter into short sales against the box only with brokers deemed by the Advisor to be creditworthy. No more than 10% of the Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

A Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

TEMPORARY DEFENSIVE POSITIONS (EQUITY FUNDS). In an attempt to respond to adverse market, economic, political or other conditions, the Funds (other than the Access Fund) may temporarily invest without limit in a variety of short-term instruments. These instruments may include U.S. Government securities; certificates of deposit, bankers’ acceptances and other short-term debt obligations of banks with total assets of at least $1 billion; debt obligations of corporations, corporate debt instruments; variable rate

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demand notes, commercial paper; and repurchase agreements with respect to securities in which a Fund is authorized to invest. These instruments may have speculative characteristics. Each Fund may also, to a limited extent and consistent with its objective, invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

During such periods when the Funds are not investing according to their principal investment strategies, it is possible the Funds may not achieve their investment objectives.

U.S. GOVERNMENT SECURITIES (ALL FUNDS). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“Government Obligations”). The Government Obligations in which the Funds may invest include:

•	Direct obligations of the U.S. Treasury, such as U.S. Treasury bills, which have a maturity of up to one year, and notes and bonds, which have longer maturities;

•

Notes, bonds and discount notes issued and guaranteed by U.S. Government agencies and instrumentalities supported by the full faith and credit of the United States, such as mortgage-backed certificates issued by Ginnie Mae;

•

Notes, bonds and discount notes of U.S. Government agencies or instrumentalities which are able to borrow from the U.S. Treasury, subject to certain limits, such as obligations of the Federal Home Loan Bank;

•

Notes, bonds and discount notes of other U.S. Government instrumentalities backed by the credit of the agency or instrumentality issuing the obligation, and in certain circumstances, also supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and

•

Other obligations backed only by the credit of the agency or instrumentality issuing the obligation, such as obligations of the Federal Farm Credit Banks. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

In none of these cases, however, does the U.S. Government guarantee the value or yield of the Government Obligations themselves or the net asset value of any Fund’s shares.

On September 6, 2008, Fannie Mae and Freddie Mac were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac’s assets and property and putting Fannie Mae and Freddie Mac in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced.

On September 7, 2008, the U.S. Treasury announced steps taken by it in connection with the conservatorship. Among other things, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement (“PSPA”) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury has become the holder of a new class of senior preferred stock of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations.

The future status and role of Fannie Mae and Freddie Mac could be impacted by (among other things) the actions taken and restrictions placed on Fannie Mae and Freddie Mac by the FHFA in its role as conservator, the restrictions placed on Fannie Mae’s and Freddie Mac’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Fannie Mae and Freddie Mac, and the future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Fannie Mae and Freddie Mac, including any such mortgage-backed securities held by the Funds.

Any downgrade of the credit rating of the securities issued by the U.S. Government may result in a downgrade of securities issued by its agencies or instrumentalities, including government sponsored entities.

VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES (ALL FUNDS). The Funds may, from time to time, buy variable rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity longer than five years, but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities is backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Ordinarily, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity.

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The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults during periods in which a Fund is not entitled to exercise its demand rights.

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies of each Fund and, except as otherwise indicated, may not be changed with respect to a Fund without the approval of a majority of the outstanding voting securities of that Fund which, as defined in the 1940 Act, means the lesser of (1) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting shares of such Fund.

(1)

Each Fund is an open-end management investment company and each Fund (other than the Access Fund) has elected to be classified as a diversified series and will invest its assets only in a manner consistent with this classification under applicable law.

Additionally, the Funds have the following investment restrictions:

(2)

Each Fund will not borrow money, except as permitted under the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

The Access Fund has adopted a fundamental policy to borrow money only in amounts up to 25% of the Access Fund’s average gross assets less accrued liabilities, other than indebtedness for borrowing.

(3)

Each Fund will not issue any class of senior securities, except as permitted under the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

(4)

Each Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter under applicable laws in connection with the disposition of portfolio securities.

(5)

Each Fund (other than the Access Fund) will not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest, deal or otherwise engage in transactions in real estate or interests therein.

The Access Fund will not purchase or sell real estate, commodities or commodity contracts, but subject to its other investment policies and restrictions, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

(6)

Each Fund will not make loans, except as permitted under, or to the extent not prohibited by, the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

(7)

Each Fund (other than the Access Fund) will not concentrate its investments in the securities of issuers primarily engaged in the same industry, as that term is used in the 1940 Act and as interpreted or modified from time to time by a regulatory authority having jurisdiction, except that this restriction will not apply to a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The Access Fund will not invest less than 25% of its total assets in the affordable housing industry. By “affordable housing industry” the Fund intends to include in its portfolio asset-backed securities, particularly mortgage-backed securities, small business loans, taxable municipal securities, and other instruments supporting affordable housing and economic development, and serving low and moderate income individuals and communities.

(8)

Each Fund will not purchase or sell physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

Supplemental (Non-Fundamental) Clarification of Certain Fundamental Investment Policies/Restrictions

For purposes of investment restriction number 7, public utilities are not deemed to be a single industry but are separated by industrial categories, such as telephone or gas utilities. For purposes of investment restriction number 8, with respect to its futures transactions and writing of options (other than fully covered call options), a Fund will maintain liquid assets in a segregated or earmarked account for the period of its obligation under such contract or option in an amount equal to its obligations under such contracts or options, in accordance with procedures approved by the Trust that are intended to address potential leveraging issues. For the Access Fund, except with respect to investment policy number 2, if a percentage restriction on the investment or use of assets set forth above is

17

adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

Non-Fundamental Investment Restrictions

Certain Funds are subject to restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees without shareholder approval. These non-fundamental policies/restrictions are described below.

Each Fund may not invest more than 15% of the value of its net assets in investments which are illiquid or not readily marketable (including repurchase agreements having maturities of more than seven calendar days and variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days’ notice).

RBC Mid Cap Value Fund’s investment objective is a non-fundamental investment policy that may be changed by the Board of Trustees without shareholder approval.

RBC Mid Cap Value Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its assets in common stocks of mid-sized companies. Mid-sized companies are defined by the Fund as companies that fall within the market capitalization range of $1 billion to $12 billion at time of purchase.

RBC SMID Cap Growth Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its assets in common stocks of small and mid-sized companies. Small and mid-sized companies are defined by the Fund as companies that fall within the market capitalization range of $300 million to $6 billion at the time of purchase by the Fund.

RBC Small Cap Core Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its assets in a portfolio of common stocks of small companies. As of May 31, 2012, the market capitalization range of the Russell 2000® Index was $101 million to $2.6 billion.

RBC Microcap Value Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its assets in a portfolio of microcap value stocks. The Fund defines “microcap stocks” as stocks of companies that have market capitalization at the time of the Fund’s initial purchase of between $20 million and the market capitalization that marks the point between the 8th and 9th deciles of the New York Stock Exchange listed stocks (“upper limit”). At the close of business on October 12, 2012, this upper limit was approximately $485.66 million. The Fund defines “value stocks” primarily as those with low price-to-book characteristics.

The following provisions apply to each of the 80% policies discussed above.

Each Fund has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in the 80% investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this 80% policy. In addition, for purposes of these policies, investments may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Further, for purposes of these policies, a Fund may “look through” a repurchase agreement to the collateral underlying the agreement, and apply the repurchase agreement toward the 80% investment requirement based on the type of securities comprising its collateral. For purposes of these 80% policies, “assets” is defined as net assets, plus the amount of any borrowings for investment purposes. The Funds do not intend to borrow for investment purposes.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases

Neither the Funds nor the entities that provide services to them (the “Fund Complex”) will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. The Fund Complex cannot process transaction requests that are not completed properly. Examples of improper transaction requests may include lack of a signature guarantee when required, lack of proper signatures on a redemption request or a missing social security or tax ID number. If you use the services of any other broker to purchase or redeem shares of the Funds, that broker may charge you a fee. Shares of the Funds may be purchased directly from the Funds without this brokerage fee. Each order accepted will be fully invested in whole and fractional shares, unless the purchase of a certain number of whole shares is specified, at the net asset value per share next effective after the order is accepted by the Funds.

Each investment is confirmed by a year-to-date statement that provides the details of the immediate transaction, plus all prior transactions in your account during the current year. This includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned. A transcript of all activity in your account during the previous year will be furnished each January. By retaining each annual summary and the last year-to-date statement, you have a complete detailed

18

history of your account, which provides necessary tax information. A duplicate copy of a past annual statement is available from the Funds’ transfer agent or your financial consultant at its cost, subject to a minimum charge of $5 per account, per year requested.

The shares you purchase are held by the Funds in an open account, thereby relieving you of the responsibility of providing for the safekeeping of a negotiable share certificate. The Funds reserve the right in their sole discretion to redeem shares involuntarily or to reject purchase orders when, in the judgment of Fund management, such withdrawal or rejection is in the best interest of a Fund and its shareholders. The Funds also reserve the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons, which includes Fund shareholders who hold shares through other financial intermediaries.

The Funds reserve the right to refuse to accept orders for shares of a Fund unless accompanied by payment, but may choose not to refuse the order if indemnified against losses resulting from the failure of investors to make payment. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Funds arising out of such cancellation. To recover any such loss, the Funds reserve the right to redeem shares by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted from placing further orders.

Sales (Redemptions)

The Fund Complex will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. The Fund Complex cannot process transaction requests that are not completed properly.

Each Fund intends to pay redemption proceeds promptly and in any event within seven days after the request for redemption is received in good order. In case of emergencies or other unusual circumstances, each Fund may suspend redemptions or postpone payment for more than seven days, as permitted by law. The Funds must receive an endorsed share certificate with a signature guarantee, where a certificate has been issued. Transmissions are made by mail unless an expedited method has been authorized and properly specified in the redemption request. In the case of redemption requests made within 15 days of the date of purchase, the Funds may delay transmission of proceeds until such time as it is certain that unconditional payment has been collected for the purchase of shares being redeemed or 15 days from the date of purchase, whichever occurs first. You can avoid this delay by purchasing shares with a federal fund wire. The Telephone/Fund Web Site Redemption Service may only be used for non-certificated shares held in an open account. The Funds may pay such redemption by wire or check at the Funds’ option, and reserve the right to refuse a telephone or fund website redemption request. The Funds may reduce or waive the charge for wiring redemption proceeds in connection with certain accounts. This fee is currently $15, but is subject to change without prior notice.

Due to the high cost of maintaining smaller accounts, the Funds have retained the authority to close shareholder accounts whose value falls below the current minimum initial investment requirement at the time of initial purchase as a result of redemptions but not as the result of market action. An account may be closed if the account value remains below this level for 60 days after each such shareholder account is mailed a notice of: (1) the Fund’s intention to close the account, (2) the minimum account size requirement, and (3) the date on which the account will be closed if the minimum requirement is not met. Since the minimum investment amount and the minimum account size are the same, any redemption from an account containing only the minimum investment amount may result in redemption of that account.

As disclosed in the prospectus for the Equity Funds, a 2.00% fee is imposed on redemptions or exchanges of shares of the Equity Funds within 30 days of purchase. The Access Fund is not subject to a redemption fee. This redemption fee will not be imposed in certain situations, such as: (i) shares purchased through reinvested distributions (dividends and capital gains); (ii) shares purchased through 401(k) and other employer-sponsored retirement plans (excluding IRA and other one-person retirement plans); (iii) shares redeemed in accordance with the systematic monthly redemption plan or monthly exchange program; (iv) redemptions following the death or disability of a shareholder; or (v) under other circumstances at Fund management’s discretion. The redemption fee may also not be imposed, at Fund management’s discretion, on redemptions or exchanges of shares that occur as part of the periodic rebalancing of accounts in an investment advisor’s asset allocation program (not at the direction of the investment advisor’s client). Each Fund will retain any redemption fees to help cover transaction and tax costs that result from selling securities to meet short-term investor redemption requests. For purposes of calculating the holding period, the Funds will employ the “first in, first out” method, which assumes that the shares sold or exchanged are the ones held the longest. The redemption fee will be deducted from the proceeds that result from the order to sell or exchange. In other words, shares of the Equity Funds that are held for 30 days or less generally are redeemable at a price equal to 98% of the then current net asset value per share and this 2.00% reduction in redemption proceeds, which is referred to in the Equity Funds’ Prospectus and this SAI as a redemption fee, directly affects the amount a shareholder who is subject to the reduction receives upon exchange or redemption.

The Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which they are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of a Fund’s net asset value during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund may redeem the excess in kind. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make

19

redemptions in kind will be the same as the method of valuing portfolio securities described under “Pricing of Fund Shares” in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

Each Fund may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the primary markets is restricted; (b) the primary markets are closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets. Each Fund may redeem shares involuntarily if redemption appears appropriate in light of the Trust’s responsibilities under the 1940 Act.

Shares

Each of the classes of shares of the Funds is sold on a continuous basis by the Funds’ Distributor, and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. The Access Fund and the Equity Funds offer the following classes of shares, as noted below.

Class A Shares —	The Access Fund and all Equity Funds except RBC Mid Cap Value Fund

Class I Shares —

The Access Fund and all Equity Funds offer Class I Shares to institutions or individuals. For the Equity Funds there is a $250,000 minimum requirement for initial investment. Class I shares of the Access Fund are offered to individuals and institutions with a $1,000,000 minimum requirement for initial investment. There is no minimum requirement for initial investment for participants of qualified retirement plans.

EXCHANGE OF FUND SHARES

As described in the Prospectus, each Fund offers convenient ways to exchange shares of a Fund for shares of another Fund. With the exception of exchanges to or from the Prime Money Market Fund, the share class must be the same in the two Funds involved in the exchange. Exchanges to the Prime Money Market Fund will be into the RBC Institutional Class 1 Shares. Shares of the Equity Funds and the RBC BlueBay Emerging Market Select Bond Fund, the RBC BlueBay Emerging Market Corporate Bond Fund, the RBC BlueBay Global High Yield Bond Fund, the RBC BlueBay Global Convertible Bond Fund and the RBC BlueBay Absolute Return Fund exchanged within 30 days of purchase generally will be subject to a redemption fee of 2.00% of the value of the shares exchanged. The Funds also reserve the right to limit exchanges.

The Funds reserve the right to reject any exchange for any reason. With the exception of exchanges to the Prime Money Market Fund, you must meet the minimum investment requirement of the Fund you are exchanging into and the names and registrations on the two accounts must be identical. Your shares must have been held in an open account for 15 days or more and we must have received good payment before we will exchange shares. Before engaging in an exchange transaction, a shareholder should obtain and read carefully the prospectus describing the Fund into which the exchange will occur.

The Trust may terminate or amend the terms of the exchange privilege as to any Fund at any time upon 60 days notice to shareholders.

MANAGEMENT

TRUSTEES AND OFFICERS

The Board of Trustees governs the Trust and is responsible for protecting the interests of shareholders. The Board of Trustees is composed of experienced business persons who meet throughout the year to establish the Funds’ policies and oversee the management of the Funds. In addition, the Trustees review contractual arrangements with companies that provide services to the Trust and review the Funds’ performance.

The Role of the Board

Overall responsibility for overseeing and managing the business and affairs of the Trust rests with its Board of Trustees. Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Advisor, the Distributor, the Administrator, the custodian and the transfer agent. The Board of Trustees has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility for supervising actively the day-to-day operations of the Trust and reporting back to the Board. The Board of Trustees has also appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board on compliance matters. From time to time, one or more members of the Board of Trustees may meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board of Trustees and any individual Trustee is one of oversight and not of active management of the day-to-day operations or affairs of the Trust.

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Board Structure and Leadership

The Board of Trustees has five standing committees: an Audit Committee, a Nominating Committee, a Corporate Governance Committee, a Valuation, Portfolio Management and Performance Committee, and a Compliance Committee. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Funds. The Board is composed of nine trustees, and eight of the nine Trustees are not “interested persons” of the Trust as that term is defined by the 1940 Act (the “Independent Trustees”). The Board believes that the number of Trustees is adequate for the number of Funds overseen by the Board and the current size of the Board is conducive to Board interaction, debate and dialogue which results in an effective decision making body. The Independent Trustees have engaged their own independent legal counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Chairman of the Board is an Independent Trustee. The Chairman participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Funds between meetings. In developing its current structure, the Board of Trustees recognized the importance of having a significant majority of Independent Trustees. The Board of Trustees believes that its current leadership structure, including the composition of the Board and its Committees, is an appropriate means to provide effective oversight on behalf of shareholders.

As needed between regular meetings, the Board of Trustees or a specific committee receives and reviews reports relating to the Trust and engages in discussions with appropriate parties relating to the Funds’ operations and related risks.

The Audit Committee of the Trust is currently composed of the following Independent Trustees: Messrs. Garner, Rybolt, Seward and Taylor. The Audit Committee acts as a liaison between the Funds’ independent auditors and the Board of Trustees. As set forth in its charter, the Audit Committee has the responsibility, among other things, to (1) approve the appointment of the independent auditors and recommend the selection of the independent auditors to the Board of Trustees for ratification by the Independent Trustees; (2) review and approve the scope of the independent auditors’ audit activity; (3) review the financial statements which are the subject of the independent auditors’ certifications; and (4) review with such independent auditors the adequacy of the Funds’ accounting system and the effectiveness of the internal accounting controls of the Funds and their service providers. For the fiscal year ended September 30, 2012, the Audit Committee met three times.

The Nominating Committee of the Trust is currently composed of the following Independent Trustees: Ms. Bode and Messrs. James and Rybolt. In the event of vacancies on, or increases in the size of, the Board, the Nominating Committee is responsible for evaluating the qualifications of and nominating all persons for appointment or election as Trustees of the Trust. Candidates may be identified by the Nominating Committee, management of the Trust or Trust shareholders. The Nominating Committee may utilize third-party services to help identify and evaluate candidates. In addition, the Nominating Committee identifies individuals qualified to serve as Independent Trustees of the Trust and recommends its nominees for consideration by the full Board. For non-Independent Trustees (management candidates), the Nominating Committee will look to the President of the Trust to produce background and other reference materials necessary for the Nominating Committee to consider non-Independent Trustee candidates. The Nominating Committee does consider Independent Trustee candidates recommended by shareholders of the Trust. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Trust, should be submitted to the Secretary of the Trust or any member of the Committee in writing at the address of the Trust. The Nominating Committee will evaluate shareholder candidates using the same criteria applied to other Independent Trustee candidates along with additional requirements as listed in the Nominating Committee charter. The Nominating Committee met one time during the fiscal year ended September 30, 2012.

The Corporate Governance Committee of the Trust is currently composed of the following Independent Trustees: Ms. Bode and Messrs. James and Rybolt. The Board of Trustees has developed a set of Principles of Corporate Governance (“Governance Principles”) to guide the Board and the Corporate Governance Committee in considering governance issues. The Corporate Governance Committee is responsible for reviewing the Governance Principles periodically and, if deemed appropriate, recommending changes to the Board of Trustees. The Board of Trustees will then consider whether to approve the changes. The Corporate Governance Committee is also responsible for evaluating the performance of the Board of Trustees and the Trust in light of the Governance Principles, considering whether improvements or changes are warranted, and making recommendations for any necessary or appropriate changes. The Committee also coordinates the annual Board Self-Assessment required by the SEC governance rules, the annual review of Trustee independence, and an annual review of independent legal counsel for the Independent Trustees relating to independence and general performance. The Governance Principles include a commitment to ongoing Trustee education, and the Corporate Governance Committee oversees the process of identifying educational topics, and facilitating quarterly Board education sessions covering industry, regulatory and governance issues relevant to the Funds. For the fiscal year ended September 30, 2012, the Corporate Governance Committee met three times.

The Valuation, Portfolio Management and Performance Committee (the “Valuation Committee”) of the Trust is currently composed of Ms. Bode and Messrs. Bell, MacDonald and Seward. As set forth in its charter, the primary duties of the Trust’s Valuation Committee are: (1) to review the actions of the Trust’s Pricing Committee and to ratify or revise such actions; (2) to review and recommend for Board approval pricing agents to be used to price Fund portfolio securities; (3) to recommend changes to the Trust’s

21

Pricing and Valuation Procedures, as necessary or appropriate; (4) to obtain from the Funds’ portfolio managers information sufficient to permit the Valuation Committee to evaluate the Funds’ performance, use or proposed use of benchmarks and any additional indexes, and compliance with their investment objectives and policies; (5) to obtain from the Funds’ investment adviser information sufficient to permit the Committee to evaluate the quality of the adviser’s exercise of brokerage discretion when buying and selling portfolio securities for the Funds; (6) to investigate matters brought to its attention within the scope of its duties; (7) to assure that all its actions are recorded in minutes of its meetings and maintained with the Funds’ records; and (8) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Valuation Committee may deem necessary or appropriate. For the fiscal year ended September 30, 2012, the Valuation Committee met four times.

The Compliance Committee of the Trust is currently composed of the following Independent Trustees: Messrs. Bell, Garner, and James. As set forth in its charter, the Compliance Committee’s primary duties and responsibilities include: developing and maintaining a strong compliance program by providing a forum for the Independent Trustees to consider compliance matters; assisting the Board in its oversight pursuant to Rule 38a-1 under the 1940 Act; formulating action to be taken with respect to the Trust’s compliance program or the Trust’s key service providers’ programs, or related matters; and participating in industry forums and/or reviews on regulatory issues as appropriate. For the fiscal year ended September 30, 2012, the Compliance Committee met three times.

Risk Oversight

As part of its oversight of the management and operations of the Trust, the Board of Trustees also has a risk oversight role, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the Funds; (ii) reviewing compliance reports and approving certain compliance policies and procedures of the Funds and their service providers; (iii) working with management to consider key risk areas and to seek assurances that adequate resources are available and appropriate plans are in place to address risks; (iv) meeting with service providers, including Fund auditors, to review Fund activities; (v) meeting with the Chief Compliance Officer and other officers of the Trust and its service providers to receive information about compliance, and risk assessment and management matters; and (vi) meeting regularly with independent legal counsel. The Board of Trustees has emphasized to the Advisor the importance of maintaining rigorous risk management programs at the Advisor and other service providers. The Board of Trustees recognizes that not all risks which may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary for the Funds to bear certain risks (such as disclosed investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and other factors, the oversight of risk management by the Board of Trustees is subject to practical limitations. Nonetheless, the Board of Trustees expects Trust service providers to implement rigorous risk management programs.

Trustee Attributes

The Board of Trustees believes that each of the Trustees has the qualifications, experiences, attributes and skills (“Trustee Attributes”) appropriate to continued service as a Trustee of the Trust in light of the Trust’s business and structure. The Board of Trustees has established a Nominating Committee, which evaluates potential candidates based on a variety of factors. Among those factors are the particular skill sets of a potential Trustee that complement skills and expertise of existing Board members. In addition to a demonstrated record of academic, business and/or professional accomplishment, all of the Trustees have served on the Board of Trustees for a number of years. In their service to the Trust, the Trustees have gained substantial insight into the operation of the Trust and have demonstrated a commitment to discharging oversight duties as Trustees in the interests of shareholders. The Corporate Governance Committee annually directs a Board “self-assessment” process wherein the effectiveness of the Board, the Board’s Committees, and individual Trustees is reviewed. In its most recent self-assessment, the Board concluded that the Board has a favorable mix of skills and experience; balanced and meaningful contributions by Board members, and good chemistry, working relationships and mutual respect among Board members.

In addition to the general Trustee Attributes described above, Mr. Seward has extensive board, executive and institutional investor experience from roles with public and private companies and is a Chartered Financial Analyst (CFA) charter holder; Mr. Taylor has financial, accounting and audit experience within the financial services industry as a result of his career as a partner of a major accounting firm; Mr. Bell has board, executive, finance and operations experience as a result of serving as a senior executive during his career in professional baseball; Ms. Bode has business experience as a healthcare industry consultant, real estate developer and as a political consultant; Mr. Garner has executive and public sector experience gained in connection with his role as president and CEO of a metropolitan community foundation and as a college president; Mr. James, as the president of a non-profit organization focused on corporate governance and ethical business cultures, is a national expert and college professor focused on business ethics and has experience as a senior corporate executive as well as public company board experience; Mr. MacDonald has over 35 years of experience in investment management and asset manager evaluation earned during his career with a major charitable foundation, and also serves in a variety of not-for profit board and advisory capacities (including board investment committees); Mr. Rybolt has financial and accounting experience, as well as experience as a consultant and executive recruiter; and Ms. Gorman is a seasoned financial services executive with experience overseeing compliance for investment management businesses. The foregoing discussion and the Trustees and officers tables below are included in this SAI pursuant to requirements of the SEC, do not constitute holding out

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the Board or any Trustee as having special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any Trustee by reason thereof. Additional information about Trustee Attributes is contained in the table below.

The age, address, and principal occupations for the past five years and additional information relevant to his or her professional background of each Trustee and executive officer of the Trust are listed below. No Trustee serves as a director or trustee of another mutual fund.

INDEPENDENT TRUSTEES

Name, Age and Address (1)	Position, Term of Office(2) and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years(3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Director/Trustee Positions Held by Trustee During Past 5 Years
T. Geron Bell (71)	Trustee since January 2004	Chairman of the Executive Board of the Minnesota Twins (January 2011 to present); prior thereto President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002 to 2011) and President of the Minnesota Twins Baseball Club Incorporated (1987 to 2002)	14	None

Lucy Hancock Bode (61)	Trustee since January 2004	Healthcare consultant (self-employed)	14	BioSignia

Leslie H. Garner Jr. (62)	Trustee since January 2004	President and CEO, The Greater Cedar Rapids Community Foundation (2010 to present); previously, President, Cornell College	14	None

Ronald James (61)	Trustee since January 2004	President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to present)	14	Best Buy Co. Inc.; Bremer Financial Corporation

John A. MacDonald (63)	Trustee since January 2004	Vice President and Treasurer, Hall Family Foundation	14	None

H. David Rybolt (70)	Trustee since January 2004	Consultant, HDR Associates (management consulting)	14	None

James R. Seward (60)	Chairman of the Board and Trustee since January 2004	Private investor (2000 to present); CFA	14	Syntroleum Corp.; Brookdale Senior Living Inc.

William B. Taylor (67)	Trustee since September 2005	Consultant (2003 to present); prior thereto Partner (until 2003) Ernst & Young LLP	14	William Henry Insurance, LLC

INTERESTED TRUSTEE

Kathleen A. Gorman(4) (48)	Trustee since September 2012	President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to Present); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007-present); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009).	14	None

(1)	The mailing address for each Trustee is 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

(2)

All Trustees must retire on or before December 31 of the year in which they reach the age of 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)

On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

23

Executive Officers

Name, Age and Address (1)	Position, Term of Office(2) and Length of Time Served With the Trust(3)	Principal Occupation(s) During Past 5 Years

Kathleen A. Gorman (48)	President and Chief Executive Officer since September 2012; Chief Compliance Officer since April 2006 and Assistant Secretary since September 2006

President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to present); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007-present); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009).

James A. Gallo (48) BNY Mellon Investment Servicing (US) Inc. 760 Moore Road King of Prussia, PA 19406	Treasurer since October 2007	Senior Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (2002 to present).

Kathleen A. Hegna (45)	Chief Financial Officer and Principal Accounting Officer since May 2009

Associate Vice President and Director, Mutual Fund Accounting and Administration, RBC Global Asset Management (U.S.) Inc. (2009 to present); Senior Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009); Director, Asset Management Compliance, RiverSource Investments (2005-2006).

Lee Thoresen (41)	Chief Legal Officer and Secretary since March 2008	Associate General Counsel, RBC Capital Markets, LLC (2006 to Present); Asset Management Compliance, RiverSource Investments (2004-2006).

Access Capital Community Investment Fund Officers

Name, Age and Address (1)	Position, and Length of Time Served(3)	Principal Occupation(s) During Past 5 Years
Ronald A. Homer (65)	President, Access Fund, since July 2008

Managing Director, RBC Global Asset Management (U.S.) Inc. and President, Access Capital Community Investment Fund (July 2008 to present); Chief Executive Officer and Co-Managing Member, Access Capital Strategies LLC (1997-July 2008);  Chairman: Access Capital Strategies Community Investment Fund (1998-July 2008).

(1)	Except as otherwise noted, the address of each officer is 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

(2)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(3)

On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

The table below shows the aggregate dollar range of each Trustee’s holdings in the RBC Funds as of December 31, 2011.

Independent Trustees	Dollar Range of Shares in the Funds	Aggregate Dollar Range of Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

T. Geron Bell		$50,001 - $100,000
RBC SMID Cap Growth Fund	$10,001 - $50,000

Lucy Hancock Bode		$10,001 - $50,000
RBC SMID Cap Growth Fund	$10,001 - $50,000

Leslie H. Garner Jr.		Over $100,000
RBC SMID Cap Growth Fund	$50,001 - $100,000
RBC Enterprise Fund	$1 - $10,000

Ronald James		$10,001 - $50,000
RBC Enterprise Fund	$10,001 - $50,000
RBC Mid Cap Growth Fund	$10,001 - $50,000

John A. MacDonald		$50,001 - $100,000
RBC SMID Cap Growth Fund	$10,001 - $50,000
RBC Small Cap Core Fund	$10,001 - $50,000

H. David Rybolt		Over $100,000
RBC SMID Cap Growth Fund	$50,001 - $100,000
RBC Enterprise Fund	$50,001 - $100,000
RBC Microcap Value Fund	$10,001 - $50,000
RBC Small Cap Core Fund	$10,001 - $50,000

James R. Seward		Over $100,000
None
William B. Taylor		Over $100,000
RBC Enterprise Fund	$10,001 - $50,000
RBC Small Cap Core Fund	$10,001 - $50,000
RBC Microcap Value Fund	$10,001 - $50,000
RBC SMID Cap Growth Fund	$10,001 - $50,000
RBC Mid Cap Value Fund	$10,001 - $50,000

Interested Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Kathleen A. Gorman[1]		$1 - $10,000
None

24

1 Ms. Gorman was appointed to the Board of Trustees on September 25, 2012.

Independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) receive from the Trust an annual retainer of $32,500. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other Trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $5,500 for each in-person Board of Trustees meeting attended, a meeting fee of $1,000 for each telephonic or Special Board meeting attended, and a $1,500 fee for each Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are directors, officers or employees of the Advisor, either Co-Administrator or Distributor do not receive compensation from the Trust. The table below sets forth the compensation received by each Trustee from the Trust during the Trust’s fiscal year ended September 30, 2012.

	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation for Fund Complex Paid to Trustee†

Independent Trustees

T. Geron Bell	$64,000	None	None	$64,000
Lucy Hancock Bode	64,000	None	None	64,000
Leslie H. Garner, Jr.	63,500	None	None	63,500
Ronald James	63,500	None	None	63,500
John A. MacDonald	60,500	None	None	60,500
H. David Rybolt	62,500	None	None	62,500
James R. Seward	66,500	None	None	66,500
William B. Taylor	60,500	None	None	60,500

Interested Trustee

Kathleen A. Gorman[1]	None	None	None	None

†	The Fund Complex consists of the Trust, which currently offers 14 portfolios.
[1]	Ms. Gorman was appointed to the Board of Trustees on September 25, 2012.

25

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of October 31, 2012, the persons listed below owned of record or beneficially more than 5% of the indicated class of shares of each Fund. A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” (as defined under applicable securities laws) of the Fund. “Control” is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a fund. Any person owning more than 25% of the voting securities of a Fund may be deemed to have effective voting control over the operation of that Fund, which would diminish the voting rights of other shareholders. Additionally, as of October 31, 2012, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each class of each of the Funds, except that the following Independent Trustees owned the following percentages of the Funds/classes as of that date: Leslie Garner (approximately 44% of the shares of the RBC Enterprise Fund - Class I Shares); William Taylor (approximately 3% of the shares of the RBC SMID Cap Growth Fund - Class S Shares); Lucy Hancock Bode (approximately 2% of the RBC SMID Cap Growth Fund - Class S Shares); Ronald James (approximately 2% of the RBC Enterprise Fund - Class A Shares) and H. David Rybolt (approximately 4% of the RBC SMID Cap Growth Fund - Class S Shares).

RBC MID CAP VALUE FUND

Class I

	Name & Address	Shares Owned	%
	RBC GLOBAL ASSET MANAGEMENT (U.S.) INC.	195,345	94.31%
	MINNEAPOLIS, MN

	RBC CAPITAL MARKETS LLC*	11,659	5.63%
	MINNEAPOLIS, MN

RBC SMID CAP GROWTH FUND

Class A

	Name & Address	Shares Owned	%
	RBC CAPITAL MARKETS LLC*	1,441,934	70.80%
	MINNEAPOLIS, MN

Class I

	Name & Address	Shares Owned	%
	NFS LLC FEBO* NFS/FMTC ROTH IRA FBO CHARLES W SULLIVAN III FLOYD, VA	1,794,654.271	84.90%

	CHARLES SCHWAB & CO, INC.* SPECIAL CUSTODY ACCOUNT SAN FRANCISCO, CA	158,341	7.50%

RBC ENTERPRISE FUND

Class A

	Name & Address	Shares Owned	%
	None	N/A	None

Class I

	Name & Address	Shares Owned	%
	NFS LLC FEBO* QUALIFIED EMPLOYEE BENEFIT PLANS CONVINGTON, KY	777	56.25%

	LESLIE H GARNER, JR. ELY, IA	605	43.75%

26

RBC SMALL CAP CORE FUND

Class A

	Name & Address	Shares Owned	%
	BPPR AS TRUSTEE FBO* GFR RETIREMENT SAVINGS PLAN SAN JUAN, PR	22,798	12.93%

	NFS LLC FEBO* SOUND REFRIG AND A/C 401K PLAN NEW HYDE PARK, NY	8,998	5.11%

Class S (will be redesignated as Class I shares as of November 27, 2012)

	Name & Address	Shares Owned	%
	DONALD A PELS NEW YORK, NY	507,550	24.73%

	CHARLES SCHWAB & CO, INC.* REINVEST ACCOUNT SAN FRANCISCO, CA	322,496	15.71%

	NATIONAL FINANCIAL SERVICES CORP* FOR EXCLUSIVE BENEFIT OF CUSTOMERS NEW YORK, NY	139,518	6.80%

RBC MICROCAP VALUE FUND

Class A

	Name & Address	Shares Owned	%
	MG TRUST COMPANY CUST* FBO DANN MARINE TOWING L C 401K DENVER, CO	17,338	7.72%

Class S (will be redesignated as Class I shares as of November 27, 2012)

	Name & Address	Shares Owned	%
	CHARLES SCHWAB & CO, INC. * REINVEST ACCOUNT SAN FRANCISCO, CA	2,830,348	43.73%

	NATL FINANCIAL SVCS CORP * FOR EXCLUSIVE BENEFIT OF CUSTOMERS NEW YORK, NY	572,047	8.84%

	TD AMERITRADE INC * FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS OMAHA, NE	538,997	8.33%

ACCESS CAPITAL COMMUNITY INVESTMENT FUND

Class A

	Name & Address	Shares Owned	%
	CHARLES SCHWAB & CO INC * SAN FRANCISCO, CA	1,117,264	74.67%

	FOLIOFN INVESTMENTS INC * MCLEAN, VA	304,089	20.33%

27

Class I

	Name & Address	Shares Owned	%
	PENSION RESERVES INVESTMENT TRUST FUND BOSTON, MA	10,129,657	16.93%

	HSBC BANK USA NA NEW YORK, NY	5,221,945	8.73%

* Record owner who may not beneficially own shares.

INVESTMENT ADVISOR

The Advisor, located at 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402, serves as investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of RBC USA Holdco Corporation, which is an indirect wholly owned subsidiary of Royal Bank of Canada (“RBC”). RBC is one of North America’s leading diversified financial services companies and provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. RBC employs approximately 80,000 people who serve more than 15 million personal, business, public sector and institutional clients through offices in Canada, the U.S. and 51 other countries around the world. The Advisor has been registered with the SEC as an investment advisor since 1983, and has been a portfolio manager of publicly offered mutual funds since 1986. The charter of the Advisor is to provide fixed income, equity and balanced portfolio management services to clients from a variety of backgrounds and a broad range of financial needs. Under the Investment Advisory Agreement, the Advisor manages the day-to-day investment of assets of the Funds in accordance with the policies and procedures established by the Trust. As of September 30, 2012, the Advisor’s investment team managed approximately $40.5 billion in assets for individuals, public entities, Taft-Hartley plans, corporations, private non-profits, foundations, endowments and healthcare organizations.

For its services to the Equity Funds, the Advisor receives from each Equity Fund a fee, paid monthly, at an annual rate based on each Equity Fund’s average daily net assets. Each class of shares of a Fund pays its respective pro rata portion of the total advisory fees payable by the Fund. The rates for each Fund are as follows:

Fund		Fee Rate

RBC Mid Cap Value Fund	0.70%	of average daily net assets

RBC SMID Cap Growth Fund	0.70%	of average daily net assets

RBC Enterprise Fund	1.00%	of the average daily net assets of the Fund that do not exceed $30 million, and
	0.90%	of the average daily net assets of the Fund that exceed $30 million

RBC Small Cap Core Fund	0.85%	of average daily net assets

RBC Microcap Value Fund	0.90%	of average daily net assets

Access Fund	0.50%	of monthly gross assets less accrued liabilities, other than indebtedness for borrowing*

*

Under the terms of the Access Fund’s Investment Advisory Agreement, the Advisor receives from the Access Fund an annual management fee, paid monthly, of fifty basis points (0.50%) of the Access Fund’s average monthly gross assets less accrued liabilities, other than indebtedness for borrowing. For purposes of calculating the management fee, assets purchased with borrowed monies are included in the total that is subject to the management fee. As a result, the Advisor has an incentive to use leverage to increase the amount of assets upon which it may charge a fee. As of September 30, 2012, the impact of leverage raised the management fee to approximately 62 basis points (0.62%).

Under the terms of the Investment Advisory Agreements for the Funds between the Trust and the Advisor, the investment advisory services of the Advisor to the Funds are not exclusive. The Advisor is free to, and does, render investment advisory services to others.

The Investment Advisory Agreement for each Fund will remain in effect after its initial term only as long as such continuance is approved for that Fund at least annually (i) by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to the Investment Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party.

28

Each Investment Advisory Agreement may be terminated with respect to a Fund at any time without payment of any penalty, by a vote of a majority of the outstanding securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the Board of Trustees on 60 days’ written notice to the Advisor, or by the Advisor on 60 days’ written notice to the Trust. An Investment Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

For each Equity Fund, the Advisor has contractually agreed to waive and/or limit fees of a Fund pursuant to an Expense Limitation Agreement in order to maintain the Fund’s net annual operating expense at the levels and on the terms set forth in the prospectus through January 31, 2014. For the Access Fund, the Advisor has contractually agreed to waive fees or pay operating expenses to maintain Other Expenses at the level and on the terms set forth in the prospectus through January 31, 2014.

Advisory Fees Paid By Funds. For the fiscal years ended September 30, 2010, 2011 and 2012, the amounts of the advisory fees earned by the Advisor and the amounts of the reduction in fees and reimbursement of expenses by the Advisor as a result of the expense limitations, were as follows:

	Fiscal Year ended September 30, 2012		Fiscal Year ended September 30, 2011		Fiscal Year ended September 30, 2010
	Contractual Advisory Fees	Advisory Fees Waived and/or Expenses Reimbursed by Advisor	Contractual Advisory Fees	Advisory Fees Waived and/or Expenses Reimbursed by Advisor	Contractual Advisory Fees	Advisory Fees Waived and/or Expenses Reimbursed by Advisor
RBC Mid Cap Value Fund	$14,433	$91,030	$14,198	$95,094	$8,588	$144,064
RBC SMID Cap Growth Fund	$455,431	$164,300	$503,600	$181,809	$20,883	$263,454
RBC Enterprise Fund	$954,718	$253,414	$1,334,584	$340,139	$1,402,960	$604,931
RBC Small Cap Core Fund	$519,506	$253,298	$516,428	$256,458	$541,893	$359,374
RBC Microcap Value Fund	$1,111,277	$348,549	$1,311,819	$396,734	$1,486,720	$521,698
Access Fund	$3,551,790	$0	$3,456,084	$0	$3,458,709	$0

Potential Conflicts of Interests

A portfolio manager’s compensation package may give rise to potential conflicts of interest. The management of multiple funds and accounts may give rise to potential conflicts of interest, for example, if the funds and accounts have different objectives, benchmarks, investment horizons and fees, or if they have overlapping objectives, benchmarks and time horizons. A portfolio manager may be required to allocate time and investment ideas across multiple funds and accounts. The Advisor has adopted policies and procedures designed to address these potential conflicts, including trade allocation policies and a code of ethics.

Other Accounts Managed

The following table provides information regarding other mutual funds and accounts for which each Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of September 30, 2012.

Portfolio Manager	RBC Funds Managed	Account Type	Number of Accounts	Value of Accounts	Number of Performance Fee Accounts	Value of All Performance Fee Accounts
		Pooled	0	$0	0	$0
Stephen E.		Separate Accounts	2	$36,019,694	0	$0
Kylander	Mid Cap Value Fund	Registered	4	$408,504,282	0	$0
		Pooled	1	$2,284,511	0	$0
	SMID Cap Growth	Separate Accounts	20	$1,060,178,518	0	$0
Kenneth Tyszko	Fund	Registered	0	$0	0	$0
	Mid Cap Value Fund
	Enterprise Fund	Pooled	0	$0	0	$0
	Small Cap Core Fund	Separate Accounts	17	$358,858,585	0	$0
Lance F. James	Microcap Value Fund	Registered	14	$669,030,369	0	$0
		Pooled	2	$4,587,853	0	$0
		Separate Accounts	1	$11,571,002	0	$0
George Prince	Enterprise Fund	Registered	4	$86,619,558	0	$0
		Pooled	0	$0	0	$0
		Separate Accounts	291	$16,876,940,268	0	$0
Brian Svendahl	Access Fund	Registered	1	$151,766,772	0	$0
		Pooled	N/A	N/A	N/A	N/A
		Separate Accounts	N/A	N/A	N/A	N/A
Scott Kirby*	Access Fund	Registered	N/A	N/A	N/A	N/A

* Mr. Kirby became a Co-Portfolio Manager on October 29, 2012. Other account information was not available prior to the date of this SAI.

29

Portfolio Manager Compensation

The following portfolio manager compensation information is presented as of the end of the Funds’ most recent fiscal year.

The Advisor’s Overall Compensation Philosophy

Portfolio manager compensation consists of three components: a base salary, an annual bonus, and profit sharing plans.

The Advisor calibrates salaries by position and gears them to be competitive in the market. Annual bonuses for all employees are determined by two factors: the firm’s financial performance and individual performance. All portfolio managers, analysts and traders for both the equity and fixed income groups are compensated in the same manner for all accounts, regardless of whether they are mutual funds, separately managed accounts or pooled vehicles.

In addition to annual bonuses, key executives performing services for the Trust are eligible to participate in the Advisor’s Mid-Term Incentive Plan. The value of performance units issued under the plan is tied to the operating results of RBC; and serves as a proxy for ownership benefits. Investment professionals are eligible to participate in separate profit sharing plans covering portfolio managers, analysts, and traders that provide them with a share of the operating profits generated by their teams, and senior investment professionals may also participate in the RBC GAM-US firm profit sharing plan that provides them with a share of the operating profits generated by the Advisor. These plans serve as a proxy for ownership benefits.

Access Capital Team

Access Capital team compensation is comprised of three components: salary, investment performance bonus and profit sharing. The Advisor calibrates salary by position and performance, and gears them to be competitive in the market.

The bonus structure aligns our Access Capital team’s interests with those of our clients and firm. Annual bonuses for portfolio managers are based on the team’s composite returns compared to benchmarks for one-, three- and five-year periods, with greater emphasis on three and five years. The applicable benchmark is the Barclays U.S. Securitized Index. Bonuses are also based on qualitative individual factors including contribution to the investment process and firm.

All Access Capital team members participate in a pool that provides a share of the team’s annual profits. Senior team members may also participate in a firm profit sharing pool that serves as a proxy for ownership in RBC GAM-US. In addition, all Access Capital team members can invest in our ultimate parent, RBC, through our 401(k) program.

Finally, all Access Capital team members have signed employment agreements with RBC GAM-US that include a mandatory three-year deferral of a portion of variable compensation.

Equity Teams

Equity team compensation is comprised of three components: salary, investment performance bonus and profit sharing. The Advisor calibrates salary by position and performance, and gears them to be competitive in the market.

The bonus structure aligns our Equity team’s interests with those of our clients and firm. Annual bonuses, other than for the RBC Microcap Value Fund, are based on the team’s composite returns and information ratios compared to peers for one-, three- and five-year periods, with greater emphasis on three and five years. The applicable peer groups are: the eVestment Alliance Mid Cap Value manager peer group for accounts managed in the mid cap value style, including the RBC Mid Cap Value Fund; the eVestment Alliance Small-Mid Cap Growth manager peer group for accounts managed in the small and mid cap growth style, including the RBC SMID Cap Growth Fund; the eVestment Alliance Micro Cap Core manager peer group for accounts managed in the micro cap core style, including the RBC Enterprise Fund; and the eVestment Alliance Small Cap Core manager peer group for accounts managed in the small cap core style, including the RBC Small Cap Core Fund. Bonuses are also based on qualitative individual factors including contribution to the investment process and firm.

30

All Equity team members participate in a pool that provides a share of the team’s annual profits. Senior team members may also participate in a firm profit sharing pool that serves as a proxy for ownership in RBC GAM-US. In addition, all Equity team members can invest in our ultimate parent, RBC, through our 401(k) program.

Finally, all Equity team members have signed employment agreements with RBC GAM-US that include a mandatory three-year deferral of a portion of variable compensation.

Management Team’s Beneficial Ownership of the Funds

A portfolio manager’s beneficial ownership of a Fund is defined as the portfolio manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the portfolio manager’s immediate family or by a trust of which the portfolio manager is a trustee could be considered ownership by the portfolio manager. The reporting of Fund share ownership in this SAI shall not be construed as an admission that the portfolio manager has any direct or indirect beneficial ownership in the Fund listed. The table below shows each portfolio manager’s beneficial ownership of the Fund(s) under his management as of September 30, 2012.

PORTFOLIO MANAGERS HOLDINGS

Dollar Range of Fund Shares Beneficially Owned

RBC Mid Cap Value Fund
Stephen E. Kylander	None
Lance F. James	None

RBC SMID Cap Growth Fund
Kenneth A. Tyszko	$10,001 - $50,000

RBC Enterprise Fund
Lance F. James	$10,001 - $50,000
George Prince	$100,001 - $500,000

RBC Small Cap Core Fund
Lance F. James	$10,001 - $50,000

RBC Microcap Value Fund
Lance F. James	None

Access Fund
Brian Svendahl	$50,001 - $100,000
Scott Kirby*	None

* Mr. Kirby became a Co-Portfolio Manager on October 29, 2012. Holdings information is provided as of November 16, 2012.

PROXY VOTING POLICIES

The Funds are the beneficial owners of their portfolio securities, and therefore, the Board of Trustees, acting on the Funds’ behalf, is responsible for voting proxies. The Advisor has been delegated the authority by the Board of Trustees to vote proxies with respect to the investments held by the Funds.

The Trust seeks to assure that proxies received by the Trust or its delegate are voted in the best interests of the Trust’s shareholders, and has accordingly adopted proxy voting policies and procedures on behalf of each Fund.

A Proxy Voting Oversight Committee (“PVOC”), comprised of Fund officers and the Advisor representative(s), has been established for the purpose of resolving any issues associated with the proxy solicitation process, conflicts of interest, or other matters that may require further review by the Trust.

The Board fulfills its oversight responsibilities in a number of ways, including, but not limited to, review and approval of the Funds’ Proxy Voting Policies and Procedures, annual review of the adequacy and effectiveness of implementation of the Funds’ Proxy Voting Policies and Procedures in connection with the Rule 38a-1 annual report and annual review and adoption of the Guidelines.

31

The Board, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of each Fund’s shareholders, has approved and adopted the proxy voting policies of Institutional Shareholder Services Inc. (“ISS”), a leading national provider of proxy voting administrative and research services. These guidelines are reviewed periodically by ISS, and therefore are subject to change.

The Advisor has confirmed that ISS has the experience, capacity and competence to vote proxies. ISS has in place policies and procedures to reasonably guard against and to resolve any conflicts of interest which may arise in connection with its provision of research analyses, vote recommendations and voting agency services. The Advisor has no affiliation or material business, professional or other relationship with ISS. ISS must disclose or make available to its clients information about any material interest ISS, its supervised persons or its affiliates might have in any matter with regard to which it renders proxy voting advice or other advisory research.

ISS is responsible for making sure proxies are voted in a timely manner. ISS determines how to vote proxies on behalf of Clients pursuant to its pre-determined guidelines. Because the Trust generally votes proxies in accordance with ISS guidelines, the Funds are not expected to encounter any material conflict of interest issues regarding proxy voting. However, if a portfolio manager or other personnel of the Advisor recommends that a particular proxy be voted in a manner that is different from the proposed vote of ISS, the PVOC will consider whether the individual or the Trust’s Advisor has a material conflict of interest with the Fund with regard to voting the proxy and will determine how to vote the proxy. Employees with a question or concern as to whether a material conflict of interest exists and how to resolve the conflict in the best interest of the Fund are be directed to the Trust’s Proxy Voting Oversight Committee.

Each year the Trust files its proxy voting record for the twelve-month period ended June 30 with the SEC on Form N-PX no later than August 31. The records can be obtained on the SEC’s website at www.sec.gov and without charge by calling the Funds at 1-800-422-2766.

DISTRIBUTION OF FUND SHARES

Quasar Distributors, LLC (the “Distributor”), located at 615 East Michigan Street, Milwaukee, WI 53202, is the principal underwriter for shares of the Funds. The Distributor serves pursuant to a Distribution Agreement, which specifies the obligations of the Distributor with respect to offers and sales of Fund shares. The Distribution Agreement provides, among other things, that the Distributor may enter into selling group agreements with responsible dealers and dealer managers as well as sell a Fund’s shares to individual investors. The Distributor is not obligated to sell any specific amount of shares. Prior to February 15, 2010, Tamarack Distributors Inc. (the “Previous Distributor”) served as the principal underwriter for shares of the Funds.

The Distributor was paid the following aggregate commissions on sales of Class A Shares of the Equity Funds and the Access Fund during the fiscal years ended September 30, 2011 and 2012 and for the period from February 15, 2010 to September 30, 2010:

	Fiscal Year Ended September 20, 2012	Fiscal Year Ended September 30, 2011	Period from February 15, 2010 to September 30, 2010
RBC SMID Cap Growth Fund	$257	$3,581	$715
RBC Enterprise Fund	0	150	363
RBC Small Cap Core Fund	50	1,050	25
RBC Microcap Value Fund	0	75	1,584
Access Fund	793	21	0

The Previous Distributor was paid the following aggregate commissions on sales of Class A Shares of the Equity Funds and the Access Fund during the fiscal period from October 1, 2009 through February 14, 2010:

Period from October 1, 2009 to February 14, 2010
RBC SMID Cap Growth Fund	$267
RBC Enterprise Fund	0
RBC Small Cap Core Fund	0
RBC Microcap Value Fund	290
Access Fund	0

32

The Distributor retained the following commissions on sales of Class A Shares of the Equity Funds and the Access Fund during the fiscal years ended September 30, 2011 and 2012 and for the period from February 15, 2010 to September 30, 2010:

	Fiscal Year Ended September 30, 2012	Fiscal Year Ended September 30, 2011	Period from February 15, 2010 to September 30, 2010
RBC SMID Cap Growth Fund	$36	$564	$129
RBC Enterprise Fund	0	22	69
RBC Small Cap Core Fund	8	160	4
RBC Microcap Value Fund	0	11	274
Access Fund	201	5	0

The Previous Distributor retained the following commissions on sales of Class A Shares of the Equity Funds and the Access Fund during the fiscal period from October 1, 2009 to February 14, 2010:

Period from October 1, 2009 to February 14, 2010
RBC SMID Cap Growth Fund	$48
RBC Enterprise Fund	0
RBC Small Cap Core Fund	0
RBC Microcap Value Fund	69
Access Fund	0

Distribution Plan

The Trust has adopted a Master Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to each of the Funds. Currently, the Plan applies to Class A of each Equity Fund and Class A Shares of the Access Fund (the “Plan Funds”). The Plan permits each Fund to make payments for, or to reimburse the Distributor for, distribution-related costs and expenses of marketing shares of each covered Class, subject to limits as listed in the following chart, which shows the maximum Plan fee rate for each Class.

Class A

12b-1 Plan Fee	0.25%*

Plan fees are based on average annual daily net assets of Class A Shares. Up to 0.25% of each Plan fee may be designated as a Service Fee, as defined in applicable rules of the Financial Industry Regulatory Authority. A Plan fee may be waived voluntarily, in whole or in part, by the Distributor, subject to applicable legal requirements.

Covered costs and expenses include: (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising; (ii) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses; (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or institution receiving such fees; (iv) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (v) such other similar services as an executive officer of the Trust determines to be reasonably calculated to result in the sale of shares of a Plan Fund.

Each Plan contains standard provisions conforming to the requirements of Rule 12b-1, requiring quarterly reports to the Board regarding expenses under the Plan, and provisions regarding the commencement, continuation, amendment and termination of the Plan. Any agreement related to the Plan shall be in writing and contain standard provisions conforming to the requirements of Rule 12b-1 regarding commencement, continuation, amendment and termination.

Each Plan provides that it may not be amended to increase materially the costs which the Plan Funds or a class of shares of the Plan Funds may bear pursuant to the Plan without shareholder approval and that other material amendments of the Plans must be approved by the Board of Trustees, and by the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the particular Plan or any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust have been committed to the discretion of the Trustees who are not “interested persons” of the Trust. The Plans with respect to each of the Plan Funds were approved by the Board of Trustees and by the Trustees who are neither “interested persons” nor have any direct or indirect

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financial interest in the operation of any Plan (“Plan Trustees”) at an in-person meeting held December 16, 2005. Prior to the reorganization, the Plans for the predecessors to the Plan Funds were approved by the Board of Directors of the predecessor funds and by the plan directors who were neither “interested persons” nor had any direct or indirect financial interest in the operation of any Plan (“Plan Director”), by vote cast in person at a meeting held on April 26, 1994 called for the purpose of voting on the Plans, and by the sole shareholder of each class of shares of each of those Plan Funds on April 26, 1994. The Plan with respect to the Access Fund was approved by the Board of Trustees by vote cast in person at a meeting held on December 3, 2008. The continuance of the Plans is subject to similar annual approval by the Trustees and the Plan Trustees. Each Plan is terminable with respect to a class of shares of a Plan Fund at any time by a vote of a majority of the Plan Trustees or by vote of the holders of a majority of the shares of the class. The Board of Trustees has concluded that there is a reasonable likelihood that the Plans will benefit the Plan Funds and their shareholders.

The Plans are designed to enhance distribution and sales of the Plan Funds and increase assets in the Plan Funds, benefiting Plan Fund shareholders by permitting potential economies of scale in service provider fees.

For the fiscal year ended September 30, 2012, 12b-1 fees were paid by the Funds as shown in the following table. All of the amounts shown were paid as compensation to service organizations and broker/dealers for services in connection with distribution of Fund shares.

Class A Shares
RBC SMID Cap Growth Fund	$70,194
RBC Enterprise Fund	$3,235
RBC Small Cap Core Fund	$6,603
RBC Microcap Value Fund	$10,077
Access Fund	$10,604

Additional Payments. The Advisor may make additional payments, out of its own resources and at no additional cost to the Funds or their shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions, including affiliates of the Advisor (“Intermediaries”) in connection with the provision of administrative services; the distribution of the Funds’ shares; reimbursement of ticket or operational charges (fees that an institution charges its representatives for effecting transactions in the Funds’ shares). No one factor is determinative of the type or amount of such additional payments to be provided and all factors are weighed in the assessment of such determination. Generally, no Intermediary is precluded from considering any of these factors in negotiating such additional payments on its behalf and, unless otherwise disclosed as a special arrangement, no Intermediary is precluded from negotiating the same or similar additional payments arrangement on the same terms as another Intermediary. The Advisor also may make inter-company payments out of its own resources, and at no additional cost to the Funds or shareholders, to RBC Capital Markets, LLC, in recognition of administrative and distribution-related services provided by RBC Capital Markets, LLC to shareholders. In addition, certain Intermediaries may receive fees from the Funds for providing recordkeeping and other services for individual shareholders and/or retirement plan participants. Financial consultants and other registered representatives of Intermediaries may receive compensation payments from their firms in connection with the distribution or servicing of Fund shares.

ADMINISTRATIVE SERVICES

The Advisor serves as Co-Administrator to the Funds. The Advisor provides certain administrative services necessary for the operation of the Funds, including among other things, (i) responding to inquiries from shareholders, brokers, dealers and registered representatives of the Funds, (ii) preparing the Trust’s registration statement, proxy statements and all annual and semi annual reports to Fund shareholders, and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Funds’ Advisor, Distributor, custodian, independent accountants, legal counsel and others. In addition, the Advisor furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Funds’ officers, employees and Trustees affiliated with the Advisor. For administrative services provided to the Equity Funds, the Advisor receives from each Equity Fund a fee, payable monthly, at the annual rate of 0.075% of each Equity Fund’s average daily net assets. The Advisor does not receive a fee for administrative services provided to the Access Fund.

For the fiscal years ended September 30, 2010, 2011 and 2012, the administrative services fees paid to the Advisor for each Equity Fund were as follows:

Fiscal Year Ended	RBC Mid Cap Value Fund[1]	RBC SMID Cap Growth Fund	RBC Enterprise Fund	RBC Small Cap Core Fund	RBC Microcap Value Fund
September 30, 2012	$1,546	$48,796	$77,074	$40,806	$92,606
September 30, 2011	$1,521	$53,957	$107,277	$39,097	$109,318
September 30, 2010	$920	$45,095	$104,413	$32,658	$123,893

1 The RBC Mid Cap Value Fund commenced operations on December 31, 2009.

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BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as Co-Administrator to the Funds and provides facilities, equipment and personnel to carry out certain administrative services related to the Funds. BNY Mellon also serves as the fund accounting agent for each of the Funds and provides certain accounting services such as computation of the Funds’ net asset value and maintenance of the Funds’ books and financial records. Under the Administration and Accounting Services Agreement, BNY Mellon receives a fee for its services payable by the Funds based on the Funds’ average net assets. BNY Mellon became the Funds’ co-administrator and fund accounting agent on October 8, 2007. For the fiscal years ended September 30, 2010, 2011 and 2012, BNY Mellon received the following fees for fund administration and accounting services:

Fiscal Year Ended	RBC Mid Cap Value Fund[1]	RBC SMID Cap Growth Fund	RBC Enterprise Fund	RBC Small Cap Core Fund	RBC Microcap Value Fund	Access Fund
September 30, 2012	$25,092	$28,242	$30,127	$27,709	$31,163	$53,508
September 30, 2011	$25,070	$28,729	$32,288	$27,742	$32,424	$52,502
September 30, 2010	$18,828	$28,005	$31,960	$27,176	$33,258	$52,914

1 The RBC Mid Cap Value Fund commenced operations on December 31, 2009.

DETERMINATION OF NET ASSET VALUE

The net asset value (“NAV”) per share for each class of shares of each Fund normally is determined, and its shares normally are priced, at the close of each business day for the New York Stock Exchange (“NYSE”), or 4:00 p.m. Eastern time, whichever is earlier (“Value Time”), on days that the NYSE is open or (at the Fund’s option) on days the primary trading markets for the Funds’ portfolio instruments are open (“Value Date”). The NAV per share of each class of shares of the Funds is computed by dividing the value of net assets of each class (i.e., the value of the assets less the liabilities) by the total number of outstanding shares of the class. All expenses, including fees paid to the Advisor and Co-Administrators, are accrued daily and taken into account for the purpose of determining the NAV.

Portfolio Security Valuation. The value of an equity security traded on one or more U.S. exchanges (and not subject to restrictions against sale by the Fund on such exchanges) will be valued at the last available quoted sale price on the primary trading exchange for the security as of the Value Time on the Value Date. If there was no sale on the primary exchange on the Value Date, the most recent bid shall be used. Securities for which the NASDAQ Stock Market, Inc. (“NASDAQ”) provides a NASDAQ Official Closing Price (“NOCP”) will be valued at the NOCP. Over-the-counter common and preferred stocks quoted on NASDAQ or in another medium for which no NOCP is calculated by NASDAQ and securities traded on an exchange for which no sales are reported on the Value Date are valued at the most recent bid quotation on the Value Date on the relevant exchange or market as of the Value Time. An equity security not traded in the United States but listed on a foreign exchange shall be valued at the closing price on the principal foreign exchange where the security is traded, and if a closing price is not available the last bid price shall be used. Investment company securities are valued at the net asset value per share calculated for such securities on the Value Date. Exchange-traded options, futures and options on futures are valued at their most recent sale price on the exchange on which they are primarily traded. Equity securities for which market quotations (i) are not readily available or (ii) do not accurately reflect the value of the securities, as determined by the Advisor, are valued at fair value using the Trust’s pricing and valuation procedures. Significant bid-ask spreads, or infrequent trading may indicate a lack of readily available market quotations.

Debt securities will generally be priced at the value determined by an approved pricing agent using methods such as matrix pricing, its proprietary calculation model or dealer-supplied valuations. When a market value is not readily available from a pricing service or independent broker-dealer, the value obtained is deemed to be unreliable, or there is a significant valuation event affecting the value of a security, the “fair value” of a security shall be determined by the Valuation Committee in accordance with Fund procedures. Fixed income securities with 60 days or less to maturity at the time of purchase may be valued at amortized cost, unless such method is determined by the pricing committee to be inappropriate due to credit or other impairments of the issuer.

Generally, foreign equity securities denominated in foreign currencies are valued in their national currency at the latest available quoted sale price as of the close of trading on the foreign exchange or other principal market on which the security is traded. In the absence of current trading activity, the securities will be valued at the last bid quotation. The value is then converted into its U.S. dollar equivalent using the foreign exchange quotation received from the vendor as of 4:00 p.m. Eastern time.

Other types of securities and assets owned by a Fund (for example, rights and warrants) are valued using procedures contained in the Trust’s pricing and valuation procedures.

In situations where it is determined that market quotations are not readily available from a pricing service or independent broker-dealer, or if the valuations are deemed to be unreliable or do not accurately reflect the value of the securities, Board-approved “fair valuation” methodologies will be used. “Fair value” shall be deemed to be the amount that the Fund might reasonably expect to

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receive for the security (or asset) upon its current sale. Each such determination will be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Under the Trust’s pricing and valuation procedures, fair valuation methodologies may also be used in situations such as (i) a price is determined to be stale (for example, it cannot be valued using the standard pricing method because a recent sale price is not available) on more than five consecutive days on which a Fund calculates its NAV; or (ii) a significant valuation event is determined to have occurred pursuant to the Trust’s pricing and valuation procedures. A significant valuation event may include, but is not limited to, one or more of the following: (i) a significant event affecting the value of a security or other asset of the Fund that is traded on a foreign exchange or market has occurred between the time when the foreign exchange or market closes and the Value Time; (ii) one or more markets in which a security or other asset of the Fund trades is closed for a holiday on a Fund Value Date or, has closed or is disrupted as a result of unusual or extraordinary events (e.g., natural disasters, civil unrest, imposition of capital controls, etc.); (iii) there is an unusually large movement, between the Value Time on the previous day and today’s Value Time, in the value of one or more securities indexes that the Fund uses as a “benchmark” or that are determined by the Pricing Committee to be relevant to the Fund’s portfolio investments; or (iv) some other market or economic event (e.g., a bankruptcy filing) would cause a security or other asset of the Fund to experience a significant change in value. If it has been determined that a significant valuation event has occurred, the Board may value each security pursuant to the Trust’s fair value pricing procedures.

PORTFOLIO TRANSACTIONS

Pursuant to the Investment Advisory Agreements, the Advisor places orders for the purchase and sale of portfolio investments for the Funds’ accounts with brokers or dealers it selects in its discretion.

Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded other than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with the Funds, the Advisor or the Distributor are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC or the transaction complies with requirements of certain SEC rules applicable to affiliated transactions.

Trade Allocation and Aggregation

Investment decisions for the Funds, and for the other investment advisory clients of the Advisor, are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. At times, two or more clients may also simultaneously purchase or sell the same security. In these cases, the Advisor may combine or aggregate purchase or sale orders for more than one client including the Funds. Such aggregation may be able to reduce commission costs or market impact costs on a per-share and per-dollar basis. The decision to aggregate is only made after a determination that: the aggregation will not result in favoring any account over another; it does not systematically advantage or disadvantage any account; it does not receive any additional compensation or remuneration solely as the result of the aggregation; and each participating account will receive the average share price and will share pro rata in the transaction costs. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Equity Aggregation & Allocation
There may be occasions when equity clients may pay disparate transaction costs due to minimum charges per account imposed by either the broker effecting the transaction or the Funds’ custodian. If there is an open order and a subsequent similar order for the same security for a different account is received by the Advisor’s trading desk, such subsequent order will generally be aggregated with any remainder of the original order consistent with the considerations set forth above.

The Advisor may determine that an equity order will not be aggregated with other orders for a number of reasons. When the Advisor determines that multiple orders cannot be aggregated for equity clients, procedures have been adopted that seek to ensure client account orders are treated fairly and equitably over time.

Fixed Income Aggregation & Allocation
The Advisor is committed to ensuring that client account orders are treated fairly and equitably over time. We recognize that certain types of securities may be better suited for particular accounts given each account’s benchmarks and/or investment restrictions. In allocating orders to fixed income clients, we first determine that the securities are consistent with guidelines and a particular style of account. We then addresses specific account needs, which generally include, among other factors, a review of portfolio duration, sector allocation, security characteristics, cash positions and typical size of positions within the account.

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In most instances, the portfolio manager prioritizes the allocation of a bond among accounts in order to meet the best “fit and need.” Factors considered in such prioritization include: specific needs, amount of cash available, state specific needs, amount of portfolio in similar types of credits, current maturity structure of portfolio, and whether the account was allocated bonds in recent purchases. As a result of this approach, not all eligible accounts will participate in every available opportunity. It is our policy to allocate various purchases over time in a manner that is fair to all clients and we monitor these allocations to help ensure this occurs.

Trading Costs

Trading involves transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. The Funds may purchase securities during an underwriting, which will include an underwriting fee paid to the underwriter. Purchases and sales of common stocks are generally placed by the Advisor with broker-dealers which, in the judgment of the Advisor provide prompt and reliable execution at favorable security prices and reasonable commission rates.

The Advisor is obligated to exercise its fiduciary obligation to seek and obtain best execution of Fundstransactions under the circumstances of the particular transaction. The Advisor seeks to satisfy its best execution obligation by creating the conditions under which best execution is most likely to occur, i.e., by following policies and procedures designed to achieve it.

The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Board of Trustees, the Advisor is primarily responsible for portfolio decisions and the placing of portfolio transactions. While the Advisor generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Broker-Dealer Selection

The Advisor’s objective for each transaction is to seek the broker most capable of providing the brokerage services necessary in obtaining the best execution, while taking into consideration factors such as: ability to minimize trading costs, level of trading expertise, infrastructure, ability to provide information or services, financial condition, confidentiality provided by broker-dealer, evaluations of execution quality, ability to prospect for and find liquidity, overall responsiveness, and willingness to commit capital. These considerations (and others as relevant) guide the selection of the appropriate venue (e.g., an ECN or alternative trading system (“ATS”), a traditional broker, or a crossing network, etc.) in which to place an order and the proper strategy with which to trade.

The Advisor may not consider sales of RBC Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the RBC Funds.

Consistent with achieving best execution, a Fund may participate in “commission recapture” programs, under which brokers or dealers used by the Fund remit a portion of brokerage commissions to the particular Fund from which they were generated. Subject to oversight by the Funds’ Board of Trustees, the Advisor is responsible for the selection of brokers or dealers with whom a Fund executes trades and for ensuring that a Fund receives best execution in connection with its portfolio brokerage transactions. Participation in a commission recapture program is not expected to have a material impact on either expenses or returns of those Funds utilizing the program.

The Advisor may use soft dollars to acquire proprietary or third party of research in equity accounts. The Advisor selects broker-dealers based on their ability to provide quality executions and the belief that the research information and other services provided by such broker-dealer may benefit client accounts, including the Funds. Accordingly, higher commissions may be paid if the Advisor determines in good faith the value of the brokerage and/or research services provided is reasonable in relation to another broker.

The Advisor’s Equity Trade Oversight Committee regularly reviews the soft dollar arrangements to ensure that soft dollar arrangements are consistent with Section 28(e) of the Exchange Act, commissions are priced at competitive levels, that best execution is sought, and the brokerage and research services being paid for with soft dollars continue to be used to directly assist us in our investment decision-making process.

By allocating transactions in this manner, the Advisor can supplement their research and analysis with the views and information of securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Advisor in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The advisory fees paid by the Funds are not reduced because the Advisor and their affiliates receive such services.

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The following table shows total brokerage commissions paid by the Funds in the last three fiscal years.

Total Brokerage Commissions

	Fiscal Year Ended
Fund	September 30, 2012	September 30, 2011	September 30, 2010
RBC Mid Cap Value Fund[1]	$9,715	$10,779	$13,137
RBC SMID Cap Growth Fund	22,607	28,071	66,394
RBC Enterprise Fund	140,586	268,768	265,739
RBC Small Cap Core Fund	75,681	74,148	77,977
RBC Microcap Value Fund	64,583	94,808	194,425
Access Fund	14,442	15,426	22,045

1 The RBC Mid Cap Value Fund commenced operations on December 31, 2009.

The Funds did not engage in any brokerage transactions involving any broker-dealers that are affiliated with the Trust or the Advisor during the fiscal years ended September 30, 2012, 2011 and 2010.

As of September 30, 2012, the following Funds held investments in securities of their regular broker-dealers:

Investments in Regular Broker-Dealers

Fund	Issuer	Aggregate Value of Issuer’s Securities Owned as of 9/30/12
RBC SMID Cap Growth Fund	JP Morgan	$1,417,345
RBC SMID Cap Growth Fund	Raymond James Financial	1,062,850
RBC Enterprise Fund	JP Morgan	3,361,655
RBC Small Cap Core Fund	JP Morgan	1,551,721
RBC Microcap Value Fund	JP Morgan	4,236,055
RBC Mid Cap Value Fund	JP Morgan	167,073
Access Fund	JP Morgan	4,333,316

PORTFOLIO TURNOVER

Changes may be made in the Funds’ portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of total purchases or sales of portfolio securities by the average monthly value of the Fund’s portfolio securities. Higher portfolio turnover rates may result in higher brokerage expenses. The portfolio turnover rates for each of the Funds during the last five fiscal years are set forth in the Financial Highlights section of each Fund’s Prospectus.

TAXATION

The following is a summary of certain additional tax considerations generally affecting a Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxation” section is based on the Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

TAXATION OF THE FUNDS. Each Fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Code. If a Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

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In order to qualify for treatment as a regulated investment company, each Fund must satisfy the following requirements:

•

Distribution Requirement—A Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•

Income Requirement—A Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

•

Asset Diversification Test—A Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by a Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect a Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, a Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, a Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

Each Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If a Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that a Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on a Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, a Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio Turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions—Distributions of Capital Gains” below.

Capital Loss Carryovers. The capital losses of a Fund, if any, do not flow through to shareholders. Rather, a Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”), rules similar to those that apply to capital loss carryovers of individuals are made applicable to RICs. Thus, if a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (the date of enactment of the RIC Mod Act), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital

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losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of a Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of a Fund beginning on or before December 22, 2010, the Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of a Fund. An ownership change generally results when shareholders owning 5% or more of a Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of a Fund beginning on or before December 22, 2010, to expire unutilized), thereby reducing a Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund’s shareholders could result from an ownership change. The Funds undertake no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Fund’s control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change. Additionally, if a Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by a Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of Late Year Losses. A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions - Distributions of capital gains” below). A “qualified late year loss” includes:

(i)	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

(ii)

the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.

Undistributed Capital Gains. A Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Funds currently intend to distribute net capital gains. If a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal Excise Tax. To avoid a 4% non-deductible excise tax, a Fund must distribute by December 31 of each year an amount equal to: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. A Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, a Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign Income Tax. Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested in various

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countries is not known. Under certain circumstances, a Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

TAXATION OF FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by a Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Funds will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of Net Investment Income. Each Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of a Fund, constitutes a Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “Qualified Dividend Income for Individuals” and “Dividends-Received Deduction for Corporations”

Distributions of Capital Gains. Each Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital. Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, a Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs (see, “Tax Treatment of Portfolio Transactions —Investments in U.S. REITs” below).

Qualified Dividend Income for Individuals. With respect to taxable years of a Fund beginning before January 1, 2013 (unless such provision is extended, possibly retroactively to January 1, 2013, or made permanent), ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to a Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before a Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by a Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both a Fund and the investor. Specifically, the amount that a Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by a Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of shares, a Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized

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appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. A Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-Through of Foreign Tax Credits. If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See, “Tax Treatment of Portfolio Securities – Securities Lending” below.

U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Declared in December and Paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare Tax. For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

SALES, EXCHANGES, AND REDEMPTIONS. Sales, exchanges and redemptions (including redemptions in-kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax Basis Information. The Funds are required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Funs (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in a Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, or shareholders investing in a money market fund that maintains a stable net asset value. When required to report cost basis, the Funds will calculate it using the Funds’ default method of average cost, unless you instruct a Fund in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Funds do not recommend any particular method of determining cost basis, and the use of other

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methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify a Fund in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Funds’ default method of average cost, other cost basis methods offered by the Trust, which you may elect to apply to covered shares, include:

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Single Account Average Cost (SAAC) — the total cost basis of both covered shares and “noncovered shares” (as defined below) in an account are averaged to determine the basis of shares. By electing the single account average cost method, your noncovered shares will be redesignated as covered shares. This election is only available for current shareholders of the Funds.

•	First-In First-Out (FIFO) — depletes shares in the order of the acquisition date; the oldest shares are redeemed first.

•	Last-In First-Out (LIFO) — depletes shares in the order of the acquisition date; the newest shares are redeemed first.

•	High Cost (HIFO) — depletes shares in the order of highest cost per share; the most expensive shares are redeemed first.

•	Low Cost (LOFO) — depletes shares in the order of lowest cost per share; the least expensive shares are redeemed first.

•	Loss/Gain Utilization (LGUT) — depletes shares with losses prior to shares with gains and short-term shares prior to long-term shares.

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Specific Lot Identification — depletes shares according to the lots chosen by the shareholder. If insufficient shares are identified at the time of disposition, then a secondary default method of first-in first-out will be applied.

You may elect any of the available methods detailed above for your covered shares. If you do not notify a Fund in writing of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Fund (“noncovered shares”) you may own, unless you elect single account average cost. You may change from average cost to another cost basis method for covered shares at any time by notifying a Fund in writing, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

With the exception of the specific lot identification method, the Trust first depletes noncovered shares in first in, first out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.

A Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However a Fund is not required to, and in many cases a Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Tax Shelter Reporting. Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.

TAX TREATMENT OF PORTFOLIO SECURITIES. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, effect the amount, character and timing of

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dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Description of Securities and Investment Practices” for a detailed description of the various types of securities and investment techniques that apply to a Fund.

In General. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain Fixed-Income Investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

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Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC Investments. A fund may invest in stocks of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions—Investment in Taxable Mortgage Pools (Excess Inclusion Income)” below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in Non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC Investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund – Foreign Income Tax.” Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in Taxable Mortgage Pools (Excess Inclusion Income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities

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(including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in Partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. For purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in a fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities Lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“OID”) principles.

Investments in Securities of Uncertain Tax Character. A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING. By law, a Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•	provide your correct social security or taxpayer identification number,

•	certify that this number is correct,

•	certify that you are not subject to backup withholding, and

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•	certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. This rate will expire and the backup withholding rate will be 31% for amounts paid on or after January 1, 2013, unless the 28% rate is extended, possibly retroactively to January 1, 2013, or made permanent. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

EFFECT OF FUTURE TAX LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

NON-U.S. SHAREHOLDERS. The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Effective January 1, 2014, the Funds will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required..

Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty) and application of U.S. estate tax.

OTHER INFORMATION

CAPITALIZATION

The Trust is a Delaware statutory trust established under a Certificate of Trust dated December 16, 2003 and currently consists of 14 separately managed portfolios, each of which offers one or more classes of shares. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value per share. The Board of Trustees may establish additional portfolios (with different investment objectives and fundamental policies), or additional classes of shares, at any time in the future. Establishment and offering of additional portfolios or classes will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund or class, each shareholder is entitled to receive his pro rata share of the net assets of that Fund or class. Prior to August 17, 2010, the RBC SMID Cap Growth Fund was known as the RBC Mid Cap Growth Fund.

Access Capital Strategies Community Investment Fund, Inc., the predecessor to the Access Fund, was a non-diversified, continuously offered closed-end interval management investment company incorporated in Maryland on May 14, 1997. Upon inception, the predecessor fund had elected status as a business development company under the 1940 Act until withdrawing its election on May 30, 2006, and registering as a continuously offered, closed-end interval fund under the 1940 Act. On July 28, 2008, the predecessor fund was reorganized into the Access Fund, a non-diversified separate series of the Trust.

VOTING RIGHTS

The Trust is an open-end investment management company and under its Agreement and Declaration of Trust, it is not required to hold annual meetings of each Fund’s shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Agreement and Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, under applicable law, the Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

Each Fund may vote separately on matters affecting only that Fund, and each class of shares of each Fund may vote separately on matters affecting only that class or affecting that class differently from other classes.

The Trust’s shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

OTHER SERVICE PROVIDERS

U.S. Bank, N.A., 1555 N. RiverCrest Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian of the Funds’ assets. U.S. Bank, N.A. is responsible for the safekeeping of the Funds’ assets and for providing related services.

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U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, serves as the transfer agent for the Trust.

BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, provides certain administrative and fund accounting services to the Funds pursuant to an Administration and Accounting Services Agreement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, located at 111 South Wacker Drive, Chicago, Illinois 60606, serves as the independent registered public accounting firm for the Funds and provides audit services and assistance and consultation in connection with review of certain SEC filings.

CODE OF ETHICS

The Trust, the Advisor, and the Distributor have each adopted a code of ethics, as required by applicable law, designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

It is the policy of the Trust to disclose nonpublic Fund portfolio holdings information only when there is a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. It is also the Trust’s policy that no compensation or other consideration may be received by the Trust, the Advisor or any other party in connection with such disclosures. The related procedures are reasonably designed to prevent the use of portfolio holdings information to trade against a Fund, or otherwise use the information in a way that would harm a Fund, and to prevent selected investors from having and using nonpublic information that will allow them to make advantageous decisions with respect to purchasing and selling Fund shares.

The Trust makes portfolio holdings information publicly available in three different ways. With respect to all Funds, complete portfolio holdings information as of the second and fourth fiscal quarter-ends is available in the Funds’ semi-annual and annual reports, which are sent to shareholders and are contained in the Funds’ Form N-CSR filings. The filings are available at www.sec.gov. All Funds also file Form N-Q which contains complete portfolio holdings as of the first and third fiscal quarter-ends and is similarly available on the SEC’s website. In addition, as further described below, all Funds make certain portfolio securities information available on their website which is accessed by using the Funds’ link at www.rbcgam.us. Within 15 days of month-end, each Fund’s top ten holdings are posted on the Funds’ website. Within 10 business days of fiscal quarter-end, each Fund’s complete portfolio holdings are posted on the Funds’ website.

Once portfolio holdings information has been made public, it may be provided to any third party as of the next business day, including actual and prospective individual and institutional shareholders, intermediaries, and affiliates of the Advisor.

The Trust also provides Fund portfolio holdings information outside of the public disclosure described above. Such information is provided only where there is a legitimate business purpose for doing so and the recipient has a duty of confidentiality, including the duty to not trade on such information. Such duty may be based on the recipient’s status (e.g., a fiduciary), or on an agreement between the Trust (or its authorized representative) and the recipient.

Nonpublic holdings information may not be provided without the approval of the Trust’s President or her designate (the Funds’ CFO or CCO). The President or her designate will approve such disclosure only after (1) concluding that disclosure is in the best interests of a Fund and its shareholders, including considering any conflicts of interest presented by such disclosure and (2) ensuring that the recipient has a duty by virtue of a confidentiality agreement, status, contract, or agreement to maintain the confidentiality of the information and not to trade on it.

The Trust has certain ongoing arrangements to provide nonpublic holdings information. No compensation or other consideration is received by the Trust, the Advisor or any other party in connection with such arrangements. The following list identifies the recipients of such information as of the date of this SAI. Unless otherwise stated, there may be no lag between the date of the information and the date on which the information is disclosed pursuant to these arrangements.

Advisor: Nonpublic holdings information and information derived therefrom is provided on a continuous basis to Advisor employees who have a need to know the information in connection with their job responsibilities, such as investment, compliance, and operations personnel. Such individuals are prohibited from trading on the basis of nonpublic holdings information and are subject to the reporting and monitoring obligations of the Advisor’s Code of Ethics and the Trust’s Code of Ethics.

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Advisor Affiliate RBC Global Asset Management Inc. “RBC GAM”: Nonpublic holdings information is made available to certain employees of RBC GAM. Such individuals are prohibited from trading on the basis of nonpublic holdings information and are subject to reporting and monitoring obligations of the RBC GAM Personal Trading Policy.

Trust Board of Trustees: Nonpublic holdings information and information derived therefrom may be provided on a quarterly or more frequent basis to the Board of Trustees, particularly in connection with quarterly Board meetings. Such individuals are prohibited from trading on the basis of Nonpublic Holdings Information and are subject to the reporting and monitoring obligations of the Trust’s Code of Ethics.

Trust Service Providers: U.S. Bank, N.A. (the custodian), U.S. Bancorp Fund Services, LLC (the transfer agent), RBC Global Asset Management (U.S.) Inc. and BNY Mellon Investment Servicing (US) Inc. (the co-administrators), Quasar Distributors, LLC (the distributor), the Trust’s financial printer, website provider and the like may receive nonpublic holdings information on a continuous or other periodic basis, provided that such organization has a duty to maintain the information in confidence, and not to trade on the basis of such information. For example, the Trust’s website provider receives complete Fund holdings on a monthly basis with a four-day delay.

The Trust’s outside counsel, independent trustees’ counsel and independent registered public accounting firm may receive nonpublic holdings information in connection with their services to the Trust, particularly with respect to quarterly Board meetings and the annual fund audits. Each of these is subject to pre-existing fiduciary duties or duties of confidentiality arising from established rules of professional responsibility and ethical conduct.

Fund Ranking and Ratings Organizations: Nonpublic holdings information may be provided to organizations that provide mutual fund rankings, ratings and/or analysis.

When Required by Applicable Law: Nonpublic holdings information may be disclosed to any person as required by applicable laws, rules and regulations. For example, such information may be disclosed in response to regulatory requests for information or in response to legal process in litigation matters.

Access Fund Only: Because of its community investment strategy and the nature of certain of its institutional investors, nonpublic holdings information is provided on an ongoing basis to the investors identified below for the purposes of satisfying their oversight, monitoring, or regulatory reporting/examination responsibilities. There is no compensation or consideration involved in providing such information which is provided as of a month-end, with a delay between the date of the information and when it is provided typically ranging from one day to three weeks. The information is provided to recipients on the condition that it not be used for trading purposes and is not to be shared with third parties except as required to satisfy oversight, monitoring or regulatory reporting/examination obligations. The Trust monitors the recipients’ trading activity in an effort to ensure the information is not being misused. As of September 30, 2012, the following investors receive this nonpublic holdings information at the stated frequencies:

Northfield Bank	Monthly
Amalgamated Bank	Monthly
Oak Valley Community Bank	Monthly
Bristol County Savings Bank	Monthly
Citibank N.A.	Monthly
Capital Bank	Monthly

On an annual basis, the Trust’s Chief Compliance Officer will report to the Board of Trustees on the operation of these policies and procedures, including a list of all parties receiving material nonpublic portfolio holdings information. On a quarterly basis, the Trust’s Chief Compliance Officer will report to the Board of Trustees regarding all approvals for disclosure of material nonpublic information during the previous period.

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

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FINANCIAL STATEMENTS

The Reports of the Independent Registered Public Accounting Firm and financial statements and financial highlights of the Funds included in their most recent Annual Reports dated September 30, 2012, are incorporated herein by reference to such Annual Reports. Copies of such Annual Reports for the Funds are available without charge upon request by writing to RBC Funds Trust, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402, or telephoning (800) 422-2766 or on the Funds’ website at www.rbcgam.us.

The financial statements and financial highlights incorporated in this Statement of Additional Information by reference from the Annual Reports for the Access Capital Community Investment Fund and the RBC Equity Funds have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated herein by reference. Such financial statements and financial highlights have been so incorporated in reliance upon the reports of said firm, which reports are given upon their authority as experts in auditing and accounting.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR THIS STATEMENT OF ADDITIONAL INFORMATION OR INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS SAI OR THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

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APPENDIX A

RATINGS OF DEBT INSTRUMENTS

CORPORATE AND MUNICIPAL BOND RATINGS.

MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”) GLOBAL LONG TERM OBLIGATION RATINGS:

Aaa –	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa –	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A –	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa –	Obligations rated Baa are judged to be medium-grade and subject to moderate risk and as such may possess certain speculative characteristics.

Ba –	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B –	Obligations rated B are considered speculative and are subject to high credit risk.

Caa –	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca –	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C –	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers, 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a ‘(hyb)’ indicator is appended to all ratings of hybrid securities issued by banks, issuers, finance companies, and securities firms.

STANDARD & POOR’S RATINGS GROUP (“S&P”) LONG-TERM ISSUE CREDIT RATINGS:

AAA – An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

A-1

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C – A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D – An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) – The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

STATE, MUNICIPAL NOTES AND TAX EXEMPT DEMAND NOTES

MOODY’S SHORT-TERM OBLIGATION RATINGS:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG-1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG-3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade quality. Debt instruments in this category may lack sufficient margins of protection.

MOODY’S DEMAND OBLIGATION RATINGS:

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale called the Variable Municipal Investment Grade or VMIG rating.

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

A-2

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P MUNICIPAL SHORT-TERM NOTE RATINGS:

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

– Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and

– Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1 – Strong capacity to pay principal and interest. An issue determined to possess very strong capacity to pay debt service is given a plus (+) designation.

SP-2 – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 – Speculative capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS

MOODY’S GLOBAL SHORT TERM RATINGS:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

Prime-1 (P-1) – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

Prime-2 (P-2) – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

Prime-3 (P-3) – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

Not Prime - (NP) – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P SHORT-TERM ISSUE CREDIT RATINGS:

A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 – A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 – A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A-3

B – A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C – A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D – A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings – Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

INTERNATIONAL LONG-TERM CREDIT RATINGS

FITCH RATINGS LTD. (“FITCH”):

International Long-Term Credit Ratings are more commonly referred to as simply “Long-Term Ratings.” International credit ratings relate to either foreign currency or local currency commitments and, in both cases, assess the capacity to meet those commitments using a globally applicable scale. As such, both foreign and local currency international ratings are internationally comparable assessments.

The local currency international rating measures the likelihood of repayment in the currency of the jurisdiction in which the issuer is domiciled and hence does not take account of the possibility that it will not be possible to convert local currency into foreign currency, or make transfers between sovereign jurisdictions (transfer and convertibility (T&C) risk).

Foreign currency ratings additionally consider the profile of the issuer or note after taking into account transfer and convertibility risk. The risk is usually communicated for different countries by the Country Ceiling, which “caps” the foreign currency ratings of most, though not all, issuers within a given country.

Where the rating is not explicitly described in the relevant rating action commentary as local or foreign currency, the reader should assume that the rating is a “foreign currency” rating (i.e. the rating is applicable for all convertible currencies of obligation).

AAA – Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very High Credit Quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High Credit Quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good Credit Quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B – Highly Speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC – Substantial Credit Risk. Default is a real possibility.

CC – Very High Levels of Credit Risk. Default of some kind appears probable.

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C – Exceptionally High Levels of Credit Risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

-	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

-	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

-	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD – Restricted Default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

-	the selective payment default on a specific class or currency of debt;

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the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

-	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; and

-	execution of a distressed debt exchange on one or more material financial obligations.

D – Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

NATIONAL LONG-TERM CREDIT RATINGS

FITCH:

For those countries in which foreign and local currency sovereign ratings are below ‘AAA’, and where there is demand for such ratings, Fitch Ratings will provide National Ratings. It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.

The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned. Under this rating scale, a ‘AAA’ Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.

The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country. Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. It is not related to the rating scale of any other national market. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading. Consequently they are identified by the addition of a special identifier for the country concerned, such as ‘AAA(arg)’ for National Ratings in Argentina.

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In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, the agency’s National Rating definitions may be substituted by the regulatory scales. For instance, Fitch’s National Short-Term Ratings of ‘F1+(xxx)’, ‘F1(xxx)’, ‘F2(xxx)’ and ‘F3(xxx)’ may be substituted by the regulatory scales, eg ‘A1+’, ‘A1’, ‘A2’ and ‘A3’. The below definitions thus serve as a template, but users should consult the individual scales for each country listed on Fitch’s regional websites to determine if any additional or alternative category definitions apply.

AAA(xxx) – ‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

AA(xxx) – ‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A(xxx) – ‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

BBB(xxx) – ‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

BB(xxx) – ‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx) – ‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment. For individual obligations, this rating may indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC(xxx) – ‘CCC’ National Ratings denote that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC(xxx) – ‘CC’ National Ratings denote that default of some kind appears probable.

C(xxx) – ‘C’ National Ratings denote that default is imminent.

RD(xxx) – RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
d. execution of a distressed debt exchange on one or more material financial obligations.

D(xxx) – ‘D’ National Ratings denote an issuer or instrument that is currently in default.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

FITCH:

International Short-Term Credit Ratings are more commonly referred to as simply “Short-Term Ratings”.

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

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F1 – Highest Short-Term Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 – Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3 – Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C – High Short-Term Default Risk. Default is a real possibility.

RD – Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

NATIONAL SHORT-TERM CREDIT RATINGS

FITCH:

F1(xxx) – Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx) – Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx) – Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx) – Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx) – Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD(xxx): Restricted Default. – Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D(xxx) – Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:

The ISO International Code Suffix is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

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RBC FUNDS TRUST
100 SOUTH FIFTH STREET, SUITE 2300
MINNEAPOLIS, MINNESOTA 55402

GENERAL AND ACCOUNT INFORMATION
(800) 422-2766

STATEMENT OF ADDITIONAL INFORMATION

NOVEMBER 27, 2012

For each of the following Funds:

RBC BlueBay Emerging Market Select Bond Fund
Class I: RBESX

RBC BlueBay Emerging Market Corporate Bond Fund
Class I: RBECX

RBC BlueBay Global High Yield Bond Fund
Class I: RGHYX

RBC BlueBay Global Convertible Bond Fund
Class I: RGCBX

RBC BlueBay Absolute Return Fund
Class I: RBARX

This Statement of Additional Information (“SAI”) describes the RBC BlueBay Funds (RBC BlueBay Emerging Market Select Bond Fund, RBC BlueBay Emerging Market Corporate Bond Fund, RBC BlueBay Global High Yield Bond Fund, RBC BlueBay Global Convertible Bond Fund and RBC BlueBay Absolute Return Fund) (each a “Fund” and together the “Funds”) of RBC Funds Trust (the “Trust”) advised by RBC Global Asset Management (U.S.) Inc. (the “Advisor” or “RBC” and sub-advised by BlueBay Asset Management LLP (the “Sub-Advisor” or “BlueBay”).

Each Fund has a distinct investment objective and policies. Shares of the Funds are sold to the public by Quasar Distributors, LLC (the “Distributor”) and are sold as investment vehicles for individuals, institutions, corporations and fiduciaries, including customers of the Advisor or its affiliates.

The Trust is offering an indefinite number of Class I shares. See “Additional Purchase and Redemption Information” and “Other Information — Capitalization” below.

This SAI is not a prospectus and is authorized for distribution only when preceded or accompanied by the prospectus for the RBC BlueBay Funds, dated November 27, 2012 (the “Prospectus”). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The financial statements and related reports of the independent registered public accounting firm in the Funds’ Annual Report for the most recent fiscal year are incorporated by reference into this SAI. Copies of the Annual Report and the Prospectus are available without charge, and may be obtained by writing or calling the Funds at the address or telephone number printed above, or on the Funds’ website at www.rbcgam.us.

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INVESTMENT POLICIES

The investment objective and principal investment strategies of each Fund are set forth in the Funds’ Prospectus. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies. The investment objective of each Fund is a non-fundamental policy of the Fund and may be changed without the approval of the Fund’s shareholders. Unless otherwise indicated, each investment policy and practice applies to all Funds.

DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES

ASSET-BACKED SECURITIES. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. Asset-backed securities are issued by non-governmental entities and carry no direct or indirect government guarantee; the asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations.

Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided.

Like mortgages underlying mortgage-backed securities, automobile sales contracts or credit card receivables underlying asset-backed securities are also subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary much with interest rates, and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in prepayment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity. If consistent with its investment objective and policies, a Fund may invest in other asset-backed securities that may be developed in the future. Certain asset-backed securities may be considered derivative instruments.

CASH MANAGEMENT. Cash and cash equivalents may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses, or they may be used while a Fund looks for suitable investment opportunities. There may also be times when a Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in these types of investments for temporary, defensive purposes. During these times, the Fund may not be able to pursue its primary investment objective and, instead, will focus on preserving its assets.

COMMERCIAL PAPER. The term commercial paper generally refers to short-term unsecured promissory notes. Commercial paper may be issued by both foreign and domestic entities, which may include bank holding companies, corporations, special purpose corporations, financial institutions, and at times government agencies and financial instrumentalities. Investments in commercial paper may be in the form of discounted securities, be issued at par, may be variable rate demand notes and variable rate master demand notes, all with stated or anticipated maturities within 397 days. Commercial paper may be issued as taxable or tax exempt securities. All commercial paper purchased by a Fund must meet minimum rating criteria for that Fund.

CONVERTIBLE SECURITIES. Convertible securities give the holder the right to exchange the security for a specific number of shares of common stock, and entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities include convertible preferred stocks, convertible bonds, notes and debentures, and other securities. Convertible securities typically involve less credit risk than common stock of the same issuer because convertible securities are “senior” to common stock — i.e., they have a prior claim against the issuer’s assets. Convertible securities have

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unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

Investments in convertible bonds may, in addition to normal bond risks and fluctuations, be subject to fluctuations in response to numerous factors, including but not limited to, variations in the periodic operating results of the issuer, changes in investor perceptions of the issuer, the depth and liquidity of the market for convertible bonds and changes in actual or forecasted global or regional economic conditions. In addition, the global bond markets have from time to time experienced extreme price and volume fluctuations. Any such broad market fluctuations may adversely affect the trading price of convertible bonds. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

CORPORATE DEBT SECURITIES. The Funds may invest in corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the applicable rating criteria established for each Fund. The Funds may also invest in hybrid corporate debt, including Tier I and Tier II bank capital securities and bank trust preferred securities.

Corporate debt securities are taxable debt obligations issued by corporations, are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a debt security generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.

After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Sub-Advisor will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Financial Services LLC (“S&P”) or another rating agency change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

CREDIT LINKED NOTES. Credit linked notes and similar structured notes involve a counterparty structuring a note whose value is intended to move in line with the underlying security specified in the note. Unlike financial derivative instruments, cash is transferred from the buyer to the seller of the note. In the event that the counterparty (the party that structures the note) defaults, the risk to the Fund is to that of the counterparty, irrespective of the value of the underlying security within the note. Additional risks result from the fact that the documentation of such notes tends to be highly customized. The liquidity of a credit linked note or similar notes can be less than that for the underlying security, a regular bond or debt instrument, and this may adversely affect either the ability to sell the position or the price at which such a sale is transacted.

DERIVATIVES. A derivative is a financial instrument which has a value that is based on (“derived from”) the value of one or more other assets, such as securities, currencies or commodities. Derivatives include forwards, options, futures, options on futures, and swap agreements (see additional disclosure below.) The risks associated with the use of derivatives are different from, and may be greater than, the risks associated with investing in the underlying asset, index or security on which the derivative is based. Derivatives are highly specialized instruments that require investment and analysis techniques different from those associated with standard bond and equity securities. Using derivatives requires an understanding not only of the underlying asset, index or interest rate, but of the derivative instrument itself, without the benefit of observing the performance of the derivative under all potential market conditions. The Funds, as described in more detail below, may invest in various types of derivatives for the purpose of risk management, for investment purposes, seeking to reduce transaction costs, or otherwise seeking to add value to an individual portfolio when a derivative instrument is more favorably priced relative to the underlying security. The Funds may create long and short positions through derivatives on currencies, interest rates, equities, bonds, and/or debt instruments issued by corporate issuers globally. However, there is no guarantee that a particular derivative strategy will meet these objectives.

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In addition to the risks associated with specific types of derivatives as described below, derivatives may be subject to the following risks: 1) Counterparty risk: the risk of loss due to the failure of the other party to the contract to make required payments or otherwise comply with contract terms; 2) Liquidity risk: the risk that a portfolio may not be able to purchase or sell a derivative at the most advantageous time or price due to difficulty in finding a buyer or seller; or 3) Pricing or Valuation risk: the risk that a derivative may not be correctly priced within a portfolio due to the fluctuating nature of the underlying asset, index or rate. There is also the risk that the fluctuations in value of a derivative will not correlate perfectly with that of the underlying asset, index or rate. Finally, the decision to purchase or sell a derivative depends in part upon the ability of the Sub-Advisor to forecast certain economic trends, such as interest rates. If the Sub-Advisor incorrectly forecasts these trends, or in the event of unanticipated market movement, there is a risk of loss to the portfolio upon liquidation of the derivative.

The U.S. Securities and Exchange Commission (“SEC”) takes the position that transactions that are functionally similar to borrowings or that create leveraged exposures can be viewed as issuances of “senior securities” by a Fund. To prevent such transactions being viewed as “senior securities” subject to the Investment Company Act of 1940, as amended (the “1940 Act”), prohibition, a Fund may (1) maintain an offsetting investment; (2) segregate liquid assets equal to the value of the Fund’s potential exposure under the leveraged transactions; or (3) maintain other “cover” for the transaction as permitted by SEC guidance. In many cases, a Fund is required to cover its open position by maintaining segregated liquid assets equal to the derivative contract’s full, notional value. The Funds reserve the right to modify their asset segregation policies in the future to comply in the positions from time to time articulated by the SEC or its staff regarding asset segregation. However, with respect to certain instruments that are contractually required to “cash-settle,” a Fund is permitted to maintain a “cover” in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability if any) rather than the notional value. By earmarking assets equal to only its net obligation under cash-settled contracts, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to earmark assets equal to the full notional value of such contracts. Fund transactions subject to the “senior security” prohibition are marked-to-market daily to assure that liquid assets equal to the potential exposure created by these transactions are maintained. These “cover” requirements may require that securities be sold or purchased in adverse market conditions. Further, maintaining segregated assets to cover “senior securities” transactions may result in such securities being unavailable for other investment purposes or to satisfy redemptions.

Futures. The Funds may enter into futures contracts, which are contracts between two parties for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges. Futures contracts may be based on various securities, securities indexes, interest rates, foreign currencies and other financial instruments and indexes. A Fund may not invest more than 15% of its net assets in premiums and margins on options and futures.

A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. Each Fund may engage in such futures transactions in an effort to hedge against market risks and to manage its cash position. This investment technique is designed primarily to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which these Funds hold or intend to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it affects anticipated purchases. Each Fund may also engage in futures transactions for investment purposes in order to efficiently or quickly attain exposure to desired securities or markets, and such investments may involve leverage.

While futures contracts provide for the delivery of securities, deliveries usually do not occur. Futures contracts can be terminated by entering into offsetting transactions. In addition, a Fund may invest in futures contracts that are contractually required to be “cash-settled,” rather than requiring the delivery of the securities. The Fund will cover its obligations under the futures transactions in which it participates by either (i) holding offsetting positions that appropriately equal the daily market value of the Fund’s position in the futures contract (less the initial margin and any variation margins deposited with a futures commission merchant); or (ii) accruing such amounts on a daily basis and maintaining segregated assets to cover the futures contract. With respect to a futures contract that is not contractually required to “cash-settle,” a Fund must cover its open position by maintaining segregated assets equal to the contract’s full, notional value. However, the Fund may net non-cash settled futures contracts if the futures have the same expiration date and underlying instruments. With respect to a futures contract that is contractually required to “cash-settle” the Fund is permitted to maintain segregated assets in an amount equal

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to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled future contracts a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Options. A Fund may write (or sell) put and call options on the securities that the Fund is authorized to buy or already holds in its portfolio. A Fund may also purchase put and call options. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed-upon exercise (or “strike”) price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. A Fund may not invest more than 15% of its net assets in premiums and margins on options and futures.

A Fund may sell “covered” put and call options as a means of hedging the price risk of securities in the Fund’s portfolio. The sale of a call option against an amount of cash equal to the potential liability of a put constitutes a “covered put.” When a Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option will generally expire without being exercised and the Fund will realize as profit the premium paid for such option. When a call option of which a Fund is the writer is exercised, the option holder purchases the underlying security at the strike price and the Fund does not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities. At the time a Fund writes a put option or a call option on a security it does not hold in its portfolio in the amount required under the option, it will establish and maintain a segregated or earmarked account consisting solely of liquid assets equal to its liability under the option, in accordance with procedures approved by the Trust that are intended to address potential leveraging issues.

Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. This information is carefully monitored by the Sub-Advisor and verified in appropriate cases. All OTC derivative counterparties will be approved consistent with the Advisor’s and Sub-Advisor’s policies and procedures. OTC options are subject to the Funds’ 15% limit on investments in securities which are illiquid or not readily marketable (see “Investment Restrictions”), provided that OTC option transactions by a Fund with a primary U.S. Government securities dealer which has given the Fund an absolute right to repurchase according to a “repurchase formula” will not be subject to such 15% limit.

It may be a Fund’s policy, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund’s interest to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying securities. A closing purchase transaction consists of a Fund purchasing an option having the same terms as the option sold by the Fund and has the effect of canceling the Fund’s position as a seller. The premium which a Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by a Fund are exercised and the Fund either delivers portfolio securities to the holder of a call option or liquidates securities in its portfolio as a source of funds to purchase securities put to the Fund, the Fund’s portfolio turnover rate may increase, resulting in a possible increase in short-term capital gains and a possible decrease in long-term capital gains.

The purchase and writing of options involve certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option

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may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, a Fund may be unable to close out a position. If a Fund cannot affect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even if it might otherwise be advantageous to do so.

Options on Futures Contracts. The Funds may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade and enter into related closing transactions to attempt to gain additional protection against the effects of interest rate, currency or equity market fluctuations. There can be no assurance that such closing transactions will be available at all times. In return for the premium paid, such an option gives the purchaser the right to assume a position in a futures contract at any time during the option period for a specified exercise price.

A Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, the sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract.

The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts. A Fund may purchase call options on futures contracts in anticipation of a market advance when it is not fully invested.

A Fund may write a call option on a futures contract in order to hedge against a decline in the prices of the index or debt securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, a Fund would pay more than the market price for the underlying securities or index units. The net cost to that Fund would be reduced, however, by the premium received on the sale of the put, less any transaction costs.

Risks of Futures and Related Options Investments. There are several risks associated with the use of futures contracts and options on futures contracts. While a Fund’s use of futures contracts and related options for hedging may protect the Fund against adverse movements in the general level of interest rates or securities prices, such transactions could also preclude the opportunity to benefit from favorable movement in the level of interest rates or securities prices. There can be no guarantee that the Sub-Advisor’s forecasts about market value, interest rates and other applicable factors will be correct or that there will be a correlation between price movements in the hedging vehicle and in the securities being hedged. The skills required to invest successfully in futures and options may differ from the skills required to manage other assets in a Fund’s portfolio. An incorrect forecast or imperfect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the Fund’s return might have been better had hedging not been attempted.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed. The potential risk of loss to a Fund from a futures transaction is unlimited.

A Fund will enter into only those futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or are quoted on an automated quotation system. Pursuant to claims for exemption filed with the Commodity Futures Trading Commission (“CFTC”) and/or the National Futures Association on behalf of the Funds, the Funds are not deemed to be a “commodity pool” and the Advisor and the Sub-Advisor are not deemed to be a “commodity pool operator” under the Commodity Exchange Act (“CEA”) and the Funds and the Advisor and the Sub-Advisor are not subject to registration or regulation as such under the CEA. However, the CFTC has recently adopted amendments to the exemptive rule under which the Funds and the Advisor and the Sub-Advisor are not subject to registration or regulation under the CEA. Such amendments will not become effective until additional proposed rule amendments under the CEA are adopted, the timing of which is not yet known. When effective, such amendments may require the Funds to comply with regulatory obligations and restrictions under the CEA, which may affect a Fund’s expenses or its use of derivative instruments. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading

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on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or a Fund could incur losses as a result of changes in the exchange rate.

A Fund will incur brokerage fees in connection with its futures and options on futures transactions, and it will be required to segregate funds for the benefit of brokers as margin to guarantee performance of these contracts. In addition, while such contracts will be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while a Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for that Fund than if it had not entered into any such contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. A Fund may be required to segregate certain of its assets in respect of derivative transactions entered into by a Fund. As open-end investment companies, registered with the SEC, the Funds are subject to federal securities laws, including the 1940 Act, related rules and various SEC and SEC Staff positions. In accordance with these positions, with respect to certain kinds of derivatives, each Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC or Staff-approved measures while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled forwards or futures a Fund will have the ability to employ leverage to a greater extent than if the Fund was required to segregate assets equal to the full notional value of such contracts. The Funds reserve the right to modify their asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its Staff.

Foreign Currency Options. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Employing hedging strategies with options on currencies does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar. The Funds will not speculate in options on foreign currencies.

There is no assurance that a liquid secondary market will exist for any particular foreign currency option or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions, in particular options. If a Fund cannot close out an option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of underlying assets.

Forward Foreign Currency Exchange Contracts. Each Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect the Funds against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

The precise matching of the value of forward contracts and the value of the securities involved will not generally be possible since the future value of the securities in currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Projection of short-term currency movements is extremely difficult, and the successful execution of a short-term hedging strategy is uncertain. There can be no assurance that new forward contracts or offsets will always be available to the Funds.

Swap Agreements. The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security indexes, specific securities, total return swaps, options on interest rate swaps and credit default swaps. A swap

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agreement is an agreement between two parties (generally referred to as the counterparties) to exchange payments at specified dates calculated on a specific asset, interest rate, or index. The payments are based on the specific dollar amount (generally referred to as the notional amount), invested in the asset, interest rate, or index. Generally swap agreements are structured so that the specified payments due from each counterparty are netted, with net payment being made only to the counterparty entitled to receive such payment.

As is the case with most investments, swap agreements are subject to market risk, and there can be no guarantee that the Sub-Advisor will correctly forecast the future movements of interest rates, indexes or other economic factors. The use of swaps requires an understanding of investment techniques, risk analysis and tax treatment different than those of the Fund’s underlying portfolio investments. Swap agreements may be subject to liquidity risk, when a particular contract is difficult to purchase or sell at the most advantageous time. Swap agreements may be subject to the Fund’s limitations on illiquid securities.

Swap agreements are also subject to pricing risk which can result in significant fluctuations in value relative to historical prices. Significant fluctuations in value may mean that it is not possible to initiate or liquidate a swap position in time to avoid a loss or take advantage of a specific market opportunity. Swaps are also subject to counterparty risk, which is the risk that the other party to the agreement will fail to make required payments at the specified time. The swap market is dominated by a small group of counterparties whose size and portfolio complexity may render meaningful credit evaluation difficult or impossible. The swap market is relatively new and is largely unregulated. It is possible that changes in the market, including potential government regulation, could adversely affect a Fund’s ability to terminate an existing swap agreement or affect the amount to be realized under an agreement.

The purchaser of an option on an interest rate swap, also known as a “swaption,” upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the swaption as the counterparty.

The purchaser of a credit default swap (“CDS”), has the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). CDS include credit default swaps, which are contracts on individual securities, and CDX, which are contracts on baskets or indices of securities. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund will earmark and reserve assets, in cash or liquid securities, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In cases where a Fund is a seller of a CDS or CDX contract, the Fund will earmark and reserve assets, in cash or liquid securities, to cover its obligation. In some cases, where the Fund is a seller of a swap contract that provides for the netting of payments, the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to the swap contract will be accrued on a daily basis and an amount of segregated assets having an aggregate market value at least equal to the accrued excess will be maintained to cover the transaction.

DISTRESSED DEBT SECURITIES. A Fund may invest in distressed debt securities. Investment in such distressed debt securities involves purchases of obligations of companies that are experiencing significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Acquired investments may include senior or subordinated debt securities, bank loans, promissory notes and other evidences of indebtedness, as well as payables to trade creditors. Although such purchases may result in significant investor returns, they involve a substantial degree of risk and may not show any return for a considerable period of time. In fact, many of these investments ordinarily remain unpaid unless and until the company reorganizes and/or emerges from bankruptcy proceedings, and as a result may have to be held for an extended period of time. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial distress is unusually high. There is no assurance that the Sub-Advisor will correctly evaluate the nature and magnitude of the various factors that could affect the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company in which a Fund invests, an investor may lose its entire investment or may be required to accept cash or securities with a value less than the original investment. Under such circumstances, the returns generated from the investment may not compensate a Fund adequately for the risks assumed.

Investing in distressed debt can also impose duties on the Sub-Advisor which may conflict with duties which it owes to a Fund. A specific example of where the Sub-Advisor may have a conflict of interest is where it invests the assets of a Fund company in serious financial distress and where that investment leads to the Sub-Advisor investing further amounts of the

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Fund in the company or taking an active role in managing or advising the company or one of the Sub-Advisor’s employees becomes a director or other officer of the company. In such cases, the Sub-Advisor or its employee may have duties to the company and/or its members and creditors which may conflict with, or not correlate with, the interests of the shareholders of that Fund. In such cases, the Sub-Advisor may also have discretion to exercise any rights attaching to the Fund’s investments in such a company. The Sub-Advisor will take such steps as it considers necessary to resolve such potential conflicts of interest fairly.

EMERGING MARKETS. A Fund may invest in less developed or emerging markets. These markets may be volatile and illiquid and the investments of the Fund in such markets may be considered speculative and subject to significant delays in settlement. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties which are less well capitalized, and custody and registration of assets in some countries may be unreliable. Delays in settlement could result in investment opportunities being missed if a Fund is unable to acquire or dispose of a security.

The risk of significant fluctuations in the net asset value and of the suspension of redemptions in those Funds may be higher than for Funds investing in major world markets. In addition, there may be a higher than usual risk of political, economic, social and religious instability and adverse changes in government regulations and laws in emerging markets, assets could be compulsorily acquired without adequate compensation. The assets of a Fund investing in such markets, as well as the income derived from the Fund, may also be affected unfavorably by fluctuations in currency rates and exchange control and tax regulations and consequently the net asset value of shares of these Funds may be subject to significant volatility. Some of these markets may not be subject to accounting, auditing and financial reporting standards and practices comparable to those of more developed countries and the securities markets of such countries may be subject to unexpected closure.

There may be less government supervision, legal regulation and less well defined tax laws and procedures than in countries with more developed securities markets. Some emerging markets governments exercise substantial influence over the private economic sector and the political and social uncertainties that exist for many developing countries are particularly significant. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructures and obsolete financial systems also presents risks in certain countries, as do environmental problems.

Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

EXCHANGE-TRADED NOTES. Exchange-Traded Notes or “ETNs” are a type of debt security that trade on exchanges and promise a return linked to a market index or other benchmark. ETNs are unsecured debt obligations of the issuer—typically a bank or another financial institution. They differ from traditional bonds in certain ways. For example, unlike traditional bonds, ETNs typically do not pay any interest payments to investors. Instead, the issuer promises to pay the holder of the ETN an amount determined by the performance of the underlying index or benchmark on the ETN’s maturity date (typically 10, 30 or in some cases even 40 years from issuance), minus any specified fees. The performance of an ETN over long periods can differ significantly from the performance of the underlying index or benchmark. Some ETNs are callable at the issuer’s discretion. In addition, unlike traditional bonds, ETNs trade on exchanges throughout the day at prices determined by the market, similar to stocks or exchange-traded funds. But unlike exchange-traded funds, ETNs do not buy or hold assets to replicate or approximate the performance of the underlying index. The secondary market price of an ETN may differ significantly from its indicative value as calculated by the issuer.

The issuer of an ETN may engage in trading activity that is at odds with the interests of investors who hold the ETNs.

ETNs carry various risks, including credit risk, market risk and liquidity risk. The absence of an active secondary market for ETNs could make it difficult to dispose of the ETNs. Although ETNs are traded on an exchange, an active trading market may not develop. A Fund could suffer a loss if the issuer defaults on an ETN.

EQUITY SECURITIES. A Fund may invest in equity or equity-related investments. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or

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adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

FOREIGN SECURITIES. Investing in the securities of issuers in any foreign country, including American Depositary Receipts (“ADRs”) involves special risks and considerations not typically associated with investing in securities of U.S. issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. These special risks include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund’s objective may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy. Although a Fund may engage in forward foreign currency transactions and foreign currency options to protect its portfolio against fluctuations in currency exchange rates in relation to the U.S. dollar, there is no assurance that these techniques will be successful.

Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. A Fund may purchase when-issued securities and enter into agreements to purchase securities for a fixed price at a future date beyond customary settlement time if the Fund maintains a segregated or earmarked account, in accordance with procedures approved by the Trust that are intended to address potential leveraging issues, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Purchasing forward commitments and securities on a when-issued basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund’s other assets. No income accrues on securities purchased on a when-issued basis prior to the time delivery of the securities is made, although a Fund may earn interest on securities it has deposited in the segregated account because it does not pay for the when-issued securities until they are delivered. Investing in when-issued securities has the effect of (but is not the same as) leveraging the Fund’s assets.

Although a Fund would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of actually acquiring securities, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. A Fund may realize short-term profits or losses upon such sales. Obligations purchased on a when-issued basis or held in the Funds’ portfolios are subject to changes in market value based not only upon the public’s perception of the creditworthiness of the issuer but also upon changes in the level of interest rates. In the absence of a change in credit characteristics, which, of course, will cause changes in value, the value of portfolio investments can be expected to decline in periods of rising interest rates and to increase in periods of declining interest rates.

When payment is made for when-issued securities, a Fund will meet its obligations from its then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would normally not expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s obligation).

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“To Be Announced” contracts or “TBA contracts” are forward contracts for the future purchase of “to be announced” debt obligations of the three U.S. government-sponsored agencies that issue or guarantee mortgage-backed securities. These bilateral contracts have two distinguishing features. First, the mortgaged-backed securities to be bought or sold are not specified when the parties enter into the agreement. The parties agree on six general parameters of the debt obligations to be transferred: date, issuing agency, interest rate, maturity date, total face amount of the obligation and price. Then, immediately prior to the time of performance, the seller will specify how many and which securities will be used to satisfy the contract. Second, these contracts contemplate delayed delivery.

Forward contracts, including TBA contracts, and delayed-delivery transactions are subject to the risk that a counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or only limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed.

HIGH YIELD SECURITIES. High yield fixed income securities (i.e., securities rated BB+ or below by S&P, Ba1 or below by Moody’s or comparable rated and unrated securities (also known as junk bonds)) typically are subject to greater market fluctuations and to greater risk of loss of income and principal, due to default by the issuer, than are higher-rated fixed income securities. Lower-rated fixed income securities’ values tend to reflect short term corporate, economic and market developments and investor perceptions of the issuer’s credit quality to a greater extent than lower yielding higher-rated fixed income securities’ values. In addition, it may be more difficult to dispose of, or to determine the value of, high yield fixed income securities. There are fewer investors in lower-rated securities, and it may be harder to buy and sell securities at an optimum time. Fixed income securities rated BB or Ba or lower are described by the ratings agencies as having speculative characteristics.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of high yield securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Sub-Advisor’s credit analysis than would be the case with investments in investment-grade debt obligations.

The risk of loss from default for the holders of high yield securities is significantly greater than is the case for holders of other debt securities because such high yield securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Funds in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Funds of their initial investment and any anticipated income or appreciation is uncertain. In addition, the Funds may incur additional expenses to the extent that they are required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect their interests. The Funds may be required to liquidate other portfolio securities to satisfy annual distribution obligations of the Funds in respect of accrued interest income on securities which are subsequently written off, even though the Funds have not received any cash payments of such interest.

ILLIQUID AND RESTRICTED SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities, defined as securities that it cannot sell or dispose of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the investment. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable-amount master demand notes that cannot be called within seven days, certain insurance funding agreements, certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Funds. The continued viability of a market is dependent upon the willingness of market participants to purchase such securities. Securities that are liquid may become illiquid.

Restricted securities are subject to legal restrictions on resale. Each Fund may also, when consistent with its investment objective and policies, purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). These securities will not be considered illiquid so long as a Fund determines, under guidelines approved by the Board of Trustees, that an adequate trading market exists. The practice of

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investing in Rule 144A Securities could increase the level of a Fund’s illiquidity during any period that qualified buyers become uninterested in purchasing these securities.

INVESTMENT COMPANIES. Each Fund may purchase securities issued by other investment companies. Each Fund will limit its investments in accordance with restrictions imposed by the 1940 Act so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the Funds. These limitations do not apply to investments in securities of companies that are excluded from the definition of an investment company under the 1940 Act.

These restrictions do not apply to investments by the Funds in investment companies that are money market mutual funds to the extent that those investments are made in accordance with applicable exemptive rules or other authority.

As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Funds and, therefore, will be borne indirectly by shareholders.

A Fund’s investments in investment companies may include various exchange-traded funds (“ETFs”), subject to the Fund’s investment objective, policies, and strategies as described in the Prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Fund can generate brokerage expenses.

INVESTMENT GRADE SECURITIES. Each Fund may invest in investment grade securities. Investment grade rated securities are assigned credit ratings by ratings agencies on the basis of the creditworthiness or risk of default of a bond issue. Rating agencies review, from time to time, such assigned ratings of the securities and may subsequently downgrade the rating if economic circumstances impact the relevant bond issues.

LEVERAGE. Each Fund may borrow money from banks and enter into reverse repurchase agreements to obtain additional funds to make investments, and may also enter into derivative contracts that have a borrowing effect. Typically a Fund borrows to satisfy shareholder redemptions, if necessary, but it also is authorized to borrow to finance additional investments. The Fund will borrow to finance additional investments only when the Sub-Advisor believes that the potential return on such additional investments will exceed the costs incurred in connection with the borrowing. A decision by the Sub-Advisor to cause the Fund to borrow additional funds will increase the amount of the management fee, which creates a potential conflict of interest.

Engaging in borrowings, entering into reverse repurchase agreements or engaging in certain derivative transactions may be deemed to create leverage. The use of leverage increases investment risk. Although leverage can enhance return on invested capital, if the return on the investments purchased with borrowed funds fails to cover the fixed cost of the borrowings, or if the return is negative, the value of the Fund’s net assets will decline more rapidly than would be the case in the absence of leverage. For this reason, leverage increases investment risk and is considered a speculative investment technique. The Fund expects to be required to pledge portfolio assets as collateral for its borrowings. If the Fund is unable to service the borrowings, the Fund may risk the loss of such pledged assets. In addition, if the interest rates on floating or variable rate borrowings increase at a time when the Fund holds fixed-rate securities or the Fund holds variable rate securities whose interest rates do not increase as much as the rate on the Fund’s borrowings, the Fund’s income and yield will be adversely affected. Lenders also may require that the Fund agree to loan covenants that could restrict its investment flexibility in the

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future (e.g., by limiting the Fund’s ability to incur additional debt), and loan agreements may provide for acceleration of the maturity of the indebtedness if certain financial tests are not met. The Fund may be required to dispose of or seek prepayment of assets at a time it would otherwise not do so to repay indebtedness in a timely fashion.

LOAN ASSIGNMENTS AND PARTICIPATIONS. A Fund may invest in fixed and floating rate loans from one or more financial institutions (“lender(s)”) to a borrower (“borrower”) by way of: (i) assignment/transfer of; or (ii) participation in the whole or part of the loan amount outstanding. In both instances, assignments or participations of such loans must be capable of being freely traded and transferred between investors in the loans. Participations typically will result in a Fund having a contractual relationship only with a lender as grantor of the participation but not with the borrower. A Fund acquires a participation interest only if the lender(s) positioned between the Fund and the borrower is determined by the Sub-Advisor to be creditworthy. When purchasing loan participations, a Fund assumes the economic risk associated with the corporate borrower and the credit risk associated with an interposed bank or other financial intermediary. Loan assignments typically involve a transfer of debt from a lender to a third party. When purchasing loan assignments, a Fund assumes the credit risk associated with the corporate borrower only.

Such loans may be secured or unsecured. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation. In addition, investments in loans through a direct assignment include the risk that if a loan is terminated, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.

A loan is often administered by an agent bank acting as agent for all holders. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

The loan participations or assignments in which a Fund invests may not be rated by any internationally recognized rating service.

NON-DIVERSIFIED STATUS (EMERGING MARKET SELECT BOND FUND AND ABSOLUTE RETURN FUND). The Emerging Market Select Bond Fund and Absolute Return Fund are classified as “non-diversified” investment companies under the 1940 Act. Under the 1940 Act, a “diversified” investment company is a management company that, with respect to at least 75% of the value of its total assets, is invested in cash and cash items, Government securities, securities of other investment companies, and securities of other issuers so long as the management company does not own an amount greater in value than 5% of the value of its total assets and not more than 10% of the outstanding voting securities of such issuer. As a “non-diversified” investment company, the Funds are not required to meet these requirements. However, the Funds are qualified as Regulated Investment Companies (“RIC”) under the Code and are, therefore, subject to the diversification standards of Subchapter M of the Code. Nevertheless, each Fund’s net asset value will be subject to a greater risk of loss than if the Funds were more widely diversified.

The Funds must meet a number of diversification requirements to qualify as a RIC and, if qualified, to continue to qualify. If a Fund experiences difficulty in meeting those requirements for any fiscal quarter, it might accelerate borrowings in order to increase the portion of the Fund’s total assets represented by cash, cash items, and U.S. government securities shortly thereafter and as of the close of the following fiscal quarter to attempt to meet the requirements. However, the Fund would incur additional interest and other expenses in connection with any such accelerated borrowings, and increased investments by the Fund in cash, cash items, and U.S. government securities (whether the funds to make such investments are derived from accelerated borrowings) are likely to reduce the Fund’s return to investors. Furthermore, there can be no assurance that the Fund would be able to meet those requirements through such actions.

PRIVATE PLACEMENT SECURITIES. Fund investments may include private placement debt securities. A Fund may often be the sole buyer of such securities designed for purchase by the Fund. There is no limit as to the percentage of a Fund’s portfolio that may be invested in such securities; however, the securities purchased by a Fund may be, by definition, illiquid investments for which there is currently no secondary market. A Fund may not invest more than 15% of its net assets in illiquid securities. When making portfolio purchases, a Fund may pay a premium for the community benefits embedded in

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each transaction. When making sales of portfolio investments, a Fund will seek to obtain a premium from the purchaser; however, there can be no assurances as to the exact amount of premium that will be received, if any.

The Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act and other restricted securities (i.e., other securities subject to restrictions on resale). Section 4(2) commercial paper (“4(2) paper”) is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. 4(2) paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in 4(2) paper, thus providing liquidity. The Funds believe that 4(2) paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Funds intend, therefore, to treat restricted securities that meet the liquidity criteria established by the Board of Trustees, including 4(2) paper and Rule 144A Securities, as determined by the Fund’s Sub-Advisor, as liquid and not subject to the investment limitation applicable to illiquid securities.

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under an SEC Staff position set forth in the adopting release for Rule 144A under the 1933 Act (“Rule 144A”). Rule 144A is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. Rule 144A provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for resale.

REPURCHASE AGREEMENTS. The Funds may invest in securities subject to repurchase agreements with certain banks or broker-dealers. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. These agreements permit the Funds to earn income for periods as short as overnight. For purposes of the 1940 Act, repurchase agreements may be considered to be loans by the purchaser collateralized by the underlying securities. These agreements will be fully collateralized at all times and the collateral will be marked-to-market daily. The Funds will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Sub-Advisor, present minimal credit risks in accordance with guidelines adopted by the Board of Trustees. The Sub-Advisor will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Funds may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. A Fund will not invest in repurchase agreements maturing in more than seven days if such investments, together with the Fund’s other illiquid investments, would exceed 15%.

REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to another party, such as a bank or a broker-dealer, in exchange for cash, and agrees to repurchase the security at an agreed-upon time and price. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price a Fund must pay when the transaction closes. All reverse repurchase agreement counterparties will be approved consistent with the Advisor’s and Sub-Advisor’s policies and procedures. Engaging in reverse repurchase transactions may increase fluctuations in the market value of a Fund’s assets or yield. These transactions may be treated as borrowing by a Fund and may be deemed to create leverage, in that the Fund may reinvest the cash it receives in additional securities. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a Fund’s outstanding shares. In addition, reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund).

SECURITIES OF SMALLER COMPANIES. The Funds may invest in securities of smaller companies. Investing in securities of smaller companies involves additional risks compared to investing in larger companies. Compared to larger companies, smaller companies may have more limited product lines and capital resources, less established markets for their products or services, have earnings that are more sensitive to changes in the broader economy and be more dependent on key members of management. The risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably, is greater than compared to more widely held securities of larger companies, due to narrow markets and limited resources of smaller companies. Furthermore, securities of smaller companies have less active trading markets and may be harder to sell at the time and prices that the Sub-Advisor considers appropriate. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

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SOVEREIGN BONDS. A Fund may invest in debt obligations issued or guaranteed by governments or their agencies (sovereign bonds). The governmental entity that controls the repayment of sovereign bonds may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debt on a timely basis. Consequently, governmental entities may default on their sovereign bonds.

Holders of sovereign bonds may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign bonds, on which a governmental entity has defaulted, may be collected in whole or in part.

SUBORDINATED DEBTS. A Fund may invest in subordinated debt. Subordinated debt is debt which, in the case of insolvency of the issuer, ranks after other debts in relation to repayment. Because subordinated debt is repayable after senior debts have been re-paid the chance of receiving any repayment on insolvency are reduced and therefore subordinated debt represents a greater risk to the investor.

TEMPORARY DEFENSIVE POSITIONS. In an attempt to respond to adverse market, economic, political or other conditions, the Funds may temporarily invest without limit in a variety of short-term instruments. These instruments may include U.S. Government securities; certificates of deposit, bankers’ acceptances and other short-term debt obligations of banks with total assets of at least $1 billion; debt obligations of corporations, corporate debt instruments; variable rate demand notes, commercial paper; and repurchase agreements with respect to securities in which a Fund is authorized to invest. These instruments may have speculative characteristics. Each Fund may also, to a limited extent and consistent with its objective, invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. During such periods when the Funds are not investing according to their principal investment strategies, it is possible the Funds may not achieve their investment objectives.

VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES. The Funds may, from time to time, buy variable rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity longer than five years, but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities is backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Ordinarily, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults during periods in which a Fund is not entitled to exercise its demand rights.

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies of each Fund and, except as otherwise indicated, may not be changed with respect to a Fund without the approval of a majority of the outstanding voting securities of that Fund which, as defined in the 1940 Act, means the lesser of (1) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting shares of such Fund.

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(1)

Each Fund is an open-end management investment company and each Fund (other than the Emerging Market Select Bond Fund and Absolute Return Fund) has elected to be classified as a diversified series and will invest its assets only in a manner consistent with this classification under applicable law.

Additionally, the Funds have the following investment restrictions:

(2)

Each Fund will not borrow money, except to the extent that the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. Current regulation permits a Fund to borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

(3)	Each Fund will not issue any class of senior securities, except to the extent that the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

(4)

Each Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter under applicable laws in connection with the disposition of portfolio securities.

(5)

Each Fund will not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest, deal or otherwise engage in transactions in real estate or interests therein.

(6)

Each Fund will not make loans, except as permitted under, or to the extent not prohibited by, the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

(7)

Each Fund will not concentrate its investments in the securities of issuers primarily engaged in the same industry, as that term is used in the 1940 Act and as interpreted or modified from time to time by a regulatory authority having jurisdiction.

(8)

Each Fund will not purchase or sell physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

Supplemental (Non-Fundamental) Clarification of Certain Fundamental Investment Policies/Restrictions

For purposes of investment restriction number 8, with respect to its futures transactions and writing of options (other than fully covered call options), a Fund will maintain liquid assets in a segregated account or earmarked for the period of its obligation under such contract or option in an amount equal to its obligations under such contracts or options, in accordance with procedures approved by the Trust that are intended to address potential leveraging issues.

Non-Fundamental Investment Restrictions

Certain Funds are subject to restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees without shareholder approval. These non-fundamental policies/restrictions are described below.

Each Fund may not invest more than 15% of the value of its net assets in investments which are illiquid or not readily marketable (including repurchase agreements having maturities of more than seven calendar days and variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days’ notice).

Each Fund, other than the Absolute Return Fund, has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its assets in securities that are consistent with its name, measured as of the time of purchase. These policies are set forth in the Prospectus. Each Fund (other than the Absolute Return Fund) has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments

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will be made in a manner that will bring the Fund into compliance with this 80% policy. For purposes of these 80% policies, pursuant to Rule 35d-1, “assets” is defined as net assets, plus the amount of any borrowings for investment purposes. In addition, for purposes of these policies, investments may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Further, for purposes of these policies, a Fund may “look through” a repurchase agreement to the collateral underlying the agreement, and apply the repurchase agreement toward the 80% investment requirement based on the type of securities comprising its collateral.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases

Neither the Funds nor the entities that provide services to them (the “Fund Complex”) will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. The Fund Complex cannot process transaction requests that are not completed properly. Examples of improper transaction requests may include lack of a signature guarantee when required, lack of proper signatures on a redemption request or a missing social security or tax ID number. If you use the services of any other broker to purchase or redeem shares of the Funds, that broker may charge you a fee. Shares of the Funds may be purchased directly from the Funds without this brokerage fee. Each order accepted will be fully invested in whole and fractional shares, unless the purchase of a certain number of whole shares is specified, at the net asset value per share next effective after the order is accepted by the Funds.

Each investment is confirmed by a year-to-date statement that provides the details of the immediate transaction, plus all prior transactions in your account during the current year. This includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned. A transcript of all activity in your account during the previous year will be furnished each January. By retaining each annual summary and the last year-to-date statement, you have a complete detailed history of your account, which provides necessary tax information. A duplicate copy of a past annual statement is available from the Funds’ transfer agent or your financial consultant at its cost, subject to a minimum charge of $5 per account, per year requested.

The shares you purchase are held by the Funds in an open account, thereby relieving you of the responsibility of providing for the safekeeping of a negotiable share certificate. The Funds reserve the right in their sole discretion to redeem shares involuntarily or to reject purchase orders when, in the judgment of Fund management, such withdrawal or rejection is in the best interest of a Fund and its shareholders. The Funds also reserve the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons, which includes Fund shareholders who hold shares through other financial intermediaries.

The Funds reserve the right to refuse to accept orders for shares of a Fund unless accompanied by payment, but may choose not to refuse the order if indemnified against losses resulting from the failure of investors to make payment. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Funds arising out of such cancellation. To recover any such loss, the Funds reserve the right to redeem shares by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted from placing further orders.

Sales (Redemptions)

The Fund Complex will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. The Fund Complex cannot process transaction requests that are not completed properly.

Each Fund intends to pay redemption proceeds promptly and in any event within seven days after the request for redemption is received in good order. In case of emergencies or other unusual circumstances, each Fund may suspend redemptions or postpone payment for more than seven days, as permitted by law. The Funds must receive an endorsed share certificate with a signature guarantee, where a certificate has been issued. Transmissions are made by mail unless an expedited method has been authorized and properly specified in the redemption request. In the case of redemption requests made within 15 days of the date of purchase, the Funds may delay transmission of proceeds until such time as it is certain that unconditional payment has been collected for the purchase of shares being redeemed or 15 days from the date of purchase, whichever occurs first. You can avoid this delay by purchasing shares with a federal fund wire. The Telephone/Fund Web Site Redemption Service may only be used for non-certificated shares held in an open account. The Funds may pay such redemption by wire or check at the Funds’ option, and reserve the right to refuse a telephone or fund website redemption request. The Funds may reduce

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or waive the charge for wiring redemption proceeds in connection with certain accounts. This fee is currently $15, but is subject to change without prior notice.

Due to the high cost of maintaining smaller accounts, the Funds have retained the authority to close shareholder accounts whose value falls below the current minimum initial investment requirement at the time of initial purchase as a result of redemptions but not as the result of market action. An account may be closed if the account value remains below this level for 60 days after each such shareholder account is mailed a notice of: (1) the Fund’s intention to close the account, (2) the minimum account size requirement, and (3) the date on which the account will be closed if the minimum requirement is not met. Since the minimum investment amount and the minimum account size are the same, any redemption from an account containing only the minimum investment amount may result in redemption of that account.

As disclosed in the prospectus for the Funds, a 2% fee is imposed on redemptions or exchanges of shares of the Funds within 30 days of purchase. This redemption fee will not be imposed in certain situations, such as: (i) shares purchased through reinvested distributions (dividends and capital gains); (ii) shares purchased through 401(k) and other employer-sponsored retirement plans (excluding IRA and other one-person retirement plans); (iii) shares redeemed in accordance with the systematic monthly redemption plan or monthly exchange program; (iv) redemptions following the death or disability of a shareholder; or (v) under other circumstances at Fund management’s discretion. The redemption fee may also not be imposed, at Fund management’s discretion, on redemptions or exchanges of shares that occur as part of the periodic rebalancing of accounts in an investment advisor’s asset allocation program (not at the direction of the investment advisor’s client). Each Fund will retain any redemption fees to help cover transaction and tax costs that result from selling securities to meet short-term investor redemption requests. For purposes of calculating the holding period, the Funds will employ the “first in, first out” method, which assumes that the shares sold or exchanged are the ones held the longest. The redemption fee will be deducted from the proceeds that result from the order to sell or exchange. In other words, shares of the Funds that are held for 30 days or less generally are redeemable at a price equal to 98% of the then current net asset value per share and this 2% reduction in redemption proceeds, which is referred to in the Funds’ Prospectus and this SAI as a redemption fee, directly affects the amount a shareholder who is subject to the reduction receives upon exchange or redemption.

Each Fund may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the primary markets are restricted by applicable rules and regulations of the SEC; (b) the primary markets are closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets. Each Fund may redeem shares involuntarily if redemption appears appropriate in light of the Trust’s responsibilities under the 1940 Act.

Large Sale (Redemption) Conditions. Large redemptions can adversely affect a portfolio manager’s ability to implement a Fund’s investment strategy by causing the premature sale of securities that would otherwise be held longer. Accordingly, we request that you give us three business days’ notice for any redemption of $2 million or more.

Shares

The Funds’ shares are sold on a continuous basis by the Funds’ Distributor, and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. The Funds offer Class I shares.

EXCHANGE OF FUND SHARES

As described in the Prospectus, each Fund offers convenient ways to exchange shares of a Fund for shares of another Fund. With the exception of exchanges to or from the Prime Money Market Fund, the share class must be the same in the two Funds involved in the exchange. Exchanges to the Prime Money Market Fund will be into the RBC Institutional Class 1 Shares. Shares of the Funds and shares of the RBC SMID Cap Growth Fund, RBC Enterprise Fund, RBC Small Cap Core Fund, RBC Microcap Value Fund and RBC Mid Cap Value Fund exchanged within 30 days of purchase generally will be subject to a redemption fee of 2% of the value of the shares exchanged. The Funds also reserve the right to limit exchanges.

The Funds reserve the right to reject any exchange for any reason. With the exception of exchanges to the Prime Money Market Fund, you must meet the minimum investment requirement of the Fund you are exchanging into and the names and registrations on the two accounts must be identical. Your shares must have been held in an open account for 15 days or more and we must have received good payment before we will exchange shares. Before engaging in an exchange transaction, a shareholder should obtain and read carefully the prospectus describing the Fund into which the exchange will occur.

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The Trust may terminate or amend the terms of the exchange privilege as to any Fund at any time upon 60 days notice to shareholders.

MANAGEMENT

TRUSTEES AND OFFICERS

The Board of Trustees governs the Trust and is responsible for protecting the interests of shareholders. The Board of Trustees is composed of experienced business persons who meet throughout the year to establish the Funds’ policies and oversee the management of the Funds. In addition, the Trustees review contractual arrangements with companies that provide services to the Trust and review the Funds’ performance.

The Role of the Board

Overall responsibility for overseeing and managing the business and affairs of the Trust rests with its Board of Trustees. Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Advisor, the Sub-Advisor, the Distributor, the Administrator, the custodian and the transfer agent. The Board of Trustees has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility for supervising actively the day-to-day operations of the Trust and reporting back to the Board. The Board of Trustees has also appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board on compliance matters. From time to time, one or more members of the Board of Trustees may meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board of Trustees and any individual Trustee is one of oversight and not of active management of the day-to-day operations or affairs of the Trust.

Board Structure and Leadership

The Board of Trustees has five standing committees: an Audit Committee, a Nominating Committee, a Corporate Governance Committee, a Valuation, Portfolio Management and Performance Committee, and a Compliance Committee. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Funds. The Board is composed of nine trustees, and eight of the nine Trustees are not “interested persons” of the Trust as that term is defined by the 1940 Act (the “Independent Trustees”). The Board believes that the number of Trustees is adequate for the number of Funds overseen by the Board and the current size of the Board is conducive to Board interaction, debate and dialogue which results in an effective decision making body. The Independent Trustees have engaged their own independent legal counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Chairman of the Board is an Independent Trustee. The Chairman participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Funds between meetings. In developing its current structure, the Board of Trustees recognized the importance of having a significant majority of Independent Trustees. The Board of Trustees believes that its current leadership structure, including the composition of the Board and its Committees, is an appropriate means to provide effective oversight on behalf of shareholders.

As needed between regular meetings, the Board of Trustees or a specific committee receives and reviews reports relating to the Trust and engages in discussions with appropriate parties relating to the Funds’ operations and related risks.

The Audit Committee of the Trust is currently composed of the following Independent Trustees: Messrs. Garner, Rybolt, Seward and Taylor. The Audit Committee acts as a liaison between the Funds’ independent auditors and the Board of Trustees. As set forth in its charter, the Audit Committee has the responsibility, among other things, to (1) approve the appointment of the independent auditors and recommend the selection of the independent auditors to the Board of Trustees for ratification by the Independent Trustees; (2) review and approve the scope of the independent auditors’ audit activity; (3) review the financial statements which are the subject of the independent auditors’ certifications; and (4) review with such independent auditors the adequacy of the Funds’ accounting system and the effectiveness of the internal accounting controls of the Funds and their service providers. For the fiscal year ended September 30, 2012, the Audit Committee met three times.

The Nominating Committee of the Trust is currently composed of the following Independent Trustees: Ms. Bode and Messrs. James and Rybolt. In the event of vacancies on, or increases in the size of, the Board, the Nominating Committee is

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responsible for evaluating the qualifications of and nominating all persons for appointment or election as Trustees of the Trust. Candidates may be identified by the Nominating Committee, management of the Trust or Trust shareholders. The Nominating Committee may utilize third-party services to help identify and evaluate candidates. In addition, the Nominating Committee identifies individuals qualified to serve as Independent Trustees of the Trust and recommends its nominees for consideration by the full Board. For non-Independent Trustees (management candidates), the Nominating Committee will look to the President of the Trust to produce background and other reference materials necessary for the Nominating Committee to consider non-Independent Trustee candidates. The Nominating Committee does consider Independent Trustee candidates recommended by shareholders of the Trust. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Trust, should be submitted to the Secretary of the Trust or any member of the Committee in writing at the address of the Trust. The Nominating Committee will evaluate shareholder candidates using the same criteria applied to other Independent Trustee candidates along with additional requirements as listed in the Nominating Committee charter. The Nominating Committee met one time during the fiscal year ended September 30, 2012.

The Corporate Governance Committee of the Trust is currently composed of the following Independent Trustees: Ms. Bode and Messrs. James and Rybolt. The Board of Trustees has developed a set of Principles of Corporate Governance (“Governance Principles”) to guide the Board and the Corporate Governance Committee in considering governance issues. The Corporate Governance Committee is responsible for reviewing the Governance Principles periodically and, if deemed appropriate, recommending changes to the Board of Trustees. The Board of Trustees will then consider whether to approve the changes. The Corporate Governance Committee is also responsible for evaluating the performance of the Board of Trustees and the Trust in light of the Governance Principles, considering whether improvements or changes are warranted, and making recommendations for any necessary or appropriate changes. The Committee also coordinates the annual Board Self-Assessment required by the SEC governance rules, the annual review of Trustee independence, and an annual review of independent legal counsel for the Independent Trustees relating to independence and general performance. The Governance Principles include a commitment to ongoing Trustee education, and the Corporate Governance Committee oversees the process of identifying educational topics, and facilitating quarterly Board education sessions covering industry, regulatory and governance issues relevant to the Funds. For the fiscal year ended September 30, 2012, the Corporate Governance Committee met three times.

The Valuation, Portfolio Management and Performance Committee (the “Valuation Committee”) of the Trust is currently composed of Ms. Bode and Messrs. Bell, MacDonald and Seward. As set forth in its charter, the primary duties of the Trust’s Valuation Committee are: (1) to review the actions of the Trust’s Pricing Committee and to ratify or revise such actions; (2) to review and recommend for Board approval pricing agents to be used to price Fund portfolio securities; (3) to recommend changes to the Trust’s Pricing and Valuation Procedures, as necessary or appropriate; (4) to obtain from the Funds’ portfolio managers information sufficient to permit the Valuation Committee to evaluate the Funds’ performance, use or proposed use of benchmarks and any additional indexes, and compliance with their investment objectives and policies; (5) to obtain from the Funds’ investment adviser information sufficient to permit the Committee to evaluate the quality of the adviser’s exercise of brokerage discretion when buying and selling portfolio securities for the Funds; (6) to investigate matters brought to its attention within the scope of its duties; (7) to assure that all its actions are recorded in minutes of its meetings and maintained with the Funds’ records; and (8) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Valuation Committee may deem necessary or appropriate. For the fiscal year ended September 30, 2012, the Valuation Committee met four times.

The Compliance Committee of the Trust is currently composed of the following Independent Trustees: Messrs. Bell, Garner, and James. As set forth in its charter, the Compliance Committee’s primary duties and responsibilities include: developing and maintaining a strong compliance program by providing a forum for the Independent Trustees to consider compliance matters; assisting the Board in its oversight pursuant to Rule 38a-1 under the 1940 Act; formulating action to be taken with respect to the Trust’s compliance program or the Trust’s key service providers’ programs, or related matters; and participating in industry forums and/or reviews on regulatory issues as appropriate. For the fiscal year ended September 30, 2012, the Compliance Committee met three times.

Risk Oversight

As part of its oversight of the management and operations of the Trust, the Board of Trustees also has a risk oversight role, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the Funds; (ii) reviewing compliance reports and approving certain compliance policies and procedures of the Funds and their service providers; (iii) working with management to consider key risk areas and to seek assurances that adequate resources are available and appropriate plans are in place to address risks; (iv) meeting with service providers, including Fund auditors, to

21

review Fund activities; (v) meeting with the Chief Compliance Officer and other officers of the Trust and its service providers to receive information about compliance, and risk assessment and management matters; and (vi) meeting regularly with independent legal counsel. The Board of Trustees has emphasized to the Advisor and the Sub-Advisor the importance of maintaining rigorous risk management programs at the Advisor, the Sub-Advisor and other service providers. The Board of Trustees recognizes that not all risks which may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary for the Funds to bear certain risks (such as disclosed investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and other factors, the oversight of risk management by the Board of Trustees is subject to practical limitations. Nonetheless, the Board of Trustees expects Trust service providers to implement rigorous risk management programs.

Trustee Attributes

The Board of Trustees believes that each of the Trustees has the qualifications, experiences, attributes and skills (“Trustee Attributes”) appropriate to continued service as a Trustee of the Trust in light of the Trust’s business and structure. The Board of Trustees has established a Nominating Committee, which evaluates potential candidates based on a variety of factors. Among those factors are the particular skill sets of a potential Trustee that complement skills and expertise of existing Board members. In addition to a demonstrated record of academic, business and/or professional accomplishment, all of the Trustees have served on the Board of Trustees for a number of years. In their service to the Trust, the Trustees have gained substantial insight into the operation of the Trust and have demonstrated a commitment to discharging oversight duties as Trustees in the interests of shareholders. The Corporate Governance Committee annually directs a Board “self-assessment” process wherein the effectiveness of the Board, the Board’s Committees, and individual Trustees is reviewed. In its most recent self-assessment, the Board concluded that the Board has a favorable mix of skills and experience; balanced and meaningful contributions by Board members, and good chemistry, working relationships and mutual respect among Board members.

In addition to the general Trustee Attributes described above, Mr. Seward has extensive board, executive and institutional investor experience from roles with public and private companies and is a Chartered Financial Analyst (CFA) charter holder; Mr. Taylor has financial, accounting and audit experience within the financial services industry as a result of his career as a partner of a major accounting firm; Mr. Bell has board, executive, finance and operations experience as a result of serving as a senior executive during his career in professional baseball; Ms. Bode has business experience as a healthcare industry consultant, real estate developer and as a political consultant; Mr. Garner has executive and public sector experience gained in connection with his role as president and CEO of a metropolitan community foundation and as a college president; Mr. James, as the president of a non-profit organization focused on corporate governance and ethical business cultures, is a national expert and college professor focused on business ethics and has experience as a senior corporate executive as well as public company board experience; Mr. MacDonald has over 35 years of experience in investment management and asset manager evaluation earned during his career with a major charitable foundation, and also serves in a variety of not-for profit board and advisory capacities (including board investment committees); Mr. Rybolt has financial and accounting experience, as well as experience as a consultant and executive recruiter; and Ms. Gorman is a seasoned financial services executive with experience overseeing compliance for investment management businesses. The foregoing discussion and the Trustees and officers tables below are included in this SAI pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any Trustee by reason thereof. Additional information about Trustee Attributes is contained in the table below.

The age, address, and principal occupations for the past five years and additional information relevant to his or her professional background of each Trustee and executive officer of the Trust are listed below. No Trustee serves as a director or trustee of another mutual fund.

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INDEPENDENT TRUSTEES

Name, Age and Address (1)	Position, Term of Office(2) and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years(3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Director/Trustee Positions Held by Trustee During Past 5 Years
T. Geron Bell (71)	Trustee since January 2004	Chairman of the Executive Board of the Minnesota Twins (January 2011 to present); prior thereto President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002 to 2011) and President of the Minnesota Twins Baseball Club Incorporated (1987 to 2002)	14	None

Lucy Hancock Bode (61)	Trustee since January 2004	Healthcare consultant (self-employed)	14	BioSignia

Leslie H. Garner Jr. (62)	Trustee since January 2004	President and CEO, The Greater Cedar Rapids Community Foundation (2010 to present); previously, President, Cornell College	14	None

Ronald James (61)	Trustee since January 2004	President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to present)	14	Best Buy Co. Inc.; Bremer Financial Corporation

John A. MacDonald (63)	Trustee since January 2004	Vice President and Treasurer, Hall Family Foundation	14	None

H. David Rybolt (70)	Trustee since January 2004	Consultant, HDR Associates (management consulting)	14	None

James R. Seward (60)	Chairman of the Board and Trustee since January 2004	Private investor (2000 to present); CFA	14	Syntroleum Corp.; Brookdale Senior Living Inc.

William B. Taylor (67)	Trustee since September 2005	Consultant (2003 to present); prior thereto Partner (until 2003) Ernst & Young LLP	14	William Henry Insurance, LLC

INTERESTED TRUSTEE

Kathleen A. Gorman(4) (48)	Trustee since September 2012	President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to present); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007-present); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009).	14	None

(1)	The mailing address for each Trustee is 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

(2)

All Trustees must retire on or before December 31 of the year in which they reach the age of 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

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(3)

On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

Executive Officers

Name, Age and Address (1)	Position, Term of Office(2) and Length of Time Served With the Trust(3)	Principal Occupation(s) During Past 5 Years

Kathleen A. Gorman (48)	President and Chief Executive Officer since September 2012; Chief Compliance Officer since April 2006 and Assistant Secretary since September 2006

President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to present); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007-present); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009).

James A. Gallo (48) BNY Mellon Investment Servicing (US) Inc. 760 Moore Road King of Prussia, PA 19406	Treasurer since October 2007	Senior Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (2002 to present).

Kathleen A. Hegna (45)	Chief Financial Officer and Principal Accounting Officer since May 2009

Associate Vice President and Director, Mutual Fund Accounting and Administration, RBC Global Asset Management (U.S.) Inc. (2009 to present); Senior Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009); Director, Asset Management Compliance, RiverSource Investments (2005-2006).

Lee Thoresen (41)	Chief Legal Officer and Secretary since March 2008	Associate General Counsel, RBC Capital Markets, LLC (2006 to Present); Asset Management Compliance, RiverSource Investments (2004-2006).

(1)	Except as otherwise noted, the address of each officer is 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

(2)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(3)

On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

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The table below shows the aggregate dollar range of each Trustee’s holdings in the Funds as of December 31, 2011. Information regarding the Trustees’ holdings in the Absolute Return Fund as of December 31, 2011 is not provided because the Fund had not commenced operations prior to that date.

Independent Trustees	Dollar Range of Shares in the Funds	Aggregate Dollar Range of Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

T. Geron Bell	None	$50,001 -$100,000

Lucy Hancock Bode	None	$10,001 - $50,000

Leslie H. Garner Jr.	None	Over $100,000

Ronald James	None	$10,001 - $50,000

John A. MacDonald		$50,001 - $100,000
BlueBay Emerging Market Corporate Bond Fund	$10,001 - $50,000

H. David Rybolt	None	Over $100,000

James R. Seward		Over $100,000
BlueBay Global Convertible Bond Fund	Over $100,000

William B. Taylor		Over $100,000
BlueBay Global Convertible Bond Fund	$10,001 - $50,000
BlueBay Emerging Market Corporate Bond Fund	$10,001 - $50,000

Interested Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Kathleen A. Gorman[1]		$1 - $10,000
None

1 Ms. Gorman was appointed to the Board of Trustees on September 25, 2012.

Independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) receive from the Trust an annual retainer of $32,500. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other Trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $5,500 for each in-person Board of Trustees meeting attended, a meeting fee of $1,000 for each telephonic or Special Board meeting attended, and a $1,500 fee for each Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are directors, officers or employees of the Advisor, either Co-Administrator or Distributor do not receive compensation from the Trust. The table below sets forth the compensation received by each Trustee from the Trust during the Trust’s fiscal year ended September 30, 2012.

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	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation for Fund Complex Paid to Trustee†

Independent Trustees

T. Geron Bell	$64,000	None	None	$64,000
Lucy Hancock Bode	64,000	None	None	64,000
Leslie H. Garner, Jr.	63,500	None	None	63,500
Ronald James	63,500	None	None	63,500
John A. MacDonald	60,500	None	None	60,500
H. David Rybolt	62,500	None	None	62,500
James R. Seward	66,500	None	None	66,500
William B. Taylor	60,500	None	None	60,500

Interested Trustee

Kathleen A. Gorman[1]	None	None	None	None

†	The Fund Complex consists of the Trust, which currently offers 14 portfolios.
[1]	Ms. Gorman was appointed to the Board of Trustees on September 25, 2012.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of October 31, 2012, the persons listed below owned of record or beneficially more than 5% of the indicated class of shares of each Fund, other than the Absolute Return Fund. Prior to the date of this SAI, the Absolute Return Fund had not commenced operations and, therefore, no person owned of record or beneficially 25% or greater of any of the Fund’s outstanding voting securities or 5% or greater of the Fund’s outstanding shares. A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” (as defined under applicable securities laws) of the Fund. “Control” is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a fund. Any person owning more than 25% of the voting securities of a Fund may be deemed to have effective voting control over the operation of that Fund, which would diminish the voting rights of other shareholders. Additionally, as of October 31, 2012, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each class of each of the Funds except that Independent Trustee James Seward owned approximately 2% of the RBC BlueBay Global Convertible Bond Fund (Institutional Class).

RBC BlueBay Emerging Market Select Bond Fund - Class I

Name & Address	Shares Owned	%

CHARLES SCHWAB & CO, INC.*	1,527,744	14.25%
ATTN: MUTUAL FUNDS DEPT
SAN FRANCISCO, CA

NFS LLC FEBO	1,165,422	10.87%
THE NORTHERN TRUST COMPANY
CHICAGO, IL

RBC GLOBAL ASSET MANAGEMENT (U.S.) INC	717,275	6.69%
MINNEAPOLIS, MN

SEI PRIVATE TRUST COMPANY*	580,066	5.41%
ATTN: MF ADMIN
OAKS, PA

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RBC BlueBay Emerging Market Corporate Bond Fund - Class I

Name & Address	Shares Owned	%

RBC GLOBAL ASSET MANAGEMENT (U.S.) INC	1,560,083	95.89%
MINNEAPOLIS, MN

RBC BlueBay Global High Yield Bond Fund - Class I

Name & Address	Shares Owned	%

RBC GLOBAL ASSET MANAGEMENT (U.S.) INC	2,116,214	100%
MINNEAPOLIS, MN

RBC BlueBay Global Convertible Bond Fund - Class I

Name & Address	Shares Owned	%

RBC GLOBAL ASSET MANAGEMENT (U.S.) INC	1,536,104	97.09%
MINNEAPOLIS, MN

* Record owner who may not beneficially own shares.

INVESTMENT ADVISOR

The Advisor, located at 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402, serves as investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of RBC USA Holdco Corporation, which is an indirect wholly owned subsidiary of Royal Bank of Canada (“RBC”). RBC is one of North America’s leading diversified financial services companies and provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. RBC employs approximately 80,000 people who serve more than 15 million personal, business, public sector and institutional clients through offices in Canada, the U.S. and 51 other countries around the world. The Advisor has been registered with the SEC as an investment advisor since 1983, and has been a portfolio manager of publicly offered mutual funds since 1986. The charter of the Advisor is to provide fixed income, equity and balanced portfolio management services to clients from a variety of backgrounds and a broad range of financial needs. Under the Investment Advisory Agreement, the Advisor manages the day-to-day investment of assets of the Funds in accordance with the policies and procedures established by the Trust. As of September 30, 2012, the Advisor’s investment team managed approximately $40.5 billion in assets for individuals, public entities, Taft-Hartley plans, corporations, private non-profits, foundations, endowments and healthcare organizations.

For its services to the Funds, the Advisor receives from each Fund a fee, paid monthly, at an annual rate based on each Fund’s average daily net assets. Each class of shares of a Fund pays its respective pro rata portion of the total advisory fees payable by the Fund. The rates for each Fund are as follows:

Fund	Annual Advisory Fee Rate

RBC BlueBay Emerging Market Select Bond Fund	0.80%	of average daily net assets

RBC BlueBay Emerging Market Corporate Bond Fund	0.95%	of average daily net assets

RBC BlueBay Global High Yield Bond Fund	0.75%	of average daily net assets

RBC BlueBay Global Convertible Bond Fund	0.80%	of average daily net assets

RBC BlueBay Absolute Return Fund	0.75%	of average daily net assets

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Under the terms of the Investment Advisory Agreements for the Funds between the Trust and the Advisor, the investment advisory services of the Advisor to the Funds are not exclusive. The Advisor is free to, and does, render investment advisory services to others.

The Investment Advisory Agreement for each Fund will remain in effect after its initial term only as long as such continuance is approved for that Fund at least annually (i) by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to the Investment Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party.

Each Investment Advisory Agreement may be terminated with respect to a Fund at any time without payment of any penalty, by a vote of a majority of the outstanding securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the Board of Trustees on 60 days’ written notice to the Advisor, or by the Advisor on 60 days’ written notice to the Trust. An Investment Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

For each Fund, the Advisor has contractually agreed to waive and/or limit fees of a Fund pursuant to an Expense Limitation Agreement in order to maintain the Fund’s net annual operating expense at the levels and on the terms shown in the Prospectus through January 31, 2014.

Advisory Fees Paid By Funds. For the fiscal period November 30, 2011 (commencement of operations of all Funds other than the Absolute Return Fund) through September 30, 2012, the amounts of the advisory fees earned by the Advisor and the amounts of the reduction in fees and reimbursement of expenses by the Advisor as a result of the expense limitations, were as follows:

	Fiscal Period ended September 30, 2012
	Contractual Advisory Fees	Advisory Fees Waived and/or Expenses Reimbursed by Advisor
RBC BlueBay Emerging Market Select Bond Fund	$371,144	$299,684
RBC BlueBay Emerging Market Corporate Bond Fund	128,966	287,937
RBC BlueBay Global High Yield Bond Fund	132,919	280,599
RBC BlueBay Global Convertible Bond Fund	106,965	275,394
RBC BlueBay Absolute Return Fund[1]	N/A	N/A

1 The RBC BlueBay Absolute Return Fund had not commenced operations prior to the date of this SAI.

INVESTMENT SUB-ADVISOR

The Sub-Advisor, located at 77 Grosvenor Street, W1K 3JR London, United Kingdom, serves as investment sub-advisor to the Funds. The Sub-Advisor is a wholly-owned subsidiary of RBC, which is the parent company of the Adviser. The Sub-Advisor was established in 2001 as a specialist manager of fixed income products, offering clients a diverse range of investment strategies of different return/risk profiles, in order to cater to a variety of investor-specific return/risk appetites. More specifically, BlueBay manages a wide range of long-only, alternative specialist fixed income portfolios for both funds and separate accounts that focus on four sub-asset classes of fixed income: convertible bonds, high yield/distressed debt, global emerging market debt and investment grade debt. The Sub-Advisor seeks to provide asset management services characterized by a belief in the value of active management, a strong investment process, a focus on capital preservation and the generation of attractive risk-adjusted returns for all its investment strategies. The Sub-Advisor has been registered with the SEC as investment adviser since 2002, and is authorized and regulated by the UK Financial Services Authority. The Sub-Advisor employed 314 individuals and had $46.9 billion in assets under management as of September 30, 2012.

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For its services to the Funds, the Sub-Advisor will be paid by the Advisor a fee, paid monthly, at an annual rate based on each Fund’s average daily net assets. The rates for each Fund are as follows:

Fund	Annual Sub-Advisory Fee Rate

RBC BlueBay Emerging Market Select Bond Fund	0.55%	of average daily net assets

RBC BlueBay Emerging Market Corporate Bond Fund	0.70%	of average daily net assets

RBC BlueBay Global High Yield Bond Fund	0.50%	of average daily net assets

RBC BlueBay Global Convertible Bond Fund	0.55%	of average daily net assets

RBC BlueBay Absolute Return Fund	0.50%	of average daily net assets

Potential Conflicts of Interests

A portfolio manager’s compensation package may give rise to potential conflicts of interest. The management of multiple funds and accounts may give rise to potential conflicts of interest, for example, if the funds and accounts have different objectives, benchmarks, investment horizons and fees, or if they have overlapping objectives, benchmarks and time horizons. A portfolio manager may be required to allocate time and investment ideas across multiple funds and accounts. The Advisor has adopted policies and procedures designed to address these potential conflicts, including trade allocation policies and a code of ethics.

Other Accounts Managed

The following table provides information regarding other mutual funds and accounts for which each Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of September 30, 2012.

Portfolio Manager	RBC BlueBay Funds Managed	Account Type	Number of Accounts	Value of Accounts (000s)	Number of Performance Fee Accounts	Value of All Performance Fee Accounts (000s)
David Dowsett	RBC BlueBay	Separate
	Emerging Market	Accounts	7	$ 2,300,529	1	$589,369
	Select Bond Fund	Pooled	10	7,488,913	0	0
		Registered	0	0	0	0
Nick Shearn	RBC BlueBay	Separate
	Emerging Market	Accounts	5	1,931,098	1	589,369
	Select Bond Fund	Pooled	4	6,115,621	0	0
		Registered	0	0	0	0
Polina Kurdyavko	RBC BlueBay	Separate
	Emerging Market	Accounts	1	262,069	0	0
	Corporate Bond Fund	Pooled	5	5,363,775	0	0
		Registered	0	0	0	0
Adam Borneleit	RBC BlueBay	Separate
	Emerging Market	Accounts	1	262,069	0	0
	Corporate Bond Fund	Pooled	6	6,042,551	0	0
		Registered	0	0	0	0
Anthony Robertson	RBC BlueBay Global	Separate
	High Yield Bond Fund	Accounts	8	2,117,367	6	1,374,800
		Pooled	8	5,578,426	0	0
		Registered	0	0	0	0
Peter Higgins	RBC BlueBay Global	Separate
	High Yield Bond Fund	Accounts	8	2,117,367	6	1,374,800
		Pooled	8	5,578,426	0	0
		Registered	0	0	0	0
Michael Reed	RBC BlueBay Global	Separate
	Convertible Bond	Accounts	1	832,896	0	0
	Fund	Pooled	2	833,042	0	0
		Registered	0	0	0	0
Alessandro Esposito	RBC BlueBay Global	Separate
	Convertible Bond	Accounts	1	832,896	0	0
	Fund	Pooled	2	833,042	0	0
		Registered	0	0	0	0
Mark Dowding	RBC BlueBay	Separate
	Absolute Return Fund	Accounts	0	0	0	0
		Pooled	3	740,960	0	0
		Registered	0	0	0	0
Raphael Robelin	RBC BlueBay	Separate
	Absolute Return Fund	Accounts	17	5,177,670	4	1,414,215
		Pooled	7	13,667,987	0	0
		Registered	0	0	0	0
Geraud Charpin	RBC BlueBay	Separate
	Absolute Return Fund	Accounts	0	0	0	0
		Pooled	5	13,375,940	0	0
		Registered	0	0	0	0

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Portfolio Manager Compensation

The following portfolio manager compensation information is presented as of September 30, 2012.

The Sub-Advisor’s Overall Compensation Philosophy

Portfolio manager compensation consists of three components: a base salary, a discretionary bonus, and a retention award plan.

All portfolio managers are evaluated and rewarded annually during the yearly compensation review process. BlueBay has a Remuneration Committee which reviews the compensation arrangements annually. Compensation for any given individual is paid according to both quantitative and qualitative considerations. BlueBay operates a discretionary bonus scheme. Remuneration of all investment professionals is geared to fund performance and takes into account the profitable growth of each investment team’s business.

BlueBay has established a deferral ratio for all partners and employees who are awarded discretionary profit allocations (partners) or discretionary bonuses (employees) over a certain threshold. Partners and employees may also be given additional discretionary awards which are all deferred. All senior portfolio managers are partners. Deferrals will track BlueBay Funds and/or a combination of BlueBay Funds and the reference index, a shadow equity vehicle aligned to the performance of BlueBay and RBC Global Asset Management. Deferrals will vest on a cliff basis after a period of three years.

Management Team’s Beneficial Ownership of the Funds

A portfolio manager’s beneficial ownership of a Fund is defined as the portfolio manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the portfolio manager’s immediate family or by a trust of which the portfolio manager is a trustee could be considered ownership by the portfolio manager. The reporting of Fund share ownership in this SAI shall not be construed as an admission that the portfolio manager has any direct or indirect beneficial ownership in the Fund listed. The table below shows each portfolio manager’s beneficial ownership of the Fund(s) under his management as of September 30, 2012.

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PORTFOLIO MANAGERS HOLDINGS

Dollar Range of Fund Shares Beneficially Owned

RBC BlueBay Emerging Market Select Bond Fund
David Dowsett	None
Nick Shearn	None

RBC BlueBay Emerging Market Corporate Bond Fund
Polina Kurdyavko	None
Adam Borneleit	None

RBC BlueBay Global High Yield Bond Fund
Anthony Robertson	None
Peter Higgins	None

RBC BlueBay Global Convertible Bond Fund
Michael Reed	None
Alessandro Esposito	None

RBC BlueBay Absolute Return Fund[1]
Mark Dowding	None
Raphael Robelin	None
Geraud Charpin	None

1 Prior to the date of this SAI, the Absolute Return Fund had not commenced operations and, therefore, the portfolio managers did not hold shares of the Fund as of September 30, 2012.

PROXY VOTING POLICIES

The Funds are the beneficial owners of their portfolio securities, and therefore, the Board of Trustees, acting on the Funds’ behalf, is responsible for voting proxies. The Advisor has been delegated the authority by the Board of Trustees to vote proxies with respect to the investments held by the Funds.

The Trust seeks to assure that proxies received by the Trust or its delegate are voted in the best interests of the Trust’s shareholders, and has accordingly adopted proxy voting policies and procedures on behalf of each Fund.

A Proxy Voting Oversight Committee (“PVOC”), comprised of Fund officers and the Advisor representative(s), has been established for the purpose of resolving any issues associated with the proxy solicitation process, conflicts of interest, or other matters that may require further review by the Trust.

The Board fulfills its oversight responsibilities in a number of ways, including, but not limited to, review and approval of the Funds’ Proxy Voting Policies and Procedures, annual review of the adequacy and effectiveness of implementation of the Funds’ Proxy Voting Policies and Procedures in connection with the Rule 38a-1 annual report and annual review and adoption of the Guidelines.

The Board, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of each Fund’s shareholders, has approved and adopted the proxy voting policies of Institutional Shareholder Services Inc. (“ISS”), a leading national provider of proxy voting administrative and research services. These guidelines are reviewed periodically by ISS, and therefore are subject to change.

The Advisor has confirmed that ISS has the experience, capacity and competence to vote proxies. ISS has in place policies and procedures to reasonably guard against and to resolve any conflicts of interest which may arise in connection with its provision of research analyses, vote recommendations and voting agency services. The Advisor has no affiliation or material business, professional or other relationship with ISS. ISS must disclose or make available to its clients information about any

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material interest ISS, its supervised persons or its affiliates might have in any matter with regard to which it renders proxy voting advice or other advisory research.

ISS is responsible for making sure proxies are voted in a timely manner. ISS determines how to vote proxies on behalf of Clients pursuant to its pre-determined guidelines. Because the Trust generally votes proxies in accordance with ISS guidelines, the Funds are not expected to encounter any material conflict of interest issues regarding proxy voting. However, if a portfolio manager or other personnel of the Advisor or Sub-Advisor recommends that a particular proxy be voted in a manner that is different from the proposed vote of ISS, the PVOC will consider whether the individual or the Trust’s Advisor or Sub-Advisor has a material conflict of interest with the Fund with regard to voting the proxy and will determine how to vote the proxy. Employees with a question or concern as to whether a material conflict of interest exists and how to resolve the conflict in the best interest of the Fund are be directed to the Trust’s Proxy Voting Oversight Committee.

Each year the Trust files its proxy voting record for the twelve-month period ended June 30 with the SEC on Form N-PX no later than August 31. The records can be obtained on the SEC’s website at www.sec.gov and without charge by calling the Funds at 1-800-422-2766.

DISTRIBUTION OF FUND SHARES

Quasar Distributors, LLC (the “Distributor”), located at 615 East Michigan Street, Milwaukee, WI 53202, is the principal underwriter for shares of the Funds. The Distributor serves pursuant to a Distribution Agreement, which specifies the obligations of the Distributor with respect to offers and sales of Fund shares. The Distribution Agreement provides, among other things, that the Distributor may enter into selling group agreements with responsible dealers and dealer managers as well as sell a Fund’s shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.

Additional Payments. The Advisor may make additional payments, out of its own resources and at no additional cost to the Funds or their shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions, including affiliates of the Advisor (“Intermediaries”) in connection with the provision of administrative services; the distribution of the Funds’ shares; reimbursement of ticket or operational charges (fees that an institution charges its representatives for effecting transactions in the Funds’ shares). No one factor is determinative of the type or amount of such additional payments to be provided and all factors are weighed in the assessment of such determination. Generally, no Intermediary is precluded from considering any of these factors in negotiating such additional payments on its behalf and, unless otherwise disclosed as a special arrangement, no Intermediary is precluded from negotiating the same or similar additional payments arrangement on the same terms as another Intermediary. The Advisor also may make inter-company payments out of its own resources, and at no additional cost to the Funds or shareholders, to RBC Capital Markets, LLC, in recognition of administrative and distribution-related services provided by RBC Capital Markets, LLC to shareholders. In addition, certain Intermediaries may receive fees from the Funds for providing recordkeeping and other services for individual shareholders and/or retirement plan participants. Financial consultants and other registered representatives of Intermediaries may receive compensation payments from their firms in connection with the distribution or servicing of Fund shares.

ADMINISTRATIVE SERVICES

The Advisor serves as Co-Administrator to the Funds. The Advisor provides certain administrative services necessary for the operation of the Funds, including among other things, (i) responding to inquiries from shareholders, brokers, dealers and registered representatives of the Funds, (ii) preparing the Trust’s registration statement, proxy statements and all annual and semi annual reports to Fund shareholders, and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Funds’ Advisor, Distributor, custodian, independent accountants, legal counsel and others. In addition, the Advisor furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Funds’ officers, employees and Trustees affiliated with the Advisor. The Advisor does not receive a fee for administrative services provided to the Funds.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as Co-Administrator to the Funds and provides facilities, equipment and personnel to carry out certain administrative services related to the Funds. BNY Mellon also serves as the fund accounting agent for each of the Funds and provides certain accounting services such as computation of the Funds’ net asset value and maintenance of the Funds’ books and financial records. Under the Administration and Accounting Services Agreement, BNY Mellon receives a fee for its services payable by the Funds based on the Funds’ average net assets. For the fiscal period November 30, 2011 (commencement of operations of all Funds other than the Absolute Return Fund) through September 30, 2012, BNY Mellon received the following fees for fund administration and accounting services:

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Fund	Fund Administration and Accounting Services Fees
RBC BlueBay Emerging Market Select Bond Fund	$38,154
RBC BlueBay Emerging Market Corporate Bond Fund	$36,513
RBC BlueBay Global High Yield Bond Fund	$36,721
RBC BlueBay Global Convertible Bond Fund	$36,503
RBC BlueBay Absolute Return Fund[1]	N/A

1 The Absolute Return Fund had not commenced operations prior to the date of this SAI.

DETERMINATION OF NET ASSET VALUE

The net asset value (“NAV”) per share for each class of shares of each Fund normally is determined, and its shares normally are priced, at the close of each business day for the New York Stock Exchange (“NYSE”), or 4:00 p.m. Eastern time, whichever is earlier (“Value Time”), on days that the NYSE is open or (at the Fund’s option) on days the primary trading markets for the Fund’s portfolio instruments are open (“Value Date”). The NAV per share of each class of shares of the Funds is computed by dividing the value of net assets of each class (i.e., the value of the assets less the liabilities) by the total number of outstanding shares of the class. All expenses, including fees paid to the Advisor and Co-Administrators, are accrued daily and taken into account for the purpose of determining the NAV.

Portfolio Security Valuation. The value of an equity security traded on one or more U.S. exchanges (and not subject to restrictions against sale by the Fund on such exchanges) will be valued at the last available quoted sale price on the primary trading exchange for the security as of the Value Time on the Value Date. If there was no sale on the primary exchange on the Value Date, the most recent bid shall be used. Securities for which the NASDAQ Stock Market, Inc. (“NASDAQ”) provides a NASDAQ Official Closing Price (“NOCP”) will be valued at the NOCP. Over-the-counter common and preferred stocks quoted on NASDAQ or in another medium for which no NOCP is calculated by NASDAQ and securities traded on an exchange for which no sales are reported on the Value Date are valued at the most recent bid quotation on the Value Date on the relevant exchange or market as of the Value Time. An equity security not traded in the United States but listed on a foreign exchange shall be valued at the closing price on the principal foreign exchange where the security is traded, and if a closing price is not available the last bid price shall be used. Investment company securities are valued at the net asset value per share calculated for such securities on the Value Date. Exchange-traded options, futures and options on futures are valued at their most recent sale price on the exchange on which they are primarily traded. Equity securities for which market quotations (i) are not readily available or (ii) do not accurately reflect the value of the securities, as determined by the Advisor, are valued at fair value using the Trust’s pricing and valuation procedures. Significant bid-ask spreads, or infrequent trading may indicate a lack of readily available market quotations.

Debt securities will generally be priced at the value determined by an approved pricing agent using methods such as matrix pricing, its proprietary calculation model or dealer-supplied valuations. When a market value is not readily available from a pricing service or independent broker-dealer, the value obtained is deemed to be unreliable, or there is a significant valuation event affecting the value of a security, the “fair value” of a security shall be determined by the Valuation Committee in accordance with Fund procedures. Fixed income securities with 60 days or less to maturity at the time of purchase will be valued at amortized cost, unless such method is determined by the pricing committee to be inappropriate due to credit or other impairments of the issuer.

Generally, foreign equity securities denominated in foreign currencies are valued in their national currency at the latest available quoted sale price as of the close of trading on the foreign exchange or other principal market on which the security is traded. In the absence of current trading activity, the securities will be valued at the last bid quotation. The value is then converted into its U.S. dollar equivalent using the foreign exchange quotation received from the vendor as of 4:00 p.m. Eastern time.

Other types of securities and assets owned by a Fund are valued using procedures contained in the Trust’s pricing and valuation procedures.

In situations where it is determined that market quotations are not readily available from a pricing service or independent broker-dealer, or if the valuations are deemed to be unreliable or do not accurately reflect the value of the securities, Board-approved “fair valuation” methodologies will be used. “Fair value” shall be deemed to be the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination will be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Under the Trust’s pricing

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and valuation procedures, fair valuation methodologies may also be used in situations such as (i) a price is determined to be stale (for example, it cannot be valued using the standard pricing method because a recent sale price is not available) on more than five consecutive days on which a Fund calculates its NAV; or (ii) a significant valuation event is determined to have occurred pursuant to the Trust’s pricing and valuation procedures. A significant valuation event may include, but is not limited to, one or more of the following: (i) a significant event affecting the value of a security or other asset of the Fund that is traded on a foreign exchange or market has occurred between the time when the foreign exchange or market closes and the Value Time; (ii) one or more markets in which a security or other asset of the Fund trades is closed for a holiday on a Fund Value Date or, has closed or is disrupted as a result of unusual or extraordinary events (e.g., natural disasters, civil unrest, imposition of capital controls, etc.); (iii) there is an unusually large movement, between the Value Time on the previous day and today’s Value Time, in the value of one or more securities indexes that the Fund uses as a “benchmark” or that are determined by the Pricing Committee to be relevant to the Fund’s portfolio investments; or (iv) some other market or economic event (e.g., a bankruptcy filing) would cause a security or other asset of the Fund to experience a significant change in value. If it has been determined that a significant valuation event has occurred, the Board may value each security pursuant to the Trust’s fair value pricing procedures.

PORTFOLIO TRANSACTIONS

Pursuant to the Investment Advisory and Sub-Advisory Agreements, the Sub-Advisor places orders for the purchase and sale of portfolio investments for the Funds’ accounts with brokers or dealers it selects in its discretion.

Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded other than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with the Funds, the Advisor, the Sub-Advisor or the Distributor are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC or the transaction complies with requirements of certain SEC rules applicable to affiliated transactions.

Trade Allocation and Aggregation

Investment decisions for the Funds, and for the other investment advisory clients of the Sub-Advisor, are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. At times, two or more clients may also simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Sub-Advisor is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

The Sub-Advisor has established and implemented an Order Allocation policy, setting out the most important and/or relevant aspects of the order allocation arrangements to ensure fair allocation. Generally the portfolio managers will allocate trades across portfolios with similar mandates to bring the holding in each account to a similar percentage of the value of the portfolio. The portfolio manager will take into account factors impacting the allocation, including:

•	Each portfolio’s investment guidelines that exclude a particular security or type of security;

•	Each portfolio’s guidelines that restrict the amount (usually as a percentage of the portfolio value) of a particular security or security type;

•	Minimum tradable lot sizes applicable to a security; and round lot sizes.

The trader aggregates orders and places a block order with one or more brokers. Block trades are entered into for efficient trading purposes, to limit market impact and to achieve the best price at execution. If the block trade is filled in its entirety, all participating clients receive the order amount. If the trade is partially filled or executed with more than one broker, each

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tranche of the trade is allocated among the participating accounts pro rata according to the order size specified by the portfolio manager at the time of order placement. Tranches are executed and allocated on this pro rata basis until the order has been filled or the outstanding order has been cancelled by the portfolio manager.

Trading Costs

Trading involves transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. The Funds may purchase securities during an underwriting, which will include an underwriting fee paid to the underwriter. Purchases and sales of common stocks are generally placed by the Sub-Advisor with broker-dealers which, in the judgment of the Sub-Advisor provide prompt and reliable execution at favorable security prices and reasonable commission rates.

In effecting purchases and sales of portfolio securities for the account of a Fund, the Sub-Advisor will seek the best execution of the Fund’s orders.

The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Board of Trustees, the Sub-Advisor is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Advisor to obtain the best results taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved and other factors such as the dealer’s risk in positioning the securities. While the Sub-Advisor generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Broker-Dealer Selection

Many factors affect the selection of a broker, including the overall reasonableness of commissions paid to a broker, the firm’s general execution and operational capabilities, its reliability and financial condition. Additionally, some of the brokers with whom the Sub-Advisor effects transactions may have also referred investment advisory clients to the Sub-Advisor. However, any transactions with such brokers will be subject to best execution obligations. The Sub-Advisor may not consider sales of BlueBay fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the RBC BlueBay Funds.

Consistent with achieving best execution, a Fund may participate in “commission recapture” programs, under which brokers or dealers used by the Fund remit a portion of brokerage commissions to the particular Fund from which they were generated. Subject to oversight by the Funds’ Board of Trustees and the Advisor, the Sub-Advisor is responsible for the selection of brokers or dealers with whom a Fund executes trades and for ensuring that a Fund receives best execution in connection with its portfolio brokerage transactions. Participation in a commission recapture program is not expected to have a material impact on either expenses or returns of those Funds utilizing the program.

The Sub-Advisor may cause a Fund to pay commissions higher than another broker-dealer would have charged for effecting the same transaction if the Sub-Advisor believes the commission paid is reasonable in relation to the value of the brokerage and research services provided by the broker. In other words, the Sub-Advisor may use client commissions or “soft dollars” to obtain proprietary research (research prepared by the broker-dealer executing the client transactions), third-party research or brokerage services that benefit the Sub-Advisor and its client accounts. The Sub-Advisor’s use of soft dollars will be consistent with Section 28(e) of the Securities Exchange Act of 1934 and the Sub-Advisor will determine that the value of the research or brokerage service obtained is reasonable in relation to the commissions paid.

The Sub-Advisor may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer that has provided statistical or other research services to the Sub-Advisor. By allocating transactions in this manner, the Sub-Advisor can supplement their research and analysis with the views and information of securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Sub-Advisor in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The advisory fees paid by the Funds are not reduced because the Sub-Advisor and their affiliates receive such services.

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Execution factors and criteria

When giving effect to decisions to deal on behalf of its clients, the exact nature of the best possible result will be determined by the Sub-Advisor by reference to a wide variety of factors including: price, costs, speed, likelihood of execution and settlement, size, nature of the order, or any other consideration relevant to the execution of the order.

Price will ordinarily merit a high relative importance in obtaining the best possible result. However, in some circumstances the Sub-Advisor may appropriately determine that other factors are more important than price. The Sub-Advisor determines the relative importance of the various factors by using its commercial judgment and experience in light of market information and taking into account the following criteria: the characteristics of the portfolio, the characteristics of the order, the characteristics of the instrument or product and the characteristics of the Brokers or Execution Venues to which that order can be directed.

Choosing between order placement and direct execution

Once the Sub-Advisor has made a decision to deal, the trader decides whether to place the order with a Broker or to execute the transaction directly on an Execution Venue. This decision is made having regard to the relative importance of the execution factors for the instrument or product in question. For some instruments or products, there is no choice. So, for example, when trading “over the counter” derivatives, the transaction will always be effected by way of direct execution with a Counterparty.

Order placement with Brokers

Each portfolio manager and trader specializes in one of the four main mandate types managed by the Sub-Advisor: emerging market, high yield/distressed, convertibles and investment grade. The core senior portfolio managers for each of the four mandate types have focused on their asset class for more than 10 years, gaining insight and experience under a variety of market conditions. The Sub-Advisor has dedicated an execution team of traders to each of the three asset classes, providing them with in-depth knowledge of the instruments and products traded and the Brokers/Counterparties with which to trade.

Where the Sub-Advisor places an order with a Broker for execution, the Sub-Advisor is not responsible for controlling or influencing the arrangements made by the Broker relating to the execution of that order (for example, the Sub-Advisor does not control the Broker’s choice of Execution Venues) and is not required to duplicate the efforts of the Broker in ensuring the best possible result. The Sub-Advisor’s obligation is therefore to ensure that the Brokers included in the Approved Broker/Counterparty List are those which will enable it to comply with the Best Execution Obligation and that orders are passed only to those Brokers.

RBC group as a global financial services company may act in variety of roles including those of a broker, underwriter, agent or lender in connection with transactions in which the Sub-Advisor’s clients have an interest and will receive remuneration or other benefits in connections with these trades. The Sub-Advisor’s traders will choose to execute a transaction with RBC group entities only if the transaction is executed at arm’s length basis and achieves previously stated threshold for best execution. The Sub-Advisor’s policies address conflicts of interest that may arise from such transactions and furthermore create information barriers between the Sub-Advisor and RBC designed to ensure that information is not improperly shared among these companies and their employees; and prohibit the portfolio managers from investing in RBC shares on behalf of its clients.

Direct execution with Execution Venues

BlueBay traders will use their professional judgment, skill and experience to decide the most appropriate Execution Venue when seeking to comply with the Best Execution Obligation. BlueBay executes the majority of its trades with the Counterparties listed in the BlueBay Approved Broker/Counterparty List rather than on an exchange or other trading system.

The traders have built relationships with the Counterparties with which BlueBay trades, enabling them to ascertain which organization is likely to provide the product or instrument required in a way that allows BlueBay to satisfy the Best Execution Obligation owed to its clients. Typically the traders approach a range of Counterparties to obtain the best price available for a security. However, it may not be advantageous for BlueBay to seek multiple quotes if a security has limited liquidity and a small number of market makers, in which case placing an order may lead to a price movement that is

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unfavorable to BlueBay’s clients as a result of informing the market of BlueBay’s trading intentions. At all times the traders use their professional judgment to obtain the best possible result in the circumstances.

“Over the counter” trading in derivatives is effected by BlueBay with Counterparties that act as principal under ISDA and related master documentation. Owing to factors beyond BlueBay’s reasonable control, relationships with some of these Counterparties may have been established only for particular clients and so may not be available for all clients. Any decision to execute a transaction with a particular Counterparty on behalf of a client is made from the available pool of Counterparties for that client.

Counterparty Approval Process

Before undertaking business with a Counterparty for the first time, an approval process is followed to ensure that BlueBay only trades with appropriate counterparties. BlueBay maintains an Approved Broker/Counterparty List which formally records the parties with which a trader may do business. All approved counterparties are programmed into Charles River, BlueBay’s Investment Management System.

The Market Risk Committee has authority to approve new counterparties. On the basis of the completed initial approval form, financial statements, credit rating, and clearing arrangements, the Market Risk Committee considers whether the trading risk of the Counterparty is acceptable in light of the type of trading for which approval is sought.

Ongoing Review of Counterparties

BlueBay performs daily, quarterly and annual review process of all approved counterparties. On a daily basis, the Risk team monitors market indicators such as credit default swap spreads for OTC and depositor counterparties. If these indicators raise concern about the credit quality of any Counterparty, the Market Risk Committee may prohibit further trading or remove the Counterparty from the Approved Broker/Counterparty List. On a quarterly basis, Compliance Department reviews the trading turnover with each Counterparty against the gifts and entertainment received by staff from counterparties, to determine whether there is any link between trading and gift and entertainment levels. On an annual basis all the approved counterparties are reviewed by Market Risk Committee on the basis of legal/regulatory actions, trading volumes, financial standing and most recent ratings. Based on the reviews of these factors, the Head of Trade Execution or the Market Risk Committee may determine to prohibit trading with certain counterparties that no longer meet the requirements set forth by BlueBay.

The following table shows total brokerage commissions paid by the Funds during the fiscal period November 30, 2011 (commencement of operations of all Funds other than the Absolute Return Fund) through September 30, 2012.

Total Brokerage Commissions

Fund	Fiscal Period Ended September 30, 2012
RBC BlueBay Emerging Market Select Bond Fund	$0
RBC BlueBay Emerging Market Corporate Bond Fund	10
RBC BlueBay Global High Yield Bond Fund	7
RBC BlueBay Global Convertible Bond Fund	0
RBC BlueBay Absolute Return Fund[1]	N/A

1 The Absolute Return Fund had not commenced operations prior to the date of this SAI.

The Funds did not engage in any brokerage transactions involving any broker-dealers that are affiliated with the Trust or the Advisor during the fiscal period November 30, 2011 (commencement of operations) through September 30, 2012.

As of September 30, 2012, the following Funds held investments in securities of their regular broker-dealers:

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Investments in Regular Broker-Dealers

Fund	Issuer	Aggregate Value of Issuer’s Securities Owned as of 9/30/12
RBC BlueBay Emerging Markets Select Bond Fund	JP Morgan	$34,845,938
RBC BlueBay Emerging Markets Corporate Bond Fund	JP Morgan	1,219,662
RBC BlueBay Global High Yield Bond Fund	JP Morgan	2,276,642
RBC BlueBay Global Convertible Bond Fund	JP Morgan	1,251,685

PORTFOLIO TURNOVER

Changes may be made in the Funds’ portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of total purchases or sales of portfolio securities by the average monthly value of the Fund’s portfolio securities. Higher portfolio turnover rates may result in higher brokerage expenses.

TAXATION

The following is a summary of certain additional tax considerations generally affecting a Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxation” section is based on the Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

TAXATION OF THE FUNDS. Each Fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Code. If a Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, each Fund must satisfy the following requirements:

•

Distribution Requirement—A Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•

Income Requirement—A Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

•

Asset Diversification Test—A Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting

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securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by a Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect a Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, a Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, a Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

Each Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If a Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that a Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on a Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, a Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio Turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions—Distributions of Capital Gains” below.

Capital Loss Carryovers. The capital losses of a Fund, if any, do not flow through to shareholders. Rather, a Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”), rules similar to those that apply to capital loss carryovers of individuals are made applicable to RICs. Thus, if a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (the date of enactment of the RIC Mod Act), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of a Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of a Fund beginning on or before December 22, 2010, the Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of a Fund. An ownership change generally results when shareholders owning 5% or more of a Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in

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the case of those realized in taxable years of a Fund beginning on or before December 22, 2010, to expire unutilized), thereby reducing a Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund’s shareholders could result from an ownership change. The Funds undertake no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Fund’s control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change. Additionally, if a Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by a Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of Late Year Losses. A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions - Distributions of capital gains” below). A “qualified late year loss” includes:

(i)	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

(ii)

the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.

Undistributed Capital Gains. A Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Funds currently intend to distribute net capital gains. If a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal Excise Tax. To avoid a 4% non-deductible excise tax, a Fund must distribute by December 31 of each year an amount equal to: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. A Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, a Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign Income Tax. Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the

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amount of a Fund’s assets to be invested in various countries is not known. Under certain circumstances, a Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

TAXATION OF FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by a Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Funds will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of Net Investment Income. Each Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of a Fund, constitutes a Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “Qualified Dividend Income for Individuals” and “Dividends-Received Deduction for Corporations.”

Distributions of Capital Gains. Each Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital. Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, a Fund over-estimates the income to be received from certain investments.

Qualified Dividend Income for Individuals. With respect to taxable years of a Fund beginning before January 1, 2013 (unless such provision is extended, possibly retroactively to January 1, 2013, or made permanent), ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to a Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before a Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by a Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both a Fund and the investor. Specifically, the amount that a Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by

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you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by a Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of shares, a Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. A Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-Through of Foreign Tax Credits. If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See “Tax Treatment of Portfolio Securities – Securities Lending” below.

U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Declared in December and Paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare Tax. For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

SALES, EXCHANGES, AND REDEMPTIONS. Sales, exchanges and redemptions (including redemptions in-kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

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Tax Basis Information. The Funds are required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Funs (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in a Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, or shareholders investing in a money market fund that maintains a stable net asset value. When required to report cost basis, the Funds will calculate it using the Funds’ default method of average cost, unless you instruct a Fund in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Funds do not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify a Fund in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Funds’ default method of average cost, other cost basis methods offered by the Trust, which you may elect to apply to covered shares, include:

•

Single Account Average Cost (SAAC) — the total cost basis of both covered shares and “noncovered shares” (as defined below) in an account are averaged to determine the basis of shares. By electing the single account average cost method, your noncovered shares will be redesignated as covered shares. This election is only available for current shareholders of the Funds.

•	First-In First-Out (FIFO) — depletes shares in the order of the acquisition date; the oldest shares are redeemed first.

•	Last-In First-Out (LIFO) — depletes shares in the order of the acquisition date; the newest shares are redeemed first.

•	High Cost (HIFO) — depletes shares in the order of highest cost per share; the most expensive shares are redeemed first.

•	Low Cost (LOFO) — depletes shares in the order of lowest cost per share; the least expensive shares are redeemed first.

•	Loss/Gain Utilization (LGUT) — depletes shares with losses prior to shares with gains and short-term shares prior to long-term shares.

•

Specific Lot Identification — depletes shares according to the lots chosen by the shareholder. If insufficient shares are identified at the time of disposition, then a secondary default method of first-in first-out will be applied.

You may elect any of the available methods detailed above for your covered shares. If you do not notify a Fund in writing of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Fund (“noncovered shares”) you may own, unless you elect single account average cost. You may change from average cost to another cost basis method for covered shares at any time by notifying a Fund in writing, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

With the exception of the specific lot identification method, the Trust first depletes noncovered shares in first in, first out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.

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A Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However a Fund is not required to, and in many cases a Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Tax Shelter Reporting. Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.

TAX TREATMENT OF PORTFOLIO SECURITIES. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, effect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Description of Securities and Investment Practices” for a detailed description of the various types of securities and investment techniques that apply to a Fund.

In General. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain Fixed-Income Investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the

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option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC Investments. A fund may invest in stocks of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the

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designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Securities Lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“OID”) principles.

Investments in Securities of Uncertain Tax Character. A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING. By law, a Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•	provide your correct social security or taxpayer identification number,

•	certify that this number is correct,

•	certify that you are not subject to backup withholding, and

•	certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. This rate will expire and the backup withholding rate will be 31% for amounts paid on or after January 1, 2013, unless the 28% rate is extended, possibly retroactively to January 1, 2013, or made permanent. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

EFFECT OF FUTURE TAX LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of

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this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

NON-U.S. SHAREHOLDERS. The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Effective January 1, 2014, the Funds will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty) and application of U.S. estate tax.

OTHER INFORMATION

CAPITALIZATION

The Trust is a Delaware statutory trust established under a Certificate of Trust dated December 16, 2003 and currently consists of 14 separately managed portfolios, each of which offers one or more classes of shares. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value per share. The Board of Trustees may establish additional portfolios (with different investment objectives and fundamental policies), or additional classes of shares, at any time in the future. Establishment and offering of additional portfolios or classes will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund or class, each shareholder is entitled to receive his pro rata share of the net assets of that Fund or class.

VOTING RIGHTS

The Trust is an open-end investment management company and under its Agreement and Declaration of Trust, it is not required to hold annual meetings of each Fund’s shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Agreement and Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, under applicable law, the Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

Each Fund may vote separately on matters affecting only that Fund, and each class of shares of each Fund may vote separately on matters affecting only that class or affecting that class differently from other classes.

The Trust’s shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

OTHER SERVICE PROVIDERS

The Bank of New York Mellon, One Wall Street, New York, New York 10286, acts as custodian of the Funds’ assets. The Bank of New York Mellon is responsible for the safekeeping of the Funds’ assets and for providing related services.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, serves as the transfer agent for the Trust.

BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, provides certain administrative and fund accounting services to the Funds pursuant to an Administration and Accounting Services Agreement.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, located at 111 South Wacker Drive, Chicago, Illinois, 60606 serves as the independent registered public accounting firm for the Funds and provides audit services and assistance and consultation in connection with review of certain SEC filings.

CODE OF ETHICS

The Trust, the Advisor, the Sub-Advisor and the Distributor have each adopted a code of ethics, as required by applicable law, designed to prevent affiliated persons of the Trust, the Advisor, the Sub-Advisor and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

It is the policy of the Trust to disclose nonpublic Fund portfolio holdings information only when there is a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. It is also the Trust’s policy that no compensation or other consideration may be received by the Trust, the Advisor, its sub-advisor, or any other party in connection with such disclosures. The related procedures are reasonably designed to prevent the use of portfolio holdings information to trade against a Fund, or otherwise use the information in a way that would harm a Fund, and to prevent selected investors from having and using nonpublic information that will allow them to make advantageous decisions with respect to purchasing and selling Fund shares.

The Trust makes portfolio holdings information publicly available in three different ways. With respect to all Funds, complete portfolio holdings information as of the second and fourth fiscal quarter-ends is available in the Funds’ semi-annual and annual reports, which are sent to shareholders and are contained in the Funds’ Form N-CSR filings. The filings are available at www.sec.gov. All Funds also file Form N-Q which contains complete portfolio holdings as of the first and third fiscal quarter-ends and is similarly available on the SEC’s website. In addition, as further described below, all Funds make certain portfolio securities information available on their website which is accessed by using the Funds’ link at www.rbcgam.us. Within 15 days of month-end, each Fund’s top ten holdings are posted on the Funds’ website.

Once portfolio holdings information has been made public, the Advisor and Sub-Advisor may provide portfolio holdings information to any third party as of the next business day, including actual and prospective individual and institutional shareholders, intermediaries, and affiliates of the Advisor.

The Trust also provides Fund portfolio holdings information outside of the public disclosure described above. Such information is provided only where there is a legitimate business purpose for doing so and the recipient has a duty of confidentiality, including the duty to not trade on such information. Such duty may be based on the recipient’s status (e.g., a fiduciary), or on an agreement between the Trust (or its authorized representative) and the recipient.

Nonpublic holdings information may not be provided without the approval of the Trust’s President or her designate (the Funds’ CFO or CCO). The President or her designate will approve such disclosure only after (1) concluding that disclosure is in the best interests of a Fund and its shareholders, including considering any conflicts of interest presented by such disclosure and (2) ensuring that the recipient has a duty by virtue of a confidentiality agreement, status, contract, or agreement to maintain the confidentiality of the information and not to trade on it.

The Trust has certain ongoing arrangements to provide nonpublic holdings information. No compensation or other consideration is received by the Trust, the Advisor or any other party in connection with such arrangements. The following list identifies the recipients of such information as of the date of this SAI. Unless otherwise stated, there may be no lag between the date of the information and the date on which the information is disclosed pursuant to these arrangements.

Advisor: Nonpublic holdings information and information derived therefrom is provided on a continuous basis to Advisor employees who have a need to know the information in connection with their job responsibilities, such as investment, compliance, and operations personnel. Such individuals are prohibited from trading on the basis of nonpublic holdings information and are subject to the reporting and monitoring obligations of the Advisor’s Code of Ethics and the Trust’s Code of Ethics.

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Sub-Advisor: Nonpublic holdings information and information derived therefrom is provided on a continuous basis to Sub-Advisor employees who have a need to know the information in connection with their job responsibilities, such as investment, compliance, and operations personnel, without prior specific approval. Such individuals are prohibited from trading on the basis of nonpublic holdings information and are subject to the reporting and monitoring obligations of the Sub-Advisor’s Code of Ethics and the Trust’s Code of Ethics.

Advisor Affiliate RBC Global Asset Management Inc. “RBC GAM”: Nonpublic holdings information is made available to certain employees of RBC GAM. Such individuals are prohibited from trading on the basis of nonpublic holdings information and are subject to reporting and monitoring obligations of the RBC GAM Personal Trading Policy.

Trust Board of Trustees: Nonpublic holdings information and information derived therefrom may be provided on a quarterly or more frequent basis to the Board of Trustees, particularly in connection with quarterly Board meetings. Such individuals are prohibited from trading on the basis of Nonpublic Holdings Information and are subject to the reporting and monitoring obligations of the Trust’s Code of Ethics.

Trust Service Providers: The Bank of New York Mellon (the custodian), U.S. Bancorp Fund Services, LLC (the transfer agent), RBC Global Asset Management (U.S.) Inc. and BNY Mellon Investment Servicing (US) Inc. (the co-administrators), Quasar Distributors, LLC (the distributor), the Trust’s financial printer, website provider and the like may receive nonpublic holdings information on a continuous or other periodic basis, provided that such organization has a duty to maintain the information in confidence, and not to trade on the basis of such information. For example, the Trust’s website provider receives complete Fund holdings on a monthly basis with a four-day delay.

The Trust’s outside counsel, independent trustees’ counsel and independent registered public accounting firm may receive nonpublic holdings information in connection with their services to the Trust, particularly with respect to quarterly Board meetings and the annual fund audits. Each of these is subject to pre-existing fiduciary duties or duties of confidentiality arising from established rules of professional responsibility and ethical conduct.

Fund Ranking and Ratings Organizations: Nonpublic holdings information may be provided to organizations that provide mutual fund rankings, ratings and/or analysis.

When Required by Applicable Law: Nonpublic holdings information may be disclosed to any person as required by applicable laws, rules and regulations. For example, such information may be disclosed in response to regulatory requests for information or in response to legal process in litigation matters.

On an annual basis, the Trust’s Chief Compliance Officer will report to the Board of Trustees on the operation of these policies and procedures, including a list of all parties receiving material nonpublic portfolio holdings information. On a quarterly basis, the Trust’s Chief Compliance Officer will report to the Board of Trustees regarding all approvals for disclosure of material nonpublic information during the previous period.

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The Report of the Independent Registered Public Accounting Firm and financial statements and financial highlights of the Funds, except the Absolute Return Fund, included in their most recent Annual Report dated September 30, 2012, are incorporated herein by reference to such Annual Report. The Report of Independent Registered Public Accounting Firm and financial statements of the Absolute Return Fund will be included in its next Annual Report. Copies of the Annual Report for the Funds are available without charge upon request by writing to RBC Funds Trust, 100 South Fifth

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Street, Suite 2300, Minneapolis, Minnesota 55402, or telephoning (800) 422-2766 or on the Funds’ website at www.rbcgam.us.

The financial statements and financial highlights for the period ended September 30, 2012 incorporated in this Statement of Additional Information by reference from the Funds’ Annual Report have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated herein by reference. Such financial statements and financial highlights have been so incorporated in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR THIS STATEMENT OF ADDITIONAL INFORMATION OR INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS SAI OR THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

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APPENDIX A

RATINGS OF DEBT INSTRUMENTS

CORPORATE AND MUNICIPAL BOND RATINGS.

MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”) GLOBAL LONG TERM OBLIGATION RATINGS:

Aaa –	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa –	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A –	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa –	Obligations rated Baa are judged to be medium-grade and subject to moderate risk and as such may possess certain speculative characteristics.

Ba –	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B –	Obligations rated B are considered speculative and are subject to high credit risk.

Caa –	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca –	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C –	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers, 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a ‘(hyb)’ indicator is appended to all ratings of hybrid securities issued by banks, issuers, finance companies, and securities firms.

STANDARD & POOR’S RATINGS GROUP (“S&P”) LONG-TERM ISSUE CREDIT RATINGS:

AAA – An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C – A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D – An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) – The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

STATE, MUNICIPAL NOTES AND TAX EXEMPT DEMAND NOTES

MOODY’S SHORT-TERM OBLIGATION RATINGS:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG-1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG-3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade quality. Debt instruments in this category may lack sufficient margins of protection.

MOODY’S DEMAND OBLIGATION RATINGS:

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale called the Variable Municipal Investment Grade or VMIG rating.

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P MUNICIPAL SHORT-TERM NOTE RATINGS:

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

– Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and

– Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1 – Strong capacity to pay principal and interest. An issue determined to possess very strong capacity to pay debt service is given a plus (+) designation.

SP-2 – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 – Speculative capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS

MOODY’S GLOBAL SHORT TERM RATINGS:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

Prime-1 (P-1) – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

Prime-2 (P-2) – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

Prime-3 (P-3) – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

Not Prime - (NP) – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P SHORT-TERM ISSUE CREDIT RATINGS:

A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 – A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 – A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B – A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C – A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D – A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings – Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

INTERNATIONAL LONG-TERM CREDIT RATINGS

FITCH RATINGS LTD. (“FITCH”):

International Long-Term Credit Ratings are more commonly referred to as simply “Long-Term Ratings.” International credit ratings relate to either foreign currency or local currency commitments and, in both cases, assess the capacity to meet those commitments using a globally applicable scale. As such, both foreign and local currency international ratings are internationally comparable assessments.

The local currency international rating measures the likelihood of repayment in the currency of the jurisdiction in which the issuer is domiciled and hence does not take account of the possibility that it will not be possible to convert local currency into foreign currency, or make transfers between sovereign jurisdictions (transfer and convertibility (T&C) risk).

Foreign currency ratings additionally consider the profile of the issuer or note after taking into account transfer and convertibility risk. The risk is usually communicated for different countries by the Country Ceiling, which “caps” the foreign currency ratings of most, though not all, issuers within a given country.

Where the rating is not explicitly described in the relevant rating action commentary as local or foreign currency, the reader should assume that the rating is a “foreign currency” rating (i.e. the rating is applicable for all convertible currencies of obligation).

AAA – Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very High Credit Quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High Credit Quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good Credit Quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B – Highly Speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC – Substantial Credit Risk. Default is a real possibility.

CC – Very High Levels Of Credit Risk. Default of some kind appears probable.

C – Exceptionally High Levels Of Credit Risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

-	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

-	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

-	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD – Restricted Default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

-	the selective payment default on a specific class or currency of debt;

-

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

-	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; and

-	execution of a distressed debt exchange on one or more material financial obligations.

D – Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

NATIONAL LONG-TERM CREDIT RATINGS

FITCH:

For those countries in which foreign and local currency sovereign ratings are below ‘AAA’, and where there is demand for such ratings, Fitch Ratings will provide National Ratings. It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.

The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned. Under this rating scale, a ‘AAA’ Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.

The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country. Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. It is not related to the rating scale of any other national market. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading. Consequently they are identified by the addition of a special identifier for the country concerned, such as ‘AAA(arg)’ for National Ratings in Argentina.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, the agency’s National Rating definitions may be substituted by the regulatory scales. For instance, Fitch’s National Short-Term Ratings of ‘F1+(xxx)’, ‘F1(xxx)’, ‘F2(xxx)’ and ‘F3(xxx)’ may be substituted by the regulatory scales, eg ‘A1+’, ‘A1’, ‘A2’ and ‘A3’. The below definitions thus serve as a template, but users should consult the individual scales for each country listed on Fitch’s regional websites to determine if any additional or alternative category definitions apply.

AAA(xxx) – ‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

AA(xxx) – ‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A(xxx) – ‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

BBB(xxx) – ‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

BB(xxx) – ‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx) – ‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment. For individual obligations, this rating may indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC(xxx) – ‘CCC’ National Ratings denote that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC(xxx) – ‘CC’ National Ratings denote that default of some kind appears probable.

C(xxx) – ‘C’ National Ratings denote that default is imminent.

RD(xxx) – RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a. the selective payment default on a specific class or currency of debt;
b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
d. execution of a distressed debt exchange on one or more material financial obligations.

D(xxx) – ‘D’ National Ratings denote an issuer or instrument that is currently in default.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

FITCH:

International Short-Term Credit Ratings are more commonly referred to as simply “Short-Term Ratings”.

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1 – Highest Short-Term Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 – Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3 – Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C – High Short-Term Default Risk. Default is a real possibility.

RD – Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

NATIONAL SHORT-TERM CREDIT RATINGS

FITCH:

F1(xxx) – Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx) – Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx) – Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx) – Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx) – Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD(xxx): Restricted Default. – Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D(xxx) – Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:

The ISO International Code Suffix is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.